UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders

Fidelity®

Floating Rate High Income

Fund

(A Class of Fidelity Advisor®
Floating Rate High Income Fund)

Annual Report

October 31, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate High Income Fund	5.91%	4.40%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Floating Rate High Income Fund, a class of the fund, on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The leveraged-loan market posted a strong gain during the 12 months ending October 31, 2012, overcoming periodic bouts of volatility largely stemming from concern over sovereign debt problems in the eurozone, with the S&P®/LSTA Leveraged Performing Loan Index advancing 8.66% for the period. During the past year, the leveraged-loan market experienced negative returns in only two months - November 2011 and May 2012 - with its healthy performance a result of positive fundamental and technical factors. Fundamentally, a slowly recovering domestic economy led to improving financial results for most leveraged companies, as they enjoyed increasing cash flow that helped to enhance their financial flexibility. As a result, the default rate ended the period near 1%, well below the historical average of 3.4%. On the technical side, the market benefited from steady demand from investors seeking higher yields, as the Federal Reserve kept the benchmark federal funds rate near zero, indicating in September that it intends to keep the rate at that level into 2015. While new issuance was robust during the past 12 months, the majority of deals were for refinancing, making the additional supply easily absorbed. As can be expected in a positive market environment, lower-quality B- and CCC-rated loans outperformed more-conservative BB-rated loans during the period.

Comments from Christine McConnell, Portfolio Manager of Fidelity® Floating Rate High Income Fund: For the year, the fund's Retail Class shares returned 5.91%, trailing the S&P®/LSTA index. The fund's bias toward larger-cap, higher-quality issuers hurt, as loans from smaller-cap, lower-quality companies generally outperformed. Within the benchmark, CCC-rated and non-rated (small-cap) loans returned about 16% and 9%, respectively, while B- and BB-rated loans advanced roughly 9% and 7%, respectively. On an industry basis, health care and publishing were the fund's biggest detractors. Within health care, a substantial overweighting in for-profit hospital operator HCA hurt the most, as this high-quality issuer underperformed amid investors' preference for riskier securities. In publishing, avoiding D-rated directory service provider SuperMedia detracted. Elsewhere, the fund's cash position also hurt. On the positive side, security selection in utilities provided the biggest boost, thanks to an underweighting in heavily leveraged Texas-based TXU Energy. In financials, an out-of-benchmark position in Ally Financial (formerly GMAC) also helped, as investors became more confident in the firm's ability to resolve issues at its mortgage subsidiary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	.98%
Actual		$ 1,000.00	$ 1,024.30	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 4.98
Class T	1.08%
Actual		$ 1,000.00	$ 1,023.80	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class B	1.51%
Actual		$ 1,000.00	$ 1,021.60	$ 7.67
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.66
Class C	1.73%
Actual		$ 1,000.00	$ 1,020.50	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,016.44	$ 8.77
Fidelity Floating Rate High Income Fund	.70%
Actual		$ 1,000.00	$ 1,025.80	$ 3.56
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,025.60	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	4.3	4.3
Community Health Systems, Inc.	2.9	3.1
Intelsat Jackson Holdings SA	2.7	2.5
DaVita, Inc.	1.9	1.3
First Data Corp.	1.9	1.6
	13.7
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	16.0	16.4
Telecommunications	8.5	8.3
Technology	7.7	8.5
Cable TV	5.9	5.4
Electric Utilities	5.8	5.4
Quality Diversification (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
BBB 4.4%	BBB 8.4%
BB 43.0%	BB 43.9%
B 31.9%	B 30.7%
CCC,CC,C 2.7%	CCC,CC,C 1.4%
D 0.0%	D 0.0%†
Not Rated 6.1%	Not Rated 5.4%
Equities 0.2%	Equities 0.2%
Short-Term Investments and Net Other Assets 11.7%	Short-Term Investments and Net Other Assets 10.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2012 *		As of April 30, 2012 **
	Floating Rate Loans 77.6%		Floating Rate Loans 79.8%
	Nonconvertible Bonds 10.5%		Nonconvertible Bonds 9.9%
	Common Stocks 0.2%		Common Stocks 0.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 11.7%		Short-Term Investments and Net Other Assets (Liabilities) 10.0%
* Foreign investments	9.0%	** Foreign investments	7.2%

† Amount represents less than 0.1%.

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Floating Rate Loans (h) - 77.6%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.3%
Aeroflex, Inc. Tranche B, term loan 5.75% 5/9/18 (e)	$ 1,895	$ 1,900
Sequa Corp. term loan 3.615% 12/3/14 (e)	14,990	14,897
Spirit Aerosystems, Inc. Tranche B, term loan 3.75% 4/18/19 (e)	7,945	7,925
TransDigm Group, Inc. Tranche B2, term loan 4% 2/14/17 (e)	26,875	26,942
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (e)	74,847	74,659
Wesco Aircraft Hardware Corp. Tranche B, term loan 4.25% 4/7/17 (e)	9,206	9,206
		135,529
Air Transportation - 0.5%
Delta Air Lines, Inc. Tranche B 1LN, term loan 5.25% 10/18/18 (e)	4,000	3,975
Northwest Airlines Corp. Tranche B, term loan 3.87% 12/22/13 (e)	2,145	2,124
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (e)	13,474	13,305
US Airways Group, Inc. term loan 2.711% 3/23/14 (e)	34,889	34,017
		53,421
Automotive - 2.8%
Allison Transmission, Inc.:
term loan 2.72% 8/7/14 (e)	5,702	5,687
Tranche B 2LN, term loan 3.72% 8/7/17 (e)	19,865	19,939
Tranche B 3LN, term loan 4.25% 8/23/19 (e)	20,955	21,007
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	44,694	45,644
Delphi Corp.:
Tranche A, term loan 2.25% 3/31/16 (e)	28,900	28,900
Tranche B, term loan 3.5% 3/31/17 (e)	58,971	59,119
Federal-Mogul Corp.:
Tranche B, term loan 2.1475% 12/27/14 (e)	36,593	34,214
Tranche C, term loan 2.1475% 12/27/15 (e)	18,670	17,456
Schaeffler AG Tranche C2, term loan 6% 1/27/17 (e)	20,000	20,100
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 4.75% 4/30/19 (e)	40,000	40,200
		292,266
Broadcasting - 4.2%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (e)	36,140	36,231
Clear Channel Capital I LLC Tranche B, term loan 3.8655% 1/29/16 (e)	28,957	23,745
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - continued
Clear Channel Communications, Inc. Tranche A, term loan 3.612% 7/30/14 (e)	$ 18,847	$ 18,234
FoxCo Acquisition Sub, LLC Tranche B, term loan 5.5% 7/14/17 (e)	7,000	7,070
Gray Television, Inc. Tranche B, term loan 3.5946% 10/11/19 (e)(f)	3,000	3,000
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (e)	5,264	5,251
Raycom Media, Inc. Tranche B, term loan 4.5% 5/31/17 (e)	4,938	4,900
Sinclair Television Group, Inc. Tranche B, term loan 4% 10/29/16 (e)	4,808	4,826
TWCC Holding Corp. Tranche B, term loan 4.25% 2/11/17 (e)	53,081	53,479
Univision Communications, Inc.:
term loan 4.462% 3/31/17 (e)	93,700	92,294
Tranche 1LN, term loan 2.212% 9/29/14 (e)	28,979	28,942
VNU, Inc.:
term loan 2.2185% 8/9/13 (e)	11,981	11,981
Tranche B, term loan 3.9685% 5/1/16 (e)	52,948	53,147
Tranche C, term loan 3.4685% 5/1/16 (e)	106,240	106,505
		449,605
Building Materials - 0.6%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (e)	24,083	24,235
Goodman Global Group, Inc.:
Tranche 1 LN, term loan 5.75% 10/28/16 (e)	15,478	15,478
Tranche 2 LN, term loan 9% 10/28/17 (e)	2,253	2,303
HD Supply, Inc. Tranche B 1LN, term loan 7.25% 10/12/17 (e)	21,945	22,603
Nortek, Inc. Tranche B, term loan 5.2522% 4/26/17 (e)	3,103	3,103
		67,722
Cable TV - 5.8%
Atlantic Broadband Finance LLC/Atlantic Broadband Finance, Inc. Tranche B 1LN, term loan 5.25% 4/4/19 (e)	7,980	8,040
Atlantic Broadband Holdings I, LLC Tranche B, term loan 4.5% 9/12/19 (e)	13,440	13,541
Bragg Communications, Inc. Tranche B, term loan 4% 2/28/18 (e)	10,448	10,487
Bresnan Broadband Holdings LLC Tranche B, term loan 4.5% 12/14/17 (e)	34,386	34,515
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
CCO Holdings, LLC Tranche 3LN, term loan 2.755% 9/6/14 (e)	$ 69,097	$ 68,924
Cequel Communications LLC Tranche B, term loan 4% 2/14/19 (e)	92,560	92,329
Charter Communications Operating LLC:
Tranche C, term loan 3.47% 9/6/16 (e)	140,130	140,663
Tranche D, term loan 4% 4/11/19 (e)	46,290	46,697
CSC Holdings, Inc.:
Tranche B2, term loan 3.462% 3/29/16 (e)	23,778	23,869
Tranche B3, term loan 3.212% 3/29/16 (e)	72,246	72,246
Kabel Deutschland GmbH Tranche F, term loan 4.25% 2/1/19 (e)	8,000	8,040
Mediacom Broadband LLC Tranche F, term loan 4.5% 10/23/17 (e)	16,598	16,515
Mediacom LLC Tranche E, term loan 4.5% 10/23/17 (e)	2,903	2,888
RCN Telecom Services, LLC Tranche B, term loan 5.25% 8/26/16 (e)	9,816	9,951
UPC Broadband Holding BV:
Tranche AB, term loan 4.75% 12/31/17 (e)	10,000	10,075
Tranche T, term loan 3.7145% 12/31/16 (e)	11,448	11,448
Tranche X, term loan 3.7145% 12/31/17 (e)	21,942	21,888
WaveDivision Holdings LLC Tranche B, term loan 5.5% 8/9/19 (e)	6,000	6,068
WideOpenWest Finance LLC Tranche B, term loan 6.25% 7/17/18 (e)	14,963	15,075
Zayo Group LLC Tranche B, term loan 5.25% 7/2/19 (e)	5,000	5,025
		618,284
Capital Goods - 0.6%
Rexnord LLC Tranche B 1LN, term loan 4.5% 4/1/18 (e)	16,000	16,120
SRAM LLC. Tranche B 1LN, term loan 4.7989% 6/7/18 (e)	5,434	5,475
Tomkins PLC Tranche B, term loan 4.25% 9/21/16 (e)	43,378	43,595
		65,190
Chemicals - 2.9%
Arizona Chemical Tranche B, term loan 7.25% 12/22/17 (e)	5,511	5,628
Ascend Performance Materials Operation LLC Tranche B, term loan 6.75% 4/10/18 (e)	3,980	3,960
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (e)	31,116	31,310
Celanese Holdings LLC:
Revolving Credit-Linked Deposit 1.7143% 4/2/14 (e)	51,781	51,522
Tranche C, term loan 3.1085% 10/31/16 (e)	34,558	34,558
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Chemicals - continued
Chemtura Corp.:
term loan 5.5% 8/27/16 (e)	$ 20,000	$ 20,200
Tranche B, term loan 5.5% 8/27/16 (e)	8,000	8,080
Emerald Performance Materials, LLC Tranche B, term loan 6.75% 5/11/18 (e)	2,993	3,015
General Chemical Corp. Tranche B, term loan 5.0018% 10/6/15 (e)	3,449	3,457
Huntsman International LLC Tranche B, term loan:
1.76% 4/19/14 (e)	22,712	22,598
2.7948% 4/19/17 (e)	4,900	4,876
INEOS U.S. Finance LLC term loan:
5.5% 4/27/15 (e)	6,965	7,087
6.5% 4/27/18 (e)	30,845	31,269
Kronos Worldwide, Inc. term loan 5.75% 6/13/18 (e)	3,950	3,970
Millennium America/Millennium Inorganic Chemicals Ltd.:
Tranche 1LN, term loan 2.6123% 5/15/14 (e)	4,016	4,016
Tranche 2LN, term loan 6.1123% 11/18/14 (e)	3,000	3,008
PL Propylene LLC Tranche B, term loan 7% 3/27/17 (e)	9,940	10,139
Rockwood Specialties Group, Inc. Tranche B, term loan 3.5% 2/10/18 (e)	19,725	19,725
Styron Corp. Tranche B, term loan 8% 8/2/17 (e)	7,626	7,283
Taminco Global Chemical Corp. Tranche B 1LN, term loan 5.25% 2/15/19 (e)	6,831	6,899
Tronox, Inc.:
Tranche B, term loan 4.25% 2/8/18 (e)	19,421	19,640
Tranche DD, term loan 4.25% 8/8/18 (e)	5,297	5,356
		307,596
Consumer Products - 2.1%
ACCO Brands Corp. Tranche B, term loan 4.25% 3/7/19 (e)	9,950	10,012
Jarden Corp. Tranche B, term loan 3.212% 3/31/18 (e)	34,023	34,108
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (e)	14,179	14,232
Prestige Brands, Inc. Tranche B, term loan 5.2778% 1/31/19 (e)	18,000	18,180
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (e)	15,800	15,800
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.75% 9/28/18 (e)	95,000	94,644
Spectrum Brands Holdings, Inc. Tranche B, term loan 5.0184% 6/17/16 (e)	4,325	4,325
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Consumer Products - continued
Weight Watchers International, Inc. Tranche F, term loan 4% 3/15/19 (e)	$ 14,925	$ 14,888
Wilsonart LLC Tranche B, term loan 5.5% 10/24/19 (e)	14,000	14,035
Yankee Candle Co., Inc. Tranche B, term loan 5.25% 4/2/19 (e)	3,980	4,010
		224,234
Containers - 0.6%
Berry Plastics Holding Corp. Tranche C, term loan 2.212% 4/3/15 (e)	4,739	4,709
BWAY Holding Co. Tranche B, term loan:
4.5% 8/31/17 (e)	8,000	8,000
5.25% 2/23/18 (e)	4,981	4,981
Consolidated Container Co. Tranche B, term loan 6.25% 7/3/19 (e)	13,000	12,968
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (e)	26,393	26,491
Tricorbraun, Inc. Tranche B, term loan 5.5% 4/30/18 (e)	3,990	4,020
		61,169
Diversified Financial Services - 1.6%
Delos Aircraft, Inc. Tranche T 2LN, term loan 4.75% 4/12/16 (e)	29,440	29,882
Fly Funding II Sarl Tranche B, term loan 6.75% 8/8/18 (e)	8,000	8,030
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	35,000	35,525
Klockner Pentaplast SA Tranche B 1LN, term loan 6.75% 12/21/16 (e)	6,983	7,044
LPL Holdings, Inc. Tranche B, term loan 4% 3/29/19 (e)	13,930	13,965
Residential Capital LLC Tranche A 1LN, term loan 5% 12/1/13 (e)	11,000	11,000
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 5% 10/1/19 (e)	9,000	8,955
TransUnion LLC Tranche B, term loan 5.5% 2/10/18 (e)	31,372	31,764
Vantiv LLC Tranche B, term loan 3.75% 3/27/19 (e)	20,113	20,113
		166,278
Diversified Media - 0.3%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (e)	1,959	1,567
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Diversified Media - continued
Lamar Media Corp. Tranche B, term loan 4% 12/31/16 (e)	$ 13,994	$ 14,099
WMG Acquisition Corp. Tranche B, term loan 5.25% 10/31/18 (e)	11,050	11,064
		26,730
Electric Utilities - 5.0%
Calpine Corp.:
Tranche B 2LN, term loan 4.5% 4/1/18 (e)	8,888	8,910
Tranche B 3LN, term loan 4.5% 10/9/19 (e)	16,000	16,040
Tranche B, term loan 4.5% 4/1/18 (e)	100,642	100,893
Covanta Energy Corp. Tranche B, term loan 4% 3/28/19 (e)	13,945	13,980
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (e)	10,425	10,738
(Gas) Tranche B, term loan 9.25% 8/5/16 (e)	34,800	36,192
EquiPower Resources Holdings LLC Tranche B 1LN, term loan 6.5% 12/21/18 (e)	16,140	16,180
Essential Power LLC Tranche B, term loan 5.5% 8/8/19 (e)	5,000	5,000
GenOn Energy, Inc. Tranche B, term loan 6.5% 9/20/17 (e)	41,108	41,314
NRG Energy, Inc. Tranche B, term loan 4% 7/1/18 (e)	83,005	83,524
NSG Holdings LLC:
Credit-Linked Deposit 1.8888% 6/15/14 (e)	247	246
Tranche B, term loan 1.8888% 6/15/14 (e)	304	302
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 2.3623% 12/15/13 (e)	983	981
Tranche 2LN, term loan 4.6123% 12/15/14 (e)	24,657	24,534
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7489% 10/10/14 (e)	81,117	54,247
4.7489% 10/10/17 (e)	64,252	42,005
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	78,609	79,104
		534,190
Energy - 1.4%
Alon USA, Inc. term loan 4.5% 8/4/13 (e)	2,984	2,954
CCS, Inc. Tranche B, term loan 3.212% 11/14/14 (e)	12,858	12,600
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (e)	13,413	13,429
Citgo Petroleum Corp. Tranche B, term loan 8% 6/24/15 (e)	948	955
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	$ 33,000	$ 32,876
EP Energy LLC term loan 4.5% 4/24/19 (e)	4,000	4,000
Everest Acquisition LLC Tranche B1, term loan 5% 4/24/18 (e)	8,000	8,070
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (e)	5,985	6,015
MEG Energy Corp. Tranche B, term loan 4% 3/18/18 (e)	10,890	10,931
MRC Global, Inc. Tranche B, term loan 6.25% 10/21/19 (e)	24,000	23,970
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	5,000	5,025
Plains Exploration & Production Co. term loan 6.25% 10/15/19 (e)	3,000	3,019
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	15,000	15,150
Tallgrass Operations LLC Tranche B, term loan 5.25% 10/22/18 (e)	9,000	9,000
		147,994
Entertainment/Film - 0.3%
Cinemark USA, Inc. Tranche B-2, term loan 3.4713% 4/30/16 (e)	2,954	2,977
Regal Cinemas Corp. Tranche B, term loan 3.2424% 8/23/17 (e)	27,989	28,059
		31,036
Environmental - 0.4%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (e)	31,000	31,388
Progressive Waste Solution Ltd. Tranche B, term loan 5% 10/18/19 (e)	12,000	12,090
Synagro Technologies, Inc. Tranche 1LN, term loan 2.3999% 3/30/14 (e)	401	347
		43,825
Food & Drug Retail - 1.0%
Fairway Group Acquisition Co. Tranche B, term loan 8.25% 8/17/18 (e)	4,000	4,030
GNC Corp. Tranche B, term loan 3.75% 3/2/18 (e)	48,786	48,786
Rite Aid Corp.:
Tranche 5 LN, term loan 4.5% 3/3/18 (e)	24,594	24,564
Tranche ABL, term loan 1.97% 6/4/14 (e)	19,518	19,323
Roundy's, Inc. Tranche B, term loan 5.75% 2/13/19 (e)	1,958	1,901
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - continued
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (e)	$ 3,980	$ 4,010
SUPERVALU, Inc. Tranche B, term loan 8% 8/30/18 (e)	2,988	3,006
		105,620
Food/Beverage/Tobacco - 1.1%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (e)	3,000	3,030
B&G Foods, Inc. Tranche B, term loan 4.5% 11/30/18 (e)	2,978	3,000
Dean Foods Co. Tranche B, term loan:
3.22% 4/2/16 (e)	16,364	16,323
3.47% 4/2/17 (e)	13,707	13,639
Del Monte Foods Co. Tranche B, term loan 4.5% 3/8/18 (e)	10,134	10,083
Earthbound Holdings III LLC Tranche B, term loan 5.75% 12/21/16 (e)	6,878	6,878
JBS USA LLC Tranche B, term loan 4.25% 5/25/18 (e)	12,877	12,813
Michael Foods, Inc. Tranche B, term loan 4.25% 2/25/18 (e)	20,170	20,271
OSI Restaurant Partners LLC Tranche B, term loan 4.75% 10/23/19 (e)	30,000	30,000
Pinnacle Foods Finance LLC:
term loan 2.7143% 4/4/14 (e)	1,496	1,496
Tranche E, term loan 4.75% 10/17/18 (e)	3,980	3,990
		121,523
Gaming - 1.9%
Affinity Gaming LLC Tranche B, term loan 5.5% 11/9/17 (e)	3,980	4,040
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (e)	23,570	23,717
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	7,000	7,140
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.2107% 1/28/15 (e)	14,688	14,193
Tranche B2, term loan 3.2107% 1/28/15 (e)	6,890	6,658
Tranche B3, term loan 3.2107% 1/28/15 (e)	12,593	12,169
Tranche B4, term loan 9.5% 10/31/16 (e)	3,969	4,079
Las Vegas Sands Corp. term loan 2.72% 11/23/15 (e)	5,874	5,830
Las Vegas Sands LLC:
term loan 1.72% 5/23/14 (e)	6,134	6,118
Tranche B, term loan:
1.72% 5/23/14 (e)	30,033	29,958
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands LLC: - continued
Tranche B, term loan: - continued
2.72% 11/23/16 (e)	$ 19,345	$ 19,297
Tranche I, term loan 2.72% 11/23/16 (e)	3,888	3,878
Motor City Casino Tranche B, term loan 6% 3/1/17 (e)	4,759	4,801
NP Opco, LLC Tranche B, term loan 5.5% 9/28/19 (e)	12,000	12,016
Penn National Gaming, Inc. Tranche B, term loan 3.75% 7/14/18 (e)	33,763	33,891
Pinnacle Entertainment, Inc. Tranche B, term loan 4% 3/19/19 (e)	9,950	9,900
Station Casinos LLC Tranche B 2LN, term loan 4.21% 6/16/16 (e)	2,000	1,930
		199,615
Healthcare - 15.5%
Alere, Inc. Tranche B 2LN, term loan 4.75% 6/30/17 (e)	2,985	3,000
Alkermes, Inc. term loan:
4% 9/25/16 (e)	3,000	3,008
4.5% 9/25/19 (e)	5,745	5,759
Assuramed Holding, Inc. Tranche B 1LN, term loan 5.5% 10/17/19 (e)	4,000	4,020
Bausch & Lomb, Inc.:
Tranche B, term loan 5.25% 5/18/19 (e)	71,261	72,063
Tranche DD, term loan 4.75% 6/30/15 (e)	12,000	12,090
Biomet, Inc. term loan:
3.347% 3/25/15 (e)	11,214	11,214
3.9607% 7/25/17 (e)	16,983	17,110
Carestream Health, Inc. term loan 5% 2/25/17 (e)	2,954	2,898
Community Health Systems, Inc. term loan 3.9212% 1/25/17 (e)	301,745	300,613
ConvaTec, Inc. term loan 5.25% 12/22/16 (e)	4,000	4,010
DaVita, Inc.:
Tranche A, term loan 2.72% 10/20/15 (e)	37,184	37,184
Tranche B 2LN, term loan 4% 8/21/19 (e)	74,000	74,000
Tranche B, term loan 4.5% 10/20/16 (e)	85,998	86,643
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	39,120	37,457
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	29,232	29,415
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (e)	13,075	13,156
Fresenius SE & Co. KGaA:
Tranche D 1LN, term loan 3.5% 9/10/14 (e)	37,850	37,944
Tranche D 2LN, term loan 3.5% 9/10/14 (e)	22,763	22,820
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Grifols, Inc. Tranche B, term loan 4.5% 6/1/17 (e)	$ 39,634	$ 40,031
Hanger, Inc. Tranche C, term loan 4.0103% 12/1/16 (e)	7,831	7,851
HCA, Inc.:
Tranche A 3LN, term loan 3.462% 2/2/16 (e)	326,507	326,480
Tranche B2, term loan 3.6123% 3/31/17 (e)	125,201	125,364
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (e)	6,853	6,647
Health Management Associates, Inc. Tranche B, term loan 4.5% 11/18/18 (e)	39,869	40,218
Hologic, Inc. Tranche B, term loan 4.5% 8/1/19 (e)	18,953	19,166
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (e)	43,487	43,544
IMS Health, Inc. Tranche B, term loan 4.5% 8/26/17 (e)	12,475	12,554
Kinetic Concepts, Inc. Tranche B-1, term loan 7% 5/4/18 (e)	21,808	22,054
Par Pharmaceutical Companies, Inc. Tranche B, term loan 5% 9/28/19 (e)	9,000	8,978
Pharmaceutical Product Development, Inc. Tranche B, term loan 6.25% 12/5/18 (e)	13,895	14,069
Quintiles Transnational Corp.:
Tranche B 1LN, term loan 4.5% 6/8/18 (e)	7,000	6,983
Tranche B, term loan 5% 6/8/18 (e)	10,872	10,845
Rural/Metro Corp. Tranche B, term loan 5.75% 6/30/18 (e)	5,875	5,758
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 6% 6/29/18 (e)	5,985	6,015
Tranche 2LN, term loan 9% 6/29/19 (e)	3,000	3,030
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (e)	2,962	2,940
Sun Healthcare Group, Inc. Tranche B, term loan 8.75% 10/18/16 (e)	2,067	2,049
Team Health, Inc. Tranche B, term loan 3.75% 6/29/18 (e)	6,913	6,843
Universal Health Services, Inc.:
term loan 3.75% 11/15/16 (e)	47,850	48,090
Tranche A, term loan 2.1573% 11/15/15 (e)	11,086	10,975
Valeant Pharmaceuticals International Tranche B, term loan:
9/16/19	26,000	26,065
4.25% 2/13/19 (e)	36,730	36,776
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Vanguard Health Holding Co. II LLC Tranche B, term loan 5% 1/29/16 (e)	$ 25,941	$ 26,135
VWR Funding, Inc. term loan 2.712% 6/29/14 (e)	12,336	12,322
		1,646,186
Homebuilders/Real Estate - 1.3%
Capital Automotive LP term loan 5.25% 3/11/17 (e)	8,460	8,502
CB Richard Ellis Group, Inc.:
Tranche A, term loan 2.4607% 11/9/15 (e)	6,400	6,384
Tranche B, term loan 3.4607% 11/9/16 (e)	23,880	23,940
CB Richard Ellis Services, Inc.:
Tranche C, term loan 3.462% 3/4/18 (e)	40,497	40,396
Tranche D, term loan 3.7208% 9/4/19 (e)	22,712	22,656
RE/MAX LLC term loan 5.5% 4/14/16 (e)	3,519	3,528
Realogy Corp.:
Credit-Linked Deposit 3.2143% 10/10/13 (e)	3,814	3,624
Credit-Linked Deposit 4.4643% 10/10/16 (e)	2,870	2,849
term loan 4.464% 10/10/16 (e)	25,150	25,087
		136,966
Insurance - 0.8%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (e)	41,740	42,053
Tranche 2nd LN, term loan 9% 5/24/19 (e)	4,013	4,158
CNO Financial Group, Inc.:
Tranche B 1LN, term loan 4.25% 9/28/16 (e)	6,000	5,993
Tranche B 2LN, term loan 5% 9/28/18 (e)	14,000	14,105
USI Holdings Corp.:
Tranche B, term loan 2.72% 5/4/14 (e)	9,391	9,321
Tranche D, term loan 5.75% 5/4/14 (e)	7,272	7,263
		82,893
Leisure - 0.8%
Cedar Fair LP Tranche B, term loan 4% 12/15/17 (e)	16,877	16,940
FGI Operating Co., LLC term loan 5.5% 4/19/19 (e)	3,992	4,032
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (e)	36,317	36,498
Six Flags, Inc. Tranche B, term loan 4.25% 12/20/18 (e)	22,000	22,083
		79,553
Metals/Mining - 1.6%
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (e)	19,950	20,150
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (e)	1,388	1,381
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Metals/Mining - continued
Novelis, Inc. Tranche B, term loan 4% 3/10/17 (e)	$ 76,057	$ 75,867
Oxbow Carbon LLC Tranche B 1LN, term loan 3.712% 5/8/16 (e)	9,940	9,928
SunCoke Energy, Inc. Tranche B, term loan 4% 7/26/18 (e)	7,357	7,357
Walter Energy, Inc.:
Tranche A, term loan 3.4111% 4/1/16 (e)	2,896	2,838
Tranche B, term loan 4% 4/1/18 (e)	52,014	51,104
		168,625
Paper - 0.0%
Bear Island Paper Co. LLC Tranche B 2LN, term loan 12% 9/13/17	225	160
Publishing/Printing - 0.9%
Cenveo Corp. Tranche B, term loan 6.625% 12/21/16 (e)	4,724	4,724
Dex Media East LLC term loan 2.8589% 10/24/14 (e)	7,804	5,111
Dex Media West LLC/Dex Media West Finance Co. term loan 7.25% 10/24/14 (e)	1,748	1,171
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	20,000	20,050
Houghton Mifflin Harcourt Publishing Co. term loan 7.25% 5/22/18 (e)	16,661	16,828
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	11,217	11,217
Thomson Learning Tranche B, term loan 2.47% 7/5/14 (e)	41,764	39,676
		98,777
Restaurants - 0.9%
Burger King Corp. Tranche B, term loan 3.75% 9/28/19 (e)	30,645	30,683
DineEquity, Inc. Tranche B 1LN, term loan 4.25% 10/19/17 (e)	6,641	6,691
Dunkin Brands, Inc. Tranche B2, term loan 4% 11/23/17 (e)	37,180	37,273
Focus Brands, Inc. Tranche B 1LN, term loan 6.2774% 2/21/18 (e)	4,534	4,579
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (e)	7,960	8,040
NPC International, Inc. Tranche B, term loan 5.25% 12/28/18 (e)	1,990	2,015
Wok Acquisition Corp. Tranche B, term loan 6.25% 6/22/19 (e)	5,000	5,063
		94,344
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Services - 3.1%
Allied Security Holdings LLC Tranche B 1LN, term loan 5.25% 2/4/17 (e)	$ 7,388	$ 7,406
ARAMARK Corp.:
Credit-Linked Deposit 2.1208% 1/26/14 (e)	2,528	2,534
Credit-Linked Deposit 3.4643% 7/26/16 (e)	3,579	3,588
Tranche B, term loan 3.462% 7/26/16 (e)	54,415	54,551
Tranche C, term loan 3.5671% 7/26/16 (e)	55,600	55,739
3.4643% 7/26/16 (e)	4,666	4,678
Brickman Group Holdings, Inc. Tranche B 1LN, term loan 5.5% 10/14/16 (e)	4,000	4,050
Hertz Corp. Tranche B, term loan:
3.75% 3/11/18 (e)	12,000	11,970
3.75% 3/11/18 (e)	38,410	38,266
Interactive Data Corp. Tranche B, term loan 4.5% 2/11/18 (e)	30,650	30,843
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (e)	13,811	13,880
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (e)	2,648	2,645
ServiceMaster Co.:
term loan 2.71% 7/24/14 (e)	41,373	41,269
Tranche B2, term loan 4.46% 1/31/17 (e)	23,940	24,000
Tranche DD, term loan 2.71% 7/24/14 (e)	3,277	3,269
SymphonyIRI Group, Inc. Tranche B, term loan 5% 12/1/17 (e)	10,855	10,842
The Geo Group, Inc.:
Tranche A 2LN, term loan 3.0011% 8/4/15 (e)	1,850	1,850
Tranche A 3LN, term loan 2.97% 8/4/15 (e)	2,000	2,000
Tranche B, term loan 3.75% 8/4/16 (e)	6,370	6,378
U.S. Foodservice Tranche B, term loan 2.71% 7/3/14 (e)	3,167	3,128
West Corp. Tranche B 6LN, term loan 5.75% 6/30/18 (e)	6,480	6,577
		329,463
Shipping - 0.2%
Ozburn Hessey Holding Co. LLC Tranche 2LN, term loan 11.5% 10/8/16 (e)	667	613
Swift Transportation Co. LLC Tranche B-2, term loan 5% 12/21/17 (e)	17,432	17,563
		18,176
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - 0.3%
Michaels Stores, Inc.:
Tranche B1, term loan 2.6875% 10/31/13 (e)	$ 25,406	$ 25,470
Tranche B2, term loan 4.9117% 7/31/16 (e)	9,596	9,692
		35,162
Steel - 0.9%
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	95,000	94,644
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	2,977	3,007
		97,651
Super Retail - 2.6%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (e)	11,910	11,910
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (e)	11,359	11,473
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (e)	28,445	28,765
Tranche 2LN, term loan 9.75% 3/26/20 (e)	7,000	7,175
Dollar General Corp.:
Tranche B1, term loan 2.962% 7/6/14 (e)	26,244	26,277
Tranche B2, term loan 2.962% 7/6/14 (e)	4,000	4,000
Tranche C, term loan 2.962% 7/6/17 (e)	10,000	10,038
Evergreen Acquisition Co. Tranche C, term loan 5% 7/20/19 (e)	1,990	1,990
Gymboree Corp. term loan 5% 2/23/18 (e)	4,536	4,434
J. Crew Group, Inc. Tranche B, term loan 4.75% 3/7/18 (e)	43,182	43,347
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	4,000	3,980
Party City Corp. Tranche B, term loan 5.75% 7/27/19 (e)	16,000	16,210
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	35,878	35,968
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (e)	16,000	16,120
Tranche B, term loan 3.75% 3/30/18 (e)	1,943	1,948
Serta Simmons Holdings, LLC Tranche B, term loan 5.4334% 10/1/19 (e)	15,000	14,963
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	7,900	7,910
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
Toys 'R' Us, Inc.:
term loan 6% 9/1/16 (e)	$ 16,625	$ 16,584
Tranche B2, term loan 5.25% 5/25/18 (e)	8,888	8,688
		271,780
Technology - 7.2%
Avaya, Inc.:
term loan 3.1769% 10/27/14 (e)	51,508	49,963
Tranche B 3LN, term loan 4.9269% 10/26/17 (e)	14,572	13,006
CDW Corp. Tranche B, term loan:
3.714% 10/10/14 (e)	12,014	12,029
4% 7/15/17 (e)	17,702	17,591
Ceridian Corp. Tranche B, term loan 5.964% 5/10/17 (e)	6,000	6,023
Datatel, Inc. Tranche B, term loan 6.25% 7/19/18 (e)	13,735	13,890
Fidelity National Information Services, Inc. Tranche A 2LN, term loan 2.461% 7/18/14 (e)	10,923	10,895
First Data Corp.:
term loan 4.2107% 3/24/18 (e)	39,079	37,467
Tranche 1LN, term loan 5.2107% 9/24/18 (e)	33,000	32,093
Tranche B1, term loan 2.9607% 9/24/14 (e)	4,239	4,239
Tranche B2, term loan 2.9607% 9/24/14 (e)	3,073	3,073
Tranche B3, term loan 2.9607% 9/24/14 (e)	5,084	5,084
Tranche D, term loan 5.2107% 3/24/17 (e)	73,529	71,691
Flextronics International Ltd.:
Tranche B A1, term loan 2.462% 10/1/14 (e)	877	875
Tranche B A2, term loan 2.462% 10/1/14 (e)	1,349	1,346
Tranche B A3, term loan 2.462% 10/1/14 (e)	1,574	1,570
Tranche B-A, term loan 2.462% 10/1/14 (e)	3,051	3,043
Freescale Semiconductor, Inc. term loan 4.4645% 12/1/16 (e)	125,054	120,989
Generac Power Systems, Inc. Tranche B, term loan 6.25% 5/30/18 (e)	3,990	4,070
Genpact Ltd. Tranche B, term loan 4.25% 8/30/19 (e)	14,000	14,018
Kronos, Inc. Tranche B 1LN, term loan 5.5% 10/24/19 (e)	22,000	22,000
Lawson Software, Inc.:
Tranche B 1LN, term loan 5.75% 10/5/16 (e)	2,775	2,817
Tranche B 2LN, term loan 5.25% 4/5/18 (e)	12,000	12,120
NXP BV:
term loan 4.5% 3/4/17 (e)	74,765	75,513
Tranche A 2LN, term loan 5.5% 3/4/17 (e)	29,715	30,309
Tranche A6, term loan 5.25% 3/19/19 (e)	9,950	10,050
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (e)	$ 19,955	$ 20,055
Rovi Corp. Tranche A, term loan 2.72% 2/7/16 (e)	5,796	5,680
Sensata Technologies BV Tranche B, term loan 4% 5/12/18 (e)	46,640	46,873
Spansion, Inc. term loan 4.75% 2/9/15 (e)	7,385	7,421
SunGard Data Systems, Inc.:
term loan 3.9027% 2/28/16 (e)	21,124	21,124
Tranche B, term loan 3.711% 2/28/14 (e)	13,767	13,819
Tranche C, term loan 3.9685% 2/28/17 (e)	61,540	61,771
Syniverse Holdings, Inc. Tranche B, term loan 5% 4/23/19 (e)	9,975	10,050
		762,557
Telecommunications - 6.7%
Consolidated Communications, Inc. term loan 2.72% 12/31/14 (e)	9,992	9,967
Cricket Communications, Inc. Tranche B, term loan 4.75% 10/10/19 (e)	3,000	3,008
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (e)	47,647	47,886
Digicel International Finance Ltd. Tranche D 1LN, term loan 3.875% 3/31/17 (e)	4,000	3,860
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (e)	11,064	10,289
Genesys SA Tranche B, term loan 6.75% 1/31/19 (e)	1,990	2,017
Intelsat Jackson Holdings SA:
term loan 3.214% 2/1/14 (e)	84,000	82,740
Tranche B, term loan 4.5% 4/2/18 (e)	178,825	180,166
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 4.75% 8/1/19 (e)	12,000	12,060
Tranche B, term loan:
4.75% 2/1/16 (e)	40,000	40,500
5.25% 8/1/19 (e)	10,000	10,125
MetroPCS Wireless, Inc.:
Tranche B 3LN, term loan 4% 3/17/18 (e)	70,626	70,538
Tranche B, term loan 4.071% 11/3/16 (e)	14,308	14,290
NTELOS, Inc. Tranche B, term loan 4% 8/7/15 (e)	2,438	2,432
SBA Senior Finance II, LLC term loan 3.75% 9/28/19 (e)	12,545	12,592
Telesat Holding, Inc. Tranche B, term loan 4.25% 3/28/19 (e)	61,845	62,000
Time Warner Telecom, Inc. Tranche B, term loan 3.47% 12/30/16 (e)	4,732	4,732
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	$ 48,469	$ 48,997
term loan 6.875% 8/11/15	44,301	44,927
Windstream Corp.:
Tranche B 3LN, term loan 4% 8/8/19 (e)	11,970	12,000
Tranche B1, term loan 1.8968% 7/17/13 (e)	11,437	11,409
Tranche B2, term loan 3.1468% 12/17/15 (e)	21,416	21,470
		708,005
Textiles & Apparel - 0.4%
Levi Strauss & Co. term loan 2.4645% 4/4/14 (e)	3,000	2,985
Phillips-Van Heusen Corp.:
term loan 2.68% 1/31/16 (e)	6,300	6,284
Tranche B, term loan 3.5% 5/6/16 (e)	23,960	23,900
Warnaco, Inc. Tranche B, term loan 3.75% 6/17/18 (e)	13,825	13,687
		46,856
TOTAL FLOATING RATE LOANS (Cost $8,157,023)		8,228,981
Nonconvertible Bonds - 10.5%

Air Transportation - 0.1%
Continental Airlines, Inc. 3.5433% 6/2/13 (e)	6,641	6,607
Continental Airlines, Inc. 9.25% 5/10/17	2,346	2,563
Delta Air Lines, Inc. 9.5% 9/15/14 (c)	1,598	1,680
United Air Lines, Inc. 9.875% 8/1/13 (c)	3,793	3,864
		14,714
Automotive - 0.6%
Delphi Corp. 5.875% 5/15/19	18,610	19,913
General Motors Acceptance Corp. 2.6183% 12/1/14 (e)	40,000	39,362
General Motors Financial Co., Inc. 4.75% 8/15/17 (c)	4,000	4,110
		63,385
Banks & Thrifts - 1.3%
Ally Financial, Inc.:
3.6375% 2/11/14 (e)	52,000	52,650
4.625% 6/26/15	4,000	4,156
Bank of America Corp. 1.7333% 1/30/14 (e)	3,250	3,279
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Banks & Thrifts - continued
GMAC LLC 2.6183% 12/1/14 (e)	$ 70,187	$ 69,134
Regions Financial Corp. 5.75% 6/15/15	3,000	3,285
		132,504
Broadcasting - 0.3%
Clear Channel Communications, Inc. 9% 12/15/19 (c)	8,677	7,809
Sirius XM Radio, Inc. 5.25% 8/15/22 (c)	5,000	5,000
Starz LLC/Starz Finance Corp. 5% 9/15/19 (c)	6,000	6,105
Univision Communications, Inc. 6.75% 9/15/22 (c)	9,000	9,000
		27,914
Building Materials - 0.1%
Nortek, Inc. 8.5% 4/15/21 (c)	5,000	5,425
Cable TV - 0.1%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (c)	2,000	2,140
Virgin Media Finance PLC 4.875% 2/15/22	7,000	7,088
		9,228
Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (c)(d)	3,000	2,993
Chemicals - 0.1%
Georgia Gulf Corp. 9% 1/15/17 (c)	3,602	3,998
LyondellBasell Industries NV 6% 11/15/21	2,980	3,442
Nufarm Australia Ltd. 6.375% 10/15/19 (c)	3,000	3,075
		10,515
Consumer Products - 0.1%
Libbey Glass, Inc. 6.875% 5/15/20 (c)	4,000	4,270
Reddy Ice Corp. 11.25% 3/15/15	2,000	2,025
Spectrum Brands Holdings, Inc. 9.5% 6/15/18 (c)	4,000	4,490
		10,785
Containers - 1.3%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (c)	2,630	2,827
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (c)	4,545	4,886
Berry Plastics Corp.:
5.0903% 2/15/15 (e)	60,000	60,000
8.25% 11/15/15	4,000	4,180
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Crown Americas LLC/Capital Corp. II 7.625% 5/15/17	$ 6,645	$ 7,127
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20 (c)	54,325	55,072
		134,092
Diversified Financial Services - 1.4%
CIT Group, Inc.:
4.75% 2/15/15 (c)	14,000	14,490
5% 5/15/17	7,000	7,368
5.25% 4/1/14 (c)	45,000	46,688
International Lease Finance Corp.:
4.875% 4/1/15	4,000	4,140
5.625% 9/20/13	12,000	12,345
5.875% 5/1/13	21,405	21,860
6.25% 5/15/19	10,000	10,778
6.375% 3/25/13	13,000	13,228
SLM Corp.:
0.6153% 1/27/14 (e)	14,000	13,765
4.625% 9/25/17	2,000	2,055
		146,717
Diversified Media - 0.3%
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	16,870	18,093
Series B, 9.25% 12/15/17	12,485	13,390
		31,483
Electric Utilities - 0.8%
Calpine Construction Finance Co. LP 8% 6/1/16 (c)	4,000	4,270
Energy Future Holdings Corp. 10% 1/15/20	54,320	58,666
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
10% 12/1/20	5,000	5,600
11.75% 3/1/22 (c)	11,000	10,753
NRG Energy, Inc. 6.625% 3/15/23 (c)	4,000	4,120
The AES Corp. 7.75% 3/1/14	3,000	3,210
		86,619
Energy - 0.2%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 6.625% 10/1/20 (c)	2,645	2,738
Continental Resources, Inc. 7.125% 4/1/21	2,000	2,220
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (c)	5,000	4,963
Stone Energy Corp. 7.5% 11/15/22 (d)	3,000	2,966
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22 (c)	$ 3,000	$ 3,203
Tesoro Corp. 4.25% 10/1/17	5,000	5,188
		21,278
Environmental - 0.0%
Clean Harbors, Inc. 5.25% 8/1/20 (c)	4,000	4,100
Gaming - 0.0%
Ameristar Casinos, Inc. 7.5% 4/15/21 (c)	3,000	3,203
Healthcare - 0.5%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	11,158
DaVita, Inc. 5.75% 8/15/22	8,235	8,606
Health Management Associates, Inc. 7.375% 1/15/20	3,420	3,677
Tenet Healthcare Corp.:
4.75% 6/1/20 (c)	8,680	8,615
8.875% 7/1/19	16,000	17,960
		50,016
Insurance - 0.0%
CNO Financial Group, Inc. 6.375% 10/1/20 (c)	3,000	3,105
Metals/Mining - 0.3%
CONSOL Energy, Inc. 8% 4/1/17	6,475	6,864
FMG Resources (August 2006) Pty Ltd. 7% 11/1/15 (c)	24,705	24,952
Peabody Energy Corp. 6% 11/15/18	5,000	5,175
		36,991
Paper - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18	2,400	2,736
Boise Cascade LLC/Boise Cascade Finance Corp. 6.375% 11/1/20 (c)	3,000	3,038
P.H. Glatfelter Co. 5.375% 10/15/20 (c)	4,585	4,654
Verso Paper Holdings LLC/Verso Paper, Inc. 11.75% 1/15/19 (c)	3,000	1,950
		12,378
Services - 0.4%
ARAMARK Corp. 3.9446% 2/1/15 (e)	12,000	11,985
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9345% 5/15/14 (e)	19,000	18,880
Laureate Education, Inc. 9.25% 9/1/19 (c)(d)	3,000	2,955
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (e)	3,000	3,173
United Rentals North America, Inc. 6.125% 6/15/23	3,000	3,049
		40,042
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Shipping - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	$ 3,000	$ 2,820
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,075	6,622
		9,442
Super Retail - 0.1%
Dollar General Corp. 4.125% 7/15/17	5,000	5,225
Sally Holdings LLC 5.75% 6/1/22	3,000	3,210
		8,435
Technology - 0.5%
First Data Corp. 6.75% 11/1/20 (c)	39,130	39,130
NCR Corp. 5% 7/15/22 (c)	4,000	4,090
NXP BV/NXP Funding LLC 3.0903% 10/15/13 (e)	14,255	14,237
		57,457
Telecommunications - 1.8%
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (c)	2,815	2,850
Intelsat Jackson Holdings SA 6.625% 12/15/22 (c)	20,000	19,875
iPCS, Inc.:
2.5696% 5/1/13 (e)	72,852	72,488
3.7159% 5/1/14 pay-in-kind (e)	69,150	68,805
Qwest Corp. 3.6388% 6/15/13 (e)	11,000	11,052
Sprint Capital Corp. 6.875% 11/15/28	4,000	4,090
Sprint Nextel Corp. 9% 11/15/18 (c)	3,000	3,705
Telesat Canada/Telesat LLC 6% 5/15/17 (c)	3,000	3,128
		185,993
TOTAL NONCONVERTIBLE BONDS (Cost $1,076,563)		1,108,814
Common Stocks - 0.2%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	564
ION Media Networks, Inc. (a)	2,842	1,626
		2,190
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,429	13,103
Diversified Financial Services - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	551
Common Stocks - continued
	Shares	Value (000s)
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	$ 365
Entertainment/Film - 0.0%
Metro-Goldwyn-Mayer, Inc. (a)	71,585	2,158
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	1,952
Paper - 0.0%
White Birch Cayman Holdings Ltd.	12,750	0
Publishing/Printing - 0.0%
HMH Holdings, Inc. warrants 6/22/19 (a)(g)	13,699	103
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	252
TOTAL COMMON STOCKS (Cost $18,466)		20,674
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0)	1,888,944	0
Money Market Funds - 13.6%

Fidelity Cash Central Fund, 0.19% (b) (Cost $1,447,930)	1,447,930,416	1,447,930
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $10,699,982)		10,806,399
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(199,509)
NET ASSETS - 100%		$ 10,606,890
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $347,319,000 or 3.3% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $730,000 and $730,000, respectively. The coupon rate will be determined at time of settlement.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $103,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
HMH Holdings, Inc. warrants 6/22/19	6/22/12	$ 26

(h) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,819
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,403	$ 564	$ -	$ 5,839
Financials	551	-	-	551
Materials	13,103	13,103	-	-
Telecommunication Services	252	252	-	-
Utilities	365	365	-	-
Floating Rate Loans	8,228,981	-	8,228,821	160
Corporate Bonds	1,108,814	-	1,108,814	-
Other	-	-	-	-
Money Market Funds	1,447,930	1,447,930	-	-
Total Investments in Securities:	$ 10,806,399	$ 1,462,214	$ 9,337,635	$ 6,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,252,052)	$ 9,358,469
Fidelity Central Funds (cost $1,447,930)	1,447,930
Total Investments (cost $10,699,982)		$ 10,806,399
Cash		97,810
Receivable for investments sold		130,923
Receivable for fund shares sold		22,198
Interest receivable		46,600
Distributions receivable from Fidelity Central Funds		245
Other receivables		197
Total assets		11,104,372

Liabilities
Payable for investments purchased Regular delivery	$ 457,238
Delayed delivery	8,945
Payable for fund shares redeemed	16,918
Distributions payable	6,935
Accrued management fee	4,961
Distribution and service plan fees payable	1,007
Other affiliated payables	1,318
Other payables and accrued expenses	160
Total liabilities		497,482

Net Assets		$ 10,606,890
Net Assets consist of:
Paid in capital		$ 10,446,890
Undistributed net investment income		141,371
Accumulated undistributed net realized gain (loss) on investments		(87,788)
Net unrealized appreciation (depreciation) on investments		106,417
Net Assets		$ 10,606,890

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,304,994 ÷ 131,222 shares)	$ 9.94

Maximum offering price per share (100/97.25 of $9.94)	$ 10.22
Class T: Net Asset Value and redemption price per share ($240,753 ÷ 24,242 shares)	$ 9.93

Maximum offering price per share (100/97.25 of $9.93)	$ 10.21
Class B: Net Asset Value and offering price per share ($24,318 ÷ 2,449 shares)A	$ 9.93

Class C: Net Asset Value and offering price per share ($806,133 ÷ 81,077 shares)A	$ 9.94

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($5,720,469 ÷ 575,952 shares)	$ 9.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,510,223 ÷ 252,923 shares)	$ 9.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 301
Interest		450,249
Income from Fidelity Central Funds		1,819
Total income		452,369

Expenses
Management fee	$ 57,371
Transfer agent fees	13,894
Distribution and service plan fees	12,417
Accounting fees and expenses	1,577
Custodian fees and expenses	136
Independent trustees' compensation	67
Registration fees	344
Audit	163
Legal	36
Miscellaneous	123
Total expenses before reductions	86,128
Expense reductions	(15)	86,113
Net investment income (loss)		366,256
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		23,583
Change in net unrealized appreciation (depreciation) on investment securities		177,284
Net gain (loss)		200,867
Net increase (decrease) in net assets resulting from operations		$ 567,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 366,256	$ 346,197
Net realized gain (loss)	23,583	42,915
Change in net unrealized appreciation (depreciation)	177,284	(245,127)
Net increase (decrease) in net assets resulting from operations	567,123	143,985
Distributions to shareholders from net investment income	(350,713)	(309,951)
Share transactions - net increase (decrease)	256,075	3,623,748
Redemption fees	419	1,302
Total increase (decrease) in net assets	472,904	3,459,084

Net Assets
Beginning of period	10,133,986	6,674,902
End of period (including undistributed net investment income of $141,371 and undistributed net investment income of $129,183, respectively)	$ 10,606,890	$ 10,133,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.79	$ 9.31	$ 8.00	$ 9.75
Income from Investment Operations
Net investment income (loss) C	.340	.317	.391	.354	.476
Net realized and unrealized gain (loss)	.195	(.080)	.425	1.232	(1.779)
Total from investment operations	.535	.237	.816	1.586	(1.303)
Distributions from net investment income	(.325)	(.298)	(.287)	(.278)	(.448)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.325)	(.298)	(.337)	(.278)	(.448)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.94	$ 9.73	$ 9.79	$ 9.31	$ 8.00
Total Return A,B	5.60%	2.46%	8.96%	20.31%	(13.87)%
Ratios to Average Net Assets D,F
Expenses before reductions	.99%	1.00%	1.03%	1.05%	1.06%
Expenses net of fee waivers, if any	.99%	1.00%	1.03%	1.05%	1.06%
Expenses net of all reductions	.99%	1.00%	1.03%	1.04%	1.06%
Net investment income (loss)	3.47%	3.25%	4.11%	4.09%	5.13%
Supplemental Data
Net assets, end of period (in millions)	$ 1,305	$ 1,587	$ 1,064	$ 518	$ 192
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.330	.312	.391	.349	.481
Net realized and unrealized gain (loss)	.195	(.070)	.416	1.228	(1.762)
Total from investment operations	.525	.242	.807	1.577	(1.281)
Distributions from net investment income	(.315)	(.293)	(.288)	(.279)	(.450)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.315)	(.293)	(.338)	(.279)	(.450)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 8.00
Total Return A,B	5.50%	2.51%	8.87%	20.20%	(13.66)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.09%	1.05%	1.02%	1.04%	1.03%
Expenses net of fee waivers, if any	1.09%	1.05%	1.02%	1.04%	1.03%
Expenses net of all reductions	1.09%	1.05%	1.02%	1.04%	1.03%
Net investment income (loss)	3.37%	3.19%	4.12%	4.10%	5.16%
Supplemental Data
Net assets, end of period (in millions)	$ 241	$ 271	$ 242	$ 143	$ 134
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 7.99	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.288	.266	.341	.305	.432
Net realized and unrealized gain (loss)	.195	(.070)	.416	1.238	(1.771)
Total from investment operations	.483	.196	.757	1.543	(1.339)
Distributions from net investment income	(.273)	(.247)	(.238)	(.235)	(.402)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.273)	(.247)	(.288)	(.235)	(.402)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 7.99
Total Return A,B	5.05%	2.03%	8.30%	19.74%	(14.21)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.52%	1.55%	1.56%	1.56%
Expenses net of fee waivers, if any	1.52%	1.52%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.52%	1.55%	1.55%	1.55%
Net investment income (loss)	2.94%	2.72%	3.59%	3.59%	4.64%
Supplemental Data
Net assets, end of period (in millions)	$ 24	$ 32	$ 43	$ 44	$ 42
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.78	$ 9.31	$ 8.00	$ 9.74
Income from Investment Operations
Net investment income (loss) C	.267	.244	.321	.288	.408
Net realized and unrealized gain (loss)	.195	(.070)	.415	1.235	(1.770)
Total from investment operations	.462	.174	.736	1.523	(1.362)
Distributions from net investment income	(.252)	(.225)	(.217)	(.215)	(.379)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.252)	(.225)	(.267)	(.215)	(.379)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.94	$ 9.73	$ 9.78	$ 9.31	$ 8.00
Total Return A,B	4.81%	1.80%	8.05%	19.43%	(14.41)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.74%	1.74%	1.76%	1.78%	1.80%
Expenses net of fee waivers, if any	1.74%	1.74%	1.76%	1.78%	1.80%
Expenses net of all reductions	1.74%	1.74%	1.76%	1.78%	1.80%
Net investment income (loss)	2.72%	2.50%	3.38%	3.35%	4.39%
Supplemental Data
Net assets, end of period (in millions)	$ 806	$ 852	$ 622	$ 335	$ 199
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.74
Income from Investment Operations
Net investment income (loss) B	.368	.345	.418	.377	.508
Net realized and unrealized gain (loss)	.195	(.070)	.417	1.225	(1.771)
Total from investment operations	.563	.275	.835	1.602	(1.263)
Distributions from net investment income	(.353)	(.326)	(.316)	(.304)	(.478)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.353)	(.326)	(.366)	(.304)	(.478)
Redemption fees added to paid in capital B	- F	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 8.00
Total Return A	5.91%	2.86%	9.18%	20.55%	(13.49)%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.71%	.73%	.75%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.75%	.73%
Expenses net of all reductions	.71%	.71%	.73%	.75%	.73%
Net investment income (loss)	3.75%	3.53%	4.41%	4.39%	5.46%
Supplemental Data
Net assets, end of period (in millions)	$ 5,720	$ 5,399	$ 3,566	$ 2,354	$ 1,292
Portfolio turnover rate D	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 9.77	$ 9.29	$ 7.99	$ 9.73
Income from Investment Operations
Net investment income (loss) B	.363	.341	.415	.379	.503
Net realized and unrealized gain (loss)	.196	(.079)	.427	1.221	(1.769)
Total from investment operations	.559	.262	.842	1.600	(1.266)
Distributions from net investment income	(.349)	(.323)	(.313)	(.302)	(.475)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.349)	(.323)	(.363)	(.302)	(.475)
Redemption fees added to paid in capital B	- F	.001	.001	.002	.001
Net asset value, end of period	$ 9.92	$ 9.71	$ 9.77	$ 9.29	$ 7.99
Total Return A	5.87%	2.72%	9.27%	20.54%	(13.54)%
Ratios to Average Net Assets C,E
Expenses before reductions	.75%	.75%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.77%	.77%
Expenses net of all reductions	.75%	.75%	.76%	.77%	.76%
Net investment income (loss)	3.71%	3.50%	4.38%	4.36%	5.43%
Supplemental Data
Net assets, end of period (in millions)	$ 2,510	$ 1,992	$ 1,138	$ 469	$ 138
Portfolio turnover rate D	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 236,102
Gross unrealized depreciation	(35,902)
Net unrealized appreciation (depreciation) on securities and other investments	$ 200,200

Tax Cost	$ 10,606,199

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 49,369
Capital loss carryforward	$ (89,569)
Net unrealized appreciation (depreciation)	$ 200,200

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (50,512)
2017	(39,057)
Total capital loss carryforward	$ (89,569)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 350,713	$ 309,951

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $4,434,439 and $4,611,065, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,464	$ 134
Class T	-%	.25%	628	3
Class B	.55%	.15%	192	151
Class C	.75%	.25%	8,133	1,801
			$ 12,417	$ 2,089

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 133
Class T	13
Class B*	43
Class C*	148
$ 337

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,079.15
Class T	629.25
Class B	63.23
Class C	1,230.15
Fidelity Floating Rate High Income Fund	6,420.12
Institutional Class	3,473.16
	$ 13,894

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were fourteen dollars for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 46,515	$ 46,926
Class T	8,143	8,530
Class B	780	998
Class C	20,972	18,564
Fidelity Floating Rate High Income Fund	197,172	173,777
Institutional Class	77,131	61,156
Total	$ 350,713	$ 309,951

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	31,124	130,538	$ 305,628	$ 1,284,754
Reinvestment of distributions	3,572	3,698	34,965	36,131
Shares redeemed	(66,588)	(79,802)	(652,113)	(770,772)
Net increase (decrease)	(31,892)	54,434	$ (311,520)	$ 550,113
Class T
Shares sold	2,896	12,540	$ 28,402	$ 123,273
Reinvestment of distributions	704	732	6,885	7,143
Shares redeemed	(7,230)	(10,203)	(70,751)	(98,745)
Net increase (decrease)	(3,630)	3,069	$ (35,464)	$ 31,671
Class B
Shares sold	156	912	$ 1,519	$ 8,955
Reinvestment of distributions	59	73	579	715
Shares redeemed	(1,070)	(2,112)	(10,460)	(20,567)
Net increase (decrease)	(855)	(1,127)	$ (8,362)	$ (10,897)
Class C
Shares sold	12,695	47,996	$ 124,701	$ 472,487
Reinvestment of distributions	1,512	1,307	14,794	12,762
Shares redeemed	(20,709)	(25,248)	(202,835)	(243,629)
Net increase (decrease)	(6,502)	24,055	$ (63,340)	$ 241,620
Fidelity Floating Rate High Income Fund
Shares sold	164,358	455,198	$ 1,610,907	$ 4,469,045
Reinvestment of distributions	16,695	14,710	163,381	143,575
Shares redeemed	(160,631)	(279,260)	(1,569,854)	(2,694,467)
Net increase (decrease)	20,422	190,648	$ 204,434	$ 1,918,153
Institutional Class
Shares sold	109,592	192,248	$ 1,074,762	$ 1,885,819
Reinvestment of distributions	3,772	3,053	36,919	29,780
Shares redeemed	(65,596)	(106,613)	(641,354)	(1,022,511)
Net increase (decrease)	47,768	88,688	$ 470,327	$ 893,088

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Fidelity Floating Rate High Income Fund	12/10/12	12/07/12	$0.049

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $261,539,393 of distributions paid during the period January 1, 2012 to October 31, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Furthermore, the Board considered that it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 0.55% to 0.45%. The Board considered that the chart reflects the fund's lower management fee for 2007, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the 2007 reduction in the fund's individual fund fee rate by 0.10% delivers significant economies to fund shareholders. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FHI-UANN-1212
1.784743.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	2.70%	3.51%	4.35%
Class T (incl. 2.75% sales charge)	2.60%	3.51%	4.31%
Class B (incl. contingent deferred sales charge) A	1.55%	3.32%	4.25%
Class C (incl. contingent deferred sales charge) B	3.81%	3.34%	3.92%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 3.5%, 1.5%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2002, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The leveraged-loan market posted a strong gain during the 12 months ending October 31, 2012, overcoming periodic bouts of volatility largely stemming from concern over sovereign debt problems in the eurozone, with the S&P®/LSTA Leveraged Performing Loan Index advancing 8.66% for the period. During the past year, the leveraged-loan market experienced negative returns in only two months - November 2011 and May 2012 - with its healthy performance a result of positive fundamental and technical factors. Fundamentally, a slowly recovering domestic economy led to improving financial results for most leveraged companies, as they enjoyed increasing cash flow that helped to enhance their financial flexibility. As a result, the default rate ended the period near 1%, well below the historical average of 3.4%. On the technical side, the market benefited from steady demand from investors seeking higher yields, as the Federal Reserve kept the benchmark federal funds rate near zero, indicating in September that it intends to keep the rate at that level into 2015. While new issuance was robust during the past 12 months, the majority of deals were for refinancing, making the additional supply easily absorbed. As can be expected in a positive market environment, lower-quality B- and CCC-rated loans outperformed more-conservative BB-rated loans during the period.

Comments from Christine McConnell, Portfolio Manager of Fidelity Advisor® Floating Rate High Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 5.60%, 5.50%, 5.05% and 4.81%, respectively (excluding sales charges), trailing the S&P®/LSTA index. The fund's bias toward larger-cap, higher-quality issuers hurt, as loans from smaller-cap, lower-quality companies generally outperformed. Within the benchmark, CCC-rated and non-rated (small-cap) loans returned about 16% and 9%, respectively, while B- and BB-rated loans advanced roughly 9% and 7%, respectively. On an industry basis, health care and publishing were the fund's biggest detractors. Within health care, a substantial overweighting in for-profit hospital operator HCA hurt the most, as this high-quality issuer underperformed amid investors' preference for riskier securities. In publishing, avoiding D-rated directory service provider SuperMedia detracted. Elsewhere, the fund's cash position also hurt. On the positive side, security selection in utilities provided the biggest boost, thanks to an underweighting in heavily leveraged Texas-based TXU Energy. In financials, an out-of-benchmark position in Ally Financial (formerly GMAC) also helped, as investors became more confident in the firm's ability to resolve issues at its mortgage subsidiary.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	.98%
Actual		$ 1,000.00	$ 1,024.30	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 4.98
Class T	1.08%
Actual		$ 1,000.00	$ 1,023.80	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class B	1.51%
Actual		$ 1,000.00	$ 1,021.60	$ 7.67
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.66
Class C	1.73%
Actual		$ 1,000.00	$ 1,020.50	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,016.44	$ 8.77
Fidelity Floating Rate High Income Fund	.70%
Actual		$ 1,000.00	$ 1,025.80	$ 3.56
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,025.60	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	4.3	4.3
Community Health Systems, Inc.	2.9	3.1
Intelsat Jackson Holdings SA	2.7	2.5
DaVita, Inc.	1.9	1.3
First Data Corp.	1.9	1.6
	13.7
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	16.0	16.4
Telecommunications	8.5	8.3
Technology	7.7	8.5
Cable TV	5.9	5.4
Electric Utilities	5.8	5.4
Quality Diversification (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
BBB 4.4%	BBB 8.4%
BB 43.0%	BB 43.9%
B 31.9%	B 30.7%
CCC,CC,C 2.7%	CCC,CC,C 1.4%
D 0.0%	D 0.0%†
Not Rated 6.1%	Not Rated 5.4%
Equities 0.2%	Equities 0.2%
Short-Term Investments and Net Other Assets 11.7%	Short-Term Investments and Net Other Assets 10.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2012 *		As of April 30, 2012 **
	Floating Rate Loans 77.6%		Floating Rate Loans 79.8%
	Nonconvertible Bonds 10.5%		Nonconvertible Bonds 9.9%
	Common Stocks 0.2%		Common Stocks 0.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 11.7%		Short-Term Investments and Net Other Assets (Liabilities) 10.0%
* Foreign investments	9.0%	** Foreign investments	7.2%

† Amount represents less than 0.1%.

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Floating Rate Loans (h) - 77.6%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.3%
Aeroflex, Inc. Tranche B, term loan 5.75% 5/9/18 (e)	$ 1,895	$ 1,900
Sequa Corp. term loan 3.615% 12/3/14 (e)	14,990	14,897
Spirit Aerosystems, Inc. Tranche B, term loan 3.75% 4/18/19 (e)	7,945	7,925
TransDigm Group, Inc. Tranche B2, term loan 4% 2/14/17 (e)	26,875	26,942
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (e)	74,847	74,659
Wesco Aircraft Hardware Corp. Tranche B, term loan 4.25% 4/7/17 (e)	9,206	9,206
		135,529
Air Transportation - 0.5%
Delta Air Lines, Inc. Tranche B 1LN, term loan 5.25% 10/18/18 (e)	4,000	3,975
Northwest Airlines Corp. Tranche B, term loan 3.87% 12/22/13 (e)	2,145	2,124
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (e)	13,474	13,305
US Airways Group, Inc. term loan 2.711% 3/23/14 (e)	34,889	34,017
		53,421
Automotive - 2.8%
Allison Transmission, Inc.:
term loan 2.72% 8/7/14 (e)	5,702	5,687
Tranche B 2LN, term loan 3.72% 8/7/17 (e)	19,865	19,939
Tranche B 3LN, term loan 4.25% 8/23/19 (e)	20,955	21,007
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	44,694	45,644
Delphi Corp.:
Tranche A, term loan 2.25% 3/31/16 (e)	28,900	28,900
Tranche B, term loan 3.5% 3/31/17 (e)	58,971	59,119
Federal-Mogul Corp.:
Tranche B, term loan 2.1475% 12/27/14 (e)	36,593	34,214
Tranche C, term loan 2.1475% 12/27/15 (e)	18,670	17,456
Schaeffler AG Tranche C2, term loan 6% 1/27/17 (e)	20,000	20,100
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 4.75% 4/30/19 (e)	40,000	40,200
		292,266
Broadcasting - 4.2%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (e)	36,140	36,231
Clear Channel Capital I LLC Tranche B, term loan 3.8655% 1/29/16 (e)	28,957	23,745
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - continued
Clear Channel Communications, Inc. Tranche A, term loan 3.612% 7/30/14 (e)	$ 18,847	$ 18,234
FoxCo Acquisition Sub, LLC Tranche B, term loan 5.5% 7/14/17 (e)	7,000	7,070
Gray Television, Inc. Tranche B, term loan 3.5946% 10/11/19 (e)(f)	3,000	3,000
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (e)	5,264	5,251
Raycom Media, Inc. Tranche B, term loan 4.5% 5/31/17 (e)	4,938	4,900
Sinclair Television Group, Inc. Tranche B, term loan 4% 10/29/16 (e)	4,808	4,826
TWCC Holding Corp. Tranche B, term loan 4.25% 2/11/17 (e)	53,081	53,479
Univision Communications, Inc.:
term loan 4.462% 3/31/17 (e)	93,700	92,294
Tranche 1LN, term loan 2.212% 9/29/14 (e)	28,979	28,942
VNU, Inc.:
term loan 2.2185% 8/9/13 (e)	11,981	11,981
Tranche B, term loan 3.9685% 5/1/16 (e)	52,948	53,147
Tranche C, term loan 3.4685% 5/1/16 (e)	106,240	106,505
		449,605
Building Materials - 0.6%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (e)	24,083	24,235
Goodman Global Group, Inc.:
Tranche 1 LN, term loan 5.75% 10/28/16 (e)	15,478	15,478
Tranche 2 LN, term loan 9% 10/28/17 (e)	2,253	2,303
HD Supply, Inc. Tranche B 1LN, term loan 7.25% 10/12/17 (e)	21,945	22,603
Nortek, Inc. Tranche B, term loan 5.2522% 4/26/17 (e)	3,103	3,103
		67,722
Cable TV - 5.8%
Atlantic Broadband Finance LLC/Atlantic Broadband Finance, Inc. Tranche B 1LN, term loan 5.25% 4/4/19 (e)	7,980	8,040
Atlantic Broadband Holdings I, LLC Tranche B, term loan 4.5% 9/12/19 (e)	13,440	13,541
Bragg Communications, Inc. Tranche B, term loan 4% 2/28/18 (e)	10,448	10,487
Bresnan Broadband Holdings LLC Tranche B, term loan 4.5% 12/14/17 (e)	34,386	34,515
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
CCO Holdings, LLC Tranche 3LN, term loan 2.755% 9/6/14 (e)	$ 69,097	$ 68,924
Cequel Communications LLC Tranche B, term loan 4% 2/14/19 (e)	92,560	92,329
Charter Communications Operating LLC:
Tranche C, term loan 3.47% 9/6/16 (e)	140,130	140,663
Tranche D, term loan 4% 4/11/19 (e)	46,290	46,697
CSC Holdings, Inc.:
Tranche B2, term loan 3.462% 3/29/16 (e)	23,778	23,869
Tranche B3, term loan 3.212% 3/29/16 (e)	72,246	72,246
Kabel Deutschland GmbH Tranche F, term loan 4.25% 2/1/19 (e)	8,000	8,040
Mediacom Broadband LLC Tranche F, term loan 4.5% 10/23/17 (e)	16,598	16,515
Mediacom LLC Tranche E, term loan 4.5% 10/23/17 (e)	2,903	2,888
RCN Telecom Services, LLC Tranche B, term loan 5.25% 8/26/16 (e)	9,816	9,951
UPC Broadband Holding BV:
Tranche AB, term loan 4.75% 12/31/17 (e)	10,000	10,075
Tranche T, term loan 3.7145% 12/31/16 (e)	11,448	11,448
Tranche X, term loan 3.7145% 12/31/17 (e)	21,942	21,888
WaveDivision Holdings LLC Tranche B, term loan 5.5% 8/9/19 (e)	6,000	6,068
WideOpenWest Finance LLC Tranche B, term loan 6.25% 7/17/18 (e)	14,963	15,075
Zayo Group LLC Tranche B, term loan 5.25% 7/2/19 (e)	5,000	5,025
		618,284
Capital Goods - 0.6%
Rexnord LLC Tranche B 1LN, term loan 4.5% 4/1/18 (e)	16,000	16,120
SRAM LLC. Tranche B 1LN, term loan 4.7989% 6/7/18 (e)	5,434	5,475
Tomkins PLC Tranche B, term loan 4.25% 9/21/16 (e)	43,378	43,595
		65,190
Chemicals - 2.9%
Arizona Chemical Tranche B, term loan 7.25% 12/22/17 (e)	5,511	5,628
Ascend Performance Materials Operation LLC Tranche B, term loan 6.75% 4/10/18 (e)	3,980	3,960
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (e)	31,116	31,310
Celanese Holdings LLC:
Revolving Credit-Linked Deposit 1.7143% 4/2/14 (e)	51,781	51,522
Tranche C, term loan 3.1085% 10/31/16 (e)	34,558	34,558
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Chemicals - continued
Chemtura Corp.:
term loan 5.5% 8/27/16 (e)	$ 20,000	$ 20,200
Tranche B, term loan 5.5% 8/27/16 (e)	8,000	8,080
Emerald Performance Materials, LLC Tranche B, term loan 6.75% 5/11/18 (e)	2,993	3,015
General Chemical Corp. Tranche B, term loan 5.0018% 10/6/15 (e)	3,449	3,457
Huntsman International LLC Tranche B, term loan:
1.76% 4/19/14 (e)	22,712	22,598
2.7948% 4/19/17 (e)	4,900	4,876
INEOS U.S. Finance LLC term loan:
5.5% 4/27/15 (e)	6,965	7,087
6.5% 4/27/18 (e)	30,845	31,269
Kronos Worldwide, Inc. term loan 5.75% 6/13/18 (e)	3,950	3,970
Millennium America/Millennium Inorganic Chemicals Ltd.:
Tranche 1LN, term loan 2.6123% 5/15/14 (e)	4,016	4,016
Tranche 2LN, term loan 6.1123% 11/18/14 (e)	3,000	3,008
PL Propylene LLC Tranche B, term loan 7% 3/27/17 (e)	9,940	10,139
Rockwood Specialties Group, Inc. Tranche B, term loan 3.5% 2/10/18 (e)	19,725	19,725
Styron Corp. Tranche B, term loan 8% 8/2/17 (e)	7,626	7,283
Taminco Global Chemical Corp. Tranche B 1LN, term loan 5.25% 2/15/19 (e)	6,831	6,899
Tronox, Inc.:
Tranche B, term loan 4.25% 2/8/18 (e)	19,421	19,640
Tranche DD, term loan 4.25% 8/8/18 (e)	5,297	5,356
		307,596
Consumer Products - 2.1%
ACCO Brands Corp. Tranche B, term loan 4.25% 3/7/19 (e)	9,950	10,012
Jarden Corp. Tranche B, term loan 3.212% 3/31/18 (e)	34,023	34,108
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (e)	14,179	14,232
Prestige Brands, Inc. Tranche B, term loan 5.2778% 1/31/19 (e)	18,000	18,180
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (e)	15,800	15,800
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.75% 9/28/18 (e)	95,000	94,644
Spectrum Brands Holdings, Inc. Tranche B, term loan 5.0184% 6/17/16 (e)	4,325	4,325
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Consumer Products - continued
Weight Watchers International, Inc. Tranche F, term loan 4% 3/15/19 (e)	$ 14,925	$ 14,888
Wilsonart LLC Tranche B, term loan 5.5% 10/24/19 (e)	14,000	14,035
Yankee Candle Co., Inc. Tranche B, term loan 5.25% 4/2/19 (e)	3,980	4,010
		224,234
Containers - 0.6%
Berry Plastics Holding Corp. Tranche C, term loan 2.212% 4/3/15 (e)	4,739	4,709
BWAY Holding Co. Tranche B, term loan:
4.5% 8/31/17 (e)	8,000	8,000
5.25% 2/23/18 (e)	4,981	4,981
Consolidated Container Co. Tranche B, term loan 6.25% 7/3/19 (e)	13,000	12,968
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (e)	26,393	26,491
Tricorbraun, Inc. Tranche B, term loan 5.5% 4/30/18 (e)	3,990	4,020
		61,169
Diversified Financial Services - 1.6%
Delos Aircraft, Inc. Tranche T 2LN, term loan 4.75% 4/12/16 (e)	29,440	29,882
Fly Funding II Sarl Tranche B, term loan 6.75% 8/8/18 (e)	8,000	8,030
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	35,000	35,525
Klockner Pentaplast SA Tranche B 1LN, term loan 6.75% 12/21/16 (e)	6,983	7,044
LPL Holdings, Inc. Tranche B, term loan 4% 3/29/19 (e)	13,930	13,965
Residential Capital LLC Tranche A 1LN, term loan 5% 12/1/13 (e)	11,000	11,000
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 5% 10/1/19 (e)	9,000	8,955
TransUnion LLC Tranche B, term loan 5.5% 2/10/18 (e)	31,372	31,764
Vantiv LLC Tranche B, term loan 3.75% 3/27/19 (e)	20,113	20,113
		166,278
Diversified Media - 0.3%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (e)	1,959	1,567
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Diversified Media - continued
Lamar Media Corp. Tranche B, term loan 4% 12/31/16 (e)	$ 13,994	$ 14,099
WMG Acquisition Corp. Tranche B, term loan 5.25% 10/31/18 (e)	11,050	11,064
		26,730
Electric Utilities - 5.0%
Calpine Corp.:
Tranche B 2LN, term loan 4.5% 4/1/18 (e)	8,888	8,910
Tranche B 3LN, term loan 4.5% 10/9/19 (e)	16,000	16,040
Tranche B, term loan 4.5% 4/1/18 (e)	100,642	100,893
Covanta Energy Corp. Tranche B, term loan 4% 3/28/19 (e)	13,945	13,980
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (e)	10,425	10,738
(Gas) Tranche B, term loan 9.25% 8/5/16 (e)	34,800	36,192
EquiPower Resources Holdings LLC Tranche B 1LN, term loan 6.5% 12/21/18 (e)	16,140	16,180
Essential Power LLC Tranche B, term loan 5.5% 8/8/19 (e)	5,000	5,000
GenOn Energy, Inc. Tranche B, term loan 6.5% 9/20/17 (e)	41,108	41,314
NRG Energy, Inc. Tranche B, term loan 4% 7/1/18 (e)	83,005	83,524
NSG Holdings LLC:
Credit-Linked Deposit 1.8888% 6/15/14 (e)	247	246
Tranche B, term loan 1.8888% 6/15/14 (e)	304	302
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 2.3623% 12/15/13 (e)	983	981
Tranche 2LN, term loan 4.6123% 12/15/14 (e)	24,657	24,534
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7489% 10/10/14 (e)	81,117	54,247
4.7489% 10/10/17 (e)	64,252	42,005
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	78,609	79,104
		534,190
Energy - 1.4%
Alon USA, Inc. term loan 4.5% 8/4/13 (e)	2,984	2,954
CCS, Inc. Tranche B, term loan 3.212% 11/14/14 (e)	12,858	12,600
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (e)	13,413	13,429
Citgo Petroleum Corp. Tranche B, term loan 8% 6/24/15 (e)	948	955
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	$ 33,000	$ 32,876
EP Energy LLC term loan 4.5% 4/24/19 (e)	4,000	4,000
Everest Acquisition LLC Tranche B1, term loan 5% 4/24/18 (e)	8,000	8,070
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (e)	5,985	6,015
MEG Energy Corp. Tranche B, term loan 4% 3/18/18 (e)	10,890	10,931
MRC Global, Inc. Tranche B, term loan 6.25% 10/21/19 (e)	24,000	23,970
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	5,000	5,025
Plains Exploration & Production Co. term loan 6.25% 10/15/19 (e)	3,000	3,019
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	15,000	15,150
Tallgrass Operations LLC Tranche B, term loan 5.25% 10/22/18 (e)	9,000	9,000
		147,994
Entertainment/Film - 0.3%
Cinemark USA, Inc. Tranche B-2, term loan 3.4713% 4/30/16 (e)	2,954	2,977
Regal Cinemas Corp. Tranche B, term loan 3.2424% 8/23/17 (e)	27,989	28,059
		31,036
Environmental - 0.4%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (e)	31,000	31,388
Progressive Waste Solution Ltd. Tranche B, term loan 5% 10/18/19 (e)	12,000	12,090
Synagro Technologies, Inc. Tranche 1LN, term loan 2.3999% 3/30/14 (e)	401	347
		43,825
Food & Drug Retail - 1.0%
Fairway Group Acquisition Co. Tranche B, term loan 8.25% 8/17/18 (e)	4,000	4,030
GNC Corp. Tranche B, term loan 3.75% 3/2/18 (e)	48,786	48,786
Rite Aid Corp.:
Tranche 5 LN, term loan 4.5% 3/3/18 (e)	24,594	24,564
Tranche ABL, term loan 1.97% 6/4/14 (e)	19,518	19,323
Roundy's, Inc. Tranche B, term loan 5.75% 2/13/19 (e)	1,958	1,901
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - continued
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (e)	$ 3,980	$ 4,010
SUPERVALU, Inc. Tranche B, term loan 8% 8/30/18 (e)	2,988	3,006
		105,620
Food/Beverage/Tobacco - 1.1%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (e)	3,000	3,030
B&G Foods, Inc. Tranche B, term loan 4.5% 11/30/18 (e)	2,978	3,000
Dean Foods Co. Tranche B, term loan:
3.22% 4/2/16 (e)	16,364	16,323
3.47% 4/2/17 (e)	13,707	13,639
Del Monte Foods Co. Tranche B, term loan 4.5% 3/8/18 (e)	10,134	10,083
Earthbound Holdings III LLC Tranche B, term loan 5.75% 12/21/16 (e)	6,878	6,878
JBS USA LLC Tranche B, term loan 4.25% 5/25/18 (e)	12,877	12,813
Michael Foods, Inc. Tranche B, term loan 4.25% 2/25/18 (e)	20,170	20,271
OSI Restaurant Partners LLC Tranche B, term loan 4.75% 10/23/19 (e)	30,000	30,000
Pinnacle Foods Finance LLC:
term loan 2.7143% 4/4/14 (e)	1,496	1,496
Tranche E, term loan 4.75% 10/17/18 (e)	3,980	3,990
		121,523
Gaming - 1.9%
Affinity Gaming LLC Tranche B, term loan 5.5% 11/9/17 (e)	3,980	4,040
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (e)	23,570	23,717
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	7,000	7,140
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.2107% 1/28/15 (e)	14,688	14,193
Tranche B2, term loan 3.2107% 1/28/15 (e)	6,890	6,658
Tranche B3, term loan 3.2107% 1/28/15 (e)	12,593	12,169
Tranche B4, term loan 9.5% 10/31/16 (e)	3,969	4,079
Las Vegas Sands Corp. term loan 2.72% 11/23/15 (e)	5,874	5,830
Las Vegas Sands LLC:
term loan 1.72% 5/23/14 (e)	6,134	6,118
Tranche B, term loan:
1.72% 5/23/14 (e)	30,033	29,958
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands LLC: - continued
Tranche B, term loan: - continued
2.72% 11/23/16 (e)	$ 19,345	$ 19,297
Tranche I, term loan 2.72% 11/23/16 (e)	3,888	3,878
Motor City Casino Tranche B, term loan 6% 3/1/17 (e)	4,759	4,801
NP Opco, LLC Tranche B, term loan 5.5% 9/28/19 (e)	12,000	12,016
Penn National Gaming, Inc. Tranche B, term loan 3.75% 7/14/18 (e)	33,763	33,891
Pinnacle Entertainment, Inc. Tranche B, term loan 4% 3/19/19 (e)	9,950	9,900
Station Casinos LLC Tranche B 2LN, term loan 4.21% 6/16/16 (e)	2,000	1,930
		199,615
Healthcare - 15.5%
Alere, Inc. Tranche B 2LN, term loan 4.75% 6/30/17 (e)	2,985	3,000
Alkermes, Inc. term loan:
4% 9/25/16 (e)	3,000	3,008
4.5% 9/25/19 (e)	5,745	5,759
Assuramed Holding, Inc. Tranche B 1LN, term loan 5.5% 10/17/19 (e)	4,000	4,020
Bausch & Lomb, Inc.:
Tranche B, term loan 5.25% 5/18/19 (e)	71,261	72,063
Tranche DD, term loan 4.75% 6/30/15 (e)	12,000	12,090
Biomet, Inc. term loan:
3.347% 3/25/15 (e)	11,214	11,214
3.9607% 7/25/17 (e)	16,983	17,110
Carestream Health, Inc. term loan 5% 2/25/17 (e)	2,954	2,898
Community Health Systems, Inc. term loan 3.9212% 1/25/17 (e)	301,745	300,613
ConvaTec, Inc. term loan 5.25% 12/22/16 (e)	4,000	4,010
DaVita, Inc.:
Tranche A, term loan 2.72% 10/20/15 (e)	37,184	37,184
Tranche B 2LN, term loan 4% 8/21/19 (e)	74,000	74,000
Tranche B, term loan 4.5% 10/20/16 (e)	85,998	86,643
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	39,120	37,457
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	29,232	29,415
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (e)	13,075	13,156
Fresenius SE & Co. KGaA:
Tranche D 1LN, term loan 3.5% 9/10/14 (e)	37,850	37,944
Tranche D 2LN, term loan 3.5% 9/10/14 (e)	22,763	22,820
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Grifols, Inc. Tranche B, term loan 4.5% 6/1/17 (e)	$ 39,634	$ 40,031
Hanger, Inc. Tranche C, term loan 4.0103% 12/1/16 (e)	7,831	7,851
HCA, Inc.:
Tranche A 3LN, term loan 3.462% 2/2/16 (e)	326,507	326,480
Tranche B2, term loan 3.6123% 3/31/17 (e)	125,201	125,364
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (e)	6,853	6,647
Health Management Associates, Inc. Tranche B, term loan 4.5% 11/18/18 (e)	39,869	40,218
Hologic, Inc. Tranche B, term loan 4.5% 8/1/19 (e)	18,953	19,166
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (e)	43,487	43,544
IMS Health, Inc. Tranche B, term loan 4.5% 8/26/17 (e)	12,475	12,554
Kinetic Concepts, Inc. Tranche B-1, term loan 7% 5/4/18 (e)	21,808	22,054
Par Pharmaceutical Companies, Inc. Tranche B, term loan 5% 9/28/19 (e)	9,000	8,978
Pharmaceutical Product Development, Inc. Tranche B, term loan 6.25% 12/5/18 (e)	13,895	14,069
Quintiles Transnational Corp.:
Tranche B 1LN, term loan 4.5% 6/8/18 (e)	7,000	6,983
Tranche B, term loan 5% 6/8/18 (e)	10,872	10,845
Rural/Metro Corp. Tranche B, term loan 5.75% 6/30/18 (e)	5,875	5,758
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 6% 6/29/18 (e)	5,985	6,015
Tranche 2LN, term loan 9% 6/29/19 (e)	3,000	3,030
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (e)	2,962	2,940
Sun Healthcare Group, Inc. Tranche B, term loan 8.75% 10/18/16 (e)	2,067	2,049
Team Health, Inc. Tranche B, term loan 3.75% 6/29/18 (e)	6,913	6,843
Universal Health Services, Inc.:
term loan 3.75% 11/15/16 (e)	47,850	48,090
Tranche A, term loan 2.1573% 11/15/15 (e)	11,086	10,975
Valeant Pharmaceuticals International Tranche B, term loan:
9/16/19	26,000	26,065
4.25% 2/13/19 (e)	36,730	36,776
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Vanguard Health Holding Co. II LLC Tranche B, term loan 5% 1/29/16 (e)	$ 25,941	$ 26,135
VWR Funding, Inc. term loan 2.712% 6/29/14 (e)	12,336	12,322
		1,646,186
Homebuilders/Real Estate - 1.3%
Capital Automotive LP term loan 5.25% 3/11/17 (e)	8,460	8,502
CB Richard Ellis Group, Inc.:
Tranche A, term loan 2.4607% 11/9/15 (e)	6,400	6,384
Tranche B, term loan 3.4607% 11/9/16 (e)	23,880	23,940
CB Richard Ellis Services, Inc.:
Tranche C, term loan 3.462% 3/4/18 (e)	40,497	40,396
Tranche D, term loan 3.7208% 9/4/19 (e)	22,712	22,656
RE/MAX LLC term loan 5.5% 4/14/16 (e)	3,519	3,528
Realogy Corp.:
Credit-Linked Deposit 3.2143% 10/10/13 (e)	3,814	3,624
Credit-Linked Deposit 4.4643% 10/10/16 (e)	2,870	2,849
term loan 4.464% 10/10/16 (e)	25,150	25,087
		136,966
Insurance - 0.8%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (e)	41,740	42,053
Tranche 2nd LN, term loan 9% 5/24/19 (e)	4,013	4,158
CNO Financial Group, Inc.:
Tranche B 1LN, term loan 4.25% 9/28/16 (e)	6,000	5,993
Tranche B 2LN, term loan 5% 9/28/18 (e)	14,000	14,105
USI Holdings Corp.:
Tranche B, term loan 2.72% 5/4/14 (e)	9,391	9,321
Tranche D, term loan 5.75% 5/4/14 (e)	7,272	7,263
		82,893
Leisure - 0.8%
Cedar Fair LP Tranche B, term loan 4% 12/15/17 (e)	16,877	16,940
FGI Operating Co., LLC term loan 5.5% 4/19/19 (e)	3,992	4,032
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (e)	36,317	36,498
Six Flags, Inc. Tranche B, term loan 4.25% 12/20/18 (e)	22,000	22,083
		79,553
Metals/Mining - 1.6%
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (e)	19,950	20,150
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (e)	1,388	1,381
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Metals/Mining - continued
Novelis, Inc. Tranche B, term loan 4% 3/10/17 (e)	$ 76,057	$ 75,867
Oxbow Carbon LLC Tranche B 1LN, term loan 3.712% 5/8/16 (e)	9,940	9,928
SunCoke Energy, Inc. Tranche B, term loan 4% 7/26/18 (e)	7,357	7,357
Walter Energy, Inc.:
Tranche A, term loan 3.4111% 4/1/16 (e)	2,896	2,838
Tranche B, term loan 4% 4/1/18 (e)	52,014	51,104
		168,625
Paper - 0.0%
Bear Island Paper Co. LLC Tranche B 2LN, term loan 12% 9/13/17	225	160
Publishing/Printing - 0.9%
Cenveo Corp. Tranche B, term loan 6.625% 12/21/16 (e)	4,724	4,724
Dex Media East LLC term loan 2.8589% 10/24/14 (e)	7,804	5,111
Dex Media West LLC/Dex Media West Finance Co. term loan 7.25% 10/24/14 (e)	1,748	1,171
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	20,000	20,050
Houghton Mifflin Harcourt Publishing Co. term loan 7.25% 5/22/18 (e)	16,661	16,828
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	11,217	11,217
Thomson Learning Tranche B, term loan 2.47% 7/5/14 (e)	41,764	39,676
		98,777
Restaurants - 0.9%
Burger King Corp. Tranche B, term loan 3.75% 9/28/19 (e)	30,645	30,683
DineEquity, Inc. Tranche B 1LN, term loan 4.25% 10/19/17 (e)	6,641	6,691
Dunkin Brands, Inc. Tranche B2, term loan 4% 11/23/17 (e)	37,180	37,273
Focus Brands, Inc. Tranche B 1LN, term loan 6.2774% 2/21/18 (e)	4,534	4,579
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (e)	7,960	8,040
NPC International, Inc. Tranche B, term loan 5.25% 12/28/18 (e)	1,990	2,015
Wok Acquisition Corp. Tranche B, term loan 6.25% 6/22/19 (e)	5,000	5,063
		94,344
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Services - 3.1%
Allied Security Holdings LLC Tranche B 1LN, term loan 5.25% 2/4/17 (e)	$ 7,388	$ 7,406
ARAMARK Corp.:
Credit-Linked Deposit 2.1208% 1/26/14 (e)	2,528	2,534
Credit-Linked Deposit 3.4643% 7/26/16 (e)	3,579	3,588
Tranche B, term loan 3.462% 7/26/16 (e)	54,415	54,551
Tranche C, term loan 3.5671% 7/26/16 (e)	55,600	55,739
3.4643% 7/26/16 (e)	4,666	4,678
Brickman Group Holdings, Inc. Tranche B 1LN, term loan 5.5% 10/14/16 (e)	4,000	4,050
Hertz Corp. Tranche B, term loan:
3.75% 3/11/18 (e)	12,000	11,970
3.75% 3/11/18 (e)	38,410	38,266
Interactive Data Corp. Tranche B, term loan 4.5% 2/11/18 (e)	30,650	30,843
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (e)	13,811	13,880
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (e)	2,648	2,645
ServiceMaster Co.:
term loan 2.71% 7/24/14 (e)	41,373	41,269
Tranche B2, term loan 4.46% 1/31/17 (e)	23,940	24,000
Tranche DD, term loan 2.71% 7/24/14 (e)	3,277	3,269
SymphonyIRI Group, Inc. Tranche B, term loan 5% 12/1/17 (e)	10,855	10,842
The Geo Group, Inc.:
Tranche A 2LN, term loan 3.0011% 8/4/15 (e)	1,850	1,850
Tranche A 3LN, term loan 2.97% 8/4/15 (e)	2,000	2,000
Tranche B, term loan 3.75% 8/4/16 (e)	6,370	6,378
U.S. Foodservice Tranche B, term loan 2.71% 7/3/14 (e)	3,167	3,128
West Corp. Tranche B 6LN, term loan 5.75% 6/30/18 (e)	6,480	6,577
		329,463
Shipping - 0.2%
Ozburn Hessey Holding Co. LLC Tranche 2LN, term loan 11.5% 10/8/16 (e)	667	613
Swift Transportation Co. LLC Tranche B-2, term loan 5% 12/21/17 (e)	17,432	17,563
		18,176
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - 0.3%
Michaels Stores, Inc.:
Tranche B1, term loan 2.6875% 10/31/13 (e)	$ 25,406	$ 25,470
Tranche B2, term loan 4.9117% 7/31/16 (e)	9,596	9,692
		35,162
Steel - 0.9%
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	95,000	94,644
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	2,977	3,007
		97,651
Super Retail - 2.6%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (e)	11,910	11,910
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (e)	11,359	11,473
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (e)	28,445	28,765
Tranche 2LN, term loan 9.75% 3/26/20 (e)	7,000	7,175
Dollar General Corp.:
Tranche B1, term loan 2.962% 7/6/14 (e)	26,244	26,277
Tranche B2, term loan 2.962% 7/6/14 (e)	4,000	4,000
Tranche C, term loan 2.962% 7/6/17 (e)	10,000	10,038
Evergreen Acquisition Co. Tranche C, term loan 5% 7/20/19 (e)	1,990	1,990
Gymboree Corp. term loan 5% 2/23/18 (e)	4,536	4,434
J. Crew Group, Inc. Tranche B, term loan 4.75% 3/7/18 (e)	43,182	43,347
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	4,000	3,980
Party City Corp. Tranche B, term loan 5.75% 7/27/19 (e)	16,000	16,210
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	35,878	35,968
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (e)	16,000	16,120
Tranche B, term loan 3.75% 3/30/18 (e)	1,943	1,948
Serta Simmons Holdings, LLC Tranche B, term loan 5.4334% 10/1/19 (e)	15,000	14,963
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	7,900	7,910
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
Toys 'R' Us, Inc.:
term loan 6% 9/1/16 (e)	$ 16,625	$ 16,584
Tranche B2, term loan 5.25% 5/25/18 (e)	8,888	8,688
		271,780
Technology - 7.2%
Avaya, Inc.:
term loan 3.1769% 10/27/14 (e)	51,508	49,963
Tranche B 3LN, term loan 4.9269% 10/26/17 (e)	14,572	13,006
CDW Corp. Tranche B, term loan:
3.714% 10/10/14 (e)	12,014	12,029
4% 7/15/17 (e)	17,702	17,591
Ceridian Corp. Tranche B, term loan 5.964% 5/10/17 (e)	6,000	6,023
Datatel, Inc. Tranche B, term loan 6.25% 7/19/18 (e)	13,735	13,890
Fidelity National Information Services, Inc. Tranche A 2LN, term loan 2.461% 7/18/14 (e)	10,923	10,895
First Data Corp.:
term loan 4.2107% 3/24/18 (e)	39,079	37,467
Tranche 1LN, term loan 5.2107% 9/24/18 (e)	33,000	32,093
Tranche B1, term loan 2.9607% 9/24/14 (e)	4,239	4,239
Tranche B2, term loan 2.9607% 9/24/14 (e)	3,073	3,073
Tranche B3, term loan 2.9607% 9/24/14 (e)	5,084	5,084
Tranche D, term loan 5.2107% 3/24/17 (e)	73,529	71,691
Flextronics International Ltd.:
Tranche B A1, term loan 2.462% 10/1/14 (e)	877	875
Tranche B A2, term loan 2.462% 10/1/14 (e)	1,349	1,346
Tranche B A3, term loan 2.462% 10/1/14 (e)	1,574	1,570
Tranche B-A, term loan 2.462% 10/1/14 (e)	3,051	3,043
Freescale Semiconductor, Inc. term loan 4.4645% 12/1/16 (e)	125,054	120,989
Generac Power Systems, Inc. Tranche B, term loan 6.25% 5/30/18 (e)	3,990	4,070
Genpact Ltd. Tranche B, term loan 4.25% 8/30/19 (e)	14,000	14,018
Kronos, Inc. Tranche B 1LN, term loan 5.5% 10/24/19 (e)	22,000	22,000
Lawson Software, Inc.:
Tranche B 1LN, term loan 5.75% 10/5/16 (e)	2,775	2,817
Tranche B 2LN, term loan 5.25% 4/5/18 (e)	12,000	12,120
NXP BV:
term loan 4.5% 3/4/17 (e)	74,765	75,513
Tranche A 2LN, term loan 5.5% 3/4/17 (e)	29,715	30,309
Tranche A6, term loan 5.25% 3/19/19 (e)	9,950	10,050
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (e)	$ 19,955	$ 20,055
Rovi Corp. Tranche A, term loan 2.72% 2/7/16 (e)	5,796	5,680
Sensata Technologies BV Tranche B, term loan 4% 5/12/18 (e)	46,640	46,873
Spansion, Inc. term loan 4.75% 2/9/15 (e)	7,385	7,421
SunGard Data Systems, Inc.:
term loan 3.9027% 2/28/16 (e)	21,124	21,124
Tranche B, term loan 3.711% 2/28/14 (e)	13,767	13,819
Tranche C, term loan 3.9685% 2/28/17 (e)	61,540	61,771
Syniverse Holdings, Inc. Tranche B, term loan 5% 4/23/19 (e)	9,975	10,050
		762,557
Telecommunications - 6.7%
Consolidated Communications, Inc. term loan 2.72% 12/31/14 (e)	9,992	9,967
Cricket Communications, Inc. Tranche B, term loan 4.75% 10/10/19 (e)	3,000	3,008
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (e)	47,647	47,886
Digicel International Finance Ltd. Tranche D 1LN, term loan 3.875% 3/31/17 (e)	4,000	3,860
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (e)	11,064	10,289
Genesys SA Tranche B, term loan 6.75% 1/31/19 (e)	1,990	2,017
Intelsat Jackson Holdings SA:
term loan 3.214% 2/1/14 (e)	84,000	82,740
Tranche B, term loan 4.5% 4/2/18 (e)	178,825	180,166
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 4.75% 8/1/19 (e)	12,000	12,060
Tranche B, term loan:
4.75% 2/1/16 (e)	40,000	40,500
5.25% 8/1/19 (e)	10,000	10,125
MetroPCS Wireless, Inc.:
Tranche B 3LN, term loan 4% 3/17/18 (e)	70,626	70,538
Tranche B, term loan 4.071% 11/3/16 (e)	14,308	14,290
NTELOS, Inc. Tranche B, term loan 4% 8/7/15 (e)	2,438	2,432
SBA Senior Finance II, LLC term loan 3.75% 9/28/19 (e)	12,545	12,592
Telesat Holding, Inc. Tranche B, term loan 4.25% 3/28/19 (e)	61,845	62,000
Time Warner Telecom, Inc. Tranche B, term loan 3.47% 12/30/16 (e)	4,732	4,732
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	$ 48,469	$ 48,997
term loan 6.875% 8/11/15	44,301	44,927
Windstream Corp.:
Tranche B 3LN, term loan 4% 8/8/19 (e)	11,970	12,000
Tranche B1, term loan 1.8968% 7/17/13 (e)	11,437	11,409
Tranche B2, term loan 3.1468% 12/17/15 (e)	21,416	21,470
		708,005
Textiles & Apparel - 0.4%
Levi Strauss & Co. term loan 2.4645% 4/4/14 (e)	3,000	2,985
Phillips-Van Heusen Corp.:
term loan 2.68% 1/31/16 (e)	6,300	6,284
Tranche B, term loan 3.5% 5/6/16 (e)	23,960	23,900
Warnaco, Inc. Tranche B, term loan 3.75% 6/17/18 (e)	13,825	13,687
		46,856
TOTAL FLOATING RATE LOANS (Cost $8,157,023)		8,228,981
Nonconvertible Bonds - 10.5%

Air Transportation - 0.1%
Continental Airlines, Inc. 3.5433% 6/2/13 (e)	6,641	6,607
Continental Airlines, Inc. 9.25% 5/10/17	2,346	2,563
Delta Air Lines, Inc. 9.5% 9/15/14 (c)	1,598	1,680
United Air Lines, Inc. 9.875% 8/1/13 (c)	3,793	3,864
		14,714
Automotive - 0.6%
Delphi Corp. 5.875% 5/15/19	18,610	19,913
General Motors Acceptance Corp. 2.6183% 12/1/14 (e)	40,000	39,362
General Motors Financial Co., Inc. 4.75% 8/15/17 (c)	4,000	4,110
		63,385
Banks & Thrifts - 1.3%
Ally Financial, Inc.:
3.6375% 2/11/14 (e)	52,000	52,650
4.625% 6/26/15	4,000	4,156
Bank of America Corp. 1.7333% 1/30/14 (e)	3,250	3,279
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Banks & Thrifts - continued
GMAC LLC 2.6183% 12/1/14 (e)	$ 70,187	$ 69,134
Regions Financial Corp. 5.75% 6/15/15	3,000	3,285
		132,504
Broadcasting - 0.3%
Clear Channel Communications, Inc. 9% 12/15/19 (c)	8,677	7,809
Sirius XM Radio, Inc. 5.25% 8/15/22 (c)	5,000	5,000
Starz LLC/Starz Finance Corp. 5% 9/15/19 (c)	6,000	6,105
Univision Communications, Inc. 6.75% 9/15/22 (c)	9,000	9,000
		27,914
Building Materials - 0.1%
Nortek, Inc. 8.5% 4/15/21 (c)	5,000	5,425
Cable TV - 0.1%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (c)	2,000	2,140
Virgin Media Finance PLC 4.875% 2/15/22	7,000	7,088
		9,228
Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (c)(d)	3,000	2,993
Chemicals - 0.1%
Georgia Gulf Corp. 9% 1/15/17 (c)	3,602	3,998
LyondellBasell Industries NV 6% 11/15/21	2,980	3,442
Nufarm Australia Ltd. 6.375% 10/15/19 (c)	3,000	3,075
		10,515
Consumer Products - 0.1%
Libbey Glass, Inc. 6.875% 5/15/20 (c)	4,000	4,270
Reddy Ice Corp. 11.25% 3/15/15	2,000	2,025
Spectrum Brands Holdings, Inc. 9.5% 6/15/18 (c)	4,000	4,490
		10,785
Containers - 1.3%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (c)	2,630	2,827
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (c)	4,545	4,886
Berry Plastics Corp.:
5.0903% 2/15/15 (e)	60,000	60,000
8.25% 11/15/15	4,000	4,180
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Crown Americas LLC/Capital Corp. II 7.625% 5/15/17	$ 6,645	$ 7,127
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20 (c)	54,325	55,072
		134,092
Diversified Financial Services - 1.4%
CIT Group, Inc.:
4.75% 2/15/15 (c)	14,000	14,490
5% 5/15/17	7,000	7,368
5.25% 4/1/14 (c)	45,000	46,688
International Lease Finance Corp.:
4.875% 4/1/15	4,000	4,140
5.625% 9/20/13	12,000	12,345
5.875% 5/1/13	21,405	21,860
6.25% 5/15/19	10,000	10,778
6.375% 3/25/13	13,000	13,228
SLM Corp.:
0.6153% 1/27/14 (e)	14,000	13,765
4.625% 9/25/17	2,000	2,055
		146,717
Diversified Media - 0.3%
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	16,870	18,093
Series B, 9.25% 12/15/17	12,485	13,390
		31,483
Electric Utilities - 0.8%
Calpine Construction Finance Co. LP 8% 6/1/16 (c)	4,000	4,270
Energy Future Holdings Corp. 10% 1/15/20	54,320	58,666
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
10% 12/1/20	5,000	5,600
11.75% 3/1/22 (c)	11,000	10,753
NRG Energy, Inc. 6.625% 3/15/23 (c)	4,000	4,120
The AES Corp. 7.75% 3/1/14	3,000	3,210
		86,619
Energy - 0.2%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 6.625% 10/1/20 (c)	2,645	2,738
Continental Resources, Inc. 7.125% 4/1/21	2,000	2,220
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (c)	5,000	4,963
Stone Energy Corp. 7.5% 11/15/22 (d)	3,000	2,966
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22 (c)	$ 3,000	$ 3,203
Tesoro Corp. 4.25% 10/1/17	5,000	5,188
		21,278
Environmental - 0.0%
Clean Harbors, Inc. 5.25% 8/1/20 (c)	4,000	4,100
Gaming - 0.0%
Ameristar Casinos, Inc. 7.5% 4/15/21 (c)	3,000	3,203
Healthcare - 0.5%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	11,158
DaVita, Inc. 5.75% 8/15/22	8,235	8,606
Health Management Associates, Inc. 7.375% 1/15/20	3,420	3,677
Tenet Healthcare Corp.:
4.75% 6/1/20 (c)	8,680	8,615
8.875% 7/1/19	16,000	17,960
		50,016
Insurance - 0.0%
CNO Financial Group, Inc. 6.375% 10/1/20 (c)	3,000	3,105
Metals/Mining - 0.3%
CONSOL Energy, Inc. 8% 4/1/17	6,475	6,864
FMG Resources (August 2006) Pty Ltd. 7% 11/1/15 (c)	24,705	24,952
Peabody Energy Corp. 6% 11/15/18	5,000	5,175
		36,991
Paper - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18	2,400	2,736
Boise Cascade LLC/Boise Cascade Finance Corp. 6.375% 11/1/20 (c)	3,000	3,038
P.H. Glatfelter Co. 5.375% 10/15/20 (c)	4,585	4,654
Verso Paper Holdings LLC/Verso Paper, Inc. 11.75% 1/15/19 (c)	3,000	1,950
		12,378
Services - 0.4%
ARAMARK Corp. 3.9446% 2/1/15 (e)	12,000	11,985
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9345% 5/15/14 (e)	19,000	18,880
Laureate Education, Inc. 9.25% 9/1/19 (c)(d)	3,000	2,955
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (e)	3,000	3,173
United Rentals North America, Inc. 6.125% 6/15/23	3,000	3,049
		40,042
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Shipping - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	$ 3,000	$ 2,820
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,075	6,622
		9,442
Super Retail - 0.1%
Dollar General Corp. 4.125% 7/15/17	5,000	5,225
Sally Holdings LLC 5.75% 6/1/22	3,000	3,210
		8,435
Technology - 0.5%
First Data Corp. 6.75% 11/1/20 (c)	39,130	39,130
NCR Corp. 5% 7/15/22 (c)	4,000	4,090
NXP BV/NXP Funding LLC 3.0903% 10/15/13 (e)	14,255	14,237
		57,457
Telecommunications - 1.8%
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (c)	2,815	2,850
Intelsat Jackson Holdings SA 6.625% 12/15/22 (c)	20,000	19,875
iPCS, Inc.:
2.5696% 5/1/13 (e)	72,852	72,488
3.7159% 5/1/14 pay-in-kind (e)	69,150	68,805
Qwest Corp. 3.6388% 6/15/13 (e)	11,000	11,052
Sprint Capital Corp. 6.875% 11/15/28	4,000	4,090
Sprint Nextel Corp. 9% 11/15/18 (c)	3,000	3,705
Telesat Canada/Telesat LLC 6% 5/15/17 (c)	3,000	3,128
		185,993
TOTAL NONCONVERTIBLE BONDS (Cost $1,076,563)		1,108,814
Common Stocks - 0.2%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	564
ION Media Networks, Inc. (a)	2,842	1,626
		2,190
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,429	13,103
Diversified Financial Services - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	551
Common Stocks - continued
	Shares	Value (000s)
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	$ 365
Entertainment/Film - 0.0%
Metro-Goldwyn-Mayer, Inc. (a)	71,585	2,158
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	1,952
Paper - 0.0%
White Birch Cayman Holdings Ltd.	12,750	0
Publishing/Printing - 0.0%
HMH Holdings, Inc. warrants 6/22/19 (a)(g)	13,699	103
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	252
TOTAL COMMON STOCKS (Cost $18,466)		20,674
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0)	1,888,944	0
Money Market Funds - 13.6%

Fidelity Cash Central Fund, 0.19% (b) (Cost $1,447,930)	1,447,930,416	1,447,930
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $10,699,982)		10,806,399
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(199,509)
NET ASSETS - 100%		$ 10,606,890
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $347,319,000 or 3.3% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $730,000 and $730,000, respectively. The coupon rate will be determined at time of settlement.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $103,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
HMH Holdings, Inc. warrants 6/22/19	6/22/12	$ 26

(h) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,819
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,403	$ 564	$ -	$ 5,839
Financials	551	-	-	551
Materials	13,103	13,103	-	-
Telecommunication Services	252	252	-	-
Utilities	365	365	-	-
Floating Rate Loans	8,228,981	-	8,228,821	160
Corporate Bonds	1,108,814	-	1,108,814	-
Other	-	-	-	-
Money Market Funds	1,447,930	1,447,930	-	-
Total Investments in Securities:	$ 10,806,399	$ 1,462,214	$ 9,337,635	$ 6,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,252,052)	$ 9,358,469
Fidelity Central Funds (cost $1,447,930)	1,447,930
Total Investments (cost $10,699,982)		$ 10,806,399
Cash		97,810
Receivable for investments sold		130,923
Receivable for fund shares sold		22,198
Interest receivable		46,600
Distributions receivable from Fidelity Central Funds		245
Other receivables		197
Total assets		11,104,372

Liabilities
Payable for investments purchased Regular delivery	$ 457,238
Delayed delivery	8,945
Payable for fund shares redeemed	16,918
Distributions payable	6,935
Accrued management fee	4,961
Distribution and service plan fees payable	1,007
Other affiliated payables	1,318
Other payables and accrued expenses	160
Total liabilities		497,482

Net Assets		$ 10,606,890
Net Assets consist of:
Paid in capital		$ 10,446,890
Undistributed net investment income		141,371
Accumulated undistributed net realized gain (loss) on investments		(87,788)
Net unrealized appreciation (depreciation) on investments		106,417
Net Assets		$ 10,606,890

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,304,994 ÷ 131,222 shares)	$ 9.94

Maximum offering price per share (100/97.25 of $9.94)	$ 10.22
Class T: Net Asset Value and redemption price per share ($240,753 ÷ 24,242 shares)	$ 9.93

Maximum offering price per share (100/97.25 of $9.93)	$ 10.21
Class B: Net Asset Value and offering price per share ($24,318 ÷ 2,449 shares)A	$ 9.93

Class C: Net Asset Value and offering price per share ($806,133 ÷ 81,077 shares)A	$ 9.94

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($5,720,469 ÷ 575,952 shares)	$ 9.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,510,223 ÷ 252,923 shares)	$ 9.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 301
Interest		450,249
Income from Fidelity Central Funds		1,819
Total income		452,369

Expenses
Management fee	$ 57,371
Transfer agent fees	13,894
Distribution and service plan fees	12,417
Accounting fees and expenses	1,577
Custodian fees and expenses	136
Independent trustees' compensation	67
Registration fees	344
Audit	163
Legal	36
Miscellaneous	123
Total expenses before reductions	86,128
Expense reductions	(15)	86,113
Net investment income (loss)		366,256
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		23,583
Change in net unrealized appreciation (depreciation) on investment securities		177,284
Net gain (loss)		200,867
Net increase (decrease) in net assets resulting from operations		$ 567,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 366,256	$ 346,197
Net realized gain (loss)	23,583	42,915
Change in net unrealized appreciation (depreciation)	177,284	(245,127)
Net increase (decrease) in net assets resulting from operations	567,123	143,985
Distributions to shareholders from net investment income	(350,713)	(309,951)
Share transactions - net increase (decrease)	256,075	3,623,748
Redemption fees	419	1,302
Total increase (decrease) in net assets	472,904	3,459,084

Net Assets
Beginning of period	10,133,986	6,674,902
End of period (including undistributed net investment income of $141,371 and undistributed net investment income of $129,183, respectively)	$ 10,606,890	$ 10,133,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.79	$ 9.31	$ 8.00	$ 9.75
Income from Investment Operations
Net investment income (loss) C	.340	.317	.391	.354	.476
Net realized and unrealized gain (loss)	.195	(.080)	.425	1.232	(1.779)
Total from investment operations	.535	.237	.816	1.586	(1.303)
Distributions from net investment income	(.325)	(.298)	(.287)	(.278)	(.448)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.325)	(.298)	(.337)	(.278)	(.448)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.94	$ 9.73	$ 9.79	$ 9.31	$ 8.00
Total Return A,B	5.60%	2.46%	8.96%	20.31%	(13.87)%
Ratios to Average Net Assets D,F
Expenses before reductions	.99%	1.00%	1.03%	1.05%	1.06%
Expenses net of fee waivers, if any	.99%	1.00%	1.03%	1.05%	1.06%
Expenses net of all reductions	.99%	1.00%	1.03%	1.04%	1.06%
Net investment income (loss)	3.47%	3.25%	4.11%	4.09%	5.13%
Supplemental Data
Net assets, end of period (in millions)	$ 1,305	$ 1,587	$ 1,064	$ 518	$ 192
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.330	.312	.391	.349	.481
Net realized and unrealized gain (loss)	.195	(.070)	.416	1.228	(1.762)
Total from investment operations	.525	.242	.807	1.577	(1.281)
Distributions from net investment income	(.315)	(.293)	(.288)	(.279)	(.450)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.315)	(.293)	(.338)	(.279)	(.450)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 8.00
Total Return A,B	5.50%	2.51%	8.87%	20.20%	(13.66)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.09%	1.05%	1.02%	1.04%	1.03%
Expenses net of fee waivers, if any	1.09%	1.05%	1.02%	1.04%	1.03%
Expenses net of all reductions	1.09%	1.05%	1.02%	1.04%	1.03%
Net investment income (loss)	3.37%	3.19%	4.12%	4.10%	5.16%
Supplemental Data
Net assets, end of period (in millions)	$ 241	$ 271	$ 242	$ 143	$ 134
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 7.99	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.288	.266	.341	.305	.432
Net realized and unrealized gain (loss)	.195	(.070)	.416	1.238	(1.771)
Total from investment operations	.483	.196	.757	1.543	(1.339)
Distributions from net investment income	(.273)	(.247)	(.238)	(.235)	(.402)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.273)	(.247)	(.288)	(.235)	(.402)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 7.99
Total Return A,B	5.05%	2.03%	8.30%	19.74%	(14.21)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.52%	1.55%	1.56%	1.56%
Expenses net of fee waivers, if any	1.52%	1.52%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.52%	1.55%	1.55%	1.55%
Net investment income (loss)	2.94%	2.72%	3.59%	3.59%	4.64%
Supplemental Data
Net assets, end of period (in millions)	$ 24	$ 32	$ 43	$ 44	$ 42
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.78	$ 9.31	$ 8.00	$ 9.74
Income from Investment Operations
Net investment income (loss) C	.267	.244	.321	.288	.408
Net realized and unrealized gain (loss)	.195	(.070)	.415	1.235	(1.770)
Total from investment operations	.462	.174	.736	1.523	(1.362)
Distributions from net investment income	(.252)	(.225)	(.217)	(.215)	(.379)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.252)	(.225)	(.267)	(.215)	(.379)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.94	$ 9.73	$ 9.78	$ 9.31	$ 8.00
Total Return A,B	4.81%	1.80%	8.05%	19.43%	(14.41)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.74%	1.74%	1.76%	1.78%	1.80%
Expenses net of fee waivers, if any	1.74%	1.74%	1.76%	1.78%	1.80%
Expenses net of all reductions	1.74%	1.74%	1.76%	1.78%	1.80%
Net investment income (loss)	2.72%	2.50%	3.38%	3.35%	4.39%
Supplemental Data
Net assets, end of period (in millions)	$ 806	$ 852	$ 622	$ 335	$ 199
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.74
Income from Investment Operations
Net investment income (loss) B	.368	.345	.418	.377	.508
Net realized and unrealized gain (loss)	.195	(.070)	.417	1.225	(1.771)
Total from investment operations	.563	.275	.835	1.602	(1.263)
Distributions from net investment income	(.353)	(.326)	(.316)	(.304)	(.478)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.353)	(.326)	(.366)	(.304)	(.478)
Redemption fees added to paid in capital B	- F	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 8.00
Total Return A	5.91%	2.86%	9.18%	20.55%	(13.49)%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.71%	.73%	.75%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.75%	.73%
Expenses net of all reductions	.71%	.71%	.73%	.75%	.73%
Net investment income (loss)	3.75%	3.53%	4.41%	4.39%	5.46%
Supplemental Data
Net assets, end of period (in millions)	$ 5,720	$ 5,399	$ 3,566	$ 2,354	$ 1,292
Portfolio turnover rate D	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 9.77	$ 9.29	$ 7.99	$ 9.73
Income from Investment Operations
Net investment income (loss) B	.363	.341	.415	.379	.503
Net realized and unrealized gain (loss)	.196	(.079)	.427	1.221	(1.769)
Total from investment operations	.559	.262	.842	1.600	(1.266)
Distributions from net investment income	(.349)	(.323)	(.313)	(.302)	(.475)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.349)	(.323)	(.363)	(.302)	(.475)
Redemption fees added to paid in capital B	- F	.001	.001	.002	.001
Net asset value, end of period	$ 9.92	$ 9.71	$ 9.77	$ 9.29	$ 7.99
Total Return A	5.87%	2.72%	9.27%	20.54%	(13.54)%
Ratios to Average Net Assets C,E
Expenses before reductions	.75%	.75%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.77%	.77%
Expenses net of all reductions	.75%	.75%	.76%	.77%	.76%
Net investment income (loss)	3.71%	3.50%	4.38%	4.36%	5.43%
Supplemental Data
Net assets, end of period (in millions)	$ 2,510	$ 1,992	$ 1,138	$ 469	$ 138
Portfolio turnover rate D	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities.

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 236,102
Gross unrealized depreciation	(35,902)
Net unrealized appreciation (depreciation) on securities and other investments	$ 200,200

Tax Cost	$ 10,606,199

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 49,369
Capital loss carryforward	$ (89,569)
Net unrealized appreciation (depreciation)	$ 200,200

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (50,512)
2017	(39,057)
Total capital loss carryforward	$ (89,569)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 350,713	$ 309,951

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.
4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $4,434,439 and $4,611,065, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,464	$ 134
Class T	-%	.25%	628	3
Class B	.55%	.15%	192	151
Class C	.75%	.25%	8,133	1,801
			$ 12,417	$ 2,089

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 133
Class T	13
Class B*	43
Class C*	148
$ 337

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,079.15
Class T	629.25
Class B	63.23
Class C	1,230.15
Fidelity Floating Rate High Income Fund	6,420.12
Institutional Class	3,473.16
	$ 13,894

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were fourteen dollars for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 46,515	$ 46,926
Class T	8,143	8,530
Class B	780	998
Class C	20,972	18,564
Fidelity Floating Rate High Income Fund	197,172	173,777
Institutional Class	77,131	61,156
Total	$ 350,713	$ 309,951

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	31,124	130,538	$ 305,628	$ 1,284,754
Reinvestment of distributions	3,572	3,698	34,965	36,131
Shares redeemed	(66,588)	(79,802)	(652,113)	(770,772)
Net increase (decrease)	(31,892)	54,434	$ (311,520)	$ 550,113
Class T
Shares sold	2,896	12,540	$ 28,402	$ 123,273
Reinvestment of distributions	704	732	6,885	7,143
Shares redeemed	(7,230)	(10,203)	(70,751)	(98,745)
Net increase (decrease)	(3,630)	3,069	$ (35,464)	$ 31,671
Class B
Shares sold	156	912	$ 1,519	$ 8,955
Reinvestment of distributions	59	73	579	715
Shares redeemed	(1,070)	(2,112)	(10,460)	(20,567)
Net increase (decrease)	(855)	(1,127)	$ (8,362)	$ (10,897)
Class C
Shares sold	12,695	47,996	$ 124,701	$ 472,487
Reinvestment of distributions	1,512	1,307	14,794	12,762
Shares redeemed	(20,709)	(25,248)	(202,835)	(243,629)
Net increase (decrease)	(6,502)	24,055	$ (63,340)	$ 241,620
Fidelity Floating Rate High Income Fund
Shares sold	164,358	455,198	$ 1,610,907	$ 4,469,045
Reinvestment of distributions	16,695	14,710	163,381	143,575
Shares redeemed	(160,631)	(279,260)	(1,569,854)	(2,694,467)
Net increase (decrease)	20,422	190,648	$ 204,434	$ 1,918,153
Institutional Class
Shares sold	109,592	192,248	$ 1,074,762	$ 1,885,819
Reinvestment of distributions	3,772	3,053	36,919	29,780
Shares redeemed	(65,596)	(106,613)	(641,354)	(1,022,511)
Net increase (decrease)	47,768	88,688	$ 470,327	$ 893,088

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/10/12	12/07/12	$0.049
Class T	12/10/12	12/07/12	$0.049
Class B	12/10/12	12/07/12	$0.049
Class C	12/10/12	12/07/12	$0.049

At total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $261,539,393 of distributions paid during the period January 1, 2012 to October 31, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Furthermore, the Board considered that it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 0.55% to 0.45%. The Board considered that the chart reflects the fund's lower management fee for 2007, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the 2007 reduction in the fund's individual fund fee rate by 0.10% delivers significant economies to fund shareholders. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AFR-UANN-1212
1.784741.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	5.87%	4.37%	4.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The leveraged-loan market posted a strong gain during the 12 months ending October 31, 2012, overcoming periodic bouts of volatility largely stemming from concern over sovereign debt problems in the eurozone, with the S&P®/LSTA Leveraged Performing Loan Index advancing 8.66% for the period. During the past year, the leveraged-loan market experienced negative returns in only two months - November 2011 and May 2012 - with its healthy performance a result of positive fundamental and technical factors. Fundamentally, a slowly recovering domestic economy led to improving financial results for most leveraged companies, as they enjoyed increasing cash flow that helped to enhance their financial flexibility. As a result, the default rate ended the period near 1%, well below the historical average of 3.4%. On the technical side, the market benefited from steady demand from investors seeking higher yields, as the Federal Reserve kept the benchmark federal funds rate near zero, indicating in September that it intends to keep the rate at that level into 2015. While new issuance was robust during the past 12 months, the majority of deals were for refinancing, making the additional supply easily absorbed. As can be expected in a positive market environment, lower-quality B- and CCC-rated loans outperformed more-conservative BB-rated loans during the period.

Comments from Christine McConnell, Portfolio Manager of Fidelity Advisor® Floating Rate High Income Fund: For the year, the fund's Institutional Class shares returned 5.87%, trailing the S&P®/LSTA index. The fund's bias toward larger-cap, higher-quality issuers hurt, as loans from smaller-cap, lower-quality companies generally outperformed. Within the benchmark, CCC-rated and non-rated (small-cap) loans returned about 16% and 9%, respectively, while B- and BB-rated loans advanced roughly 9% and 7%, respectively. On an industry basis, health care and publishing were the fund's biggest detractors. Within health care, a substantial overweighting in for-profit hospital operator HCA hurt the most, as this high-quality issuer underperformed amid investors' preference for riskier securities. In publishing, avoiding D-rated directory service provider SuperMedia detracted. Elsewhere, the fund's cash position also hurt. On the positive side, security selection in utilities provided the biggest boost, thanks to an underweighting in heavily leveraged Texas-based TXU Energy. In financials, an out-of-benchmark position in Ally Financial (formerly GMAC) also helped, as investors became more confident in the firm's ability to resolve issues at its mortgage subsidiary.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	.98%
Actual		$ 1,000.00	$ 1,024.30	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 4.98
Class T	1.08%
Actual		$ 1,000.00	$ 1,023.80	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48
Class B	1.51%
Actual		$ 1,000.00	$ 1,021.60	$ 7.67
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.66
Class C	1.73%
Actual		$ 1,000.00	$ 1,020.50	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,016.44	$ 8.77
Fidelity Floating Rate High Income Fund	.70%
Actual		$ 1,000.00	$ 1,025.80	$ 3.56
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Institutional Class	.75%
Actual		$ 1,000.00	$ 1,025.60	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	4.3	4.3
Community Health Systems, Inc.	2.9	3.1
Intelsat Jackson Holdings SA	2.7	2.5
DaVita, Inc.	1.9	1.3
First Data Corp.	1.9	1.6
	13.7
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	16.0	16.4
Telecommunications	8.5	8.3
Technology	7.7	8.5
Cable TV	5.9	5.4
Electric Utilities	5.8	5.4
Quality Diversification (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
BBB 4.4%	BBB 8.4%
BB 43.0%	BB 43.9%
B 31.9%	B 30.7%
CCC,CC,C 2.7%	CCC,CC,C 1.4%
D 0.0%	D 0.0%†
Not Rated 6.1%	Not Rated 5.4%
Equities 0.2%	Equities 0.2%
Short-Term Investments and Net Other Assets 11.7%	Short-Term Investments and Net Other Assets 10.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2012 *		As of April 30, 2012 **
	Floating Rate Loans 77.6%		Floating Rate Loans 79.8%
	Nonconvertible Bonds 10.5%		Nonconvertible Bonds 9.9%
	Common Stocks 0.2%		Common Stocks 0.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 11.7%		Short-Term Investments and Net Other Assets (Liabilities) 10.0%
* Foreign investments	9.0%	** Foreign investments	7.2%

† Amount represents less than 0.1%.

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Floating Rate Loans (h) - 77.6%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.3%
Aeroflex, Inc. Tranche B, term loan 5.75% 5/9/18 (e)	$ 1,895	$ 1,900
Sequa Corp. term loan 3.615% 12/3/14 (e)	14,990	14,897
Spirit Aerosystems, Inc. Tranche B, term loan 3.75% 4/18/19 (e)	7,945	7,925
TransDigm Group, Inc. Tranche B2, term loan 4% 2/14/17 (e)	26,875	26,942
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (e)	74,847	74,659
Wesco Aircraft Hardware Corp. Tranche B, term loan 4.25% 4/7/17 (e)	9,206	9,206
		135,529
Air Transportation - 0.5%
Delta Air Lines, Inc. Tranche B 1LN, term loan 5.25% 10/18/18 (e)	4,000	3,975
Northwest Airlines Corp. Tranche B, term loan 3.87% 12/22/13 (e)	2,145	2,124
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (e)	13,474	13,305
US Airways Group, Inc. term loan 2.711% 3/23/14 (e)	34,889	34,017
		53,421
Automotive - 2.8%
Allison Transmission, Inc.:
term loan 2.72% 8/7/14 (e)	5,702	5,687
Tranche B 2LN, term loan 3.72% 8/7/17 (e)	19,865	19,939
Tranche B 3LN, term loan 4.25% 8/23/19 (e)	20,955	21,007
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	44,694	45,644
Delphi Corp.:
Tranche A, term loan 2.25% 3/31/16 (e)	28,900	28,900
Tranche B, term loan 3.5% 3/31/17 (e)	58,971	59,119
Federal-Mogul Corp.:
Tranche B, term loan 2.1475% 12/27/14 (e)	36,593	34,214
Tranche C, term loan 2.1475% 12/27/15 (e)	18,670	17,456
Schaeffler AG Tranche C2, term loan 6% 1/27/17 (e)	20,000	20,100
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 4.75% 4/30/19 (e)	40,000	40,200
		292,266
Broadcasting - 4.2%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (e)	36,140	36,231
Clear Channel Capital I LLC Tranche B, term loan 3.8655% 1/29/16 (e)	28,957	23,745
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - continued
Clear Channel Communications, Inc. Tranche A, term loan 3.612% 7/30/14 (e)	$ 18,847	$ 18,234
FoxCo Acquisition Sub, LLC Tranche B, term loan 5.5% 7/14/17 (e)	7,000	7,070
Gray Television, Inc. Tranche B, term loan 3.5946% 10/11/19 (e)(f)	3,000	3,000
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (e)	5,264	5,251
Raycom Media, Inc. Tranche B, term loan 4.5% 5/31/17 (e)	4,938	4,900
Sinclair Television Group, Inc. Tranche B, term loan 4% 10/29/16 (e)	4,808	4,826
TWCC Holding Corp. Tranche B, term loan 4.25% 2/11/17 (e)	53,081	53,479
Univision Communications, Inc.:
term loan 4.462% 3/31/17 (e)	93,700	92,294
Tranche 1LN, term loan 2.212% 9/29/14 (e)	28,979	28,942
VNU, Inc.:
term loan 2.2185% 8/9/13 (e)	11,981	11,981
Tranche B, term loan 3.9685% 5/1/16 (e)	52,948	53,147
Tranche C, term loan 3.4685% 5/1/16 (e)	106,240	106,505
		449,605
Building Materials - 0.6%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (e)	24,083	24,235
Goodman Global Group, Inc.:
Tranche 1 LN, term loan 5.75% 10/28/16 (e)	15,478	15,478
Tranche 2 LN, term loan 9% 10/28/17 (e)	2,253	2,303
HD Supply, Inc. Tranche B 1LN, term loan 7.25% 10/12/17 (e)	21,945	22,603
Nortek, Inc. Tranche B, term loan 5.2522% 4/26/17 (e)	3,103	3,103
		67,722
Cable TV - 5.8%
Atlantic Broadband Finance LLC/Atlantic Broadband Finance, Inc. Tranche B 1LN, term loan 5.25% 4/4/19 (e)	7,980	8,040
Atlantic Broadband Holdings I, LLC Tranche B, term loan 4.5% 9/12/19 (e)	13,440	13,541
Bragg Communications, Inc. Tranche B, term loan 4% 2/28/18 (e)	10,448	10,487
Bresnan Broadband Holdings LLC Tranche B, term loan 4.5% 12/14/17 (e)	34,386	34,515
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
CCO Holdings, LLC Tranche 3LN, term loan 2.755% 9/6/14 (e)	$ 69,097	$ 68,924
Cequel Communications LLC Tranche B, term loan 4% 2/14/19 (e)	92,560	92,329
Charter Communications Operating LLC:
Tranche C, term loan 3.47% 9/6/16 (e)	140,130	140,663
Tranche D, term loan 4% 4/11/19 (e)	46,290	46,697
CSC Holdings, Inc.:
Tranche B2, term loan 3.462% 3/29/16 (e)	23,778	23,869
Tranche B3, term loan 3.212% 3/29/16 (e)	72,246	72,246
Kabel Deutschland GmbH Tranche F, term loan 4.25% 2/1/19 (e)	8,000	8,040
Mediacom Broadband LLC Tranche F, term loan 4.5% 10/23/17 (e)	16,598	16,515
Mediacom LLC Tranche E, term loan 4.5% 10/23/17 (e)	2,903	2,888
RCN Telecom Services, LLC Tranche B, term loan 5.25% 8/26/16 (e)	9,816	9,951
UPC Broadband Holding BV:
Tranche AB, term loan 4.75% 12/31/17 (e)	10,000	10,075
Tranche T, term loan 3.7145% 12/31/16 (e)	11,448	11,448
Tranche X, term loan 3.7145% 12/31/17 (e)	21,942	21,888
WaveDivision Holdings LLC Tranche B, term loan 5.5% 8/9/19 (e)	6,000	6,068
WideOpenWest Finance LLC Tranche B, term loan 6.25% 7/17/18 (e)	14,963	15,075
Zayo Group LLC Tranche B, term loan 5.25% 7/2/19 (e)	5,000	5,025
		618,284
Capital Goods - 0.6%
Rexnord LLC Tranche B 1LN, term loan 4.5% 4/1/18 (e)	16,000	16,120
SRAM LLC. Tranche B 1LN, term loan 4.7989% 6/7/18 (e)	5,434	5,475
Tomkins PLC Tranche B, term loan 4.25% 9/21/16 (e)	43,378	43,595
		65,190
Chemicals - 2.9%
Arizona Chemical Tranche B, term loan 7.25% 12/22/17 (e)	5,511	5,628
Ascend Performance Materials Operation LLC Tranche B, term loan 6.75% 4/10/18 (e)	3,980	3,960
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (e)	31,116	31,310
Celanese Holdings LLC:
Revolving Credit-Linked Deposit 1.7143% 4/2/14 (e)	51,781	51,522
Tranche C, term loan 3.1085% 10/31/16 (e)	34,558	34,558
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Chemicals - continued
Chemtura Corp.:
term loan 5.5% 8/27/16 (e)	$ 20,000	$ 20,200
Tranche B, term loan 5.5% 8/27/16 (e)	8,000	8,080
Emerald Performance Materials, LLC Tranche B, term loan 6.75% 5/11/18 (e)	2,993	3,015
General Chemical Corp. Tranche B, term loan 5.0018% 10/6/15 (e)	3,449	3,457
Huntsman International LLC Tranche B, term loan:
1.76% 4/19/14 (e)	22,712	22,598
2.7948% 4/19/17 (e)	4,900	4,876
INEOS U.S. Finance LLC term loan:
5.5% 4/27/15 (e)	6,965	7,087
6.5% 4/27/18 (e)	30,845	31,269
Kronos Worldwide, Inc. term loan 5.75% 6/13/18 (e)	3,950	3,970
Millennium America/Millennium Inorganic Chemicals Ltd.:
Tranche 1LN, term loan 2.6123% 5/15/14 (e)	4,016	4,016
Tranche 2LN, term loan 6.1123% 11/18/14 (e)	3,000	3,008
PL Propylene LLC Tranche B, term loan 7% 3/27/17 (e)	9,940	10,139
Rockwood Specialties Group, Inc. Tranche B, term loan 3.5% 2/10/18 (e)	19,725	19,725
Styron Corp. Tranche B, term loan 8% 8/2/17 (e)	7,626	7,283
Taminco Global Chemical Corp. Tranche B 1LN, term loan 5.25% 2/15/19 (e)	6,831	6,899
Tronox, Inc.:
Tranche B, term loan 4.25% 2/8/18 (e)	19,421	19,640
Tranche DD, term loan 4.25% 8/8/18 (e)	5,297	5,356
		307,596
Consumer Products - 2.1%
ACCO Brands Corp. Tranche B, term loan 4.25% 3/7/19 (e)	9,950	10,012
Jarden Corp. Tranche B, term loan 3.212% 3/31/18 (e)	34,023	34,108
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (e)	14,179	14,232
Prestige Brands, Inc. Tranche B, term loan 5.2778% 1/31/19 (e)	18,000	18,180
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (e)	15,800	15,800
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.75% 9/28/18 (e)	95,000	94,644
Spectrum Brands Holdings, Inc. Tranche B, term loan 5.0184% 6/17/16 (e)	4,325	4,325
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Consumer Products - continued
Weight Watchers International, Inc. Tranche F, term loan 4% 3/15/19 (e)	$ 14,925	$ 14,888
Wilsonart LLC Tranche B, term loan 5.5% 10/24/19 (e)	14,000	14,035
Yankee Candle Co., Inc. Tranche B, term loan 5.25% 4/2/19 (e)	3,980	4,010
		224,234
Containers - 0.6%
Berry Plastics Holding Corp. Tranche C, term loan 2.212% 4/3/15 (e)	4,739	4,709
BWAY Holding Co. Tranche B, term loan:
4.5% 8/31/17 (e)	8,000	8,000
5.25% 2/23/18 (e)	4,981	4,981
Consolidated Container Co. Tranche B, term loan 6.25% 7/3/19 (e)	13,000	12,968
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (e)	26,393	26,491
Tricorbraun, Inc. Tranche B, term loan 5.5% 4/30/18 (e)	3,990	4,020
		61,169
Diversified Financial Services - 1.6%
Delos Aircraft, Inc. Tranche T 2LN, term loan 4.75% 4/12/16 (e)	29,440	29,882
Fly Funding II Sarl Tranche B, term loan 6.75% 8/8/18 (e)	8,000	8,030
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	35,000	35,525
Klockner Pentaplast SA Tranche B 1LN, term loan 6.75% 12/21/16 (e)	6,983	7,044
LPL Holdings, Inc. Tranche B, term loan 4% 3/29/19 (e)	13,930	13,965
Residential Capital LLC Tranche A 1LN, term loan 5% 12/1/13 (e)	11,000	11,000
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 5% 10/1/19 (e)	9,000	8,955
TransUnion LLC Tranche B, term loan 5.5% 2/10/18 (e)	31,372	31,764
Vantiv LLC Tranche B, term loan 3.75% 3/27/19 (e)	20,113	20,113
		166,278
Diversified Media - 0.3%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (e)	1,959	1,567
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Diversified Media - continued
Lamar Media Corp. Tranche B, term loan 4% 12/31/16 (e)	$ 13,994	$ 14,099
WMG Acquisition Corp. Tranche B, term loan 5.25% 10/31/18 (e)	11,050	11,064
		26,730
Electric Utilities - 5.0%
Calpine Corp.:
Tranche B 2LN, term loan 4.5% 4/1/18 (e)	8,888	8,910
Tranche B 3LN, term loan 4.5% 10/9/19 (e)	16,000	16,040
Tranche B, term loan 4.5% 4/1/18 (e)	100,642	100,893
Covanta Energy Corp. Tranche B, term loan 4% 3/28/19 (e)	13,945	13,980
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (e)	10,425	10,738
(Gas) Tranche B, term loan 9.25% 8/5/16 (e)	34,800	36,192
EquiPower Resources Holdings LLC Tranche B 1LN, term loan 6.5% 12/21/18 (e)	16,140	16,180
Essential Power LLC Tranche B, term loan 5.5% 8/8/19 (e)	5,000	5,000
GenOn Energy, Inc. Tranche B, term loan 6.5% 9/20/17 (e)	41,108	41,314
NRG Energy, Inc. Tranche B, term loan 4% 7/1/18 (e)	83,005	83,524
NSG Holdings LLC:
Credit-Linked Deposit 1.8888% 6/15/14 (e)	247	246
Tranche B, term loan 1.8888% 6/15/14 (e)	304	302
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 2.3623% 12/15/13 (e)	983	981
Tranche 2LN, term loan 4.6123% 12/15/14 (e)	24,657	24,534
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7489% 10/10/14 (e)	81,117	54,247
4.7489% 10/10/17 (e)	64,252	42,005
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	78,609	79,104
		534,190
Energy - 1.4%
Alon USA, Inc. term loan 4.5% 8/4/13 (e)	2,984	2,954
CCS, Inc. Tranche B, term loan 3.212% 11/14/14 (e)	12,858	12,600
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (e)	13,413	13,429
Citgo Petroleum Corp. Tranche B, term loan 8% 6/24/15 (e)	948	955
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	$ 33,000	$ 32,876
EP Energy LLC term loan 4.5% 4/24/19 (e)	4,000	4,000
Everest Acquisition LLC Tranche B1, term loan 5% 4/24/18 (e)	8,000	8,070
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (e)	5,985	6,015
MEG Energy Corp. Tranche B, term loan 4% 3/18/18 (e)	10,890	10,931
MRC Global, Inc. Tranche B, term loan 6.25% 10/21/19 (e)	24,000	23,970
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	5,000	5,025
Plains Exploration & Production Co. term loan 6.25% 10/15/19 (e)	3,000	3,019
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	15,000	15,150
Tallgrass Operations LLC Tranche B, term loan 5.25% 10/22/18 (e)	9,000	9,000
		147,994
Entertainment/Film - 0.3%
Cinemark USA, Inc. Tranche B-2, term loan 3.4713% 4/30/16 (e)	2,954	2,977
Regal Cinemas Corp. Tranche B, term loan 3.2424% 8/23/17 (e)	27,989	28,059
		31,036
Environmental - 0.4%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (e)	31,000	31,388
Progressive Waste Solution Ltd. Tranche B, term loan 5% 10/18/19 (e)	12,000	12,090
Synagro Technologies, Inc. Tranche 1LN, term loan 2.3999% 3/30/14 (e)	401	347
		43,825
Food & Drug Retail - 1.0%
Fairway Group Acquisition Co. Tranche B, term loan 8.25% 8/17/18 (e)	4,000	4,030
GNC Corp. Tranche B, term loan 3.75% 3/2/18 (e)	48,786	48,786
Rite Aid Corp.:
Tranche 5 LN, term loan 4.5% 3/3/18 (e)	24,594	24,564
Tranche ABL, term loan 1.97% 6/4/14 (e)	19,518	19,323
Roundy's, Inc. Tranche B, term loan 5.75% 2/13/19 (e)	1,958	1,901
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - continued
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (e)	$ 3,980	$ 4,010
SUPERVALU, Inc. Tranche B, term loan 8% 8/30/18 (e)	2,988	3,006
		105,620
Food/Beverage/Tobacco - 1.1%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (e)	3,000	3,030
B&G Foods, Inc. Tranche B, term loan 4.5% 11/30/18 (e)	2,978	3,000
Dean Foods Co. Tranche B, term loan:
3.22% 4/2/16 (e)	16,364	16,323
3.47% 4/2/17 (e)	13,707	13,639
Del Monte Foods Co. Tranche B, term loan 4.5% 3/8/18 (e)	10,134	10,083
Earthbound Holdings III LLC Tranche B, term loan 5.75% 12/21/16 (e)	6,878	6,878
JBS USA LLC Tranche B, term loan 4.25% 5/25/18 (e)	12,877	12,813
Michael Foods, Inc. Tranche B, term loan 4.25% 2/25/18 (e)	20,170	20,271
OSI Restaurant Partners LLC Tranche B, term loan 4.75% 10/23/19 (e)	30,000	30,000
Pinnacle Foods Finance LLC:
term loan 2.7143% 4/4/14 (e)	1,496	1,496
Tranche E, term loan 4.75% 10/17/18 (e)	3,980	3,990
		121,523
Gaming - 1.9%
Affinity Gaming LLC Tranche B, term loan 5.5% 11/9/17 (e)	3,980	4,040
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (e)	23,570	23,717
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	7,000	7,140
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.2107% 1/28/15 (e)	14,688	14,193
Tranche B2, term loan 3.2107% 1/28/15 (e)	6,890	6,658
Tranche B3, term loan 3.2107% 1/28/15 (e)	12,593	12,169
Tranche B4, term loan 9.5% 10/31/16 (e)	3,969	4,079
Las Vegas Sands Corp. term loan 2.72% 11/23/15 (e)	5,874	5,830
Las Vegas Sands LLC:
term loan 1.72% 5/23/14 (e)	6,134	6,118
Tranche B, term loan:
1.72% 5/23/14 (e)	30,033	29,958
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands LLC: - continued
Tranche B, term loan: - continued
2.72% 11/23/16 (e)	$ 19,345	$ 19,297
Tranche I, term loan 2.72% 11/23/16 (e)	3,888	3,878
Motor City Casino Tranche B, term loan 6% 3/1/17 (e)	4,759	4,801
NP Opco, LLC Tranche B, term loan 5.5% 9/28/19 (e)	12,000	12,016
Penn National Gaming, Inc. Tranche B, term loan 3.75% 7/14/18 (e)	33,763	33,891
Pinnacle Entertainment, Inc. Tranche B, term loan 4% 3/19/19 (e)	9,950	9,900
Station Casinos LLC Tranche B 2LN, term loan 4.21% 6/16/16 (e)	2,000	1,930
		199,615
Healthcare - 15.5%
Alere, Inc. Tranche B 2LN, term loan 4.75% 6/30/17 (e)	2,985	3,000
Alkermes, Inc. term loan:
4% 9/25/16 (e)	3,000	3,008
4.5% 9/25/19 (e)	5,745	5,759
Assuramed Holding, Inc. Tranche B 1LN, term loan 5.5% 10/17/19 (e)	4,000	4,020
Bausch & Lomb, Inc.:
Tranche B, term loan 5.25% 5/18/19 (e)	71,261	72,063
Tranche DD, term loan 4.75% 6/30/15 (e)	12,000	12,090
Biomet, Inc. term loan:
3.347% 3/25/15 (e)	11,214	11,214
3.9607% 7/25/17 (e)	16,983	17,110
Carestream Health, Inc. term loan 5% 2/25/17 (e)	2,954	2,898
Community Health Systems, Inc. term loan 3.9212% 1/25/17 (e)	301,745	300,613
ConvaTec, Inc. term loan 5.25% 12/22/16 (e)	4,000	4,010
DaVita, Inc.:
Tranche A, term loan 2.72% 10/20/15 (e)	37,184	37,184
Tranche B 2LN, term loan 4% 8/21/19 (e)	74,000	74,000
Tranche B, term loan 4.5% 10/20/16 (e)	85,998	86,643
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	39,120	37,457
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	29,232	29,415
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (e)	13,075	13,156
Fresenius SE & Co. KGaA:
Tranche D 1LN, term loan 3.5% 9/10/14 (e)	37,850	37,944
Tranche D 2LN, term loan 3.5% 9/10/14 (e)	22,763	22,820
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Grifols, Inc. Tranche B, term loan 4.5% 6/1/17 (e)	$ 39,634	$ 40,031
Hanger, Inc. Tranche C, term loan 4.0103% 12/1/16 (e)	7,831	7,851
HCA, Inc.:
Tranche A 3LN, term loan 3.462% 2/2/16 (e)	326,507	326,480
Tranche B2, term loan 3.6123% 3/31/17 (e)	125,201	125,364
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (e)	6,853	6,647
Health Management Associates, Inc. Tranche B, term loan 4.5% 11/18/18 (e)	39,869	40,218
Hologic, Inc. Tranche B, term loan 4.5% 8/1/19 (e)	18,953	19,166
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (e)	43,487	43,544
IMS Health, Inc. Tranche B, term loan 4.5% 8/26/17 (e)	12,475	12,554
Kinetic Concepts, Inc. Tranche B-1, term loan 7% 5/4/18 (e)	21,808	22,054
Par Pharmaceutical Companies, Inc. Tranche B, term loan 5% 9/28/19 (e)	9,000	8,978
Pharmaceutical Product Development, Inc. Tranche B, term loan 6.25% 12/5/18 (e)	13,895	14,069
Quintiles Transnational Corp.:
Tranche B 1LN, term loan 4.5% 6/8/18 (e)	7,000	6,983
Tranche B, term loan 5% 6/8/18 (e)	10,872	10,845
Rural/Metro Corp. Tranche B, term loan 5.75% 6/30/18 (e)	5,875	5,758
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 6% 6/29/18 (e)	5,985	6,015
Tranche 2LN, term loan 9% 6/29/19 (e)	3,000	3,030
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (e)	2,962	2,940
Sun Healthcare Group, Inc. Tranche B, term loan 8.75% 10/18/16 (e)	2,067	2,049
Team Health, Inc. Tranche B, term loan 3.75% 6/29/18 (e)	6,913	6,843
Universal Health Services, Inc.:
term loan 3.75% 11/15/16 (e)	47,850	48,090
Tranche A, term loan 2.1573% 11/15/15 (e)	11,086	10,975
Valeant Pharmaceuticals International Tranche B, term loan:
9/16/19	26,000	26,065
4.25% 2/13/19 (e)	36,730	36,776
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Vanguard Health Holding Co. II LLC Tranche B, term loan 5% 1/29/16 (e)	$ 25,941	$ 26,135
VWR Funding, Inc. term loan 2.712% 6/29/14 (e)	12,336	12,322
		1,646,186
Homebuilders/Real Estate - 1.3%
Capital Automotive LP term loan 5.25% 3/11/17 (e)	8,460	8,502
CB Richard Ellis Group, Inc.:
Tranche A, term loan 2.4607% 11/9/15 (e)	6,400	6,384
Tranche B, term loan 3.4607% 11/9/16 (e)	23,880	23,940
CB Richard Ellis Services, Inc.:
Tranche C, term loan 3.462% 3/4/18 (e)	40,497	40,396
Tranche D, term loan 3.7208% 9/4/19 (e)	22,712	22,656
RE/MAX LLC term loan 5.5% 4/14/16 (e)	3,519	3,528
Realogy Corp.:
Credit-Linked Deposit 3.2143% 10/10/13 (e)	3,814	3,624
Credit-Linked Deposit 4.4643% 10/10/16 (e)	2,870	2,849
term loan 4.464% 10/10/16 (e)	25,150	25,087
		136,966
Insurance - 0.8%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (e)	41,740	42,053
Tranche 2nd LN, term loan 9% 5/24/19 (e)	4,013	4,158
CNO Financial Group, Inc.:
Tranche B 1LN, term loan 4.25% 9/28/16 (e)	6,000	5,993
Tranche B 2LN, term loan 5% 9/28/18 (e)	14,000	14,105
USI Holdings Corp.:
Tranche B, term loan 2.72% 5/4/14 (e)	9,391	9,321
Tranche D, term loan 5.75% 5/4/14 (e)	7,272	7,263
		82,893
Leisure - 0.8%
Cedar Fair LP Tranche B, term loan 4% 12/15/17 (e)	16,877	16,940
FGI Operating Co., LLC term loan 5.5% 4/19/19 (e)	3,992	4,032
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (e)	36,317	36,498
Six Flags, Inc. Tranche B, term loan 4.25% 12/20/18 (e)	22,000	22,083
		79,553
Metals/Mining - 1.6%
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (e)	19,950	20,150
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (e)	1,388	1,381
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Metals/Mining - continued
Novelis, Inc. Tranche B, term loan 4% 3/10/17 (e)	$ 76,057	$ 75,867
Oxbow Carbon LLC Tranche B 1LN, term loan 3.712% 5/8/16 (e)	9,940	9,928
SunCoke Energy, Inc. Tranche B, term loan 4% 7/26/18 (e)	7,357	7,357
Walter Energy, Inc.:
Tranche A, term loan 3.4111% 4/1/16 (e)	2,896	2,838
Tranche B, term loan 4% 4/1/18 (e)	52,014	51,104
		168,625
Paper - 0.0%
Bear Island Paper Co. LLC Tranche B 2LN, term loan 12% 9/13/17	225	160
Publishing/Printing - 0.9%
Cenveo Corp. Tranche B, term loan 6.625% 12/21/16 (e)	4,724	4,724
Dex Media East LLC term loan 2.8589% 10/24/14 (e)	7,804	5,111
Dex Media West LLC/Dex Media West Finance Co. term loan 7.25% 10/24/14 (e)	1,748	1,171
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	20,000	20,050
Houghton Mifflin Harcourt Publishing Co. term loan 7.25% 5/22/18 (e)	16,661	16,828
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	11,217	11,217
Thomson Learning Tranche B, term loan 2.47% 7/5/14 (e)	41,764	39,676
		98,777
Restaurants - 0.9%
Burger King Corp. Tranche B, term loan 3.75% 9/28/19 (e)	30,645	30,683
DineEquity, Inc. Tranche B 1LN, term loan 4.25% 10/19/17 (e)	6,641	6,691
Dunkin Brands, Inc. Tranche B2, term loan 4% 11/23/17 (e)	37,180	37,273
Focus Brands, Inc. Tranche B 1LN, term loan 6.2774% 2/21/18 (e)	4,534	4,579
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (e)	7,960	8,040
NPC International, Inc. Tranche B, term loan 5.25% 12/28/18 (e)	1,990	2,015
Wok Acquisition Corp. Tranche B, term loan 6.25% 6/22/19 (e)	5,000	5,063
		94,344
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Services - 3.1%
Allied Security Holdings LLC Tranche B 1LN, term loan 5.25% 2/4/17 (e)	$ 7,388	$ 7,406
ARAMARK Corp.:
Credit-Linked Deposit 2.1208% 1/26/14 (e)	2,528	2,534
Credit-Linked Deposit 3.4643% 7/26/16 (e)	3,579	3,588
Tranche B, term loan 3.462% 7/26/16 (e)	54,415	54,551
Tranche C, term loan 3.5671% 7/26/16 (e)	55,600	55,739
3.4643% 7/26/16 (e)	4,666	4,678
Brickman Group Holdings, Inc. Tranche B 1LN, term loan 5.5% 10/14/16 (e)	4,000	4,050
Hertz Corp. Tranche B, term loan:
3.75% 3/11/18 (e)	12,000	11,970
3.75% 3/11/18 (e)	38,410	38,266
Interactive Data Corp. Tranche B, term loan 4.5% 2/11/18 (e)	30,650	30,843
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (e)	13,811	13,880
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (e)	2,648	2,645
ServiceMaster Co.:
term loan 2.71% 7/24/14 (e)	41,373	41,269
Tranche B2, term loan 4.46% 1/31/17 (e)	23,940	24,000
Tranche DD, term loan 2.71% 7/24/14 (e)	3,277	3,269
SymphonyIRI Group, Inc. Tranche B, term loan 5% 12/1/17 (e)	10,855	10,842
The Geo Group, Inc.:
Tranche A 2LN, term loan 3.0011% 8/4/15 (e)	1,850	1,850
Tranche A 3LN, term loan 2.97% 8/4/15 (e)	2,000	2,000
Tranche B, term loan 3.75% 8/4/16 (e)	6,370	6,378
U.S. Foodservice Tranche B, term loan 2.71% 7/3/14 (e)	3,167	3,128
West Corp. Tranche B 6LN, term loan 5.75% 6/30/18 (e)	6,480	6,577
		329,463
Shipping - 0.2%
Ozburn Hessey Holding Co. LLC Tranche 2LN, term loan 11.5% 10/8/16 (e)	667	613
Swift Transportation Co. LLC Tranche B-2, term loan 5% 12/21/17 (e)	17,432	17,563
		18,176
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - 0.3%
Michaels Stores, Inc.:
Tranche B1, term loan 2.6875% 10/31/13 (e)	$ 25,406	$ 25,470
Tranche B2, term loan 4.9117% 7/31/16 (e)	9,596	9,692
		35,162
Steel - 0.9%
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	95,000	94,644
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	2,977	3,007
		97,651
Super Retail - 2.6%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (e)	11,910	11,910
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (e)	11,359	11,473
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (e)	28,445	28,765
Tranche 2LN, term loan 9.75% 3/26/20 (e)	7,000	7,175
Dollar General Corp.:
Tranche B1, term loan 2.962% 7/6/14 (e)	26,244	26,277
Tranche B2, term loan 2.962% 7/6/14 (e)	4,000	4,000
Tranche C, term loan 2.962% 7/6/17 (e)	10,000	10,038
Evergreen Acquisition Co. Tranche C, term loan 5% 7/20/19 (e)	1,990	1,990
Gymboree Corp. term loan 5% 2/23/18 (e)	4,536	4,434
J. Crew Group, Inc. Tranche B, term loan 4.75% 3/7/18 (e)	43,182	43,347
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	4,000	3,980
Party City Corp. Tranche B, term loan 5.75% 7/27/19 (e)	16,000	16,210
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	35,878	35,968
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (e)	16,000	16,120
Tranche B, term loan 3.75% 3/30/18 (e)	1,943	1,948
Serta Simmons Holdings, LLC Tranche B, term loan 5.4334% 10/1/19 (e)	15,000	14,963
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	7,900	7,910
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
Toys 'R' Us, Inc.:
term loan 6% 9/1/16 (e)	$ 16,625	$ 16,584
Tranche B2, term loan 5.25% 5/25/18 (e)	8,888	8,688
		271,780
Technology - 7.2%
Avaya, Inc.:
term loan 3.1769% 10/27/14 (e)	51,508	49,963
Tranche B 3LN, term loan 4.9269% 10/26/17 (e)	14,572	13,006
CDW Corp. Tranche B, term loan:
3.714% 10/10/14 (e)	12,014	12,029
4% 7/15/17 (e)	17,702	17,591
Ceridian Corp. Tranche B, term loan 5.964% 5/10/17 (e)	6,000	6,023
Datatel, Inc. Tranche B, term loan 6.25% 7/19/18 (e)	13,735	13,890
Fidelity National Information Services, Inc. Tranche A 2LN, term loan 2.461% 7/18/14 (e)	10,923	10,895
First Data Corp.:
term loan 4.2107% 3/24/18 (e)	39,079	37,467
Tranche 1LN, term loan 5.2107% 9/24/18 (e)	33,000	32,093
Tranche B1, term loan 2.9607% 9/24/14 (e)	4,239	4,239
Tranche B2, term loan 2.9607% 9/24/14 (e)	3,073	3,073
Tranche B3, term loan 2.9607% 9/24/14 (e)	5,084	5,084
Tranche D, term loan 5.2107% 3/24/17 (e)	73,529	71,691
Flextronics International Ltd.:
Tranche B A1, term loan 2.462% 10/1/14 (e)	877	875
Tranche B A2, term loan 2.462% 10/1/14 (e)	1,349	1,346
Tranche B A3, term loan 2.462% 10/1/14 (e)	1,574	1,570
Tranche B-A, term loan 2.462% 10/1/14 (e)	3,051	3,043
Freescale Semiconductor, Inc. term loan 4.4645% 12/1/16 (e)	125,054	120,989
Generac Power Systems, Inc. Tranche B, term loan 6.25% 5/30/18 (e)	3,990	4,070
Genpact Ltd. Tranche B, term loan 4.25% 8/30/19 (e)	14,000	14,018
Kronos, Inc. Tranche B 1LN, term loan 5.5% 10/24/19 (e)	22,000	22,000
Lawson Software, Inc.:
Tranche B 1LN, term loan 5.75% 10/5/16 (e)	2,775	2,817
Tranche B 2LN, term loan 5.25% 4/5/18 (e)	12,000	12,120
NXP BV:
term loan 4.5% 3/4/17 (e)	74,765	75,513
Tranche A 2LN, term loan 5.5% 3/4/17 (e)	29,715	30,309
Tranche A6, term loan 5.25% 3/19/19 (e)	9,950	10,050
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (e)	$ 19,955	$ 20,055
Rovi Corp. Tranche A, term loan 2.72% 2/7/16 (e)	5,796	5,680
Sensata Technologies BV Tranche B, term loan 4% 5/12/18 (e)	46,640	46,873
Spansion, Inc. term loan 4.75% 2/9/15 (e)	7,385	7,421
SunGard Data Systems, Inc.:
term loan 3.9027% 2/28/16 (e)	21,124	21,124
Tranche B, term loan 3.711% 2/28/14 (e)	13,767	13,819
Tranche C, term loan 3.9685% 2/28/17 (e)	61,540	61,771
Syniverse Holdings, Inc. Tranche B, term loan 5% 4/23/19 (e)	9,975	10,050
		762,557
Telecommunications - 6.7%
Consolidated Communications, Inc. term loan 2.72% 12/31/14 (e)	9,992	9,967
Cricket Communications, Inc. Tranche B, term loan 4.75% 10/10/19 (e)	3,000	3,008
Crown Castle Operating Co. Tranche B, term loan 4% 1/31/19 (e)	47,647	47,886
Digicel International Finance Ltd. Tranche D 1LN, term loan 3.875% 3/31/17 (e)	4,000	3,860
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (e)	11,064	10,289
Genesys SA Tranche B, term loan 6.75% 1/31/19 (e)	1,990	2,017
Intelsat Jackson Holdings SA:
term loan 3.214% 2/1/14 (e)	84,000	82,740
Tranche B, term loan 4.5% 4/2/18 (e)	178,825	180,166
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 4.75% 8/1/19 (e)	12,000	12,060
Tranche B, term loan:
4.75% 2/1/16 (e)	40,000	40,500
5.25% 8/1/19 (e)	10,000	10,125
MetroPCS Wireless, Inc.:
Tranche B 3LN, term loan 4% 3/17/18 (e)	70,626	70,538
Tranche B, term loan 4.071% 11/3/16 (e)	14,308	14,290
NTELOS, Inc. Tranche B, term loan 4% 8/7/15 (e)	2,438	2,432
SBA Senior Finance II, LLC term loan 3.75% 9/28/19 (e)	12,545	12,592
Telesat Holding, Inc. Tranche B, term loan 4.25% 3/28/19 (e)	61,845	62,000
Time Warner Telecom, Inc. Tranche B, term loan 3.47% 12/30/16 (e)	4,732	4,732
Floating Rate Loans (h) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	$ 48,469	$ 48,997
term loan 6.875% 8/11/15	44,301	44,927
Windstream Corp.:
Tranche B 3LN, term loan 4% 8/8/19 (e)	11,970	12,000
Tranche B1, term loan 1.8968% 7/17/13 (e)	11,437	11,409
Tranche B2, term loan 3.1468% 12/17/15 (e)	21,416	21,470
		708,005
Textiles & Apparel - 0.4%
Levi Strauss & Co. term loan 2.4645% 4/4/14 (e)	3,000	2,985
Phillips-Van Heusen Corp.:
term loan 2.68% 1/31/16 (e)	6,300	6,284
Tranche B, term loan 3.5% 5/6/16 (e)	23,960	23,900
Warnaco, Inc. Tranche B, term loan 3.75% 6/17/18 (e)	13,825	13,687
		46,856
TOTAL FLOATING RATE LOANS (Cost $8,157,023)		8,228,981
Nonconvertible Bonds - 10.5%

Air Transportation - 0.1%
Continental Airlines, Inc. 3.5433% 6/2/13 (e)	6,641	6,607
Continental Airlines, Inc. 9.25% 5/10/17	2,346	2,563
Delta Air Lines, Inc. 9.5% 9/15/14 (c)	1,598	1,680
United Air Lines, Inc. 9.875% 8/1/13 (c)	3,793	3,864
		14,714
Automotive - 0.6%
Delphi Corp. 5.875% 5/15/19	18,610	19,913
General Motors Acceptance Corp. 2.6183% 12/1/14 (e)	40,000	39,362
General Motors Financial Co., Inc. 4.75% 8/15/17 (c)	4,000	4,110
		63,385
Banks & Thrifts - 1.3%
Ally Financial, Inc.:
3.6375% 2/11/14 (e)	52,000	52,650
4.625% 6/26/15	4,000	4,156
Bank of America Corp. 1.7333% 1/30/14 (e)	3,250	3,279
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Banks & Thrifts - continued
GMAC LLC 2.6183% 12/1/14 (e)	$ 70,187	$ 69,134
Regions Financial Corp. 5.75% 6/15/15	3,000	3,285
		132,504
Broadcasting - 0.3%
Clear Channel Communications, Inc. 9% 12/15/19 (c)	8,677	7,809
Sirius XM Radio, Inc. 5.25% 8/15/22 (c)	5,000	5,000
Starz LLC/Starz Finance Corp. 5% 9/15/19 (c)	6,000	6,105
Univision Communications, Inc. 6.75% 9/15/22 (c)	9,000	9,000
		27,914
Building Materials - 0.1%
Nortek, Inc. 8.5% 4/15/21 (c)	5,000	5,425
Cable TV - 0.1%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (c)	2,000	2,140
Virgin Media Finance PLC 4.875% 2/15/22	7,000	7,088
		9,228
Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (c)(d)	3,000	2,993
Chemicals - 0.1%
Georgia Gulf Corp. 9% 1/15/17 (c)	3,602	3,998
LyondellBasell Industries NV 6% 11/15/21	2,980	3,442
Nufarm Australia Ltd. 6.375% 10/15/19 (c)	3,000	3,075
		10,515
Consumer Products - 0.1%
Libbey Glass, Inc. 6.875% 5/15/20 (c)	4,000	4,270
Reddy Ice Corp. 11.25% 3/15/15	2,000	2,025
Spectrum Brands Holdings, Inc. 9.5% 6/15/18 (c)	4,000	4,490
		10,785
Containers - 1.3%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (c)	2,630	2,827
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (c)	4,545	4,886
Berry Plastics Corp.:
5.0903% 2/15/15 (e)	60,000	60,000
8.25% 11/15/15	4,000	4,180
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Crown Americas LLC/Capital Corp. II 7.625% 5/15/17	$ 6,645	$ 7,127
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20 (c)	54,325	55,072
		134,092
Diversified Financial Services - 1.4%
CIT Group, Inc.:
4.75% 2/15/15 (c)	14,000	14,490
5% 5/15/17	7,000	7,368
5.25% 4/1/14 (c)	45,000	46,688
International Lease Finance Corp.:
4.875% 4/1/15	4,000	4,140
5.625% 9/20/13	12,000	12,345
5.875% 5/1/13	21,405	21,860
6.25% 5/15/19	10,000	10,778
6.375% 3/25/13	13,000	13,228
SLM Corp.:
0.6153% 1/27/14 (e)	14,000	13,765
4.625% 9/25/17	2,000	2,055
		146,717
Diversified Media - 0.3%
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	16,870	18,093
Series B, 9.25% 12/15/17	12,485	13,390
		31,483
Electric Utilities - 0.8%
Calpine Construction Finance Co. LP 8% 6/1/16 (c)	4,000	4,270
Energy Future Holdings Corp. 10% 1/15/20	54,320	58,666
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
10% 12/1/20	5,000	5,600
11.75% 3/1/22 (c)	11,000	10,753
NRG Energy, Inc. 6.625% 3/15/23 (c)	4,000	4,120
The AES Corp. 7.75% 3/1/14	3,000	3,210
		86,619
Energy - 0.2%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 6.625% 10/1/20 (c)	2,645	2,738
Continental Resources, Inc. 7.125% 4/1/21	2,000	2,220
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (c)	5,000	4,963
Stone Energy Corp. 7.5% 11/15/22 (d)	3,000	2,966
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22 (c)	$ 3,000	$ 3,203
Tesoro Corp. 4.25% 10/1/17	5,000	5,188
		21,278
Environmental - 0.0%
Clean Harbors, Inc. 5.25% 8/1/20 (c)	4,000	4,100
Gaming - 0.0%
Ameristar Casinos, Inc. 7.5% 4/15/21 (c)	3,000	3,203
Healthcare - 0.5%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	11,158
DaVita, Inc. 5.75% 8/15/22	8,235	8,606
Health Management Associates, Inc. 7.375% 1/15/20	3,420	3,677
Tenet Healthcare Corp.:
4.75% 6/1/20 (c)	8,680	8,615
8.875% 7/1/19	16,000	17,960
		50,016
Insurance - 0.0%
CNO Financial Group, Inc. 6.375% 10/1/20 (c)	3,000	3,105
Metals/Mining - 0.3%
CONSOL Energy, Inc. 8% 4/1/17	6,475	6,864
FMG Resources (August 2006) Pty Ltd. 7% 11/1/15 (c)	24,705	24,952
Peabody Energy Corp. 6% 11/15/18	5,000	5,175
		36,991
Paper - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18	2,400	2,736
Boise Cascade LLC/Boise Cascade Finance Corp. 6.375% 11/1/20 (c)	3,000	3,038
P.H. Glatfelter Co. 5.375% 10/15/20 (c)	4,585	4,654
Verso Paper Holdings LLC/Verso Paper, Inc. 11.75% 1/15/19 (c)	3,000	1,950
		12,378
Services - 0.4%
ARAMARK Corp. 3.9446% 2/1/15 (e)	12,000	11,985
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9345% 5/15/14 (e)	19,000	18,880
Laureate Education, Inc. 9.25% 9/1/19 (c)(d)	3,000	2,955
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind (e)	3,000	3,173
United Rentals North America, Inc. 6.125% 6/15/23	3,000	3,049
		40,042
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Shipping - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	$ 3,000	$ 2,820
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,075	6,622
		9,442
Super Retail - 0.1%
Dollar General Corp. 4.125% 7/15/17	5,000	5,225
Sally Holdings LLC 5.75% 6/1/22	3,000	3,210
		8,435
Technology - 0.5%
First Data Corp. 6.75% 11/1/20 (c)	39,130	39,130
NCR Corp. 5% 7/15/22 (c)	4,000	4,090
NXP BV/NXP Funding LLC 3.0903% 10/15/13 (e)	14,255	14,237
		57,457
Telecommunications - 1.8%
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (c)	2,815	2,850
Intelsat Jackson Holdings SA 6.625% 12/15/22 (c)	20,000	19,875
iPCS, Inc.:
2.5696% 5/1/13 (e)	72,852	72,488
3.7159% 5/1/14 pay-in-kind (e)	69,150	68,805
Qwest Corp. 3.6388% 6/15/13 (e)	11,000	11,052
Sprint Capital Corp. 6.875% 11/15/28	4,000	4,090
Sprint Nextel Corp. 9% 11/15/18 (c)	3,000	3,705
Telesat Canada/Telesat LLC 6% 5/15/17 (c)	3,000	3,128
		185,993
TOTAL NONCONVERTIBLE BONDS (Cost $1,076,563)		1,108,814
Common Stocks - 0.2%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	564
ION Media Networks, Inc. (a)	2,842	1,626
		2,190
Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,429	13,103
Diversified Financial Services - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	551
Common Stocks - continued
	Shares	Value (000s)
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	$ 365
Entertainment/Film - 0.0%
Metro-Goldwyn-Mayer, Inc. (a)	71,585	2,158
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	1,952
Paper - 0.0%
White Birch Cayman Holdings Ltd.	12,750	0
Publishing/Printing - 0.0%
HMH Holdings, Inc. warrants 6/22/19 (a)(g)	13,699	103
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	252
TOTAL COMMON STOCKS (Cost $18,466)		20,674
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0)	1,888,944	0
Money Market Funds - 13.6%

Fidelity Cash Central Fund, 0.19% (b) (Cost $1,447,930)	1,447,930,416	1,447,930
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $10,699,982)		10,806,399
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(199,509)
NET ASSETS - 100%		$ 10,606,890
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $347,319,000 or 3.3% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $730,000 and $730,000, respectively. The coupon rate will be determined at time of settlement.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $103,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
HMH Holdings, Inc. warrants 6/22/19	6/22/12	$ 26

(h) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,819
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,403	$ 564	$ -	$ 5,839
Financials	551	-	-	551
Materials	13,103	13,103	-	-
Telecommunication Services	252	252	-	-
Utilities	365	365	-	-
Floating Rate Loans	8,228,981	-	8,228,821	160
Corporate Bonds	1,108,814	-	1,108,814	-
Other	-	-	-	-
Money Market Funds	1,447,930	1,447,930	-	-
Total Investments in Securities:	$ 10,806,399	$ 1,462,214	$ 9,337,635	$ 6,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,252,052)	$ 9,358,469
Fidelity Central Funds (cost $1,447,930)	1,447,930
Total Investments (cost $10,699,982)		$ 10,806,399
Cash		97,810
Receivable for investments sold		130,923
Receivable for fund shares sold		22,198
Interest receivable		46,600
Distributions receivable from Fidelity Central Funds		245
Other receivables		197
Total assets		11,104,372

Liabilities
Payable for investments purchased Regular delivery	$ 457,238
Delayed delivery	8,945
Payable for fund shares redeemed	16,918
Distributions payable	6,935
Accrued management fee	4,961
Distribution and service plan fees payable	1,007
Other affiliated payables	1,318
Other payables and accrued expenses	160
Total liabilities		497,482

Net Assets		$ 10,606,890
Net Assets consist of:
Paid in capital		$ 10,446,890
Undistributed net investment income		141,371
Accumulated undistributed net realized gain (loss) on investments		(87,788)
Net unrealized appreciation (depreciation) on investments		106,417
Net Assets		$ 10,606,890

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,304,994 ÷ 131,222 shares)	$ 9.94

Maximum offering price per share (100/97.25 of $9.94)	$ 10.22
Class T: Net Asset Value and redemption price per share ($240,753 ÷ 24,242 shares)	$ 9.93

Maximum offering price per share (100/97.25 of $9.93)	$ 10.21
Class B: Net Asset Value and offering price per share ($24,318 ÷ 2,449 shares)A	$ 9.93

Class C: Net Asset Value and offering price per share ($806,133 ÷ 81,077 shares)A	$ 9.94

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($5,720,469 ÷ 575,952 shares)	$ 9.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,510,223 ÷ 252,923 shares)	$ 9.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 301
Interest		450,249
Income from Fidelity Central Funds		1,819
Total income		452,369

Expenses
Management fee	$ 57,371
Transfer agent fees	13,894
Distribution and service plan fees	12,417
Accounting fees and expenses	1,577
Custodian fees and expenses	136
Independent trustees' compensation	67
Registration fees	344
Audit	163
Legal	36
Miscellaneous	123
Total expenses before reductions	86,128
Expense reductions	(15)	86,113
Net investment income (loss)		366,256
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		23,583
Change in net unrealized appreciation (depreciation) on investment securities		177,284
Net gain (loss)		200,867
Net increase (decrease) in net assets resulting from operations		$ 567,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 366,256	$ 346,197
Net realized gain (loss)	23,583	42,915
Change in net unrealized appreciation (depreciation)	177,284	(245,127)
Net increase (decrease) in net assets resulting from operations	567,123	143,985
Distributions to shareholders from net investment income	(350,713)	(309,951)
Share transactions - net increase (decrease)	256,075	3,623,748
Redemption fees	419	1,302
Total increase (decrease) in net assets	472,904	3,459,084

Net Assets
Beginning of period	10,133,986	6,674,902
End of period (including undistributed net investment income of $141,371 and undistributed net investment income of $129,183, respectively)	$ 10,606,890	$ 10,133,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.79	$ 9.31	$ 8.00	$ 9.75
Income from Investment Operations
Net investment income (loss) C	.340	.317	.391	.354	.476
Net realized and unrealized gain (loss)	.195	(.080)	.425	1.232	(1.779)
Total from investment operations	.535	.237	.816	1.586	(1.303)
Distributions from net investment income	(.325)	(.298)	(.287)	(.278)	(.448)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.325)	(.298)	(.337)	(.278)	(.448)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.94	$ 9.73	$ 9.79	$ 9.31	$ 8.00
Total Return A,B	5.60%	2.46%	8.96%	20.31%	(13.87)%
Ratios to Average Net Assets D,F
Expenses before reductions	.99%	1.00%	1.03%	1.05%	1.06%
Expenses net of fee waivers, if any	.99%	1.00%	1.03%	1.05%	1.06%
Expenses net of all reductions	.99%	1.00%	1.03%	1.04%	1.06%
Net investment income (loss)	3.47%	3.25%	4.11%	4.09%	5.13%
Supplemental Data
Net assets, end of period (in millions)	$ 1,305	$ 1,587	$ 1,064	$ 518	$ 192
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.330	.312	.391	.349	.481
Net realized and unrealized gain (loss)	.195	(.070)	.416	1.228	(1.762)
Total from investment operations	.525	.242	.807	1.577	(1.281)
Distributions from net investment income	(.315)	(.293)	(.288)	(.279)	(.450)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.315)	(.293)	(.338)	(.279)	(.450)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 8.00
Total Return A,B	5.50%	2.51%	8.87%	20.20%	(13.66)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.09%	1.05%	1.02%	1.04%	1.03%
Expenses net of fee waivers, if any	1.09%	1.05%	1.02%	1.04%	1.03%
Expenses net of all reductions	1.09%	1.05%	1.02%	1.04%	1.03%
Net investment income (loss)	3.37%	3.19%	4.12%	4.10%	5.16%
Supplemental Data
Net assets, end of period (in millions)	$ 241	$ 271	$ 242	$ 143	$ 134
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 7.99	$ 9.73
Income from Investment Operations
Net investment income (loss) C	.288	.266	.341	.305	.432
Net realized and unrealized gain (loss)	.195	(.070)	.416	1.238	(1.771)
Total from investment operations	.483	.196	.757	1.543	(1.339)
Distributions from net investment income	(.273)	(.247)	(.238)	(.235)	(.402)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.273)	(.247)	(.288)	(.235)	(.402)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 7.99
Total Return A,B	5.05%	2.03%	8.30%	19.74%	(14.21)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.52%	1.55%	1.56%	1.56%
Expenses net of fee waivers, if any	1.52%	1.52%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.52%	1.55%	1.55%	1.55%
Net investment income (loss)	2.94%	2.72%	3.59%	3.59%	4.64%
Supplemental Data
Net assets, end of period (in millions)	$ 24	$ 32	$ 43	$ 44	$ 42
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.78	$ 9.31	$ 8.00	$ 9.74
Income from Investment Operations
Net investment income (loss) C	.267	.244	.321	.288	.408
Net realized and unrealized gain (loss)	.195	(.070)	.415	1.235	(1.770)
Total from investment operations	.462	.174	.736	1.523	(1.362)
Distributions from net investment income	(.252)	(.225)	(.217)	(.215)	(.379)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.252)	(.225)	(.267)	(.215)	(.379)
Redemption fees added to paid in capital C	- G	.001	.001	.002	.001
Net asset value, end of period	$ 9.94	$ 9.73	$ 9.78	$ 9.31	$ 8.00
Total Return A,B	4.81%	1.80%	8.05%	19.43%	(14.41)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.74%	1.74%	1.76%	1.78%	1.80%
Expenses net of fee waivers, if any	1.74%	1.74%	1.76%	1.78%	1.80%
Expenses net of all reductions	1.74%	1.74%	1.76%	1.78%	1.80%
Net investment income (loss)	2.72%	2.50%	3.38%	3.35%	4.39%
Supplemental Data
Net assets, end of period (in millions)	$ 806	$ 852	$ 622	$ 335	$ 199
Portfolio turnover rate E	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.74
Income from Investment Operations
Net investment income (loss) B	.368	.345	.418	.377	.508
Net realized and unrealized gain (loss)	.195	(.070)	.417	1.225	(1.771)
Total from investment operations	.563	.275	.835	1.602	(1.263)
Distributions from net investment income	(.353)	(.326)	(.316)	(.304)	(.478)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.353)	(.326)	(.366)	(.304)	(.478)
Redemption fees added to paid in capital B	- F	.001	.001	.002	.001
Net asset value, end of period	$ 9.93	$ 9.72	$ 9.77	$ 9.30	$ 8.00
Total Return A	5.91%	2.86%	9.18%	20.55%	(13.49)%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.71%	.73%	.75%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.75%	.73%
Expenses net of all reductions	.71%	.71%	.73%	.75%	.73%
Net investment income (loss)	3.75%	3.53%	4.41%	4.39%	5.46%
Supplemental Data
Net assets, end of period (in millions)	$ 5,720	$ 5,399	$ 3,566	$ 2,354	$ 1,292
Portfolio turnover rate D	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 9.77	$ 9.29	$ 7.99	$ 9.73
Income from Investment Operations
Net investment income (loss) B	.363	.341	.415	.379	.503
Net realized and unrealized gain (loss)	.196	(.079)	.427	1.221	(1.769)
Total from investment operations	.559	.262	.842	1.600	(1.266)
Distributions from net investment income	(.349)	(.323)	(.313)	(.302)	(.475)
Distributions from net realized gain	-	-	(.050)	-	-
Total distributions	(.349)	(.323)	(.363)	(.302)	(.475)
Redemption fees added to paid in capital B	- F	.001	.001	.002	.001
Net asset value, end of period	$ 9.92	$ 9.71	$ 9.77	$ 9.29	$ 7.99
Total Return A	5.87%	2.72%	9.27%	20.54%	(13.54)%
Ratios to Average Net Assets C,E
Expenses before reductions	.75%	.75%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.77%	.77%
Expenses net of all reductions	.75%	.75%	.76%	.77%	.76%
Net investment income (loss)	3.71%	3.50%	4.38%	4.36%	5.43%
Supplemental Data
Net assets, end of period (in millions)	$ 2,510	$ 1,992	$ 1,138	$ 469	$ 138
Portfolio turnover rate D	49%	54%	43%	25%	16%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 236,102
Gross unrealized depreciation	(35,902)
Net unrealized appreciation (depreciation) on securities and other investments	$ 200,200

Tax Cost	$ 10,606,199

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 49,369
Capital loss carryforward	$ (89,569)
Net unrealized appreciation (depreciation)	$ 200,200

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (50,512)
2017	(39,057)
Total capital loss carryforward	$ (89,569)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 350,713	$ 309,951

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $4,434,439 and $4,611,065, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,464	$ 134
Class T	-%	.25%	628	3
Class B	.55%	.15%	192	151
Class C	.75%	.25%	8,133	1,801
			$ 12,417	$ 2,089

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 133
Class T	13
Class B*	43
Class C*	148
$ 337

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,079.15
Class T	629.25
Class B	63.23
Class C	1,230.15
Fidelity Floating Rate High Income Fund	6,420.12
Institutional Class	3,473.16
	$ 13,894

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were fourteen dollars for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 46,515	$ 46,926
Class T	8,143	8,530
Class B	780	998
Class C	20,972	18,564
Fidelity Floating Rate High Income Fund	197,172	173,777
Institutional Class	77,131	61,156
Total	$ 350,713	$ 309,951

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	31,124	130,538	$ 305,628	$ 1,284,754
Reinvestment of distributions	3,572	3,698	34,965	36,131
Shares redeemed	(66,588)	(79,802)	(652,113)	(770,772)
Net increase (decrease)	(31,892)	54,434	$ (311,520)	$ 550,113
Class T
Shares sold	2,896	12,540	$ 28,402	$ 123,273
Reinvestment of distributions	704	732	6,885	7,143
Shares redeemed	(7,230)	(10,203)	(70,751)	(98,745)
Net increase (decrease)	(3,630)	3,069	$ (35,464)	$ 31,671
Class B
Shares sold	156	912	$ 1,519	$ 8,955
Reinvestment of distributions	59	73	579	715
Shares redeemed	(1,070)	(2,112)	(10,460)	(20,567)
Net increase (decrease)	(855)	(1,127)	$ (8,362)	$ (10,897)
Class C
Shares sold	12,695	47,996	$ 124,701	$ 472,487
Reinvestment of distributions	1,512	1,307	14,794	12,762
Shares redeemed	(20,709)	(25,248)	(202,835)	(243,629)
Net increase (decrease)	(6,502)	24,055	$ (63,340)	$ 241,620
Fidelity Floating Rate High Income Fund
Shares sold	164,358	455,198	$ 1,610,907	$ 4,469,045
Reinvestment of distributions	16,695	14,710	163,381	143,575
Shares redeemed	(160,631)	(279,260)	(1,569,854)	(2,694,467)
Net increase (decrease)	20,422	190,648	$ 204,434	$ 1,918,153
Institutional Class
Shares sold	109,592	192,248	$ 1,074,762	$ 1,885,819
Reinvestment of distributions	3,772	3,053	36,919	29,780
Shares redeemed	(65,596)	(106,613)	(641,354)	(1,022,511)
Net increase (decrease)	47,768	88,688	$ 470,327	$ 893,088

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.049

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $261,539,393 of distributions paid during the period January 1, 2012 to October 31, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Furthermore, the Board considered that it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 0.55% to 0.45%. The Board considered that the chart reflects the fund's lower management fee for 2007, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the 2007 reduction in the fund's individual fund fee rate by 0.10% delivers significant economies to fund shareholders. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AFRI-UANN-1212
1.784742.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

High Income Advantage

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	9.23%	5.06%	12.32%
Class T (incl. 4.00% sales charge)	9.17%	5.07%	12.29%
Class B (incl. contingent deferred sales charge) A	8.06%	4.89%	12.22%
Class C (incl. contingent deferred sales charge)B	11.85%	5.13%	11.90%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2002, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained 13.15% for the year ending October 31, 2012, according to The BofA Merrill LynchSM US High Yield Constrained Index. Worry about eurozone sovereign debt and weak global economic growth failed to restrain the asset class amid favorable supply/demand technicals - with investors attracted to its yields in a very low interest rate environment - accommodative Federal Reserve monetary policy, plentiful liquidity and a low default rate. High-yield bonds stalled in November before advancing strongly from December through February, then modestly declined from March through May. The tide shifted in June, though, with the sector rallying as Greece elected a pro-euro government and the Fed implemented a second round of "Operation Twist" to buoy economic growth. In July, soft corporate earnings and weak economic data were a concern, but the market was supported by comments late in the month by European Central Bank (ECB) President Mario Draghi, who said the ECB would do "whatever it takes" to protect the eurozone from collapsing. In August, weak global economic growth was outweighed by anticipation of further monetary stimulus in the U.S. and abroad, which was announced in September by the Fed and the ECB, respectively. In October, high-yield bonds overcame lackluster corporate earnings and lower near-term expectations for U.S. economic growth to post a positive return.

Comments from Harley Lank, Portfolio Manager of Fidelity Advisor® High Income Advantage Fund: For the year ending October 31, 2012, the fund's Class A, Class T, Class B and Class C shares returned 13.78%, 13.72%, 13.06% and 12.85%, respectively (excluding sales charges), roughly in line with the BofA Merrill Lynch index. Security selection in health care and gaming helped, as did positioning in banks/thrifts and energy. In terms of asset classes, the fund's allocation to high-yield bonds outperformed the index, as did an out-of-benchmark position in equities and our investments in non-convertible preferred stocks. Litigation proceeds received by the fund also meaningfully contributed. On the downside, the fund's modest cash position hurt in an up market. Additionally, security selection in technology, automotive/auto parts and textiles/apparel dampened relative results. Top individual contributors included bank/thrift Ally Financial Group, wireless telecommunications company Clearwire, regional gaming firm Station Casinos, chemicals company LyondellBasell Industries and timely ownership of oil/gas exploration and production (E&P) company Kodiak Oil & Gas. Conversely, technology firm Alcatel-Lucent detracted, as did E&P company ATP Oil & Gas, apparel retailer Express, General Motors and gold company AngloGold Ashanti. The last there securities mentioned were not part of the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.02%
Actual		$ 1,000.00	$ 1,054.50	$ 5.27
Hypothetical A		$ 1,000.00	$ 1,020.01	$ 5.18
Class T	1.01%
Actual		$ 1,000.00	$ 1,054.30	$ 5.22
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.13
Class B	1.74%
Actual		$ 1,000.00	$ 1,051.10	$ 8.97
Hypothetical A		$ 1,000.00	$ 1,016.39	$ 8.82
Class C	1.77%
Actual		$ 1,000.00	$ 1,049.70	$ 9.12
Hypothetical A		$ 1,000.00	$ 1,016.24	$ 8.97
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,055.90	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	4.0	3.8
GMAC LLC	2.8	2.7
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	2.2	3.1
HCA, Inc.	2.1	1.6
Ally Financial Inc.	1.9	1.3
	13.0
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	10.4	9.9
Healthcare	9.6	8.7
Energy	9.0	7.9
Diversified Financial Services	8.8	8.8
Electric Utilities	8.7	9.7
Quality Diversification (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
BBB 1.9%	BBB 0.3%
BB 18.1%	BB 16.9%
B 43.1%	B 42.1%
CCC,CC,C 15.3%	CCC,CC,C 17.4%
D 0.2%	D 0.3%
Not Rated 3.1%	Not Rated 2.2%
Equities 12.6%	Equities 14.6%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 6.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2012 *		As of April 30, 2012 **
	Nonconvertible Bonds 67.2%		Nonconvertible Bonds 67.3%
	Convertible Bonds, Preferred Stocks 5.6%		Convertible Bonds, Preferred Stocks 5.5%
	Common Stocks and Investment Companies 7.6%		Common Stocks and Investment Companies 9.7%
	Floating Rate Loans 13.6%		Floating Rate Loans 11.3%
	Other Investments 0.3%		Other Investments 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 5.7%		Short-Term Investments and Net Other Assets (Liabilities) 6.2%
* Foreign investments	10.4%	** Foreign investments	12.6%

† Amount represents less than 0.1%.

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Corporate Bonds - 67.8%
	Principal Amount (000s)(e)	Value (000s)
Convertible Bonds - 0.6%
Air Transportation - 0.2%
UAL Corp. 4.5% 6/30/21 (h)	$ 3,692	$ 3,485
Broadcasting - 0.0%
Mood Media Corp. 10% 10/31/15 (h)	38	43
Energy - 0.3%
Chesapeake Energy Corp. 2.75% 11/15/35	410	396
Headwaters, Inc. 2.5% 2/1/14	5,659	5,489
		5,885
Metals/Mining - 0.1%
Massey Energy Co. 3.25% 8/1/15	2,580	2,440
TOTAL CONVERTIBLE BONDS		11,853
Nonconvertible Bonds - 67.2%
Air Transportation - 0.6%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	984	1,048
3.5433% 6/2/13 (k)	4,897	4,872
7.339% 4/19/14	570	593
Continental Airlines, Inc. 9.25% 5/10/17	1,520	1,661
United Air Lines, Inc. 9.875% 8/1/13 (h)	1,158	1,180
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	2,807	3,223
		12,577
Automotive - 3.3%
ArvinMeritor, Inc. 8.125% 9/15/15	3,940	3,950
Continental Rubber of America Corp. 4.5% 9/15/19 (h)	1,240	1,243
Delphi Corp.:
5.875% 5/15/19	485	519
6.125% 5/15/21	2,540	2,807
Ford Motor Co. 6.625% 10/1/28	245	279
Ford Motor Credit Co. LLC:
4.25% 2/3/17	6,240	6,652
5.75% 2/1/21	3,274	3,741
5.875% 8/2/21	8,400	9,672
General Motors Acceptance Corp. 8% 11/1/31	3,665	4,365
General Motors Corp.:
6.75% 5/1/28 (d)	547	0
7.125% 7/15/13 (d)	1,583	0
7.2% 1/15/11 (d)	3,997	0
7.4% 9/1/25 (d)	273	0
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
General Motors Corp.: - continued
7.7% 4/15/16 (d)	$ 980	$ 0
8.25% 7/15/23 (d)	7,625	0
8.375% 7/15/33 (d)	23,416	0
General Motors Financial Co., Inc.:
4.75% 8/15/17 (h)	14,155	14,544
6.75% 6/1/18	10,220	11,395
International Automotive Components Group SA 9.125% 6/1/18 (h)	1,680	1,596
Tenneco, Inc. 6.875% 12/15/20	3,362	3,660
		64,423
Banks & Thrifts - 3.9%
Ally Financial, Inc.:
4.625% 6/26/15	3,970	4,124
5.5% 2/15/17	8,000	8,460
7.5% 9/15/20	4,150	4,892
8% 3/15/20	4,150	4,949
GMAC LLC:
8% 12/31/18	25,574	28,834
8% 11/1/31	21,582	25,629
Washington Mutual Bank 5.5% 1/15/13 (d)	10,000	1
		76,889
Broadcasting - 0.5%
AMC Networks, Inc. 7.75% 7/15/21	500	566
Clear Channel Communications, Inc.:
5.5% 9/15/14	6,735	6,297
5.5% 12/15/16	1,938	1,250
Mood Media Corp. 9.25% 10/15/20 (h)	2,340	2,369
		10,482
Building Materials - 1.1%
Associated Materials LLC 9.125% 11/1/17	1,809	1,786
CEMEX SA de CV 5.3623% 9/30/15 (h)(k)	4,305	4,211
HD Supply, Inc. 8.125% 4/15/19 (h)	4,460	4,906
Isabelle Acquisition Sub, Inc. 10% 11/15/18 pay-in-kind (h)(k)	520	560
Nortek, Inc. 8.5% 4/15/21 (h)	1,520	1,649
Ply Gem Industries, Inc. 8.25% 2/15/18	5,925	6,325
USG Corp. 7.875% 3/30/20 (h)	1,390	1,515
		20,952
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - 1.5%
Bresnan Broadband Holdings LLC 8% 12/15/18 (h)	$ 1,214	$ 1,305
Cablevision Systems Corp. 5.875% 9/15/22	4,760	4,724
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 13.5% 11/30/16	6,441	6,924
DISH DBS Corp.:
5.875% 7/15/22	4,240	4,447
6.75% 6/1/21	5,260	5,858
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.5% 3/15/19 (h)	705	776
UPCB Finance III Ltd. 6.625% 7/1/20 (h)	3,060	3,259
UPCB Finance VI Ltd. 6.875% 1/15/22 (h)	1,900	2,038
		29,331
Capital Goods - 0.1%
Anixter International, Inc. 5.625% 5/1/19	1,090	1,145
Briggs & Stratton Corp. 6.875% 12/15/20	1,285	1,388
		2,533
Chemicals - 0.9%
INEOS Group Holdings PLC 8.5% 2/15/16 (h)	5,260	5,076
Kinove German Bondco GmbH 9.625% 6/15/18 (h)	1,550	1,705
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (h)	5,165	5,049
Rockwood Specialties Group, Inc. 4.625% 10/15/20	3,760	3,873
TPC Group LLC 8.25% 10/1/17	1,189	1,296
		16,999
Consumer Products - 0.5%
Alphabet Holding Co., Inc. 7.75% 11/1/17 pay-in-kind (h)	2,360	2,384
Prestige Brands, Inc. 8.125% 2/1/20	335	374
Reddy Ice Corp. 11.25% 3/15/15	6,095	6,171
		8,929
Containers - 2.7%
ARD Finance SA 11.125% 6/1/18 pay-in-kind (h)	2,757	2,854
Ardagh Packaging Finance PLC:
7.375% 10/15/17 (h)	846	909
9.125% 10/15/20 (h)	3,369	3,537
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc.:
7.375% 10/15/17 (h)	480	516
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Containers - continued
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc.: - continued
9.125% 10/15/20 (h)	$ 1,045	$ 1,095
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (h)	875	932
Crown Americas LLC/Crown Americas Capital Corp. III 6.25% 2/1/21	2,954	3,260
Pretium Packaging LLC/Pretium Finance, Inc. 11.5% 4/1/16	4,480	4,592
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20 (h)	10,505	10,649
6.875% 2/15/21	7,339	7,798
7.875% 8/15/19	8,387	9,100
8.25% 2/15/21	6,144	6,036
Tekni-Plex, Inc. 9.75% 6/1/19 (h)	1,830	1,958
		53,236
Diversified Financial Services - 6.8%
CIT Group, Inc.:
4.25% 8/15/17	4,470	4,559
4.75% 2/15/15 (h)	7,330	7,587
5% 8/15/22	3,555	3,679
5.25% 3/15/18	4,965	5,275
5.375% 5/15/20	4,400	4,686
5.5% 2/15/19 (h)	8,075	8,610
Eileme 2 AB 11.625% 1/31/20 (h)	3,165	3,545
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
8% 1/15/18	6,435	6,918
8% 1/15/18 (h)	1,610	1,731
International Lease Finance Corp.:
4.875% 4/1/15	2,440	2,525
5.25% 1/10/13	4,093	4,119
5.625% 9/20/13	10,655	10,961
5.65% 6/1/14	351	368
5.75% 5/15/16	6,040	6,387
5.875% 5/1/13	7,975	8,144
5.875% 4/1/19	7,250	7,681
6.25% 5/15/19	7,845	8,455
6.625% 11/15/13	10,401	10,869
7.125% 9/1/18 (h)	10,309	12,087
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
8.625% 9/15/15	$ 2,342	$ 2,623
8.625% 1/15/22	5,000	6,044
Penson Worldwide, Inc. 12.5% 5/15/17 (h)	2,274	506
Reliance Intermediate Holdings LP 9.5% 12/15/19 (h)	4,970	5,678
		133,037
Diversified Media - 1.7%
Checkout Holding Corp. 0% 11/15/15 (h)	8,700	5,177
Clear Channel Worldwide Holdings, Inc.:
7.625% 3/15/20	900	848
7.625% 3/15/20	6,300	6,001
Lamar Media Corp.:
5.875% 2/1/22	800	848
7.875% 4/15/18	1,810	1,993
Liberty Media Corp.:
8.25% 2/1/30	469	502
8.5% 7/15/29	529	569
National CineMedia LLC:
6% 4/15/22 (h)	4,035	4,257
7.875% 7/15/21	2,050	2,216
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20 (h)	2,905	2,890
7.75% 10/15/18	4,395	4,911
11.625% 2/1/14	1,424	1,598
WMG Acquisition Corp.:
6% 1/15/21 (h)	755	760
9.5% 6/15/16	800	879
		33,449
Electric Utilities - 6.9%
Atlantic Power Corp. 9% 11/15/18	2,525	2,740
Calpine Corp. 7.875% 1/15/23 (h)	9,306	10,237
Energy Future Holdings Corp. 10% 1/15/20	8,903	9,615
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
10% 12/1/20	6,332	7,092
11% 10/1/21	10,347	10,450
11.75% 3/1/22 (h)	26,495	25,899
Everest Acquisition LLC / Everest Acquisition Finance, Inc.:
6.875% 5/1/19 (h)	2,390	2,575
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Everest Acquisition LLC / Everest Acquisition Finance, Inc.: - continued
9.375% 5/1/20 (h)	$ 7,455	$ 8,256
GenOn Energy, Inc.:
9.5% 10/15/18	795	906
9.875% 10/15/20	2,640	2,963
InterGen NV 9% 6/30/17 (h)	7,834	7,423
Mirant Americas Generation LLC:
8.5% 10/1/21	10,565	11,516
9.125% 5/1/31	2,645	2,777
NRG Energy, Inc. 6.625% 3/15/23 (h)	5,105	5,258
Puget Energy, Inc.:
5.625% 7/15/22 (h)	6,125	6,657
6% 9/1/21	3,305	3,714
6.5% 12/15/20	1,935	2,207
RRI Energy, Inc. 7.625% 6/15/14	3,035	3,247
The AES Corp. 7.375% 7/1/21	2,400	2,682
TXU Corp.:
5.55% 11/15/14	7,735	4,486
6.5% 11/15/24	5,691	2,234
6.55% 11/15/34	4,295	1,632
		134,566
Energy - 6.8%
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	1,260	1,348
7% 5/20/22	2,700	2,909
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 8.75% 6/15/18	6,060	6,484
ATP Oil & Gas Corp. 11.875% 5/1/15 (d)	8,350	1,253
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19	1,265	1,293
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (h)	1,440	1,429
Edgen Murray Corp. 8.75% 11/1/20 (h)	1,880	1,866
El Paso Energy Corp. 7.75% 1/15/32	1,399	1,670
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22 (h)	1,440	1,487
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19	2,515	2,647
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	2,435	2,350
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Forest Oil Corp.:
7.25% 6/15/19	$ 2,665	$ 2,705
7.5% 9/15/20 (h)	2,830	2,894
Gulfmark Offshore, Inc. 6.375% 3/15/22 (h)	560	582
Halcon Resources Corp. 8.875% 5/15/21 (h)(j)	1,680	1,705
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (h)	2,147	2,228
Kodiak Oil & Gas Corp. 8.125% 12/1/19 (h)	2,010	2,181
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (h)	5,910	5,910
6.5% 5/15/19	2,740	2,767
8.625% 4/15/20	6,212	6,794
Markwest Energy Partners LP/Markwest Energy Finance Corp. 5.5% 2/15/23	995	1,042
MRC Global, Inc. 9.5% 12/15/16	4,404	4,761
Offshore Group Investment Ltd.:
7.5% 11/1/19 (h)	11,570	11,454
11.5% 8/1/15	3,729	4,111
Oil States International, Inc. 6.5% 6/1/19	2,140	2,274
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20 (h)	6,855	7,198
Petroleum Development Corp. 12% 2/15/18	5,637	6,162
Precision Drilling Corp.:
6.5% 12/15/21	495	523
6.625% 11/15/20	2,205	2,348
Pride International, Inc. 6.875% 8/15/20	1,839	2,364
QR Energy LP/QRE Finance Corp. 9.25% 8/1/20 (h)	1,735	1,800
RDS Ultra-Deepwater Ltd. 11.875% 3/15/17 (h)	2,175	2,452
Regency Energy Partners LP/Regency Energy Finance Corp. 5.5% 4/15/23	2,440	2,544
Sabine Pass LNG LP 6.5% 11/1/20 (h)	2,835	2,878
SandRidge Energy, Inc. 7.5% 3/15/21 (h)	1,455	1,517
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	1,324	1,377
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22 (h)	1,150	1,228
Tesoro Corp.:
4.25% 10/1/17	1,255	1,302
5.375% 10/1/22	1,415	1,475
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875% 10/1/20 (h)	425	440
Unit Corp. 6.625% 5/15/21 (h)	7,190	7,388
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Venoco, Inc. 11.5% 10/1/17	$ 5,041	$ 5,091
Western Refining, Inc. 11.25% 6/15/17 (h)	7,100	7,828
		132,059
Entertainment/Film - 0.1%
Cinemark USA, Inc. 7.375% 6/15/21	1,085	1,196
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 8.25% 12/15/17 (h)	1,320	1,469
		2,665
Environmental - 0.4%
Covanta Holding Corp.:
6.375% 10/1/22	1,990	2,166
7.25% 12/1/20	2,684	2,979
Tervita Corp. 9.75% 11/1/19 (h)	2,050	2,030
		7,175
Food & Drug Retail - 1.5%
Bi-Lo LLC/Bi-Lo Finance Corp. 9.25% 2/15/19 (h)	1,700	1,785
Nutritional Sourcing Corp. 10.125% 8/1/09 (d)	7,424	0
Petco Holdings, Inc. 8.5% 10/15/17 pay-in-kind (h)	975	980
Rite Aid Corp.:
7.5% 3/1/17	5,844	5,997
9.25% 3/15/20	2,090	2,132
9.5% 6/15/17	12,514	12,796
10.375% 7/15/16	5,000	5,275
		28,965
Food/Beverage/Tobacco - 0.2%
Constellation Brands, Inc. 4.625% 3/1/23	1,100	1,122
Post Holdings, Inc. 7.375% 2/15/22 (h)	2,370	2,530
		3,652
Gaming - 1.7%
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp. 8.375% 2/15/18 (h)	530	543
Caesars Operating Escrow LLC/Caesars Escrow Corp.:
8.5% 2/15/20 (h)	6,935	6,831
9% 2/15/20 (h)	2,865	2,872
Chester Downs & Marina LLC 9.25% 2/1/20 (h)	655	655
Graton Economic Development Authority 9.625% 9/1/19 (h)	1,730	1,842
MCE Finance Ltd. 10.25% 5/15/18	2,249	2,553
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
MGM Mirage, Inc.:
6.875% 4/1/16	$ 820	$ 851
8.625% 2/1/19 (h)	5,000	5,375
9% 3/15/20	2,258	2,518
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind	26	27
Pinnacle Entertainment, Inc. 7.75% 4/1/22	700	751
Station Casinos LLC 3.66% 6/18/18 (f)(h)	9,720	8,311
		33,129
Healthcare - 7.7%
American Renal Holdings, Inc. 8.375% 5/15/18	1,235	1,297
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19	4,441	4,674
Community Health Systems, Inc.:
5.125% 8/15/18	2,075	2,153
7.125% 7/15/20	2,080	2,200
DaVita, Inc.:
5.75% 8/15/22	1,970	2,059
6.625% 11/1/20	2,109	2,257
DJO Finance LLC/DJO Finance Corp.:
8.75% 3/15/18 (h)	225	242
9.875% 4/15/18 (h)	965	953
Fresenius Medical Care US Finance II, Inc. 6.5% 9/15/18 (h)	995	1,106
HCA Holdings, Inc. 7.75% 5/15/21	19,194	20,730
HCA, Inc.:
4.75% 5/1/23	4,475	4,481
5.875% 3/15/22	8,635	9,261
5.875% 5/1/23	4,215	4,278
6.5% 2/15/20	16,395	18,116
7.5% 2/15/22	5,095	5,706
9.875% 2/15/17	603	645
HealthSouth Corp. 5.75% 11/1/24	1,275	1,291
Hologic, Inc. 6.25% 8/1/20 (h)	2,380	2,523
IMS Health, Inc. 6% 11/1/20 (h)	1,175	1,196
Jaguar Holding Co. I 9.375% 10/15/17 pay-in-kind (h)	1,575	1,616
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.5% 12/1/19 (h)	745	840
Legend Acquisition Sub, Inc. 10.75% 8/15/20 (h)	4,780	4,637
Multiplan, Inc. 9.875% 9/1/18 (h)	4,604	5,064
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Omega Healthcare Investors, Inc.:
5.875% 3/15/24	$ 4,945	$ 5,341
6.75% 10/15/22	2,631	2,881
Radiation Therapy Services, Inc. 8.875% 1/15/17	4,665	4,513
Rotech Healthcare, Inc.:
10.5% 3/15/18	1,416	811
10.75% 10/15/15	1,218	1,188
Rural/Metro Corp. 10.125% 7/15/19 (h)	1,515	1,394
Sabra Health Care LP/Sabra Capital Corp.:
8.125% 11/1/18	905	975
8.125% 11/1/18 (h)	1,435	1,543
Sky Growth Acquisition Corp. 7.375% 10/15/20 (h)	735	731
Teleflex, Inc. 6.875% 6/1/19	2,515	2,691
Tenet Healthcare Corp.:
4.75% 6/1/20 (h)	1,665	1,653
6.75% 2/1/20 (h)	1,800	1,787
8.875% 7/1/19	4,434	4,977
Valeant Pharmaceuticals International:
6.375% 10/15/20 (h)	2,380	2,505
6.75% 8/15/21 (h)	460	489
7% 10/1/20 (h)	1,105	1,189
7.25% 7/15/22 (h)	315	341
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.:
7.75% 2/1/19	2,151	2,226
7.75% 2/1/19 (h)	4,855	5,025
Vanguard Health Systems, Inc. 0% 2/1/16	216	151
VPI Escrow Corp. 6.375% 10/15/20 (h)	4,280	4,505
VWR Funding, Inc. 7.25% 9/15/17 (h)	4,375	4,452
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (h)	1,770	1,646
		150,339
Homebuilders/Real Estate - 0.8%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	1,214	1,313
K. Hovnanian Enterprises, Inc.:
7.25% 10/15/20 (h)	5,420	5,745
9.125% 11/15/20 (h)	2,710	2,832
KB Home:
7.5% 9/15/22	3,130	3,388
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Homebuilders/Real Estate - continued
KB Home: - continued
8% 3/15/20	$ 625	$ 697
Realogy Corp. 9% 1/15/20 (h)	1,775	1,995
		15,970
Hotels - 0.1%
Choice Hotels International, Inc. 5.75% 7/1/22	615	672
Host Hotels & Resorts LP 4.75% 3/1/23	2,095	2,231
		2,903
Insurance - 0.7%
Hub International Ltd. 8.125% 10/15/18 (h)	2,845	2,930
Prudential Financial, Inc. 5.875% 9/15/42 (k)	8,325	8,762
USI Holdings Corp. 9.75% 5/15/15 (h)	1,100	1,117
		12,809
Leisure - 0.1%
FGI Operating Co. LLC/FGI Finance, Inc. 7.875% 5/1/20 (h)	965	1,042
Metals/Mining - 1.4%
Alpha Natural Resources, Inc.:
6% 6/1/19	2,610	2,271
6.25% 6/1/21	2,510	2,190
American Rock Salt Co. LLC/American Rock Capital Corp. 8.25% 5/1/18 (h)	3,355	3,053
Boart Longyear Management Pty Ltd. 7% 4/1/21 (h)	1,215	1,230
Calcipar SA 6.875% 5/1/18 (h)	1,070	1,075
FMG Resources (August 2006) Pty Ltd.:
6% 4/1/17 (h)	2,730	2,594
6.375% 2/1/16 (h)	5,072	5,072
6.875% 4/1/22 (h)	2,735	2,571
7% 11/1/15 (h)	2,885	2,914
New Gold, Inc. 7% 4/15/20 (h)	530	560
Penn Virginia Resource Partners LP/Penn Virginia Finance Corp. 8.375% 6/1/20 (h)	1,605	1,685
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (h)	1,857	1,857
		27,072
Paper - 0.6%
Boise Cascade LLC/Boise Cascade Finance Corp. 6.375% 11/1/20 (h)	575	582
Sappi Papier Holding GmbH 6.625% 4/15/21 (h)	555	524
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Paper - continued
Verso Paper Holdings LLC/Verso Paper, Inc.:
11.75% 1/15/19 (h)	$ 7,195	$ 7,555
11.75% 1/15/19 (h)	3,750	2,438
		11,099
Publishing/Printing - 0.2%
Cenveo Corp. 7.875% 12/1/13	2,746	2,719
Sheridan Group, Inc. 12.5% 4/15/14	2,646	2,196
		4,915
Restaurants - 0.1%
Landry's Acquisition Co. 9.375% 5/1/20 (h)	1,350	1,431
Services - 0.9%
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (h)(k)	3,045	3,117
Audatex North America, Inc. 6.75% 6/15/18 (h)	4,770	5,116
Laureate Education, Inc. 9.25% 9/1/19 (h)(j)	4,030	3,970
Sotheby's 5.25% 10/1/22 (h)	3,040	3,086
TransUnion Holding Co., Inc.:
8.125% 6/15/18 pay-in-kind (h)	1,885	1,899
9.625% 6/15/18 pay-in-kind (k)	1,255	1,327
		18,515
Shipping - 0.8%
HDTFS, Inc.:
5.875% 10/15/20 (h)	1,845	1,863
6.25% 10/15/22 (h)	1,315	1,331
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	1,409	1,324
Navios Maritime Holdings, Inc.:
8.125% 2/15/19	2,489	2,253
8.875% 11/1/17	1,903	1,965
Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19	750	714
NESCO LLC/NESCO Holdings Corp. 11.75% 4/15/17 (h)	1,495	1,607
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19 (h)	1,475	1,495
Western Express, Inc. 12.5% 4/15/15 (h)	6,070	3,885
		16,437
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Steel - 0.2%
Aperam:
7.375% 4/1/16 (h)	$ 565	$ 486
7.75% 4/1/18 (h)	450	369
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9% 10/15/17 (h)	2,940	2,999
		3,854
Super Retail - 1.1%
Asbury Automotive Group, Inc.:
7.625% 3/15/17	710	734
8.375% 11/15/20	788	869
Burlington Coat Factory Warehouse Corp. 10% 2/15/19	1,940	2,141
Claire's Stores, Inc. 9% 3/15/19 (h)	7,515	7,872
Dollar General Corp. 4.125% 7/15/17	2,430	2,539
Jo-Ann Stores, Inc. 9.75% 10/15/19 pay-in-kind (h)(k)	1,940	1,906
Serta Simmons Holdings, LLC 8.125% 10/1/20 (h)	2,395	2,416
Sonic Automotive, Inc.:
7% 7/15/22 (h)	1,390	1,494
9% 3/15/18	1,274	1,389
		21,360
Technology - 3.9%
Avaya, Inc.:
7% 4/1/19 (h)	3,352	3,017
10.125% 11/1/15 pay-in-kind (k)	7,035	6,262
Ceridian Corp.:
8.875% 7/15/19 (h)	1,755	1,856
12.25% 11/15/15 pay-in-kind (k)	5,495	5,399
Emdeon, Inc. 11% 12/31/19	2,670	3,064
First Data Corp. 6.75% 11/1/20 (h)	10,125	10,125
Freescale Semiconductor, Inc. 10.125% 3/15/18 (h)	8,806	9,510
Infor US, Inc. 9.375% 4/1/19	1,155	1,271
Lucent Technologies, Inc.:
6.45% 3/15/29	14,789	9,354
6.5% 1/15/28	5,415	3,398
NCR Corp. 5% 7/15/22 (h)	1,775	1,815
Nuance Communications, Inc. 5.375% 8/15/20 (h)	1,040	1,061
NXP BV/NXP Funding LLC 9.75% 8/1/18 (h)	1,956	2,276
Spansion LLC:
7.875% 11/15/17	1,601	1,601
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Spansion LLC: - continued
11.25% 1/15/16 (d)(h)	$ 15,415	$ 879
SunGard Data Systems, Inc. 6.625% 11/1/19 (h)(j)	3,600	3,632
Viasystems, Inc. 7.875% 5/1/19 (h)	3,970	3,881
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19 (h)	5,210	5,431
13.375% 10/15/19 (h)	2,840	2,932
		76,764
Telecommunications - 7.3%
Broadview Networks Holdings, Inc. 11.375% 9/1/12 (d)	5,830	4,081
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (h)	535	542
Citizens Communications Co. 7.875% 1/15/27	4,949	4,986
Clearwire Communications LLC/Clearwire Finance, Inc.:
12% 12/1/15 (h)	1,523	1,622
14.75% 12/1/16 (h)	4,690	5,886
Clearwire Escrow Corp. 12% 12/1/15 (h)	8,612	9,129
Digicel Group Ltd.:
7% 2/15/20 (h)	425	446
8.25% 9/1/17 (h)	1,025	1,099
8.25% 9/30/20 (h)	6,645	7,143
10.5% 4/15/18 (h)	1,673	1,849
Eileme 1 AB 14.25% 8/15/20 pay-in-kind (h)	3,276	3,341
Frontier Communications Corp. 7.125% 1/15/23	3,340	3,557
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (h)	4,385	4,358
7.25% 4/1/19	10,665	11,438
7.5% 4/1/21	8,085	8,691
j2 Global, Inc. 8% 8/1/20 (h)	1,470	1,518
Level 3 Communications, Inc. 8.875% 6/1/19 (h)	695	731
Level 3 Financing, Inc. 7% 6/1/20 (h)	2,365	2,400
Nextel Communications, Inc.:
5.95% 3/15/14	95	95
7.375% 8/1/15	1,399	1,401
NII Capital Corp. 7.625% 4/1/21	3,836	3,030
Satelites Mexicanos SA de CV 9.5% 5/15/17	710	753
SBA Communications Corp. 5.625% 10/1/19 (h)	3,075	3,148
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Sprint Capital Corp.:
6.875% 11/15/28	$ 1,405	$ 1,437
6.9% 5/1/19	16,951	18,434
8.75% 3/15/32	470	555
Sprint Nextel Corp.:
6% 12/1/16	12,599	13,544
7% 8/15/20	9,540	10,470
9% 11/15/18 (h)	10,110	12,486
Telesat Canada/Telesat LLC 6% 5/15/17 (h)	1,145	1,194
Wind Acquisition Finance SA 7.25% 2/15/18 (h)	2,581	2,516
		141,880
Textiles & Apparel - 0.1%
Albea Beauty Holdings SA 8.375% 11/1/19 (h)	2,825	2,867
TOTAL NONCONVERTIBLE BONDS		1,314,305
TOTAL CORPORATE BONDS (Cost $1,294,688)		1,326,158
Common Stocks - 7.5%
	Shares
Automotive - 0.2%
Delphi Automotive PLC	123,822	3,893
General Motors Co. (a)	3,029	77
Motors Liquidation Co. GUC Trust (a)	39,254	783
		4,753
Banks & Thrifts - 0.3%
Capital Bank Financial Corp. Series A	300,000	5,259
Washington Mutual, Inc. (a)	505,500	0
WMI Holdings Corp. (a)	17,318	8
		5,267
Broadcasting - 0.0%
Gray Television, Inc. (a)	494,070	1,052
Chemicals - 0.3%
LyondellBasell Industries NV Class A	110,195	5,883
Diversified Financial Services - 0.3%
The Blackstone Group LP	350,000	5,376
Common Stocks - continued
	Shares	Value (000s)
Electric Utilities - 0.3%
The AES Corp.	502,509	$ 5,251
Energy - 0.9%
Edgen Group, Inc. Class A	329,254	2,506
Ocean Rig UDW, Inc. (United States) (a)	350,000	5,555
The Williams Companies, Inc.	90,000	3,149
Valero Energy Corp.	225,000	6,548
		17,758
Food/Beverage/Tobacco - 0.2%
Apollo Global Management LLC Class A	139,600	2,121
Tyson Foods, Inc. Class A	54,678	919
		3,040
Gaming - 0.6%
Las Vegas Sands Corp.	100,000	4,644
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	352,500	5,115
Station Holdco LLC (a)(l)(m)	1,531,479	2,358
Station Holdco LLC warrants 6/15/18 (a)(l)(m)	96,849	5
		12,122
Healthcare - 1.5%
Express Scripts Holding Co. (a)	265,000	16,308
Tenet Healthcare Corp. (a)	213,675	5,043
Universal Health Services, Inc. Class B	200,000	8,278
		29,629
Homebuilders/Real Estate - 0.0%
Realogy Holdings Corp.	10,400	370
Leisure - 0.4%
Town Sports International Holdings, Inc. (a)	584,202	7,361
Publishing/Printing - 0.0%
HMH Holdings, Inc.:
warrants 3/9/17 (a)(m)	182,417	0
warrants 6/22/19 (a)(m)	4,323	32
Restaurants - 0.3%
Dunkin' Brands Group, Inc. (g)	171,900	5,329
Technology - 2.0%
Cirrus Logic, Inc. (a)	183,000	7,459
Facebook, Inc. Class B (a)(m)	96,094	1,826
Flextronics International Ltd. (a)	1,097,300	6,331
Freescale Semiconductor Holdings I Ltd. (a)	161,900	1,447
JDA Software Group, Inc. (a)	265,784	10,137
Common Stocks - continued
	Shares	Value (000s)
Technology - continued
NXP Semiconductors NV (a)	286,511	$ 6,951
Xerox Corp.	710,000	4,572
		38,723
Telecommunications - 0.0%
Pendrell Corp. (a)	37,472	45
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Class B (a)(m)	42,253	307
Express, Inc. (a)	291,300	3,242
		3,549
TOTAL COMMON STOCKS (Cost $151,377)		145,540
Preferred Stocks - 5.0%

Convertible Preferred Stocks - 1.5%
Automotive - 0.5%
General Motors Co. 4.75%	210,800	8,563
Electric Utilities - 0.4%
PPL Corp.:
8.75%	96,400	5,219
9.50%	44,400	2,412
		7,631
Energy - 0.3%
Apache Corp. 6.00%	21,900	1,022
Chesapeake Energy Corp. Series A, 5.75% (h)	5,700	5,404
		6,426
Metals/Mining - 0.3%
AngloGold Ashanti Holdings Finance PLC 6.00%	159,100	6,432
TOTAL CONVERTIBLE PREFERRED STOCKS		29,052
Nonconvertible Preferred Stocks - 3.5%
Banks & Thrifts - 0.9%
Ally Financial, Inc. 7.00% (h)	16,214	15,565
U.S. Bancorp Series F, 6.50%	59,998	1,774
		17,339
Consumer Products - 1.2%
Revlon, Inc. Series A 12.75%	4,464,520	24,287
Diversified Financial Services - 1.0%
Affiliated Managers Group, Inc. 6.375%	34,699	889
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
Diversified Financial Services - continued
Discover Financial Services Series B, 6.50%	180,183	$ 4,505
GMAC Capital Trust I Series 2, 8.125%	557,547	14,574
		19,968
Homebuilders/Real Estate - 0.4%
Annaly Capital Management, Inc. Series D, 7.50% (a)	311,314	7,923
TOTAL NONCONVERTIBLE PREFERRED STOCKS		69,517
TOTAL PREFERRED STOCKS (Cost $149,574)		98,569
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (h) (Cost $2,783)	253,000	2,439
Floating Rate Loans - 13.6%
		Principal Amount (000s)(e)
Air Transportation - 0.3%
US Airways Group, Inc. term loan 2.711% 3/23/14 (k)		$ 6,753	6,584
Broadcasting - 0.2%
Univision Communications, Inc. term loan 4.462% 3/31/17 (k)		3,739	3,683
Building Materials - 0.1%
HD Supply, Inc. Tranche B 1LN, term loan 7.25% 10/12/17 (k)		2,424	2,497
Cable TV - 0.3%
Atlantic Broadband Holdings I, LLC Tranche B, term loan 4.5% 9/12/19 (k)		260	262
WideOpenWest Finance LLC Tranche B, term loan 6.25% 7/17/18 (k)		5,431	5,472
			5,734
Chemicals - 0.0%
PL Propylene LLC Tranche B, term loan 7% 3/27/17 (k)		393	401
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Diversified Financial Services - 0.4%
AlixPartners LLP Tranche 2LN, term loan 10.75% 12/29/19 (k)		$ 8,085	$ 8,186
Fly Funding II Sarl Tranche B, term loan 6.75% 8/8/18 (k)		325	326
			8,512
Diversified Media - 0.0%
WMG Acquisition Corp. Tranche B, term loan 5.25% 10/31/18 (k)		205	205
Electric Utilities - 1.1%
Calpine Corp. Tranche B 3LN, term loan 4.5% 10/9/19 (k)		4,000	4,010
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7489% 10/10/17 (k)		27,469	17,958
			21,968
Energy - 0.7%
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (k)		3,400	3,404
Crestwood Holdings Partners LLC Tranche B, term loan 9.75% 3/26/18 (k)		2,553	2,591
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (k)		2,474	2,486
MRC Global, Inc. Tranche B, term loan 6.25% 10/21/19 (k)		3,595	3,591
Panda Sherman Power, LLC term loan 9% 9/14/18 (k)		845	849
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (k)		535	540
			13,461
Entertainment/Film - 0.0%
Livent, Inc. Tranche A, term loan 18% 1/15/49 pay-in-kind (a)	CAD	337	337
Environmental - 0.1%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (k)		1,075	1,088
Food & Drug Retail - 0.5%
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (k)		8,781	8,847
Gaming - 0.6%
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (k)		980	1,000
Harrah's Entertainment, Inc.:
Tranche B-6, term loan 5.4607% 1/28/18 (k)		6,565	5,859
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Gaming - continued
Harrah's Entertainment, Inc.: - continued
Tranche B4, term loan 9.5% 10/31/16 (k)		$ 3,424	$ 3,519
NP Opco, LLC Tranche B, term loan 5.5% 9/28/19 (k)		840	841
			11,219
Healthcare - 0.4%
Genesis HealthCare Corp. Tranche B, term loan 4% 9/27/17 (k)		4,885	4,690
Par Pharmaceutical Companies, Inc. Tranche B, term loan 5% 9/28/19 (k)		2,710	2,703
			7,393
Homebuilders/Real Estate - 1.1%
Realogy Corp.:
Credit-Linked Deposit 4.4643% 10/10/16 (k)		2,315	2,297
term loan 4.464% 10/10/16 (k)		18,646	18,600
			20,897
Insurance - 1.0%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (k)		8,199	8,261
Tranche 2nd LN, term loan 9% 5/24/19 (k)		5,457	5,655
Tranche B-1 1LN, term loan 4.75% 7/23/17 (k)		2,045	2,058
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (k)		4,225	4,479
			20,453
Leisure - 0.2%
Town Sports International LLC Tranche B, term loan 5.75% 5/11/18 (k)		4,522	4,579
Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 11/8/14 (d)		8,620	86
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Publishing Co. term loan 7.25% 5/22/18 (k)		274	276
Restaurants - 0.2%
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (k)		3,910	3,949
Steel - 0.3%
Essar Steel Algoma, Inc. term loan 8.75% 9/20/14 (k)		660	663
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (k)		4,715	4,697
			5,360
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Super Retail - 0.6%
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (k)		$ 510	$ 516
Tranche 2LN, term loan 9.75% 3/26/20 (k)		230	236
Davids Bridal, Inc. Tranche B, term loan 5% 10/11/19 (k)		2,070	2,062
Serta Simmons Holdings, LLC Tranche B, term loan 5.4334% 10/1/19 (k)		2,880	2,873
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (k)		6,781	6,790
			12,477
Technology - 2.4%
Avaya, Inc. term loan 3.1769% 10/27/14 (k)		5,239	5,082
First Data Corp. term loan 4.2107% 3/24/18 (k)		26,220	25,138
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (k)		279	277
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/24/20 (k)		3,275	3,275
Tranche B 1LN, term loan 5.5% 10/24/19 (k)		1,820	1,820
Lawson Software, Inc. Tranche B 2LN, term loan 5.25% 4/5/18 (k)		3,510	3,545
NXP BV:
term loan 4.5% 3/4/17 (k)		2,809	2,837
Tranche A6, term loan 5.25% 3/19/19 (k)		3,860	3,899
			45,873
Telecommunications - 3.1%
Cricket Communications, Inc. Tranche B, term loan 4.75% 10/10/19 (k)		420	421
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (k)		15,149	14,088
Genesys SA Tranche B, term loan 6.75% 1/31/19 (k)		672	681
Intelsat Jackson Holdings SA Tranche B, term loan 4.5% 4/2/18 (k)		2,305	2,322
Level 3 Financing, Inc. Tranche B 2LN, term loan 4.75% 8/1/19 (k)		8,835	8,879
Telesat Holding, Inc. Tranche B, term loan 4.25% 3/28/19 (k)		2,749	2,755
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind		$ 18,789	$ 18,994
term loan 6.875% 8/11/15		11,702	11,867
			60,007
TOTAL FLOATING RATE LOANS (Cost $271,481)			265,886
Preferred Securities - 0.3%

Diversified Financial Services - 0.3%
Citigroup, Inc. 5.95% (i)(k) (Cost $4,815)	4,815	4,965
Money Market Funds - 5.4%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	105,707,086	105,707
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	450,850	451
TOTAL MONEY MARKET FUNDS (Cost $106,158)		106,158
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,980,876)		1,949,715
NET OTHER ASSETS (LIABILITIES) - 0.3%		4,982
NET ASSETS - 100%		$ 1,954,697
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g) Security or a portion of the security is on loan at period end.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $573,412,000 or 29.3% of net assets.

(i) Security is perpetual in nature with no stated maturity date.
(j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(l) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,528,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 2,403
HMH Holdings, Inc. warrants 3/9/17	3/9/10	$ 52
HMH Holdings, Inc. warrants 6/22/19	6/22/12	$ 8
Station Holdco LLC	6/17/11	$ 1,450
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 3,945
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 193
Fidelity Securities Lending Cash Central Fund	22
Total	$ 215
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 42,761	$ 40,059	$ -	$ 2,702
Consumer Staples	25,206	919	-	24,287
Energy	21,678	16,274	5,404	-
Financials	58,364	38,294	20,070	-
Health Care	29,629	29,629	-	-
Industrials	2,551	2,551	-	-
Information Technology	38,723	36,897	1,826	-
Materials	12,315	12,315	-	-
Utilities	12,882	7,663	5,219	-
Corporate Bonds	1,326,158	-	1,325,278	880
Investment Companies	2,439	-	2,439	-
Floating Rate Loans	265,886	-	265,549	337
Preferred Securities	4,965	-	4,965	-
Money Market Funds	106,158	106,158	-	-
Total Investments in Securities:	$ 1,949,715	$ 290,759	$ 1,630,750	$ 28,206
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$ 25,180
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(893)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 24,287
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (893)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 10,763
Total Realized Gain (Loss)	(3,967)
Total Unrealized Gain (Loss)	8,146
Cost of Purchases	337
Proceeds of Sales	(9,001)
Amortization/Accretion	8
Transfers in to Level 3	35
Transfers out of Level 3	(2,402)
Ending Balance	$ 3,919
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ 1,126

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.6%
Luxembourg	1.8%
Cayman Islands	1.6%
Netherlands	1.5%
Canada	1.1%
Australia	1.0%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $440) - See accompanying schedule: Unaffiliated issuers (cost $1,874,718)	$ 1,843,557
Fidelity Central Funds (cost $106,158)	106,158
Total Investments (cost $1,980,876)		$ 1,949,715
Cash		8,598
Receivable for investments sold		16,884
Receivable for fund shares sold		2,173
Dividends receivable		523
Interest receivable		27,917
Distributions receivable from Fidelity Central Funds		22
Other receivables		81
Total assets		2,005,913

Liabilities
Payable to custodian bank	$ 6,043
Payable for investments purchased Regular delivery	28,196
Delayed delivery	9,324
Payable for fund shares redeemed	3,685
Distributions payable	1,704
Accrued management fee	937
Distribution and service plan fees payable	433
Other affiliated payables	320
Other payables and accrued expenses	123
Collateral on securities loaned, at value	451
Total liabilities		51,216

Net Assets		$ 1,954,697
Net Assets consist of:
Paid in capital		$ 2,466,013
Undistributed net investment income		36,414
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(516,569)
Net unrealized appreciation (depreciation) on investments		(31,161)
Net Assets		$ 1,954,697

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($705,082 ÷ 69,045.7 shares)	$ 10.21

Maximum offering price per share (100/96.00 of $10.21)	$ 10.64
Class T: Net Asset Value and redemption price per share ($546,650 ÷ 53,271.0 shares)	$ 10.26

Maximum offering price per share (100/96.00 of $10.26)	$ 10.69
Class B: Net Asset Value and offering price per share($27,776 ÷ 2,737.8 shares)A	$ 10.15

Class C: Net Asset Value and offering price per share($179,987 ÷ 17,654.6 shares)A	$ 10.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($495,202 ÷ 51,332.5 shares)	$ 9.65
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 8,855
Interest		129,048
Income from Fidelity Central Funds		215
Total income		138,118

Expenses
Management fee	$ 10,837
Transfer agent fees	3,148
Distribution and service plan fees	5,010
Accounting and security lending fees	635
Custodian fees and expenses	38
Independent trustees' compensation	13
Registration fees	120
Audit	78
Legal	26
Miscellaneous	19
Total expenses before reductions	19,924
Expense reductions	(54)	19,870
Net investment income (loss)		118,248
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,371
Foreign currency transactions	(16)
Total net realized gain (loss)		8,355
Change in net unrealized appreciation (depreciation) on investment securities		118,310
Net gain (loss)		126,665
Net increase (decrease) in net assets resulting from operations		$ 244,913

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 118,248	$ 142,952
Net realized gain (loss)	8,355	204,011
Change in net unrealized appreciation (depreciation)	118,310	(207,014)
Net increase (decrease) in net assets resulting from operations	244,913	139,949
Distributions to shareholders from net investment income	(127,820)	(166,513)
Share transactions - net increase (decrease)	(65,223)	(1,013,925)
Redemption fees	323	946
Total increase (decrease) in net assets	52,193	(1,039,543)

Net Assets
Beginning of period	1,902,504	2,942,047
End of period (including undistributed net investment income of $36,414 and undistributed net investment income of $47,488, respectively)	$ 1,954,697	$ 1,902,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.59	$ 9.87	$ 8.60	$ 6.44	$ 10.70
Income from Investment Operations
Net investment income (loss) C	.607	.593	.650	.587	.712
Net realized and unrealized gain (loss)	.658	(.238)	1.185	2.033	(4.326)
Total from investment operations	1.265	.355	1.835	2.620	(3.614)
Distributions from net investment income	(.647)	(.639)	(.550)	(.465)	(.650)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.647)	(.639)	(.570)	(.465)	(.650)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.21	$ 9.59	$ 9.87	$ 8.60	$ 6.44
Total Return A,B	13.78%	3.57%	22.06%	43.51%	(35.41)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.03%	1.03%	1.03%	1.07%	1.07%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.07%	1.07%
Expenses net of all reductions	1.03%	1.03%	1.03%	1.07%	1.07%
Net investment income (loss)	6.18%	5.93%	7.03%	8.68%	7.64%
Supplemental Data
Net assets, end of period (in millions)	$ 705	$ 659	$ 722	$ 703	$ 519
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 9.92	$ 8.64	$ 6.47	$ 10.74
Income from Investment Operations
Net investment income (loss) C	.610	.597	.653	.586	.722
Net realized and unrealized gain (loss)	.656	(.241)	1.193	2.046	(4.344)
Total from investment operations	1.266	.356	1.846	2.632	(3.622)
Distributions from net investment income	(.648)	(.640)	(.551)	(.467)	(.652)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.648)	(.640)	(.571)	(.467)	(.652)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.26	$ 9.64	$ 9.92	$ 8.64	$ 6.47
Total Return A,B	13.72%	3.56%	22.09%	43.50%	(35.36)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.02%	1.02%	1.02%	1.05%	1.04%
Expenses net of fee waivers, if any	1.02%	1.02%	1.02%	1.05%	1.04%
Expenses net of all reductions	1.02%	1.02%	1.02%	1.05%	1.04%
Net investment income (loss)	6.19%	5.94%	7.04%	8.70%	7.67%
Supplemental Data
Net assets, end of period (in millions)	$ 547	$ 543	$ 645	$ 678	$ 542
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 9.82	$ 8.56	$ 6.41	$ 10.65
Income from Investment Operations
Net investment income (loss) C	.532	.519	.581	.532	.652
Net realized and unrealized gain (loss)	.663	(.245)	1.180	2.033	(4.309)
Total from investment operations	1.195	.274	1.761	2.565	(3.657)
Distributions from net investment income	(.577)	(.568)	(.486)	(.420)	(.587)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.577)	(.568)	(.506)	(.420)	(.587)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.15	$ 9.53	$ 9.82	$ 8.56	$ 6.41
Total Return A,B	13.06%	2.75%	21.20%	42.62%	(35.83)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.75%	1.75%	1.74%	1.76%	1.77%
Expenses net of fee waivers, if any	1.75%	1.75%	1.74%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.74%	1.74%	1.75%	1.75%
Net investment income (loss)	5.46%	5.21%	6.32%	8.00%	6.96%
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 38	$ 52	$ 65	$ 59
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.58	$ 9.86	$ 8.59	$ 6.44	$ 10.69
Income from Investment Operations
Net investment income (loss) C	.533	.518	.581	.536	.645
Net realized and unrealized gain (loss)	.649	(.237)	1.186	2.025	(4.318)
Total from investment operations	1.182	.281	1.767	2.561	(3.673)
Distributions from net investment income	(.574)	(.565)	(.482)	(.416)	(.581)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.574)	(.565)	(.502)	(.416)	(.581)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.19	$ 9.58	$ 9.86	$ 8.59	$ 6.44
Total Return A,B	12.85%	2.81%	21.20%	42.32%	(35.83)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.77%	1.77%	1.81%	1.81%
Expenses net of fee waivers, if any	1.78%	1.77%	1.77%	1.81%	1.81%
Expenses net of all reductions	1.77%	1.77%	1.77%	1.81%	1.81%
Net investment income (loss)	5.44%	5.19%	6.29%	7.94%	6.90%
Supplemental Data
Net assets, end of period (in millions)	$ 180	$ 164	$ 186	$ 185	$ 131
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 9.40	$ 8.22	$ 6.18	$ 10.29
Income from Investment Operations
Net investment income (loss) B	.598	.595	.642	.570	.701
Net realized and unrealized gain (loss)	.623	(.233)	1.128	1.949	(4.140)
Total from investment operations	1.221	.362	1.770	2.519	(3.439)
Distributions from net investment income	(.673)	(.666)	(.575)	(.484)	(.675)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.673)	(.666)	(.595)	(.484)	(.675)
Redemption fees added to paid in capital B	.002	.004	.005	.005	.004
Net asset value, end of period	$ 9.65	$ 9.10	$ 9.40	$ 8.22	$ 6.18
Total Return A	14.07%	3.83%	22.33%	43.81%	(35.17)%
Ratios to Average Net Assets C,E
Expenses before reductions	.78%	.77%	.78%	.81%	.80%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.81%	.80%
Expenses net of all reductions	.78%	.77%	.78%	.81%	.80%
Net investment income (loss)	6.44%	6.19%	7.28%	8.94%	7.91%
Supplemental Data
Net assets, end of period (in millions)	$ 495	$ 498	$ 1,336	$ 1,245	$ 1,190
Portfolio turnover rate D	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/12	Valuation Technique(s)	Unobservable Input	Range	Weighted Average
Common Stocks	$ 2,670,504	Discounted cash flow Market comparable Expected distribution	Discount rate EV/EBITDA multiple Recovery rate	20% 6.23 0%	20% 6.23 0%
Corporate Bonds	$ 879,921	Market comparable Expected distribution	Transaction price Recovery rate	$0.01 0% - 5.7%	$0.01 5.7%
Floating Rate Loans	$ 337,037	Market comparable	Transaction price	$100.13	$100.13
Preferred Stocks	$ 24,286,989	Market comparable	Yield	7.72%	7.72%

For the unobservable inputs listed in the table above, a significant increase in discount rates or yields could result in a significant decrease to the fair value measurement. A significant increase in EV/EBITDA multiples, recovery rates or transaction prices could result in a significant increase to the fair value measurement.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, partnerships, defaulted bonds, market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 134,835
Gross unrealized depreciation	(150,199)
Net unrealized appreciation (depreciation) on securities and other investments	$ (15,364)

Tax Cost	$ 1,965,079

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,634
Capital loss carryforward	$ (516,144)
Net unrealized appreciation (depreciation)	$ (15,364)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (4,443)
2017	(511,701)
Total capital loss carryforward	$ (516,144)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 127,820	$ 166,513

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,168,911 and $1,212,473, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,671	$ 30
Class T	-%	.25%	1,344	14
Class B	.65%	.25%	296	214
Class C	.75%	.25%	1,699	167
			$ 5,010	$ 425

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50
Class T	14
Class B*	41
Class C*	10
$ 115

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,120.17
Class T	844.16
Class B	78.24
Class C	277.16
Institutional Class	829.16
	$ 3,148

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $53 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 43,912	$ 46,354
Class T	35,499	39,316
Class B	2,022	2,708
Class C	9,907	10,342
Institutional Class	36,480	67,793
Total	$ 127,820	$ 166,513

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	18,603	19,681	$ 182,841	$ 198,507
Reinvestment of distributions	3,559	3,599	34,515	35,909
Shares redeemed	(21,765)	(27,768)	(211,896)	(277,447)
Net increase (decrease)	397	(4,488)	$ 5,460	$ (43,031)
Class T
Shares sold	7,732	9,921	$ 75,969	$ 99,643
Reinvestment of distributions	3,085	3,282	30,041	32,888
Shares redeemed	(13,930)	(21,905)	(136,475)	(220,231)
Net increase (decrease)	(3,113)	(8,702)	$ (30,465)	$ (87,700)
Class B
Shares sold	142	382	$ 1,376	$ 3,817
Reinvestment of distributions	150	186	1,439	1,848
Shares redeemed	(1,550)	(1,880)	(15,097)	(18,681)
Net increase (decrease)	(1,258)	(1,312)	$ (12,282)	$ (13,016)
Class C
Shares sold	2,938	3,021	$ 28,899	$ 30,336
Reinvestment of distributions	724	716	6,996	7,129
Shares redeemed	(3,160)	(5,455)	(30,892)	(54,167)
Net increase (decrease)	502	(1,718)	$ 5,003	$ (16,702)
Institutional Class
Shares sold	13,530	30,116	$ 125,150	$ 289,031
Reinvestment of distributions	3,034	5,723	27,883	54,282
Shares redeemed	(19,981)	(123,280) A	(185,972)	(1,196,789) A
Net increase (decrease)	(3,417)	(87,441)	$ (32,939)	$ (853,476)

A Amount includes in-kind redemptions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Advantage Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/10/12	12/07/12	$0.127
Class T	12/10/12	12/07/12	$0.127
Class B	12/10/12	12/07/12	$0.127
Class C	12/10/12	12/07/12	$0.127

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $79,972,143 of distributions paid during the period January 1, 2012 to October 31, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class C was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

HY-UANN-1212
1.784750.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

High Income Advantage

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	14.07%	6.20%	13.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained 13.15% for the year ending October 31, 2012, according to The BofA Merrill LynchSM US High Yield Constrained Index. Worry about eurozone sovereign debt and weak global economic growth failed to restrain the asset class amid favorable supply/demand technicals - with investors attracted to its yields in a very low interest rate environment - accommodative Federal Reserve monetary policy, plentiful liquidity and a low default rate. High-yield bonds stalled in November before advancing strongly from December through February, then modestly declined from March through May. The tide shifted in June, though, with the sector rallying as Greece elected a pro-euro government and the Fed implemented a second round of "Operation Twist" to buoy economic growth. In July, soft corporate earnings and weak economic data were a concern, but the market was supported by comments late in the month by European Central Bank (ECB) President Mario Draghi, who said the ECB would do "whatever it takes" to protect the eurozone from collapsing. In August, weak global economic growth was outweighed by anticipation of further monetary stimulus in the U.S. and abroad, which was announced in September by the Fed and the ECB, respectively. In October, high-yield bonds overcame lackluster corporate earnings and lower near-term expectations for U.S. economic growth to post a positive return.

Comments from Harley Lank, Portfolio Manager of Fidelity Advisor® High Income Advantage Fund: For the year ending October 31, 2012, the fund's Institutional Class shares returned 14.07%, outperforming the BofA Merrill Lynch index. Security selection in health care and gaming helped, as did positioning in banks/thrifts and energy. In terms of asset classes, the fund's allocation to high-yield bonds outperformed the index, as did an out-of-benchmark position in equities and our investments in non-convertible preferred stocks. Litigation proceeds received by the fund also meaningfully contributed. On the downside, the fund's modest cash position hurt in an up market. Additionally, security selection in technology, automotive/auto parts and textiles/apparel dampened relative results. Top individual contributors included bank/thrift Ally Financial Group, wireless telecommunications company Clearwire, regional gaming firm Station Casinos, chemicals company LyondellBasell Industries and timely ownership of oil/gas exploration and production (E&P) company Kodiak Oil & Gas. Conversely, technology firm Alcatel-Lucent detracted, as did E&P company ATP Oil & Gas, apparel retailer Express, General Motors and gold company AngloGold Ashanti. The last there securities mentioned were not part of the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.02%
Actual		$ 1,000.00	$ 1,054.50	$ 5.27
Hypothetical A		$ 1,000.00	$ 1,020.01	$ 5.18
Class T	1.01%
Actual		$ 1,000.00	$ 1,054.30	$ 5.22
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.13
Class B	1.74%
Actual		$ 1,000.00	$ 1,051.10	$ 8.97
Hypothetical A		$ 1,000.00	$ 1,016.39	$ 8.82
Class C	1.77%
Actual		$ 1,000.00	$ 1,049.70	$ 9.12
Hypothetical A		$ 1,000.00	$ 1,016.24	$ 8.97
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,055.90	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	4.0	3.8
GMAC LLC	2.8	2.7
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	2.2	3.1
HCA, Inc.	2.1	1.6
Ally Financial Inc.	1.9	1.3
	13.0
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	10.4	9.9
Healthcare	9.6	8.7
Energy	9.0	7.9
Diversified Financial Services	8.8	8.8
Electric Utilities	8.7	9.7
Quality Diversification (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
BBB 1.9%	BBB 0.3%
BB 18.1%	BB 16.9%
B 43.1%	B 42.1%
CCC,CC,C 15.3%	CCC,CC,C 17.4%
D 0.2%	D 0.3%
Not Rated 3.1%	Not Rated 2.2%
Equities 12.6%	Equities 14.6%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 6.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2012 *		As of April 30, 2012 **
	Nonconvertible Bonds 67.2%		Nonconvertible Bonds 67.3%
	Convertible Bonds, Preferred Stocks 5.6%		Convertible Bonds, Preferred Stocks 5.5%
	Common Stocks and Investment Companies 7.6%		Common Stocks and Investment Companies 9.7%
	Floating Rate Loans 13.6%		Floating Rate Loans 11.3%
	Other Investments 0.3%		Other Investments 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 5.7%		Short-Term Investments and Net Other Assets (Liabilities) 6.2%
* Foreign investments	10.4%	** Foreign investments	12.6%

† Amount represents less than 0.1%.

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Corporate Bonds - 67.8%
	Principal Amount (000s)(e)	Value (000s)
Convertible Bonds - 0.6%
Air Transportation - 0.2%
UAL Corp. 4.5% 6/30/21 (h)	$ 3,692	$ 3,485
Broadcasting - 0.0%
Mood Media Corp. 10% 10/31/15 (h)	38	43
Energy - 0.3%
Chesapeake Energy Corp. 2.75% 11/15/35	410	396
Headwaters, Inc. 2.5% 2/1/14	5,659	5,489
		5,885
Metals/Mining - 0.1%
Massey Energy Co. 3.25% 8/1/15	2,580	2,440
TOTAL CONVERTIBLE BONDS		11,853
Nonconvertible Bonds - 67.2%
Air Transportation - 0.6%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	984	1,048
3.5433% 6/2/13 (k)	4,897	4,872
7.339% 4/19/14	570	593
Continental Airlines, Inc. 9.25% 5/10/17	1,520	1,661
United Air Lines, Inc. 9.875% 8/1/13 (h)	1,158	1,180
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	2,807	3,223
		12,577
Automotive - 3.3%
ArvinMeritor, Inc. 8.125% 9/15/15	3,940	3,950
Continental Rubber of America Corp. 4.5% 9/15/19 (h)	1,240	1,243
Delphi Corp.:
5.875% 5/15/19	485	519
6.125% 5/15/21	2,540	2,807
Ford Motor Co. 6.625% 10/1/28	245	279
Ford Motor Credit Co. LLC:
4.25% 2/3/17	6,240	6,652
5.75% 2/1/21	3,274	3,741
5.875% 8/2/21	8,400	9,672
General Motors Acceptance Corp. 8% 11/1/31	3,665	4,365
General Motors Corp.:
6.75% 5/1/28 (d)	547	0
7.125% 7/15/13 (d)	1,583	0
7.2% 1/15/11 (d)	3,997	0
7.4% 9/1/25 (d)	273	0
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
General Motors Corp.: - continued
7.7% 4/15/16 (d)	$ 980	$ 0
8.25% 7/15/23 (d)	7,625	0
8.375% 7/15/33 (d)	23,416	0
General Motors Financial Co., Inc.:
4.75% 8/15/17 (h)	14,155	14,544
6.75% 6/1/18	10,220	11,395
International Automotive Components Group SA 9.125% 6/1/18 (h)	1,680	1,596
Tenneco, Inc. 6.875% 12/15/20	3,362	3,660
		64,423
Banks & Thrifts - 3.9%
Ally Financial, Inc.:
4.625% 6/26/15	3,970	4,124
5.5% 2/15/17	8,000	8,460
7.5% 9/15/20	4,150	4,892
8% 3/15/20	4,150	4,949
GMAC LLC:
8% 12/31/18	25,574	28,834
8% 11/1/31	21,582	25,629
Washington Mutual Bank 5.5% 1/15/13 (d)	10,000	1
		76,889
Broadcasting - 0.5%
AMC Networks, Inc. 7.75% 7/15/21	500	566
Clear Channel Communications, Inc.:
5.5% 9/15/14	6,735	6,297
5.5% 12/15/16	1,938	1,250
Mood Media Corp. 9.25% 10/15/20 (h)	2,340	2,369
		10,482
Building Materials - 1.1%
Associated Materials LLC 9.125% 11/1/17	1,809	1,786
CEMEX SA de CV 5.3623% 9/30/15 (h)(k)	4,305	4,211
HD Supply, Inc. 8.125% 4/15/19 (h)	4,460	4,906
Isabelle Acquisition Sub, Inc. 10% 11/15/18 pay-in-kind (h)(k)	520	560
Nortek, Inc. 8.5% 4/15/21 (h)	1,520	1,649
Ply Gem Industries, Inc. 8.25% 2/15/18	5,925	6,325
USG Corp. 7.875% 3/30/20 (h)	1,390	1,515
		20,952
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - 1.5%
Bresnan Broadband Holdings LLC 8% 12/15/18 (h)	$ 1,214	$ 1,305
Cablevision Systems Corp. 5.875% 9/15/22	4,760	4,724
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 13.5% 11/30/16	6,441	6,924
DISH DBS Corp.:
5.875% 7/15/22	4,240	4,447
6.75% 6/1/21	5,260	5,858
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.5% 3/15/19 (h)	705	776
UPCB Finance III Ltd. 6.625% 7/1/20 (h)	3,060	3,259
UPCB Finance VI Ltd. 6.875% 1/15/22 (h)	1,900	2,038
		29,331
Capital Goods - 0.1%
Anixter International, Inc. 5.625% 5/1/19	1,090	1,145
Briggs & Stratton Corp. 6.875% 12/15/20	1,285	1,388
		2,533
Chemicals - 0.9%
INEOS Group Holdings PLC 8.5% 2/15/16 (h)	5,260	5,076
Kinove German Bondco GmbH 9.625% 6/15/18 (h)	1,550	1,705
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (h)	5,165	5,049
Rockwood Specialties Group, Inc. 4.625% 10/15/20	3,760	3,873
TPC Group LLC 8.25% 10/1/17	1,189	1,296
		16,999
Consumer Products - 0.5%
Alphabet Holding Co., Inc. 7.75% 11/1/17 pay-in-kind (h)	2,360	2,384
Prestige Brands, Inc. 8.125% 2/1/20	335	374
Reddy Ice Corp. 11.25% 3/15/15	6,095	6,171
		8,929
Containers - 2.7%
ARD Finance SA 11.125% 6/1/18 pay-in-kind (h)	2,757	2,854
Ardagh Packaging Finance PLC:
7.375% 10/15/17 (h)	846	909
9.125% 10/15/20 (h)	3,369	3,537
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc.:
7.375% 10/15/17 (h)	480	516
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Containers - continued
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc.: - continued
9.125% 10/15/20 (h)	$ 1,045	$ 1,095
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (h)	875	932
Crown Americas LLC/Crown Americas Capital Corp. III 6.25% 2/1/21	2,954	3,260
Pretium Packaging LLC/Pretium Finance, Inc. 11.5% 4/1/16	4,480	4,592
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20 (h)	10,505	10,649
6.875% 2/15/21	7,339	7,798
7.875% 8/15/19	8,387	9,100
8.25% 2/15/21	6,144	6,036
Tekni-Plex, Inc. 9.75% 6/1/19 (h)	1,830	1,958
		53,236
Diversified Financial Services - 6.8%
CIT Group, Inc.:
4.25% 8/15/17	4,470	4,559
4.75% 2/15/15 (h)	7,330	7,587
5% 8/15/22	3,555	3,679
5.25% 3/15/18	4,965	5,275
5.375% 5/15/20	4,400	4,686
5.5% 2/15/19 (h)	8,075	8,610
Eileme 2 AB 11.625% 1/31/20 (h)	3,165	3,545
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
8% 1/15/18	6,435	6,918
8% 1/15/18 (h)	1,610	1,731
International Lease Finance Corp.:
4.875% 4/1/15	2,440	2,525
5.25% 1/10/13	4,093	4,119
5.625% 9/20/13	10,655	10,961
5.65% 6/1/14	351	368
5.75% 5/15/16	6,040	6,387
5.875% 5/1/13	7,975	8,144
5.875% 4/1/19	7,250	7,681
6.25% 5/15/19	7,845	8,455
6.625% 11/15/13	10,401	10,869
7.125% 9/1/18 (h)	10,309	12,087
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
8.625% 9/15/15	$ 2,342	$ 2,623
8.625% 1/15/22	5,000	6,044
Penson Worldwide, Inc. 12.5% 5/15/17 (h)	2,274	506
Reliance Intermediate Holdings LP 9.5% 12/15/19 (h)	4,970	5,678
		133,037
Diversified Media - 1.7%
Checkout Holding Corp. 0% 11/15/15 (h)	8,700	5,177
Clear Channel Worldwide Holdings, Inc.:
7.625% 3/15/20	900	848
7.625% 3/15/20	6,300	6,001
Lamar Media Corp.:
5.875% 2/1/22	800	848
7.875% 4/15/18	1,810	1,993
Liberty Media Corp.:
8.25% 2/1/30	469	502
8.5% 7/15/29	529	569
National CineMedia LLC:
6% 4/15/22 (h)	4,035	4,257
7.875% 7/15/21	2,050	2,216
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20 (h)	2,905	2,890
7.75% 10/15/18	4,395	4,911
11.625% 2/1/14	1,424	1,598
WMG Acquisition Corp.:
6% 1/15/21 (h)	755	760
9.5% 6/15/16	800	879
		33,449
Electric Utilities - 6.9%
Atlantic Power Corp. 9% 11/15/18	2,525	2,740
Calpine Corp. 7.875% 1/15/23 (h)	9,306	10,237
Energy Future Holdings Corp. 10% 1/15/20	8,903	9,615
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
10% 12/1/20	6,332	7,092
11% 10/1/21	10,347	10,450
11.75% 3/1/22 (h)	26,495	25,899
Everest Acquisition LLC / Everest Acquisition Finance, Inc.:
6.875% 5/1/19 (h)	2,390	2,575
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Everest Acquisition LLC / Everest Acquisition Finance, Inc.: - continued
9.375% 5/1/20 (h)	$ 7,455	$ 8,256
GenOn Energy, Inc.:
9.5% 10/15/18	795	906
9.875% 10/15/20	2,640	2,963
InterGen NV 9% 6/30/17 (h)	7,834	7,423
Mirant Americas Generation LLC:
8.5% 10/1/21	10,565	11,516
9.125% 5/1/31	2,645	2,777
NRG Energy, Inc. 6.625% 3/15/23 (h)	5,105	5,258
Puget Energy, Inc.:
5.625% 7/15/22 (h)	6,125	6,657
6% 9/1/21	3,305	3,714
6.5% 12/15/20	1,935	2,207
RRI Energy, Inc. 7.625% 6/15/14	3,035	3,247
The AES Corp. 7.375% 7/1/21	2,400	2,682
TXU Corp.:
5.55% 11/15/14	7,735	4,486
6.5% 11/15/24	5,691	2,234
6.55% 11/15/34	4,295	1,632
		134,566
Energy - 6.8%
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	1,260	1,348
7% 5/20/22	2,700	2,909
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 8.75% 6/15/18	6,060	6,484
ATP Oil & Gas Corp. 11.875% 5/1/15 (d)	8,350	1,253
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19	1,265	1,293
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (h)	1,440	1,429
Edgen Murray Corp. 8.75% 11/1/20 (h)	1,880	1,866
El Paso Energy Corp. 7.75% 1/15/32	1,399	1,670
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22 (h)	1,440	1,487
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19	2,515	2,647
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	2,435	2,350
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Forest Oil Corp.:
7.25% 6/15/19	$ 2,665	$ 2,705
7.5% 9/15/20 (h)	2,830	2,894
Gulfmark Offshore, Inc. 6.375% 3/15/22 (h)	560	582
Halcon Resources Corp. 8.875% 5/15/21 (h)(j)	1,680	1,705
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (h)	2,147	2,228
Kodiak Oil & Gas Corp. 8.125% 12/1/19 (h)	2,010	2,181
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (h)	5,910	5,910
6.5% 5/15/19	2,740	2,767
8.625% 4/15/20	6,212	6,794
Markwest Energy Partners LP/Markwest Energy Finance Corp. 5.5% 2/15/23	995	1,042
MRC Global, Inc. 9.5% 12/15/16	4,404	4,761
Offshore Group Investment Ltd.:
7.5% 11/1/19 (h)	11,570	11,454
11.5% 8/1/15	3,729	4,111
Oil States International, Inc. 6.5% 6/1/19	2,140	2,274
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20 (h)	6,855	7,198
Petroleum Development Corp. 12% 2/15/18	5,637	6,162
Precision Drilling Corp.:
6.5% 12/15/21	495	523
6.625% 11/15/20	2,205	2,348
Pride International, Inc. 6.875% 8/15/20	1,839	2,364
QR Energy LP/QRE Finance Corp. 9.25% 8/1/20 (h)	1,735	1,800
RDS Ultra-Deepwater Ltd. 11.875% 3/15/17 (h)	2,175	2,452
Regency Energy Partners LP/Regency Energy Finance Corp. 5.5% 4/15/23	2,440	2,544
Sabine Pass LNG LP 6.5% 11/1/20 (h)	2,835	2,878
SandRidge Energy, Inc. 7.5% 3/15/21 (h)	1,455	1,517
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	1,324	1,377
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22 (h)	1,150	1,228
Tesoro Corp.:
4.25% 10/1/17	1,255	1,302
5.375% 10/1/22	1,415	1,475
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875% 10/1/20 (h)	425	440
Unit Corp. 6.625% 5/15/21 (h)	7,190	7,388
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Venoco, Inc. 11.5% 10/1/17	$ 5,041	$ 5,091
Western Refining, Inc. 11.25% 6/15/17 (h)	7,100	7,828
		132,059
Entertainment/Film - 0.1%
Cinemark USA, Inc. 7.375% 6/15/21	1,085	1,196
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 8.25% 12/15/17 (h)	1,320	1,469
		2,665
Environmental - 0.4%
Covanta Holding Corp.:
6.375% 10/1/22	1,990	2,166
7.25% 12/1/20	2,684	2,979
Tervita Corp. 9.75% 11/1/19 (h)	2,050	2,030
		7,175
Food & Drug Retail - 1.5%
Bi-Lo LLC/Bi-Lo Finance Corp. 9.25% 2/15/19 (h)	1,700	1,785
Nutritional Sourcing Corp. 10.125% 8/1/09 (d)	7,424	0
Petco Holdings, Inc. 8.5% 10/15/17 pay-in-kind (h)	975	980
Rite Aid Corp.:
7.5% 3/1/17	5,844	5,997
9.25% 3/15/20	2,090	2,132
9.5% 6/15/17	12,514	12,796
10.375% 7/15/16	5,000	5,275
		28,965
Food/Beverage/Tobacco - 0.2%
Constellation Brands, Inc. 4.625% 3/1/23	1,100	1,122
Post Holdings, Inc. 7.375% 2/15/22 (h)	2,370	2,530
		3,652
Gaming - 1.7%
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp. 8.375% 2/15/18 (h)	530	543
Caesars Operating Escrow LLC/Caesars Escrow Corp.:
8.5% 2/15/20 (h)	6,935	6,831
9% 2/15/20 (h)	2,865	2,872
Chester Downs & Marina LLC 9.25% 2/1/20 (h)	655	655
Graton Economic Development Authority 9.625% 9/1/19 (h)	1,730	1,842
MCE Finance Ltd. 10.25% 5/15/18	2,249	2,553
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
MGM Mirage, Inc.:
6.875% 4/1/16	$ 820	$ 851
8.625% 2/1/19 (h)	5,000	5,375
9% 3/15/20	2,258	2,518
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind	26	27
Pinnacle Entertainment, Inc. 7.75% 4/1/22	700	751
Station Casinos LLC 3.66% 6/18/18 (f)(h)	9,720	8,311
		33,129
Healthcare - 7.7%
American Renal Holdings, Inc. 8.375% 5/15/18	1,235	1,297
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19	4,441	4,674
Community Health Systems, Inc.:
5.125% 8/15/18	2,075	2,153
7.125% 7/15/20	2,080	2,200
DaVita, Inc.:
5.75% 8/15/22	1,970	2,059
6.625% 11/1/20	2,109	2,257
DJO Finance LLC/DJO Finance Corp.:
8.75% 3/15/18 (h)	225	242
9.875% 4/15/18 (h)	965	953
Fresenius Medical Care US Finance II, Inc. 6.5% 9/15/18 (h)	995	1,106
HCA Holdings, Inc. 7.75% 5/15/21	19,194	20,730
HCA, Inc.:
4.75% 5/1/23	4,475	4,481
5.875% 3/15/22	8,635	9,261
5.875% 5/1/23	4,215	4,278
6.5% 2/15/20	16,395	18,116
7.5% 2/15/22	5,095	5,706
9.875% 2/15/17	603	645
HealthSouth Corp. 5.75% 11/1/24	1,275	1,291
Hologic, Inc. 6.25% 8/1/20 (h)	2,380	2,523
IMS Health, Inc. 6% 11/1/20 (h)	1,175	1,196
Jaguar Holding Co. I 9.375% 10/15/17 pay-in-kind (h)	1,575	1,616
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.5% 12/1/19 (h)	745	840
Legend Acquisition Sub, Inc. 10.75% 8/15/20 (h)	4,780	4,637
Multiplan, Inc. 9.875% 9/1/18 (h)	4,604	5,064
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Omega Healthcare Investors, Inc.:
5.875% 3/15/24	$ 4,945	$ 5,341
6.75% 10/15/22	2,631	2,881
Radiation Therapy Services, Inc. 8.875% 1/15/17	4,665	4,513
Rotech Healthcare, Inc.:
10.5% 3/15/18	1,416	811
10.75% 10/15/15	1,218	1,188
Rural/Metro Corp. 10.125% 7/15/19 (h)	1,515	1,394
Sabra Health Care LP/Sabra Capital Corp.:
8.125% 11/1/18	905	975
8.125% 11/1/18 (h)	1,435	1,543
Sky Growth Acquisition Corp. 7.375% 10/15/20 (h)	735	731
Teleflex, Inc. 6.875% 6/1/19	2,515	2,691
Tenet Healthcare Corp.:
4.75% 6/1/20 (h)	1,665	1,653
6.75% 2/1/20 (h)	1,800	1,787
8.875% 7/1/19	4,434	4,977
Valeant Pharmaceuticals International:
6.375% 10/15/20 (h)	2,380	2,505
6.75% 8/15/21 (h)	460	489
7% 10/1/20 (h)	1,105	1,189
7.25% 7/15/22 (h)	315	341
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.:
7.75% 2/1/19	2,151	2,226
7.75% 2/1/19 (h)	4,855	5,025
Vanguard Health Systems, Inc. 0% 2/1/16	216	151
VPI Escrow Corp. 6.375% 10/15/20 (h)	4,280	4,505
VWR Funding, Inc. 7.25% 9/15/17 (h)	4,375	4,452
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (h)	1,770	1,646
		150,339
Homebuilders/Real Estate - 0.8%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	1,214	1,313
K. Hovnanian Enterprises, Inc.:
7.25% 10/15/20 (h)	5,420	5,745
9.125% 11/15/20 (h)	2,710	2,832
KB Home:
7.5% 9/15/22	3,130	3,388
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Homebuilders/Real Estate - continued
KB Home: - continued
8% 3/15/20	$ 625	$ 697
Realogy Corp. 9% 1/15/20 (h)	1,775	1,995
		15,970
Hotels - 0.1%
Choice Hotels International, Inc. 5.75% 7/1/22	615	672
Host Hotels & Resorts LP 4.75% 3/1/23	2,095	2,231
		2,903
Insurance - 0.7%
Hub International Ltd. 8.125% 10/15/18 (h)	2,845	2,930
Prudential Financial, Inc. 5.875% 9/15/42 (k)	8,325	8,762
USI Holdings Corp. 9.75% 5/15/15 (h)	1,100	1,117
		12,809
Leisure - 0.1%
FGI Operating Co. LLC/FGI Finance, Inc. 7.875% 5/1/20 (h)	965	1,042
Metals/Mining - 1.4%
Alpha Natural Resources, Inc.:
6% 6/1/19	2,610	2,271
6.25% 6/1/21	2,510	2,190
American Rock Salt Co. LLC/American Rock Capital Corp. 8.25% 5/1/18 (h)	3,355	3,053
Boart Longyear Management Pty Ltd. 7% 4/1/21 (h)	1,215	1,230
Calcipar SA 6.875% 5/1/18 (h)	1,070	1,075
FMG Resources (August 2006) Pty Ltd.:
6% 4/1/17 (h)	2,730	2,594
6.375% 2/1/16 (h)	5,072	5,072
6.875% 4/1/22 (h)	2,735	2,571
7% 11/1/15 (h)	2,885	2,914
New Gold, Inc. 7% 4/15/20 (h)	530	560
Penn Virginia Resource Partners LP/Penn Virginia Finance Corp. 8.375% 6/1/20 (h)	1,605	1,685
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (h)	1,857	1,857
		27,072
Paper - 0.6%
Boise Cascade LLC/Boise Cascade Finance Corp. 6.375% 11/1/20 (h)	575	582
Sappi Papier Holding GmbH 6.625% 4/15/21 (h)	555	524
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Paper - continued
Verso Paper Holdings LLC/Verso Paper, Inc.:
11.75% 1/15/19 (h)	$ 7,195	$ 7,555
11.75% 1/15/19 (h)	3,750	2,438
		11,099
Publishing/Printing - 0.2%
Cenveo Corp. 7.875% 12/1/13	2,746	2,719
Sheridan Group, Inc. 12.5% 4/15/14	2,646	2,196
		4,915
Restaurants - 0.1%
Landry's Acquisition Co. 9.375% 5/1/20 (h)	1,350	1,431
Services - 0.9%
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (h)(k)	3,045	3,117
Audatex North America, Inc. 6.75% 6/15/18 (h)	4,770	5,116
Laureate Education, Inc. 9.25% 9/1/19 (h)(j)	4,030	3,970
Sotheby's 5.25% 10/1/22 (h)	3,040	3,086
TransUnion Holding Co., Inc.:
8.125% 6/15/18 pay-in-kind (h)	1,885	1,899
9.625% 6/15/18 pay-in-kind (k)	1,255	1,327
		18,515
Shipping - 0.8%
HDTFS, Inc.:
5.875% 10/15/20 (h)	1,845	1,863
6.25% 10/15/22 (h)	1,315	1,331
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	1,409	1,324
Navios Maritime Holdings, Inc.:
8.125% 2/15/19	2,489	2,253
8.875% 11/1/17	1,903	1,965
Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19	750	714
NESCO LLC/NESCO Holdings Corp. 11.75% 4/15/17 (h)	1,495	1,607
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19 (h)	1,475	1,495
Western Express, Inc. 12.5% 4/15/15 (h)	6,070	3,885
		16,437
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Steel - 0.2%
Aperam:
7.375% 4/1/16 (h)	$ 565	$ 486
7.75% 4/1/18 (h)	450	369
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9% 10/15/17 (h)	2,940	2,999
		3,854
Super Retail - 1.1%
Asbury Automotive Group, Inc.:
7.625% 3/15/17	710	734
8.375% 11/15/20	788	869
Burlington Coat Factory Warehouse Corp. 10% 2/15/19	1,940	2,141
Claire's Stores, Inc. 9% 3/15/19 (h)	7,515	7,872
Dollar General Corp. 4.125% 7/15/17	2,430	2,539
Jo-Ann Stores, Inc. 9.75% 10/15/19 pay-in-kind (h)(k)	1,940	1,906
Serta Simmons Holdings, LLC 8.125% 10/1/20 (h)	2,395	2,416
Sonic Automotive, Inc.:
7% 7/15/22 (h)	1,390	1,494
9% 3/15/18	1,274	1,389
		21,360
Technology - 3.9%
Avaya, Inc.:
7% 4/1/19 (h)	3,352	3,017
10.125% 11/1/15 pay-in-kind (k)	7,035	6,262
Ceridian Corp.:
8.875% 7/15/19 (h)	1,755	1,856
12.25% 11/15/15 pay-in-kind (k)	5,495	5,399
Emdeon, Inc. 11% 12/31/19	2,670	3,064
First Data Corp. 6.75% 11/1/20 (h)	10,125	10,125
Freescale Semiconductor, Inc. 10.125% 3/15/18 (h)	8,806	9,510
Infor US, Inc. 9.375% 4/1/19	1,155	1,271
Lucent Technologies, Inc.:
6.45% 3/15/29	14,789	9,354
6.5% 1/15/28	5,415	3,398
NCR Corp. 5% 7/15/22 (h)	1,775	1,815
Nuance Communications, Inc. 5.375% 8/15/20 (h)	1,040	1,061
NXP BV/NXP Funding LLC 9.75% 8/1/18 (h)	1,956	2,276
Spansion LLC:
7.875% 11/15/17	1,601	1,601
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Spansion LLC: - continued
11.25% 1/15/16 (d)(h)	$ 15,415	$ 879
SunGard Data Systems, Inc. 6.625% 11/1/19 (h)(j)	3,600	3,632
Viasystems, Inc. 7.875% 5/1/19 (h)	3,970	3,881
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19 (h)	5,210	5,431
13.375% 10/15/19 (h)	2,840	2,932
		76,764
Telecommunications - 7.3%
Broadview Networks Holdings, Inc. 11.375% 9/1/12 (d)	5,830	4,081
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (h)	535	542
Citizens Communications Co. 7.875% 1/15/27	4,949	4,986
Clearwire Communications LLC/Clearwire Finance, Inc.:
12% 12/1/15 (h)	1,523	1,622
14.75% 12/1/16 (h)	4,690	5,886
Clearwire Escrow Corp. 12% 12/1/15 (h)	8,612	9,129
Digicel Group Ltd.:
7% 2/15/20 (h)	425	446
8.25% 9/1/17 (h)	1,025	1,099
8.25% 9/30/20 (h)	6,645	7,143
10.5% 4/15/18 (h)	1,673	1,849
Eileme 1 AB 14.25% 8/15/20 pay-in-kind (h)	3,276	3,341
Frontier Communications Corp. 7.125% 1/15/23	3,340	3,557
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (h)	4,385	4,358
7.25% 4/1/19	10,665	11,438
7.5% 4/1/21	8,085	8,691
j2 Global, Inc. 8% 8/1/20 (h)	1,470	1,518
Level 3 Communications, Inc. 8.875% 6/1/19 (h)	695	731
Level 3 Financing, Inc. 7% 6/1/20 (h)	2,365	2,400
Nextel Communications, Inc.:
5.95% 3/15/14	95	95
7.375% 8/1/15	1,399	1,401
NII Capital Corp. 7.625% 4/1/21	3,836	3,030
Satelites Mexicanos SA de CV 9.5% 5/15/17	710	753
SBA Communications Corp. 5.625% 10/1/19 (h)	3,075	3,148
Corporate Bonds - continued
	Principal Amount (000s)(e)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Sprint Capital Corp.:
6.875% 11/15/28	$ 1,405	$ 1,437
6.9% 5/1/19	16,951	18,434
8.75% 3/15/32	470	555
Sprint Nextel Corp.:
6% 12/1/16	12,599	13,544
7% 8/15/20	9,540	10,470
9% 11/15/18 (h)	10,110	12,486
Telesat Canada/Telesat LLC 6% 5/15/17 (h)	1,145	1,194
Wind Acquisition Finance SA 7.25% 2/15/18 (h)	2,581	2,516
		141,880
Textiles & Apparel - 0.1%
Albea Beauty Holdings SA 8.375% 11/1/19 (h)	2,825	2,867
TOTAL NONCONVERTIBLE BONDS		1,314,305
TOTAL CORPORATE BONDS (Cost $1,294,688)		1,326,158
Common Stocks - 7.5%
	Shares
Automotive - 0.2%
Delphi Automotive PLC	123,822	3,893
General Motors Co. (a)	3,029	77
Motors Liquidation Co. GUC Trust (a)	39,254	783
		4,753
Banks & Thrifts - 0.3%
Capital Bank Financial Corp. Series A	300,000	5,259
Washington Mutual, Inc. (a)	505,500	0
WMI Holdings Corp. (a)	17,318	8
		5,267
Broadcasting - 0.0%
Gray Television, Inc. (a)	494,070	1,052
Chemicals - 0.3%
LyondellBasell Industries NV Class A	110,195	5,883
Diversified Financial Services - 0.3%
The Blackstone Group LP	350,000	5,376
Common Stocks - continued
	Shares	Value (000s)
Electric Utilities - 0.3%
The AES Corp.	502,509	$ 5,251
Energy - 0.9%
Edgen Group, Inc. Class A	329,254	2,506
Ocean Rig UDW, Inc. (United States) (a)	350,000	5,555
The Williams Companies, Inc.	90,000	3,149
Valero Energy Corp.	225,000	6,548
		17,758
Food/Beverage/Tobacco - 0.2%
Apollo Global Management LLC Class A	139,600	2,121
Tyson Foods, Inc. Class A	54,678	919
		3,040
Gaming - 0.6%
Las Vegas Sands Corp.	100,000	4,644
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	352,500	5,115
Station Holdco LLC (a)(l)(m)	1,531,479	2,358
Station Holdco LLC warrants 6/15/18 (a)(l)(m)	96,849	5
		12,122
Healthcare - 1.5%
Express Scripts Holding Co. (a)	265,000	16,308
Tenet Healthcare Corp. (a)	213,675	5,043
Universal Health Services, Inc. Class B	200,000	8,278
		29,629
Homebuilders/Real Estate - 0.0%
Realogy Holdings Corp.	10,400	370
Leisure - 0.4%
Town Sports International Holdings, Inc. (a)	584,202	7,361
Publishing/Printing - 0.0%
HMH Holdings, Inc.:
warrants 3/9/17 (a)(m)	182,417	0
warrants 6/22/19 (a)(m)	4,323	32
Restaurants - 0.3%
Dunkin' Brands Group, Inc. (g)	171,900	5,329
Technology - 2.0%
Cirrus Logic, Inc. (a)	183,000	7,459
Facebook, Inc. Class B (a)(m)	96,094	1,826
Flextronics International Ltd. (a)	1,097,300	6,331
Freescale Semiconductor Holdings I Ltd. (a)	161,900	1,447
JDA Software Group, Inc. (a)	265,784	10,137
Common Stocks - continued
	Shares	Value (000s)
Technology - continued
NXP Semiconductors NV (a)	286,511	$ 6,951
Xerox Corp.	710,000	4,572
		38,723
Telecommunications - 0.0%
Pendrell Corp. (a)	37,472	45
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Class B (a)(m)	42,253	307
Express, Inc. (a)	291,300	3,242
		3,549
TOTAL COMMON STOCKS (Cost $151,377)		145,540
Preferred Stocks - 5.0%

Convertible Preferred Stocks - 1.5%
Automotive - 0.5%
General Motors Co. 4.75%	210,800	8,563
Electric Utilities - 0.4%
PPL Corp.:
8.75%	96,400	5,219
9.50%	44,400	2,412
		7,631
Energy - 0.3%
Apache Corp. 6.00%	21,900	1,022
Chesapeake Energy Corp. Series A, 5.75% (h)	5,700	5,404
		6,426
Metals/Mining - 0.3%
AngloGold Ashanti Holdings Finance PLC 6.00%	159,100	6,432
TOTAL CONVERTIBLE PREFERRED STOCKS		29,052
Nonconvertible Preferred Stocks - 3.5%
Banks & Thrifts - 0.9%
Ally Financial, Inc. 7.00% (h)	16,214	15,565
U.S. Bancorp Series F, 6.50%	59,998	1,774
		17,339
Consumer Products - 1.2%
Revlon, Inc. Series A 12.75%	4,464,520	24,287
Diversified Financial Services - 1.0%
Affiliated Managers Group, Inc. 6.375%	34,699	889
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
Diversified Financial Services - continued
Discover Financial Services Series B, 6.50%	180,183	$ 4,505
GMAC Capital Trust I Series 2, 8.125%	557,547	14,574
		19,968
Homebuilders/Real Estate - 0.4%
Annaly Capital Management, Inc. Series D, 7.50% (a)	311,314	7,923
TOTAL NONCONVERTIBLE PREFERRED STOCKS		69,517
TOTAL PREFERRED STOCKS (Cost $149,574)		98,569
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (h) (Cost $2,783)	253,000	2,439
Floating Rate Loans - 13.6%
		Principal Amount (000s)(e)
Air Transportation - 0.3%
US Airways Group, Inc. term loan 2.711% 3/23/14 (k)		$ 6,753	6,584
Broadcasting - 0.2%
Univision Communications, Inc. term loan 4.462% 3/31/17 (k)		3,739	3,683
Building Materials - 0.1%
HD Supply, Inc. Tranche B 1LN, term loan 7.25% 10/12/17 (k)		2,424	2,497
Cable TV - 0.3%
Atlantic Broadband Holdings I, LLC Tranche B, term loan 4.5% 9/12/19 (k)		260	262
WideOpenWest Finance LLC Tranche B, term loan 6.25% 7/17/18 (k)		5,431	5,472
			5,734
Chemicals - 0.0%
PL Propylene LLC Tranche B, term loan 7% 3/27/17 (k)		393	401
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Diversified Financial Services - 0.4%
AlixPartners LLP Tranche 2LN, term loan 10.75% 12/29/19 (k)		$ 8,085	$ 8,186
Fly Funding II Sarl Tranche B, term loan 6.75% 8/8/18 (k)		325	326
			8,512
Diversified Media - 0.0%
WMG Acquisition Corp. Tranche B, term loan 5.25% 10/31/18 (k)		205	205
Electric Utilities - 1.1%
Calpine Corp. Tranche B 3LN, term loan 4.5% 10/9/19 (k)		4,000	4,010
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7489% 10/10/17 (k)		27,469	17,958
			21,968
Energy - 0.7%
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (k)		3,400	3,404
Crestwood Holdings Partners LLC Tranche B, term loan 9.75% 3/26/18 (k)		2,553	2,591
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (k)		2,474	2,486
MRC Global, Inc. Tranche B, term loan 6.25% 10/21/19 (k)		3,595	3,591
Panda Sherman Power, LLC term loan 9% 9/14/18 (k)		845	849
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (k)		535	540
			13,461
Entertainment/Film - 0.0%
Livent, Inc. Tranche A, term loan 18% 1/15/49 pay-in-kind (a)	CAD	337	337
Environmental - 0.1%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (k)		1,075	1,088
Food & Drug Retail - 0.5%
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (k)		8,781	8,847
Gaming - 0.6%
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (k)		980	1,000
Harrah's Entertainment, Inc.:
Tranche B-6, term loan 5.4607% 1/28/18 (k)		6,565	5,859
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Gaming - continued
Harrah's Entertainment, Inc.: - continued
Tranche B4, term loan 9.5% 10/31/16 (k)		$ 3,424	$ 3,519
NP Opco, LLC Tranche B, term loan 5.5% 9/28/19 (k)		840	841
			11,219
Healthcare - 0.4%
Genesis HealthCare Corp. Tranche B, term loan 4% 9/27/17 (k)		4,885	4,690
Par Pharmaceutical Companies, Inc. Tranche B, term loan 5% 9/28/19 (k)		2,710	2,703
			7,393
Homebuilders/Real Estate - 1.1%
Realogy Corp.:
Credit-Linked Deposit 4.4643% 10/10/16 (k)		2,315	2,297
term loan 4.464% 10/10/16 (k)		18,646	18,600
			20,897
Insurance - 1.0%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (k)		8,199	8,261
Tranche 2nd LN, term loan 9% 5/24/19 (k)		5,457	5,655
Tranche B-1 1LN, term loan 4.75% 7/23/17 (k)		2,045	2,058
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (k)		4,225	4,479
			20,453
Leisure - 0.2%
Town Sports International LLC Tranche B, term loan 5.75% 5/11/18 (k)		4,522	4,579
Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 11/8/14 (d)		8,620	86
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Publishing Co. term loan 7.25% 5/22/18 (k)		274	276
Restaurants - 0.2%
Landry's Restaurants, Inc. Tranche B, term loan 6.5% 4/24/18 (k)		3,910	3,949
Steel - 0.3%
Essar Steel Algoma, Inc. term loan 8.75% 9/20/14 (k)		660	663
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (k)		4,715	4,697
			5,360
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Super Retail - 0.6%
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 5.75% 9/26/19 (k)		$ 510	$ 516
Tranche 2LN, term loan 9.75% 3/26/20 (k)		230	236
Davids Bridal, Inc. Tranche B, term loan 5% 10/11/19 (k)		2,070	2,062
Serta Simmons Holdings, LLC Tranche B, term loan 5.4334% 10/1/19 (k)		2,880	2,873
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (k)		6,781	6,790
			12,477
Technology - 2.4%
Avaya, Inc. term loan 3.1769% 10/27/14 (k)		5,239	5,082
First Data Corp. term loan 4.2107% 3/24/18 (k)		26,220	25,138
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (k)		279	277
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/24/20 (k)		3,275	3,275
Tranche B 1LN, term loan 5.5% 10/24/19 (k)		1,820	1,820
Lawson Software, Inc. Tranche B 2LN, term loan 5.25% 4/5/18 (k)		3,510	3,545
NXP BV:
term loan 4.5% 3/4/17 (k)		2,809	2,837
Tranche A6, term loan 5.25% 3/19/19 (k)		3,860	3,899
			45,873
Telecommunications - 3.1%
Cricket Communications, Inc. Tranche B, term loan 4.75% 10/10/19 (k)		420	421
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (k)		15,149	14,088
Genesys SA Tranche B, term loan 6.75% 1/31/19 (k)		672	681
Intelsat Jackson Holdings SA Tranche B, term loan 4.5% 4/2/18 (k)		2,305	2,322
Level 3 Financing, Inc. Tranche B 2LN, term loan 4.75% 8/1/19 (k)		8,835	8,879
Telesat Holding, Inc. Tranche B, term loan 4.25% 3/28/19 (k)		2,749	2,755
Floating Rate Loans - continued
		Principal Amount (000s)(e)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind		$ 18,789	$ 18,994
term loan 6.875% 8/11/15		11,702	11,867
			60,007
TOTAL FLOATING RATE LOANS (Cost $271,481)			265,886
Preferred Securities - 0.3%

Diversified Financial Services - 0.3%
Citigroup, Inc. 5.95% (i)(k) (Cost $4,815)	4,815	4,965
Money Market Funds - 5.4%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	105,707,086	105,707
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	450,850	451
TOTAL MONEY MARKET FUNDS (Cost $106,158)		106,158
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,980,876)		1,949,715
NET OTHER ASSETS (LIABILITIES) - 0.3%		4,982
NET ASSETS - 100%		$ 1,954,697
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g) Security or a portion of the security is on loan at period end.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $573,412,000 or 29.3% of net assets.

(i) Security is perpetual in nature with no stated maturity date.
(j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(l) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,528,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 2,403
HMH Holdings, Inc. warrants 3/9/17	3/9/10	$ 52
HMH Holdings, Inc. warrants 6/22/19	6/22/12	$ 8
Station Holdco LLC	6/17/11	$ 1,450
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 3,945
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 193
Fidelity Securities Lending Cash Central Fund	22
Total	$ 215
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 42,761	$ 40,059	$ -	$ 2,702
Consumer Staples	25,206	919	-	24,287
Energy	21,678	16,274	5,404	-
Financials	58,364	38,294	20,070	-
Health Care	29,629	29,629	-	-
Industrials	2,551	2,551	-	-
Information Technology	38,723	36,897	1,826	-
Materials	12,315	12,315	-	-
Utilities	12,882	7,663	5,219	-
Corporate Bonds	1,326,158	-	1,325,278	880
Investment Companies	2,439	-	2,439	-
Floating Rate Loans	265,886	-	265,549	337
Preferred Securities	4,965	-	4,965	-
Money Market Funds	106,158	106,158	-	-
Total Investments in Securities:	$ 1,949,715	$ 290,759	$ 1,630,750	$ 28,206
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$ 25,180
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(893)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 24,287
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ (893)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 10,763
Total Realized Gain (Loss)	(3,967)
Total Unrealized Gain (Loss)	8,146
Cost of Purchases	337
Proceeds of Sales	(9,001)
Amortization/Accretion	8
Transfers in to Level 3	35
Transfers out of Level 3	(2,402)
Ending Balance	$ 3,919
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2012	$ 1,126

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.6%
Luxembourg	1.8%
Cayman Islands	1.6%
Netherlands	1.5%
Canada	1.1%
Australia	1.0%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $440) - See accompanying schedule: Unaffiliated issuers (cost $1,874,718)	$ 1,843,557
Fidelity Central Funds (cost $106,158)	106,158
Total Investments (cost $1,980,876)		$ 1,949,715
Cash		8,598
Receivable for investments sold		16,884
Receivable for fund shares sold		2,173
Dividends receivable		523
Interest receivable		27,917
Distributions receivable from Fidelity Central Funds		22
Other receivables		81
Total assets		2,005,913

Liabilities
Payable to custodian bank	$ 6,043
Payable for investments purchased Regular delivery	28,196
Delayed delivery	9,324
Payable for fund shares redeemed	3,685
Distributions payable	1,704
Accrued management fee	937
Distribution and service plan fees payable	433
Other affiliated payables	320
Other payables and accrued expenses	123
Collateral on securities loaned, at value	451
Total liabilities		51,216

Net Assets		$ 1,954,697
Net Assets consist of:
Paid in capital		$ 2,466,013
Undistributed net investment income		36,414
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(516,569)
Net unrealized appreciation (depreciation) on investments		(31,161)
Net Assets		$ 1,954,697

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($705,082 ÷ 69,045.7 shares)	$ 10.21

Maximum offering price per share (100/96.00 of $10.21)	$ 10.64
Class T: Net Asset Value and redemption price per share ($546,650 ÷ 53,271.0 shares)	$ 10.26

Maximum offering price per share (100/96.00 of $10.26)	$ 10.69
Class B: Net Asset Value and offering price per share($27,776 ÷ 2,737.8 shares)A	$ 10.15

Class C: Net Asset Value and offering price per share($179,987 ÷ 17,654.6 shares)A	$ 10.19

Institutional Class: Net Asset Value, offering price and redemption price per share ($495,202 ÷ 51,332.5 shares)	$ 9.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2012

Investment Income
Dividends		$ 8,855
Interest		129,048
Income from Fidelity Central Funds		215
Total income		138,118

Expenses
Management fee	$ 10,837
Transfer agent fees	3,148
Distribution and service plan fees	5,010
Accounting and security lending fees	635
Custodian fees and expenses	38
Independent trustees' compensation	13
Registration fees	120
Audit	78
Legal	26
Miscellaneous	19
Total expenses before reductions	19,924
Expense reductions	(54)	19,870
Net investment income (loss)		118,248
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,371
Foreign currency transactions	(16)
Total net realized gain (loss)		8,355
Change in net unrealized appreciation (depreciation) on investment securities		118,310
Net gain (loss)		126,665
Net increase (decrease) in net assets resulting from operations		$ 244,913

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 118,248	$ 142,952
Net realized gain (loss)	8,355	204,011
Change in net unrealized appreciation (depreciation)	118,310	(207,014)
Net increase (decrease) in net assets resulting from operations	244,913	139,949
Distributions to shareholders from net investment income	(127,820)	(166,513)
Share transactions - net increase (decrease)	(65,223)	(1,013,925)
Redemption fees	323	946
Total increase (decrease) in net assets	52,193	(1,039,543)

Net Assets
Beginning of period	1,902,504	2,942,047
End of period (including undistributed net investment income of $36,414 and undistributed net investment income of $47,488, respectively)	$ 1,954,697	$ 1,902,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.59	$ 9.87	$ 8.60	$ 6.44	$ 10.70
Income from Investment Operations
Net investment income (loss) C	.607	.593	.650	.587	.712
Net realized and unrealized gain (loss)	.658	(.238)	1.185	2.033	(4.326)
Total from investment operations	1.265	.355	1.835	2.620	(3.614)
Distributions from net investment income	(.647)	(.639)	(.550)	(.465)	(.650)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.647)	(.639)	(.570)	(.465)	(.650)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.21	$ 9.59	$ 9.87	$ 8.60	$ 6.44
Total Return A,B	13.78%	3.57%	22.06%	43.51%	(35.41)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.03%	1.03%	1.03%	1.07%	1.07%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.07%	1.07%
Expenses net of all reductions	1.03%	1.03%	1.03%	1.07%	1.07%
Net investment income (loss)	6.18%	5.93%	7.03%	8.68%	7.64%
Supplemental Data
Net assets, end of period (in millions)	$ 705	$ 659	$ 722	$ 703	$ 519
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.64	$ 9.92	$ 8.64	$ 6.47	$ 10.74
Income from Investment Operations
Net investment income (loss) C	.610	.597	.653	.586	.722
Net realized and unrealized gain (loss)	.656	(.241)	1.193	2.046	(4.344)
Total from investment operations	1.266	.356	1.846	2.632	(3.622)
Distributions from net investment income	(.648)	(.640)	(.551)	(.467)	(.652)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.648)	(.640)	(.571)	(.467)	(.652)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.26	$ 9.64	$ 9.92	$ 8.64	$ 6.47
Total Return A,B	13.72%	3.56%	22.09%	43.50%	(35.36)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.02%	1.02%	1.02%	1.05%	1.04%
Expenses net of fee waivers, if any	1.02%	1.02%	1.02%	1.05%	1.04%
Expenses net of all reductions	1.02%	1.02%	1.02%	1.05%	1.04%
Net investment income (loss)	6.19%	5.94%	7.04%	8.70%	7.67%
Supplemental Data
Net assets, end of period (in millions)	$ 547	$ 543	$ 645	$ 678	$ 542
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 9.82	$ 8.56	$ 6.41	$ 10.65
Income from Investment Operations
Net investment income (loss) C	.532	.519	.581	.532	.652
Net realized and unrealized gain (loss)	.663	(.245)	1.180	2.033	(4.309)
Total from investment operations	1.195	.274	1.761	2.565	(3.657)
Distributions from net investment income	(.577)	(.568)	(.486)	(.420)	(.587)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.577)	(.568)	(.506)	(.420)	(.587)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.15	$ 9.53	$ 9.82	$ 8.56	$ 6.41
Total Return A,B	13.06%	2.75%	21.20%	42.62%	(35.83)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.75%	1.75%	1.74%	1.76%	1.77%
Expenses net of fee waivers, if any	1.75%	1.75%	1.74%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.74%	1.74%	1.75%	1.75%
Net investment income (loss)	5.46%	5.21%	6.32%	8.00%	6.96%
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 38	$ 52	$ 65	$ 59
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.58	$ 9.86	$ 8.59	$ 6.44	$ 10.69
Income from Investment Operations
Net investment income (loss) C	.533	.518	.581	.536	.645
Net realized and unrealized gain (loss)	.649	(.237)	1.186	2.025	(4.318)
Total from investment operations	1.182	.281	1.767	2.561	(3.673)
Distributions from net investment income	(.574)	(.565)	(.482)	(.416)	(.581)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.574)	(.565)	(.502)	(.416)	(.581)
Redemption fees added to paid in capital C	.002	.004	.005	.005	.004
Net asset value, end of period	$ 10.19	$ 9.58	$ 9.86	$ 8.59	$ 6.44
Total Return A,B	12.85%	2.81%	21.20%	42.32%	(35.83)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.77%	1.77%	1.81%	1.81%
Expenses net of fee waivers, if any	1.78%	1.77%	1.77%	1.81%	1.81%
Expenses net of all reductions	1.77%	1.77%	1.77%	1.81%	1.81%
Net investment income (loss)	5.44%	5.19%	6.29%	7.94%	6.90%
Supplemental Data
Net assets, end of period (in millions)	$ 180	$ 164	$ 186	$ 185	$ 131
Portfolio turnover rate E	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 9.40	$ 8.22	$ 6.18	$ 10.29
Income from Investment Operations
Net investment income (loss) B	.598	.595	.642	.570	.701
Net realized and unrealized gain (loss)	.623	(.233)	1.128	1.949	(4.140)
Total from investment operations	1.221	.362	1.770	2.519	(3.439)
Distributions from net investment income	(.673)	(.666)	(.575)	(.484)	(.675)
Distributions from net realized gain	-	-	(.020)	-	-
Total distributions	(.673)	(.666)	(.595)	(.484)	(.675)
Redemption fees added to paid in capital B	.002	.004	.005	.005	.004
Net asset value, end of period	$ 9.65	$ 9.10	$ 9.40	$ 8.22	$ 6.18
Total Return A	14.07%	3.83%	22.33%	43.81%	(35.17)%
Ratios to Average Net Assets C,E
Expenses before reductions	.78%	.77%	.78%	.81%	.80%
Expenses net of fee waivers, if any	.78%	.77%	.78%	.81%	.80%
Expenses net of all reductions	.78%	.77%	.78%	.81%	.80%
Net investment income (loss)	6.44%	6.19%	7.28%	8.94%	7.91%
Supplemental Data
Net assets, end of period (in millions)	$ 495	$ 498	$ 1,336	$ 1,245	$ 1,190
Portfolio turnover rate D	66%	68%	53%	49%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/12	Valuation Technique(s)	Unobservable Input	Range	Weighted Average
Common Stocks	$ 2,670,504	Discounted cash flow Market comparable Expected distribution	Discount rate EV/EBITDA multiple Recovery rate	20% 6.23 0%	20% 6.23 0%
Corporate Bonds	$ 879,921	Market comparable Expected distribution	Transaction price Recovery rate	$0.01 0% - 5.7%	$0.01 5.7%
Floating Rate Loans	$ 337,037	Market comparable	Transaction price	$100.13	$100.13
Preferred Stocks	$ 24,286,989	Market comparable	Yield	7.72%	7.72%

For the unobservable inputs listed in the table above, a significant increase in discount rates or yields could result in a significant decrease to the fair value measurement. A significant increase in EV/EBITDA multiples, recovery rates or transaction prices could result in a significant increase to the fair value measurement.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, partnerships, defaulted bonds, market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 134,835
Gross unrealized depreciation	(150,199)
Net unrealized appreciation (depreciation) on securities and other investments	$ (15,364)

Tax Cost	$ 1,965,079

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,634
Capital loss carryforward	$ (516,144)
Net unrealized appreciation (depreciation)	$ (15,364)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (4,443)
2017	(511,701)
Total capital loss carryforward	$ (516,144)

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 127,820	$ 166,513

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,168,911 and $1,212,473, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,671	$ 30
Class T	-%	.25%	1,344	14
Class B	.65%	.25%	296	214
Class C	.75%	.25%	1,699	167
			$ 5,010	$ 425

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50
Class T	14
Class B*	41
Class C*	10
$ 115

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,120.17
Class T	844.16
Class B	78.24
Class C	277.16
Institutional Class	829.16
	$ 3,148

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $53 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 43,912	$ 46,354
Class T	35,499	39,316
Class B	2,022	2,708
Class C	9,907	10,342
Institutional Class	36,480	67,793
Total	$ 127,820	$ 166,513

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	18,603	19,681	$ 182,841	$ 198,507
Reinvestment of distributions	3,559	3,599	34,515	35,909
Shares redeemed	(21,765)	(27,768)	(211,896)	(277,447)
Net increase (decrease)	397	(4,488)	$ 5,460	$ (43,031)
Class T
Shares sold	7,732	9,921	$ 75,969	$ 99,643
Reinvestment of distributions	3,085	3,282	30,041	32,888
Shares redeemed	(13,930)	(21,905)	(136,475)	(220,231)
Net increase (decrease)	(3,113)	(8,702)	$ (30,465)	$ (87,700)
Class B
Shares sold	142	382	$ 1,376	$ 3,817
Reinvestment of distributions	150	186	1,439	1,848
Shares redeemed	(1,550)	(1,880)	(15,097)	(18,681)
Net increase (decrease)	(1,258)	(1,312)	$ (12,282)	$ (13,016)
Class C
Shares sold	2,938	3,021	$ 28,899	$ 30,336
Reinvestment of distributions	724	716	6,996	7,129
Shares redeemed	(3,160)	(5,455)	(30,892)	(54,167)
Net increase (decrease)	502	(1,718)	$ 5,003	$ (16,702)
Institutional Class
Shares sold	13,530	30,116	$ 125,150	$ 289,031
Reinvestment of distributions	3,034	5,723	27,883	54,282
Shares redeemed	(19,981)	(123,280) A	(185,972)	(1,196,789) A
Net increase (decrease)	(3,417)	(87,441)	$ (32,939)	$ (853,476)

A Amount includes in-kind redemptions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice Presidentof FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Advantage Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.127

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $79,972,143 of distributions paid during the period January 1, 2012 to October 31, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, Class B, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class C was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

HYI-UANN-1212
1.784751.109

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)†	7.37%	5.94%	8.55%
Class T (incl. 4.00% sales charge)†	7.35%	5.93%	8.49%
Class B (incl. contingent deferred sales charge) A	6.08%	5.80%	8.45%
Class C (incl. contingent deferred sales charge) B	10.03%	6.03%	8.14%

† The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 4.75% for Class A and 3.50% for Class T.

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class A on October 31, 2002, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained 13.15% for the year ending October 31, 2012, according to The BofA Merrill LynchSM US High Yield Constrained Index. Worry about eurozone sovereign debt and weak global economic growth failed to restrain the asset class amid favorable supply/demand technicals - with investors attracted to its yields in a very low interest rate environment - accommodative Federal Reserve monetary policy, plentiful liquidity and a low default rate. High-yield bonds stalled in November before advancing strongly from December through February, then modestly declined from March through May. The tide shifted in June, though, with the sector rallying as Greece elected a pro-euro government and the Fed implemented a second round of "Operation Twist" to buoy economic growth. In July, soft corporate earnings and weak economic data were a concern, but the market was supported by comments late in the month by European Central Bank (ECB) President Mario Draghi, who said the ECB would do "whatever it takes" to protect the eurozone from collapsing. In August, weak global economic growth was outweighed by anticipation of further monetary stimulus in the U.S. and abroad, which was announced in September by the Fed and the ECB, respectively. In October, high-yield bonds overcame lackluster corporate earnings and lower near-term expectations for U.S. economic growth to post a positive return.

Comments from Matthew Conti, Portfolio Manager of Fidelity Advisor® High Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 11.84%, 11.83%, 11.08% and 11.03%, respectively (excluding sales charges), underperforming the BofA Merrill Lynch index. The fund was hurt by its positioning in telecommunications and banks/thrifts, and by security selection in technology. The fund's cash position - mainly the short-term result of inflows and bond refinancings that took some time to reinvest - also dampened returns in an up market. Detractors included a short-duration position in wireless telecom provider Sprint Nextel, telecom equipment provider Alcatel-Lucent, an overweighting in Ford Motor Credit, not owning wireless spectrum company and index component Clearwire and an underweighting in auto financing bank Ally Financial. Conversely, security selection in utilities and energy helped, as did our positioning in homebuilders/real estate. Among the contributors were homebuilder Standard Pacific, casino operator MGM Mirage, a high-quality, limited-maturity positioning in Texas utility TXU, an overweighting in automaker Chrysler and not owning Kazakh bank and index constituent BTA Bank.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.02%
Actual		$ 1,000.00	$ 1,049.60	$ 5.26
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.18
Class T	1.06%
Actual		$ 1,000.00	$ 1,050.70	$ 5.46
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38
Class B	1.75%
Actual		$ 1,000.00	$ 1,045.90	$ 9.00
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class C	1.78%
Actual		$ 1,000.00	$ 1,045.80	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 9.02
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,051.60	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.7	2.2
Ford Motor Credit Co. LLC	2.7	3.0
MGM Mirage, Inc.	2.4	2.7
CCO Holdings LLC/CCO Holdings Capital Corp.	2.0	1.7
CIT Group, Inc.	1.9	2.3
	11.7
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.0	11.7
Automotive	7.1	7.6
Diversified Financial Services	6.7	7.1
Telecommunications	6.5	7.9
Electric Utilities	5.9	6.1
Quality Diversification (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
BBB 5.2%	BBB 1.6%
BB 27.2%	BB 31.2%
B 47.1%	B 47.7%
CCC,CC,C 10.0%	CCC,CC,C 10.6%
Not Rated 1.2%	Not Rated 1.3%
Equities 0.6%	Equities 0.5%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 7.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2012*		As of April 30, 2012**
	Nonconvertible Bonds 83.2%		Nonconvertible Bonds 84.7%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.4%
	Common Stocks 0.0%†		Common Stocks 0.1%
	Floating Rate Loans 7.5%		Floating Rate Loans 7.7%
	Short-Term Investments and Net Other Assets (Liabilities) 8.7%		Short-Term Investments and Net Other Assets (Liabilities) 7.1%
* Foreign investments	12.1%	** Foreign investments	14.0%
† Amount represents less than 0.1%

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.2%
	Principal Amount	Value
Aerospace - 0.3%
TransDigm, Inc. 5.5% 10/15/20 (d)	$ 2,985,000	$ 3,029,775
Air Transportation - 2.3%
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,327,772	1,447,271
6.25% 10/22/21	2,275,000	2,400,125
6.75% 9/15/15 (d)	5,315,000	5,567,463
Continental Airlines, Inc. 9.25% 5/10/17	1,669,534	1,823,966
Delta 2012-1B Pass Through Trust 6.875% 5/7/19 (d)	2,735,000	2,864,913
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,375,000	1,416,250
6.75% 11/23/15	1,375,000	1,412,813
8.021% 8/10/22	1,264,211	1,374,830
8.954% 8/10/14	1,071,720	1,091,868
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	384,654	408,233
United Air Lines, Inc. 9.875% 8/1/13 (d)	445,000	453,366
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	1,013,495	998,292
9.75% 1/15/17	1,335,532	1,533,191
12% 1/15/16 (d)	420,815	460,792
		23,253,373
Automotive - 6.1%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19	6,425,000	6,834,594
8.25% 6/15/21	5,235,000	5,575,275
Continental Rubber of America Corp. 4.5% 9/15/19 (d)	1,570,000	1,573,925
Dana Holding Corp.:
6.5% 2/15/19	985,000	1,026,863
6.75% 2/15/21	1,210,000	1,273,525
Delphi Corp.:
5.875% 5/15/19	3,140,000	3,359,800
6.125% 5/15/21	1,670,000	1,845,350
Ford Motor Co. 7.45% 7/16/31	5,515,000	6,976,475
Ford Motor Credit Co. LLC:
3.875% 1/15/15	5,430,000	5,660,509
4.25% 2/3/17	2,260,000	2,409,332
5% 5/15/18	3,255,000	3,590,408
5.875% 8/2/21	1,615,000	1,859,516
6.625% 8/15/17	2,745,000	3,209,333
7% 4/15/15	2,330,000	2,592,125
8% 12/15/16	1,975,000	2,391,784
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - continued
Ford Motor Credit Co. LLC: - continued
12% 5/15/15	$ 4,250,000	$ 5,238,125
General Motors Financial Co., Inc.:
4.75% 8/15/17 (d)	2,285,000	2,347,838
6.75% 6/1/18	1,800,000	2,007,000
Tenneco, Inc.:
6.875% 12/15/20	1,405,000	1,529,694
7.75% 8/15/18	1,160,000	1,264,400
		62,565,871
Banks & Thrifts - 1.4%
Ally Financial, Inc.:
3.6375% 2/11/14 (e)	2,635,000	2,667,938
4.625% 6/26/15	3,350,000	3,480,231
5.5% 2/15/17	4,010,000	4,240,575
7.5% 9/15/20	1,735,000	2,045,131
8% 3/15/20	975,000	1,162,785
GMAC LLC 8% 11/1/31	975,000	1,157,813
		14,754,473
Broadcasting - 1.5%
Allbritton Communications Co. 8% 5/15/18	2,080,000	2,262,000
Starz LLC/Starz Finance Corp. 5% 9/15/19 (d)	890,000	905,575
Univision Communications, Inc.:
6.75% 9/15/22 (d)	1,580,000	1,580,000
6.875% 5/15/19 (d)	2,590,000	2,641,800
7.875% 11/1/20 (d)	825,000	874,500
8.5% 5/15/21 (d)	5,920,000	5,920,000
UPC Holding BV 9.875% 4/15/18 (d)	1,085,000	1,217,913
		15,401,788
Building Materials - 3.0%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	1,725,000	1,880,250
6.875% 8/15/18 (d)	3,305,000	3,544,613
Griffon Corp. 7.125% 4/1/18	2,210,000	2,320,500
HD Supply, Inc.:
8.125% 4/15/19 (d)	6,210,000	6,831,000
11% 4/15/20 (d)	935,000	1,063,563
Headwaters, Inc. 7.625% 4/1/19	4,735,000	4,853,375
Masco Corp. 5.95% 3/15/22	3,400,000	3,804,461
Nortek, Inc. 8.5% 4/15/21 (d)	735,000	797,475
Nonconvertible Bonds - continued
	Principal Amount	Value
Building Materials - continued
Texas Industries, Inc. 9.25% 8/15/20	$ 2,765,000	$ 2,958,550
USG Corp. 7.875% 3/30/20 (d)	2,680,000	2,921,200
		30,974,987
Cable TV - 4.7%
Cablevision Systems Corp.:
5.875% 9/15/22	2,925,000	2,903,063
7.75% 4/15/18	960,000	1,066,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	4,325,000	4,595,313
6.625% 1/31/22	2,050,000	2,229,375
7% 1/15/19	5,280,000	5,676,000
7.25% 10/30/17	4,920,000	5,356,650
7.875% 4/30/18	2,520,000	2,721,600
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (d)	7,265,000	7,773,550
CSC Holdings LLC:
6.75% 11/15/21 (d)	2,045,000	2,269,950
8.625% 2/15/19	1,270,000	1,504,950
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	890,000	961,200
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.5% 3/15/19 (d)	660,000	726,000
8.125% 12/1/17 (d)	355,000	384,288
UPCB Finance III Ltd. 6.625% 7/1/20 (d)	1,665,000	1,773,225
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	3,505,000	3,829,213
UPCB Finance VI Ltd. 6.875% 1/15/22 (d)	865,000	927,713
Virgin Media Finance PLC 4.875% 2/15/22	1,140,000	1,154,250
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	2,045,000	2,116,575
		47,969,715
Capital Goods - 1.0%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	2,040,000	2,203,200
CNH Capital LLC 3.875% 11/1/15 (d)	1,195,000	1,227,863
JB Poindexter & Co., Inc. 9% 4/1/22 (d)	3,615,000	3,709,894
Terex Corp. 6.5% 4/1/20	2,585,000	2,714,250
		9,855,207
Chemicals - 1.4%
Celanese US Holdings LLC 6.625% 10/15/18	430,000	467,625
INEOS Finance PLC 8.375% 2/15/19 (d)	2,920,000	3,066,000
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	2,307,000	2,537,700
Nonconvertible Bonds - continued
	Principal Amount	Value
Chemicals - continued
LyondellBasell Industries NV:
5% 4/15/19	$ 3,390,000	$ 3,669,675
5.75% 4/15/24	1,445,000	1,668,975
6% 11/15/21	635,000	733,425
Rockwood Specialties Group, Inc. 4.625% 10/15/20	1,835,000	1,890,050
		14,033,450
Consumer Products - 0.3%
NBTY, Inc. 9% 10/1/18	2,910,000	3,266,475
Containers - 2.1%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	3,630,000	3,902,250
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (d)	235,000	252,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20 (d)	5,125,000	5,195,469
7.875% 8/15/19	1,945,000	2,110,325
8.5% 5/15/18 (c)	870,000	865,650
9.875% 8/15/19	6,880,000	7,206,800
Sealed Air Corp.:
8.125% 9/15/19 (d)	1,110,000	1,215,450
8.375% 9/15/21 (d)	810,000	886,950
		21,635,519
Diversified Financial Services - 6.6%
Aircastle Ltd.:
6.75% 4/15/17	1,375,000	1,471,250
9.75% 8/1/18	3,540,000	4,009,050
CIT Group, Inc.:
4.25% 8/15/17	2,190,000	2,233,800
4.75% 2/15/15 (d)	2,030,000	2,101,050
5% 5/15/17	2,225,000	2,341,813
5% 8/15/22	1,740,000	1,800,900
5.25% 3/15/18	3,365,000	3,575,313
5.375% 5/15/20	1,485,000	1,581,525
5.5% 2/15/19 (d)	4,000,000	4,265,000
6.625% 4/1/18 (d)	2,045,000	2,280,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	3,990,000	4,169,550
8% 1/15/18	8,380,000	9,008,500
8% 1/15/18 (d)	795,000	854,625
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(e)	870,000	722,100
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
International Lease Finance Corp.:
4.875% 4/1/15	$ 2,305,000	$ 2,385,675
5.65% 6/1/14	900,000	943,875
5.75% 5/15/16	3,280,000	3,468,600
5.875% 4/1/19	1,025,000	1,085,904
5.875% 8/15/22	4,565,000	4,747,600
6.25% 5/15/19	1,485,000	1,600,460
8.625% 9/15/15	4,640,000	5,196,800
8.625% 1/15/22	2,750,000	3,324,063
8.75% 3/15/17	760,000	883,500
8.875% 9/1/17	3,060,000	3,603,150
		67,654,278
Diversified Media - 1.3%
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20 (d)	1,410,000	1,402,950
7.75% 10/15/18	2,715,000	3,034,013
11.625% 2/1/14	1,317,000	1,478,333
Quebecor Media, Inc.:
5.75% 1/15/23 (d)	3,540,000	3,619,650
7.75% 3/15/16	1,623,000	1,667,633
7.75% 3/15/16	2,425,000	2,491,688
		13,694,267
Electric Utilities - 5.9%
Atlantic Power Corp. 9% 11/15/18	3,340,000	3,623,900
Dolphin Subsidiary II, Inc. 6.5% 10/15/16	2,860,000	3,103,100
Everest Acquisition LLC / Everest Acquisition Finance, Inc.:
6.875% 5/1/19 (d)	1,130,000	1,217,575
9.375% 5/1/20 (d)	1,865,000	2,065,488
GenOn Energy, Inc.:
9.5% 10/15/18	2,190,000	2,496,600
9.875% 10/15/20	1,745,000	1,958,763
InterGen NV 9% 6/30/17 (d)	2,470,000	2,340,325
IPALCO Enterprises, Inc. 5% 5/1/18	980,000	1,021,650
Mirant Americas Generation LLC:
8.5% 10/1/21	3,505,000	3,820,450
9.125% 5/1/31	3,700,000	3,885,000
NRG Energy, Inc. 6.625% 3/15/23 (d)	2,260,000	2,327,800
NSG Holdings II, LLC 7.75% 12/15/25 (d)	7,675,000	7,905,250
NV Energy, Inc. 6.25% 11/15/20	2,125,000	2,533,179
Otter Tail Corp. 9% 12/15/16	1,675,000	1,951,375
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
Puget Energy, Inc.:
5.625% 7/15/22 (d)	$ 775,000	$ 842,305
6.5% 12/15/20	2,115,000	2,412,009
RRI Energy, Inc. 7.625% 6/15/14	7,180,000	7,682,600
The AES Corp.:
7.375% 7/1/21	2,405,000	2,687,588
7.75% 10/15/15	1,630,000	1,829,675
8% 10/15/17	3,010,000	3,446,450
9.75% 4/15/16	905,000	1,082,606
		60,233,688
Energy - 9.7%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	1,175,000	1,233,750
6.5% 5/20/21	442,000	468,520
Antero Resources Finance Corp.:
7.25% 8/1/19	1,270,000	1,371,600
9.375% 12/1/17	2,900,000	3,197,250
Berry Petroleum Co. 6.375% 9/15/22	1,945,000	2,022,800
Chesapeake Energy Corp.:
6.125% 2/15/21	4,595,000	4,652,438
6.775% 3/15/19	1,385,000	1,391,925
6.875% 11/15/20	1,380,000	1,462,800
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	1,030,000	1,071,200
6.125% 7/15/22	2,375,000	2,505,625
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (d)	1,135,000	1,081,088
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19	940,000	961,150
Denbury Resources, Inc. 6.375% 8/15/21	1,555,000	1,694,950
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (d)	700,000	694,750
Energy Transfer Equity LP 7.5% 10/15/20	2,025,000	2,303,438
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22 (d)	705,000	727,913
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	2,013,000	2,063,325
Exterran Holdings, Inc. 7.25% 12/1/18	3,260,000	3,390,400
Forbes Energy Services Ltd. 9% 6/15/19	3,200,000	2,960,000
Forest Oil Corp. 7.5% 9/15/20 (d)	1,380,000	1,411,050
Frontier Oil Corp. 6.875% 11/15/18	880,000	937,200
Hornbeck Offshore Services, Inc.:
5.875% 4/1/20	940,000	956,450
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Hornbeck Offshore Services, Inc.: - continued
8% 9/1/17	$ 145,000	$ 155,150
Kinder Morgan Finance Co. LLC 6% 1/15/18 (d)	2,835,000	3,111,413
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (d)	2,435,000	2,435,000
6.5% 5/15/19	2,010,000	2,030,100
7.75% 2/1/21	1,660,000	1,772,050
8.625% 4/15/20	2,100,000	2,296,875
MRC Global, Inc. 9.5% 12/15/16	5,100,000	5,513,100
Offshore Group Investment Ltd. 11.5% 8/1/15	2,194,000	2,418,885
Oil States International, Inc. 6.5% 6/1/19	1,900,000	2,018,750
Pan American Energy LLC 7.875% 5/7/21 (d)	1,010,000	818,100
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20 (d)	4,815,000	5,055,750
Petrohawk Energy Corp.:
6.25% 6/1/19	1,545,000	1,743,919
7.25% 8/15/18	1,160,000	1,322,400
10.5% 8/1/14	1,845,000	1,987,988
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	2,040,000	2,162,400
Plains Exploration & Production Co. 6.125% 6/15/19	5,145,000	5,132,138
Precision Drilling Corp.:
6.5% 12/15/21	200,000	211,500
6.625% 11/15/20	1,760,000	1,874,400
Samson Investment Co. 9.75% 2/15/20 (d)	3,995,000	4,219,519
SESI LLC 7.125% 12/15/21	3,430,000	3,811,416
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.5% 10/1/18 (d)	1,342,000	1,442,650
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25% 5/1/23 (d)	1,435,000	1,449,350
6.375% 8/1/22 (d)	520,000	555,100
6.875% 2/1/21	615,000	670,350
7.875% 10/15/18	1,830,000	2,003,850
Tesoro Corp.:
4.25% 10/1/17	610,000	632,875
5.375% 10/1/22	685,000	714,113
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875% 10/1/20 (d)	210,000	217,350
WPX Energy, Inc.:
5.25% 1/15/17	1,385,000	1,478,488
6% 1/15/22	2,025,000	2,166,750
		99,981,351
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - 0.7%
ADS Waste Holdings, Inc. 8.25% 10/1/20 (d)	$ 1,800,000	$ 1,867,500
Clean Harbors, Inc. 5.25% 8/1/20 (d)	710,000	727,750
Covanta Holding Corp.:
6.375% 10/1/22	935,000	1,017,536
7.25% 12/1/20	2,621,000	2,909,541
Tervita Corp. 9.75% 11/1/19 (d)	1,030,000	1,019,700
		7,542,027
Food & Drug Retail - 1.8%
Rite Aid Corp.:
9.25% 3/15/20	8,365,000	8,532,300
9.5% 6/15/17	10,075,000	10,301,688
		18,833,988
Food/Beverage/Tobacco - 1.3%
JBS USA LLC/JBS USA Finance, Inc. 8.25% 2/1/20 (d)	5,025,000	5,175,750
Post Holdings, Inc. 7.375% 2/15/22 (d)	3,815,000	4,072,513
US Foodservice, Inc. 8.5% 6/30/19 (d)	3,610,000	3,781,475
		13,029,738
Gaming - 4.0%
Ameristar Casinos, Inc.:
7.5% 4/15/21	3,525,000	3,780,563
7.5% 4/15/21 (d)	1,660,000	1,772,050
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16	3,700,000	3,940,500
7.625% 1/15/16 (d)	1,820,000	1,933,750
MGM Mirage, Inc.:
6.625% 7/15/15	6,210,000	6,598,125
6.75% 10/1/20 (d)	2,925,000	2,888,438
7.5% 6/1/16	1,805,000	1,922,325
7.625% 1/15/17	5,570,000	5,876,350
8.625% 2/1/19 (d)	2,680,000	2,881,000
10% 11/1/16	2,235,000	2,553,488
11.375% 3/1/18	1,655,000	1,944,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.375% 3/15/22 (d)	3,150,000	3,260,250
7.75% 8/15/20	1,590,000	1,784,775
		41,136,239
Healthcare - 4.8%
CDRT Holding Corp. 9.25% 10/1/17 pay-in-kind (d)	2,610,000	2,518,650
Community Health Systems, Inc. 5.125% 8/15/18	1,015,000	1,053,063
DaVita, Inc. 5.75% 8/15/22	2,935,000	3,067,075
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	$ 950,000	$ 878,750
8.75% 3/15/18 (d)	110,000	118,250
9.875% 4/15/18 (d)	470,000	464,125
Emergency Medical Services Corp. 8.125% 6/1/19	4,075,000	4,319,500
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (d)	5,000,000	5,275,000
HCA, Inc. 4.75% 5/1/23	2,335,000	2,338,036
HealthSouth Corp.:
5.75% 11/1/24	620,000	627,750
7.25% 10/1/18	2,785,000	3,028,688
IMS Health, Inc. 6% 11/1/20 (d)	570,000	579,975
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	1,780,000	1,922,400
Mylan, Inc.:
6% 11/15/18 (d)	970,000	1,037,900
7.625% 7/15/17 (d)	2,055,000	2,291,325
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	1,565,000	1,713,675
7.5% 2/15/20	1,190,000	1,309,000
Radiation Therapy Services, Inc. 8.875% 1/15/17	820,000	793,350
Rural/Metro Corp. 10.125% 7/15/19 (d)	690,000	634,800
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	2,820,000	3,038,550
Valeant Pharmaceuticals International:
6.375% 10/15/20 (d)	1,510,000	1,589,275
6.5% 7/15/16 (d)	3,655,000	3,846,888
6.875% 12/1/18 (d)	3,290,000	3,507,963
VPI Escrow Corp. 6.375% 10/15/20 (d)	2,265,000	2,383,913
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (d)	1,655,000	1,539,150
		49,877,051
Homebuilders/Real Estate - 4.0%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	2,775,000	3,000,608
D.R. Horton, Inc.:
4.375% 9/15/22	3,175,000	3,182,938
4.75% 5/15/17	905,000	963,825
KB Home:
7.25% 6/15/18	3,435,000	3,701,213
7.5% 9/15/22	1,555,000	1,683,288
9.1% 9/15/17	900,000	1,037,250
Lennar Corp.:
4.75% 11/15/22 (d)	2,020,000	2,007,375
Nonconvertible Bonds - continued
	Principal Amount	Value
Homebuilders/Real Estate - continued
Lennar Corp.: - continued
5.6% 5/31/15	$ 390,000	$ 418,275
6.95% 6/1/18	1,575,000	1,769,906
12.25% 6/1/17	3,790,000	5,135,450
Standard Pacific Corp.:
8.375% 5/15/18	7,055,000	8,219,075
8.375% 1/15/21	6,520,000	7,546,900
10.75% 9/15/16	1,650,000	2,046,000
		40,712,103
Hotels - 0.4%
Host Hotels & Resorts LP:
4.75% 3/1/23	1,025,000	1,091,625
5.875% 6/15/19	1,475,000	1,622,500
9% 5/15/17	1,415,000	1,535,275
		4,249,400
Leisure - 1.0%
Equinox Holdings, Inc. 9.5% 2/1/16 (d)	3,130,000	3,325,625
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	1,280,000	1,456,000
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	950,000	1,056,875
7.5% 10/15/27	1,925,000	2,064,563
yankee 7.25% 6/15/16	1,470,000	1,661,100
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	569,000	594,877
		10,159,040
Metals/Mining - 2.0%
Alpha Natural Resources, Inc. 6.25% 6/1/21	1,510,000	1,317,475
Boart Longyear Management Pty Ltd. 7% 4/1/21 (d)	1,855,000	1,878,188
CONSOL Energy, Inc. 8% 4/1/17	3,530,000	3,741,800
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	2,245,000	2,245,000
7% 11/1/15 (d)	9,980,000	10,079,800
Peabody Energy Corp. 6.25% 11/15/21	1,505,000	1,557,675
		20,819,938
Paper - 0.0%
Sappi Papier Holding GmbH 7.75% 7/15/17 (d)	545,000	579,063
Publishing/Printing - 0.3%
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (d)	2,650,000	2,689,750
Nonconvertible Bonds - continued
	Principal Amount	Value
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	$ 2,685,000	$ 3,084,394
Services - 2.6%
ARAMARK Corp.:
3.9446% 2/1/15 (e)	3,755,000	3,750,306
8.5% 2/1/15	3,530,000	3,600,600
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (d)(e)	4,600,000	4,709,020
FTI Consulting, Inc. 6.75% 10/1/20	2,165,000	2,305,725
Hertz Corp.:
6.75% 4/15/19	3,305,000	3,519,825
6.75% 4/15/19 (d)	1,900,000	2,023,500
7.5% 10/15/18	5,060,000	5,509,075
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (d)	950,000	957,125
		26,375,176
Shipping - 0.1%
Navios Maritime Holdings, Inc. 8.875% 11/1/17	920,000	949,900
Steel - 1.6%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (d)	2,275,000	2,144,188
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	3,040,000	3,085,600
Severstal Columbus LLC 10.25% 2/15/18	7,255,000	7,472,650
Steel Dynamics, Inc.:
6.125% 8/15/19 (d)	885,000	920,400
6.75% 4/1/15	645,000	654,675
7.625% 3/15/20	2,305,000	2,523,975
		16,801,488
Super Retail - 1.3%
Claire's Stores, Inc. 9% 3/15/19 (d)	2,345,000	2,456,388
J. Crew Group, Inc. 8.125% 3/1/19	5,520,000	5,733,900
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (d)	4,350,000	4,785,000
		12,975,288
Technology - 2.8%
Avaya, Inc.:
9.75% 11/1/15	1,940,000	1,707,200
10.125% 11/1/15 pay-in-kind (e)	1,995,000	1,775,550
First Data Corp.:
6.75% 11/1/20 (d)	2,170,000	2,170,000
8.25% 1/15/21 (d)	975,000	975,000
Jabil Circuit, Inc. 4.7% 9/15/22	985,000	985,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 5,750,000	$ 3,636,875
6.5% 1/15/28	1,065,000	668,288
Nuance Communications, Inc. 5.375% 8/15/20 (d)	2,140,000	2,182,800
Sanmina-SCI Corp. 7% 5/15/19 (d)	5,705,000	5,562,375
Spansion LLC 7.875% 11/15/17	3,065,000	3,065,000
SunGard Data Systems, Inc.:
7.375% 11/15/18	415,000	447,163
10.25% 8/15/15	2,155,000	2,206,181
Viasystems, Inc. 7.875% 5/1/19 (d)	3,170,000	3,098,675
		28,480,107
Telecommunications - 6.3%
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	260,000	263,250
Crown Castle International Corp. 5.25% 1/15/23 (d)	1,680,000	1,734,600
Digicel Group Ltd.:
7% 2/15/20 (d)	200,000	210,000
8.25% 9/1/17 (d)	3,535,000	3,791,288
8.25% 9/30/20 (d)	4,965,000	5,337,375
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (d)	2,140,000	2,126,625
7.25% 10/15/20 (d)	1,990,000	2,109,400
7.5% 4/1/21	1,370,000	1,472,750
Intelsat Luxembourg SA:
11.25% 2/4/17	5,450,000	5,742,938
11.5% 2/4/17 pay-in-kind (e)	11,129,248	11,713,501
Nextel Communications, Inc.:
5.95% 3/15/14	5,460,000	5,466,825
7.375% 8/1/15	2,409,000	2,412,011
NII Capital Corp. 7.625% 4/1/21	1,955,000	1,544,450
Qwest Communications International, Inc. 7.125% 4/1/18	1,155,000	1,221,413
SBA Communications Corp. 5.625% 10/1/19 (d)	1,500,000	1,535,550
Sprint Nextel Corp.:
6% 12/1/16	3,222,000	3,463,650
7% 8/15/20	2,970,000	3,259,575
9% 11/15/18 (d)	955,000	1,179,425
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	4,555,000	4,748,588
TW Telecom Holdings, Inc. 5.375% 10/1/22 (d)	1,780,000	1,837,850
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Zayo Group LLC/Zayo Capital, Inc.:
8.125% 1/1/20	$ 2,425,000	$ 2,661,438
10.125% 7/1/20	1,010,000	1,126,150
		64,958,652
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 6.375% 12/15/20	3,340,000	3,640,600
TOTAL NONCONVERTIBLE BONDS (Cost $802,733,719)		855,198,159
Common Stocks - 0.0%
	Shares
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (a)(d) (Cost $864,258)	1	592,559
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.3%
Automotive - 0.3%
General Motors Co. 4.75%	78,400	3,184,608
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Goldman Sachs Group, Inc. 5.95% (a)	116,604	2,915,100
TOTAL PREFERRED STOCKS (Cost $6,679,124)		6,099,708
Floating Rate Loans - 7.5%
	Principal Amount
Air Transportation - 1.5%
Delta Air Lines, Inc.:
Tranche B 1LN, term loan 5.25% 10/18/18 (e)	$ 3,295,000	3,274,406
Tranche B 2LN, term loan 4.25% 4/18/16 (e)	825,000	819,844
Tranche B, term loan 5.5% 4/20/17 (e)	4,141,003	4,130,651
US Airways Group, Inc. term loan 2.711% 3/23/14 (e)	7,477,413	7,290,477
		15,515,378
Floating Rate Loans - continued
	Principal Amount	Value
Automotive - 0.7%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	$ 3,278,500	$ 3,348,168
Federal-Mogul Corp.:
Tranche B, term loan 2.1475% 12/27/14 (e)	2,540,338	2,375,216
Tranche C, term loan 2.1475% 12/27/15 (e)	1,529,106	1,429,714
		7,153,098
Broadcasting - 0.4%
Univision Communications, Inc. term loan 4.462% 3/31/17 (e)	3,819,085	3,761,799
Cable TV - 0.3%
Harron Communications LP Tranche B, term loan 5% 10/6/17 (e)	1,909,879	1,928,978
UPC Broadband Holding BV Tranche AB, term loan 4.75% 12/31/17 (e)	1,125,000	1,133,438
		3,062,416
Capital Goods - 0.5%
Colfax Corp. Tranche B, term loan 4.5% 9/12/18 (e)	2,297,638	2,323,486
Husky Intermediate, Inc. Tranche B, term loan 5.75% 6/30/18 (e)	2,628,685	2,668,115
		4,991,601
Chemicals - 0.2%
Ascend Performance Materials Operation LLC Tranche B, term loan 6.75% 4/10/18 (e)	2,154,175	2,143,404
Diversified Financial Services - 0.1%
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	1,525,000	1,547,875
Electric Utilities - 0.0%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	443,250	446,042
Energy - 0.3%
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (e)	304,832	305,214
Crestwood Holdings Partners LLC Tranche B, term loan 9.75% 3/26/18 (e)	1,198,328	1,216,302
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	1,810,000	1,803,213
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	260,000	262,600
		3,587,329
Environmental - 0.1%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (e)	525,000	531,563
Floating Rate Loans - continued
	Principal Amount	Value
Food & Drug Retail - 0.3%
GNC Corp. Tranche B, term loan 3.75% 3/2/18 (e)	$ 3,535,000	$ 3,535,000
Healthcare - 0.6%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	1,782,346	1,793,486
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (e)	2,660,100	2,653,450
Valeant Pharmaceuticals International Tranche B, term loan:
9/16/19 (e)	895,000	897,238
4.25% 2/13/19 (e)	345,000	345,431
		5,689,605
Insurance - 1.0%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (e)	5,106,448	5,144,746
Tranche 2nd LN, term loan 9% 5/24/19 (e)	1,656,369	1,716,496
Tranche B-1 1LN, term loan 4.75% 7/23/17 (e)	1,010,000	1,016,363
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (e)	1,820,000	1,929,200
		9,806,805
Publishing/Printing - 0.1%
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	1,200,000	1,203,000
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (e)	1,891,200	1,858,104
Steel - 0.4%
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	2,290,000	2,281,413
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	2,058,289	2,078,872
		4,360,285
Super Retail - 0.3%
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	2,275,000	2,263,625
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	328,300	329,121
		2,592,746
Technology - 0.3%
First Data Corp. term loan 4.2107% 3/24/18 (e)	1,110,000	1,064,213
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (e)	1,690,730	1,675,937
		2,740,150
Floating Rate Loans - continued
	Principal Amount	Value
Telecommunications - 0.2%
Intelsat Jackson Holdings SA:
term loan 3.214% 2/1/14 (e)	$ 1,335,000	$ 1,314,975
Tranche B, term loan 4.5% 4/2/18 (e)	1,125,000	1,133,438
		2,448,413
TOTAL FLOATING RATE LOANS (Cost $74,914,932)		76,974,613
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.19% (b) (Cost $73,763,871)	73,763,871	73,763,871
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $958,955,904)		1,012,628,910
NET OTHER ASSETS (LIABILITIES) - 1.5%		15,018,527
NET ASSETS - 100%		$ 1,027,647,437
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $289,332,899 or 28.2% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,068
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,184,608	$ 3,184,608	$ -	$ -
Financials	2,915,100	-	2,915,100	-
Telecommunication Services	592,559	-	-	592,559
Corporate Bonds	855,198,159	-	855,198,159	-
Floating Rate Loans	76,974,613	-	76,974,613	-
Money Market Funds	73,763,871	73,763,871	-	-
Total Investments in Securities:	$ 1,012,628,910	$ 76,948,479	$ 935,087,872	$ 592,559
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.9%
Luxembourg	2.5%
Canada	2.5%
Australia	1.6%
Bermuda	1.5%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $885,192,033)	$ 938,865,039
Fidelity Central Funds (cost $73,763,871)	73,763,871
Total Investments (cost $958,955,904)		$ 1,012,628,910
Cash		3,716,338
Receivable for investments sold		2,512,347
Receivable for fund shares sold		1,102,026
Interest receivable		15,955,281
Distributions receivable from Fidelity Central Funds		9,237
Other receivables		55,309
Total assets		1,035,979,448

Liabilities
Payable for investments purchased	$ 4,653,673
Payable for fund shares redeemed	1,984,607
Distributions payable	749,478
Accrued management fee	469,786
Distribution and service plan fees payable	229,386
Other affiliated payables	187,920
Other payables and accrued expenses	57,161
Total liabilities		8,332,011

Net Assets		$ 1,027,647,437
Net Assets consist of:
Paid in capital		$ 958,012,667
Undistributed net investment income		10,186,110
Accumulated undistributed net realized gain (loss) on investments		5,775,654
Net unrealized appreciation (depreciation) on investments		53,673,006
Net Assets		$ 1,027,647,437

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($331,435,930 ÷ 37,958,561 shares)	$ 8.73

Maximum offering price per share (100/96.00 of $8.73)	$ 9.09
Class T: Net Asset Value and redemption price per share ($105,518,482 ÷ 12,104,643 shares)	$ 8.72

Maximum offering price per share (100/96.00 of $8.72)	$ 9.08
Class B: Net Asset Value and offering price per share ($17,309,360 ÷ 1,987,621 shares)A	$ 8.71

Class C: Net Asset Value and offering price per share ($149,591,303 ÷ 17,174,401 shares)A	$ 8.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($423,792,362 ÷ 48,456,820 shares)	$ 8.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 282,082
Interest		66,849,273
Income from Fidelity Central Funds		71,068
Total income		67,202,423

Expenses
Management fee	$ 5,146,116
Transfer agent fees	1,806,718
Distribution and service plan fees	2,581,773
Accounting fees and expenses	330,900
Custodian fees and expenses	19,905
Independent trustees' compensation	5,896
Registration fees	113,454
Audit	66,074
Legal	4,881
Miscellaneous	8,427
Total expenses before reductions	10,084,144
Expense reductions	(92,374)	9,991,770
Net investment income (loss)		57,210,653
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		5,885,916
Change in net unrealized appreciation (depreciation) on investment securities		37,279,107
Net gain (loss)		43,165,023
Net increase (decrease) in net assets resulting from operations		$ 100,375,676

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,210,653	$ 57,416,131
Net realized gain (loss)	5,885,916	38,689,314
Change in net unrealized appreciation (depreciation)	37,279,107	(59,527,068)
Net increase (decrease) in net assets resulting from operations	100,375,676	36,578,377
Distributions to shareholders from net investment income	(57,876,838)	(58,364,548)
Distributions to shareholders from net realized gain	(4,909,609)	-
Total distributions	(62,786,447)	(58,364,548)
Share transactions - net increase (decrease)	180,987,382	(48,015,913)
Redemption fees	67,711	189,681
Total increase (decrease) in net assets	218,644,322	(69,612,403)

Net Assets
Beginning of period	809,003,115	878,615,518
End of period (including undistributed net investment income of $10,186,110 and undistributed net investment income of $11,084,666, respectively)	$ 1,027,647,437	$ 809,003,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 8.59	$ 7.87	$ 6.48	$ 9.13
Income from Investment Operations
Net investment income (loss) C	.539	.581	.637	.625	.645
Net realized and unrealized gain (loss)	.411	(.204)	.673	1.318	(2.616)
Total from investment operations	.950	.377	1.310	1.943	(1.971)
Distributions from net investment income	(.551)	(.589)	(.591)	(.556)	(.621)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.601)	(.589)	(.591)	(.556)	(.681)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.73	$ 8.38	$ 8.59	$ 7.87	$ 6.48
Total Return A, B	11.84%	4.53%	17.33%	31.69%	(23.03)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.04%	1.06%	1.09%	1.12%
Expenses net of fee waivers, if any	1.03%	1.04%	1.06%	1.09%	1.10%
Expenses net of all reductions	1.03%	1.04%	1.06%	1.08%	1.10%
Net investment income (loss)	6.35%	6.82%	7.81%	8.91%	7.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 331,436	$ 264,110	$ 278,577	$ 282,936	$ 89,571
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 8.57	$ 7.86	$ 6.48	$ 9.12
Income from Investment Operations
Net investment income (loss) C	.536	.578	.633	.622	.645
Net realized and unrealized gain (loss)	.411	(.193)	.665	1.310	(2.606)
Total from investment operations	.947	.385	1.298	1.932	(1.961)
Distributions from net investment income	(.548)	(.587)	(.589)	(.555)	(.621)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.598)	(.587)	(.589)	(.555)	(.681)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.72	$ 8.37	$ 8.57	$ 7.86	$ 6.48
Total Return A, B	11.83%	4.63%	17.17%	31.52%	(22.94)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.06%	1.07%	1.11%	1.16%	1.19%
Expenses net of fee waivers, if any	1.06%	1.07%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.06%	1.07%	1.10%	1.10%	1.10%
Net investment income (loss)	6.32%	6.79%	7.78%	8.89%	7.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,518	$ 92,746	$ 119,576	$ 111,601	$ 43,018
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Income from Investment Operations
Net investment income (loss) C	.477	.521	.579	.571	.593
Net realized and unrealized gain (loss)	.412	(.204)	.676	1.317	(2.609)
Total from investment operations	.889	.317	1.255	1.888	(2.016)
Distributions from net investment income	(.490)	(.529)	(.536)	(.511)	(.566)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.540)	(.529)	(.536)	(.511)	(.626)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.71	$ 8.36	$ 8.57	$ 7.85	$ 6.47
Total Return A, B	11.08%	3.81%	16.58%	30.73%	(23.47)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.76%	1.77%	1.80%	1.81%	1.82%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	5.64%	6.11%	7.13%	8.25%	7.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,309	$ 19,647	$ 29,065	$ 32,894	$ 21,429
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Income from Investment Operations
Net investment income (loss) C	.474	.516	.575	.572	.583
Net realized and unrealized gain (loss)	.412	(.202)	.675	1.309	(2.608)
Total from investment operations	.886	.314	1.250	1.881	(2.025)
Distributions from net investment income	(.487)	(.526)	(.531)	(.504)	(.557)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.537)	(.526)	(.531)	(.504)	(.617)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.71	$ 8.36	$ 8.57	$ 7.85	$ 6.47
Total Return A, B	11.03%	3.77%	16.51%	30.60%	(23.54)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.79%	1.81%	1.85%	1.86%
Expenses net of fee waivers, if any	1.79%	1.79%	1.81%	1.85%	1.85%
Expenses net of all reductions	1.79%	1.79%	1.81%	1.85%	1.85%
Net investment income (loss)	5.60%	6.08%	7.07%	8.15%	6.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,591	$ 120,710	$ 121,796	$ 98,361	$ 30,619
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 8.60	$ 7.88	$ 6.49	$ 9.14
Income from Investment Operations
Net investment income (loss) B	.556	.598	.655	.637	.669
Net realized and unrealized gain (loss)	.409	(.195)	.673	1.323	(2.619)
Total from investment operations	.965	.403	1.328	1.960	(1.950)
Distributions from net investment income	(.566)	(.605)	(.609)	(.573)	(.642)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.616)	(.605)	(.609)	(.573)	(.702)
Redemption fees added to paid in capital B	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.75	$ 8.40	$ 8.60	$ 7.88	$ 6.49
Total Return A	12.02%	4.85%	17.55%	31.95%	(22.81)%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.88%	.89%	.90%	.92%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	6.54%	7.01%	8.03%	9.15%	7.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 423,792	$ 311,790	$ 329,601	$ 251,945	$ 143,656
Portfolio turnover rate D	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,711,910
Gross unrealized depreciation	(4,572,206)
Net unrealized appreciation (depreciation) on securities and other investments	$ 59,139,704

Tax Cost	$ 953,489,206

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,620,609
Undistributed long-term capital gain	$ 3,874,457
Net unrealized appreciation (depreciation)	$ 59,139,704

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 57,876,838	$ 58,364,548
Long-term Capital Gains	4,909,609	-
Total	$ 62,786,447	$ 58,364,548

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $541,671,736 and $415,468,041, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 750,167	$ 26,760
Class T	-%	.25%	245,347	2,544
Class B	.65%	.25%	164,064	118,716
Class C	.75%	.25%	1,422,195	258,326
			$ 2,581,773	$ 406,346

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76,364
Class T	17,102
Class B*	26,311
Class C*	14,335
$ 134,112

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 471,699.16
Class T	184,688.19
Class B	43,012.24
Class C	230,580.16
Institutional Class	876,739.25
	$ 1,806,718

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,441 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 2,399
Institutional Class	.85%	89,474
		$ 91,873

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $501.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 19,266,751	$ 19,235,107
Class T	6,321,827	7,022,151
Class B	1,064,774	1,492,154
Class C	8,052,744	7,761,167
Institutional Class	23,170,742	22,853,969
Total	$ 57,876,838	$ 58,364,548
From net realized gain
Class A	$ 1,593,045	$ -
Class T	555,537	-
Class B	113,946	-
Class C	738,893	-
Institutional Class	1,908,188	-
Total	$ 4,909,609	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	13,554,378	11,035,124	$ 114,785,238	$ 93,905,487
Reinvestment of distributions	1,908,278	1,718,199	16,124,689	14,616,217
Shares redeemed	(9,007,277)	(13,690,810)	(76,176,781)	(116,003,419)
Net increase (decrease)	6,455,379	(937,487)	$ 54,733,146	$ (7,481,715)

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class T
Shares sold	3,062,937	2,530,176	$ 26,048,550	$ 21,555,934
Reinvestment of distributions	651,829	639,347	5,492,540	5,430,910
Shares redeemed	(2,690,101)	(6,034,437)	(22,809,085)	(51,105,942)
Net increase (decrease)	1,024,665	(2,864,914)	$ 8,732,005	$ (24,119,098)
Class B
Shares sold	215,184	352,305	$ 1,821,747	$ 3,000,132
Reinvestment of distributions	104,068	125,332	874,542	1,064,267
Shares redeemed	(680,921)	(1,520,701)	(5,751,719)	(12,916,276)
Net increase (decrease)	(361,669)	(1,043,064)	$ (3,055,430)	$ (8,851,877)
Class C
Shares sold	6,558,912	5,225,007	$ 55,308,268	$ 44,336,082
Reinvestment of distributions	802,942	674,321	6,764,675	5,721,751
Shares redeemed	(4,619,238)	(5,681,693)	(39,315,398)	(47,570,444)
Net increase (decrease)	2,742,616	217,635	$ 22,757,545	$ 2,487,389
Institutional Class
Shares sold	20,083,074	8,753,536	$ 172,012,055	$ 74,216,680
Reinvestment of distributions	2,734,646	2,455,769	23,137,043	20,915,187
Shares redeemed	(11,495,654)	(12,403,938)	(97,328,982)	(105,182,479)
Net increase (decrease)	11,322,066	(1,194,633)	$ 97,820,116	$ (10,050,612)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors Income Opportunities Fund was the owner of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/10/12	12/07/12	$0.094
Class T	12/10/12	12/07/12	$0.094
Class B	12/10/12	12/07/12	$0.094
Class C	12/10/12	12/07/12	$0.094

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $4,091,896, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $40,933,148 of distributions paid during the period January 1, 2012 to October 31, 2012, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AHI-UANN-1212
1.784748.109

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

High Income

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.02%	7.06%	9.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Institutional Class on October 31, 2002. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained 13.15% for the year ending October 31, 2012, according to The BofA Merrill LynchSM US High Yield Constrained Index. Worry about eurozone sovereign debt and weak global economic growth failed to restrain the asset class amid favorable supply/demand technicals - with investors attracted to its yields in a very low interest rate environment - accommodative Federal Reserve monetary policy, plentiful liquidity and a low default rate. High-yield bonds stalled in November before advancing strongly from December through February, then modestly declined from March through May. The tide shifted in June, though, with the sector rallying as Greece elected a pro-euro government and the Fed implemented a second round of "Operation Twist" to buoy economic growth. In July, soft corporate earnings and weak economic data were a concern, but the market was supported by comments late in the month by European Central Bank (ECB) President Mario Draghi, who said the ECB would do "whatever it takes" to protect the eurozone from collapsing. In August, weak global economic growth was outweighed by anticipation of further monetary stimulus in the U.S. and abroad, which was announced in September by the Fed and the ECB, respectively. In October, high-yield bonds overcame lackluster corporate earnings and lower near-term expectations for U.S. economic growth to post a positive return.

Comments from Matthew Conti, Portfolio Manager of Fidelity Advisor® High Income Fund: For the year, the fund's Institutional Class shares returned 12.02%, underperforming the BofA Merrill Lynch index. The fund was hurt by its positioning in telecommunications and banks/thrifts, and by security selection in technology. The fund's cash position - mainly the short-term result of inflows and bond refinancings that took some time to reinvest - also dampened returns in an up market. Detractors included a short-duration position in wireless telecom provider Sprint Nextel, telecom equipment provider Alcatel-Lucent, an overweighting in Ford Motor Credit, not owning wireless spectrum company and index component Clearwire and an underweighting in auto financing bank Ally Financial. Conversely, security selection in utilities and energy helped, as did our positioning in homebuilders/real estate. Among the contributors were homebuilder Standard Pacific, casino operator MGM Mirage, a high-quality, limited-maturity positioning in Texas utility TXU, an overweighting in automaker Chrysler and not owning Kazakh bank and index constituent BTA Bank.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.02%
Actual		$ 1,000.00	$ 1,049.60	$ 5.26
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.18
Class T	1.06%
Actual		$ 1,000.00	$ 1,050.70	$ 5.46
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38
Class B	1.75%
Actual		$ 1,000.00	$ 1,045.90	$ 9.00
HypotheticalA		$ 1,000.00	$ 1,016.34	$ 8.87
Class C	1.78%
Actual		$ 1,000.00	$ 1,045.80	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,016.19	$ 9.02
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,051.60	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.7	2.2
Ford Motor Credit Co. LLC	2.7	3.0
MGM Mirage, Inc.	2.4	2.7
CCO Holdings LLC/CCO Holdings Capital Corp.	2.0	1.7
CIT Group, Inc.	1.9	2.3
	11.7
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.0	11.7
Automotive	7.1	7.6
Diversified Financial Services	6.7	7.1
Telecommunications	6.5	7.9
Electric Utilities	5.9	6.1
Quality Diversification (% of fund's net assets)
As of October 31, 2012	As of April 30, 2012
BBB 5.2%	BBB 1.6%
BB 27.2%	BB 31.2%
B 47.1%	B 47.7%
CCC,CC,C 10.0%	CCC,CC,C 10.6%
Not Rated 1.2%	Not Rated 1.3%
Equities 0.6%	Equities 0.5%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 7.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2012*		As of April 30, 2012**
	Nonconvertible Bonds 83.2%		Nonconvertible Bonds 84.7%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.4%
	Common Stocks 0.0%†		Common Stocks 0.1%
	Floating Rate Loans 7.5%		Floating Rate Loans 7.7%
	Short-Term Investments and Net Other Assets (Liabilities) 8.7%		Short-Term Investments and Net Other Assets (Liabilities) 7.1%
* Foreign investments	12.1%	** Foreign investments	14.0%
† Amount represents less than 0.1%

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.2%
	Principal Amount	Value
Aerospace - 0.3%
TransDigm, Inc. 5.5% 10/15/20 (d)	$ 2,985,000	$ 3,029,775
Air Transportation - 2.3%
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,327,772	1,447,271
6.25% 10/22/21	2,275,000	2,400,125
6.75% 9/15/15 (d)	5,315,000	5,567,463
Continental Airlines, Inc. 9.25% 5/10/17	1,669,534	1,823,966
Delta 2012-1B Pass Through Trust 6.875% 5/7/19 (d)	2,735,000	2,864,913
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,375,000	1,416,250
6.75% 11/23/15	1,375,000	1,412,813
8.021% 8/10/22	1,264,211	1,374,830
8.954% 8/10/14	1,071,720	1,091,868
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	384,654	408,233
United Air Lines, Inc. 9.875% 8/1/13 (d)	445,000	453,366
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	1,013,495	998,292
9.75% 1/15/17	1,335,532	1,533,191
12% 1/15/16 (d)	420,815	460,792
		23,253,373
Automotive - 6.1%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19	6,425,000	6,834,594
8.25% 6/15/21	5,235,000	5,575,275
Continental Rubber of America Corp. 4.5% 9/15/19 (d)	1,570,000	1,573,925
Dana Holding Corp.:
6.5% 2/15/19	985,000	1,026,863
6.75% 2/15/21	1,210,000	1,273,525
Delphi Corp.:
5.875% 5/15/19	3,140,000	3,359,800
6.125% 5/15/21	1,670,000	1,845,350
Ford Motor Co. 7.45% 7/16/31	5,515,000	6,976,475
Ford Motor Credit Co. LLC:
3.875% 1/15/15	5,430,000	5,660,509
4.25% 2/3/17	2,260,000	2,409,332
5% 5/15/18	3,255,000	3,590,408
5.875% 8/2/21	1,615,000	1,859,516
6.625% 8/15/17	2,745,000	3,209,333
7% 4/15/15	2,330,000	2,592,125
8% 12/15/16	1,975,000	2,391,784
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - continued
Ford Motor Credit Co. LLC: - continued
12% 5/15/15	$ 4,250,000	$ 5,238,125
General Motors Financial Co., Inc.:
4.75% 8/15/17 (d)	2,285,000	2,347,838
6.75% 6/1/18	1,800,000	2,007,000
Tenneco, Inc.:
6.875% 12/15/20	1,405,000	1,529,694
7.75% 8/15/18	1,160,000	1,264,400
		62,565,871
Banks & Thrifts - 1.4%
Ally Financial, Inc.:
3.6375% 2/11/14 (e)	2,635,000	2,667,938
4.625% 6/26/15	3,350,000	3,480,231
5.5% 2/15/17	4,010,000	4,240,575
7.5% 9/15/20	1,735,000	2,045,131
8% 3/15/20	975,000	1,162,785
GMAC LLC 8% 11/1/31	975,000	1,157,813
		14,754,473
Broadcasting - 1.5%
Allbritton Communications Co. 8% 5/15/18	2,080,000	2,262,000
Starz LLC/Starz Finance Corp. 5% 9/15/19 (d)	890,000	905,575
Univision Communications, Inc.:
6.75% 9/15/22 (d)	1,580,000	1,580,000
6.875% 5/15/19 (d)	2,590,000	2,641,800
7.875% 11/1/20 (d)	825,000	874,500
8.5% 5/15/21 (d)	5,920,000	5,920,000
UPC Holding BV 9.875% 4/15/18 (d)	1,085,000	1,217,913
		15,401,788
Building Materials - 3.0%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	1,725,000	1,880,250
6.875% 8/15/18 (d)	3,305,000	3,544,613
Griffon Corp. 7.125% 4/1/18	2,210,000	2,320,500
HD Supply, Inc.:
8.125% 4/15/19 (d)	6,210,000	6,831,000
11% 4/15/20 (d)	935,000	1,063,563
Headwaters, Inc. 7.625% 4/1/19	4,735,000	4,853,375
Masco Corp. 5.95% 3/15/22	3,400,000	3,804,461
Nortek, Inc. 8.5% 4/15/21 (d)	735,000	797,475
Nonconvertible Bonds - continued
	Principal Amount	Value
Building Materials - continued
Texas Industries, Inc. 9.25% 8/15/20	$ 2,765,000	$ 2,958,550
USG Corp. 7.875% 3/30/20 (d)	2,680,000	2,921,200
		30,974,987
Cable TV - 4.7%
Cablevision Systems Corp.:
5.875% 9/15/22	2,925,000	2,903,063
7.75% 4/15/18	960,000	1,066,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	4,325,000	4,595,313
6.625% 1/31/22	2,050,000	2,229,375
7% 1/15/19	5,280,000	5,676,000
7.25% 10/30/17	4,920,000	5,356,650
7.875% 4/30/18	2,520,000	2,721,600
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (d)	7,265,000	7,773,550
CSC Holdings LLC:
6.75% 11/15/21 (d)	2,045,000	2,269,950
8.625% 2/15/19	1,270,000	1,504,950
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	890,000	961,200
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.5% 3/15/19 (d)	660,000	726,000
8.125% 12/1/17 (d)	355,000	384,288
UPCB Finance III Ltd. 6.625% 7/1/20 (d)	1,665,000	1,773,225
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	3,505,000	3,829,213
UPCB Finance VI Ltd. 6.875% 1/15/22 (d)	865,000	927,713
Virgin Media Finance PLC 4.875% 2/15/22	1,140,000	1,154,250
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	2,045,000	2,116,575
		47,969,715
Capital Goods - 1.0%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	2,040,000	2,203,200
CNH Capital LLC 3.875% 11/1/15 (d)	1,195,000	1,227,863
JB Poindexter & Co., Inc. 9% 4/1/22 (d)	3,615,000	3,709,894
Terex Corp. 6.5% 4/1/20	2,585,000	2,714,250
		9,855,207
Chemicals - 1.4%
Celanese US Holdings LLC 6.625% 10/15/18	430,000	467,625
INEOS Finance PLC 8.375% 2/15/19 (d)	2,920,000	3,066,000
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	2,307,000	2,537,700
Nonconvertible Bonds - continued
	Principal Amount	Value
Chemicals - continued
LyondellBasell Industries NV:
5% 4/15/19	$ 3,390,000	$ 3,669,675
5.75% 4/15/24	1,445,000	1,668,975
6% 11/15/21	635,000	733,425
Rockwood Specialties Group, Inc. 4.625% 10/15/20	1,835,000	1,890,050
		14,033,450
Consumer Products - 0.3%
NBTY, Inc. 9% 10/1/18	2,910,000	3,266,475
Containers - 2.1%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	3,630,000	3,902,250
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (d)	235,000	252,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20 (d)	5,125,000	5,195,469
7.875% 8/15/19	1,945,000	2,110,325
8.5% 5/15/18 (c)	870,000	865,650
9.875% 8/15/19	6,880,000	7,206,800
Sealed Air Corp.:
8.125% 9/15/19 (d)	1,110,000	1,215,450
8.375% 9/15/21 (d)	810,000	886,950
		21,635,519
Diversified Financial Services - 6.6%
Aircastle Ltd.:
6.75% 4/15/17	1,375,000	1,471,250
9.75% 8/1/18	3,540,000	4,009,050
CIT Group, Inc.:
4.25% 8/15/17	2,190,000	2,233,800
4.75% 2/15/15 (d)	2,030,000	2,101,050
5% 5/15/17	2,225,000	2,341,813
5% 8/15/22	1,740,000	1,800,900
5.25% 3/15/18	3,365,000	3,575,313
5.375% 5/15/20	1,485,000	1,581,525
5.5% 2/15/19 (d)	4,000,000	4,265,000
6.625% 4/1/18 (d)	2,045,000	2,280,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	3,990,000	4,169,550
8% 1/15/18	8,380,000	9,008,500
8% 1/15/18 (d)	795,000	854,625
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(e)	870,000	722,100
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
International Lease Finance Corp.:
4.875% 4/1/15	$ 2,305,000	$ 2,385,675
5.65% 6/1/14	900,000	943,875
5.75% 5/15/16	3,280,000	3,468,600
5.875% 4/1/19	1,025,000	1,085,904
5.875% 8/15/22	4,565,000	4,747,600
6.25% 5/15/19	1,485,000	1,600,460
8.625% 9/15/15	4,640,000	5,196,800
8.625% 1/15/22	2,750,000	3,324,063
8.75% 3/15/17	760,000	883,500
8.875% 9/1/17	3,060,000	3,603,150
		67,654,278
Diversified Media - 1.3%
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20 (d)	1,410,000	1,402,950
7.75% 10/15/18	2,715,000	3,034,013
11.625% 2/1/14	1,317,000	1,478,333
Quebecor Media, Inc.:
5.75% 1/15/23 (d)	3,540,000	3,619,650
7.75% 3/15/16	1,623,000	1,667,633
7.75% 3/15/16	2,425,000	2,491,688
		13,694,267
Electric Utilities - 5.9%
Atlantic Power Corp. 9% 11/15/18	3,340,000	3,623,900
Dolphin Subsidiary II, Inc. 6.5% 10/15/16	2,860,000	3,103,100
Everest Acquisition LLC / Everest Acquisition Finance, Inc.:
6.875% 5/1/19 (d)	1,130,000	1,217,575
9.375% 5/1/20 (d)	1,865,000	2,065,488
GenOn Energy, Inc.:
9.5% 10/15/18	2,190,000	2,496,600
9.875% 10/15/20	1,745,000	1,958,763
InterGen NV 9% 6/30/17 (d)	2,470,000	2,340,325
IPALCO Enterprises, Inc. 5% 5/1/18	980,000	1,021,650
Mirant Americas Generation LLC:
8.5% 10/1/21	3,505,000	3,820,450
9.125% 5/1/31	3,700,000	3,885,000
NRG Energy, Inc. 6.625% 3/15/23 (d)	2,260,000	2,327,800
NSG Holdings II, LLC 7.75% 12/15/25 (d)	7,675,000	7,905,250
NV Energy, Inc. 6.25% 11/15/20	2,125,000	2,533,179
Otter Tail Corp. 9% 12/15/16	1,675,000	1,951,375
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
Puget Energy, Inc.:
5.625% 7/15/22 (d)	$ 775,000	$ 842,305
6.5% 12/15/20	2,115,000	2,412,009
RRI Energy, Inc. 7.625% 6/15/14	7,180,000	7,682,600
The AES Corp.:
7.375% 7/1/21	2,405,000	2,687,588
7.75% 10/15/15	1,630,000	1,829,675
8% 10/15/17	3,010,000	3,446,450
9.75% 4/15/16	905,000	1,082,606
		60,233,688
Energy - 9.7%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	1,175,000	1,233,750
6.5% 5/20/21	442,000	468,520
Antero Resources Finance Corp.:
7.25% 8/1/19	1,270,000	1,371,600
9.375% 12/1/17	2,900,000	3,197,250
Berry Petroleum Co. 6.375% 9/15/22	1,945,000	2,022,800
Chesapeake Energy Corp.:
6.125% 2/15/21	4,595,000	4,652,438
6.775% 3/15/19	1,385,000	1,391,925
6.875% 11/15/20	1,380,000	1,462,800
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	1,030,000	1,071,200
6.125% 7/15/22	2,375,000	2,505,625
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (d)	1,135,000	1,081,088
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19	940,000	961,150
Denbury Resources, Inc. 6.375% 8/15/21	1,555,000	1,694,950
Drill Rigs Holdings, Inc. 6.5% 10/1/17 (d)	700,000	694,750
Energy Transfer Equity LP 7.5% 10/15/20	2,025,000	2,303,438
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22 (d)	705,000	727,913
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	2,013,000	2,063,325
Exterran Holdings, Inc. 7.25% 12/1/18	3,260,000	3,390,400
Forbes Energy Services Ltd. 9% 6/15/19	3,200,000	2,960,000
Forest Oil Corp. 7.5% 9/15/20 (d)	1,380,000	1,411,050
Frontier Oil Corp. 6.875% 11/15/18	880,000	937,200
Hornbeck Offshore Services, Inc.:
5.875% 4/1/20	940,000	956,450
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Hornbeck Offshore Services, Inc.: - continued
8% 9/1/17	$ 145,000	$ 155,150
Kinder Morgan Finance Co. LLC 6% 1/15/18 (d)	2,835,000	3,111,413
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (d)	2,435,000	2,435,000
6.5% 5/15/19	2,010,000	2,030,100
7.75% 2/1/21	1,660,000	1,772,050
8.625% 4/15/20	2,100,000	2,296,875
MRC Global, Inc. 9.5% 12/15/16	5,100,000	5,513,100
Offshore Group Investment Ltd. 11.5% 8/1/15	2,194,000	2,418,885
Oil States International, Inc. 6.5% 6/1/19	1,900,000	2,018,750
Pan American Energy LLC 7.875% 5/7/21 (d)	1,010,000	818,100
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20 (d)	4,815,000	5,055,750
Petrohawk Energy Corp.:
6.25% 6/1/19	1,545,000	1,743,919
7.25% 8/15/18	1,160,000	1,322,400
10.5% 8/1/14	1,845,000	1,987,988
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	2,040,000	2,162,400
Plains Exploration & Production Co. 6.125% 6/15/19	5,145,000	5,132,138
Precision Drilling Corp.:
6.5% 12/15/21	200,000	211,500
6.625% 11/15/20	1,760,000	1,874,400
Samson Investment Co. 9.75% 2/15/20 (d)	3,995,000	4,219,519
SESI LLC 7.125% 12/15/21	3,430,000	3,811,416
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.5% 10/1/18 (d)	1,342,000	1,442,650
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25% 5/1/23 (d)	1,435,000	1,449,350
6.375% 8/1/22 (d)	520,000	555,100
6.875% 2/1/21	615,000	670,350
7.875% 10/15/18	1,830,000	2,003,850
Tesoro Corp.:
4.25% 10/1/17	610,000	632,875
5.375% 10/1/22	685,000	714,113
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875% 10/1/20 (d)	210,000	217,350
WPX Energy, Inc.:
5.25% 1/15/17	1,385,000	1,478,488
6% 1/15/22	2,025,000	2,166,750
		99,981,351
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - 0.7%
ADS Waste Holdings, Inc. 8.25% 10/1/20 (d)	$ 1,800,000	$ 1,867,500
Clean Harbors, Inc. 5.25% 8/1/20 (d)	710,000	727,750
Covanta Holding Corp.:
6.375% 10/1/22	935,000	1,017,536
7.25% 12/1/20	2,621,000	2,909,541
Tervita Corp. 9.75% 11/1/19 (d)	1,030,000	1,019,700
		7,542,027
Food & Drug Retail - 1.8%
Rite Aid Corp.:
9.25% 3/15/20	8,365,000	8,532,300
9.5% 6/15/17	10,075,000	10,301,688
		18,833,988
Food/Beverage/Tobacco - 1.3%
JBS USA LLC/JBS USA Finance, Inc. 8.25% 2/1/20 (d)	5,025,000	5,175,750
Post Holdings, Inc. 7.375% 2/15/22 (d)	3,815,000	4,072,513
US Foodservice, Inc. 8.5% 6/30/19 (d)	3,610,000	3,781,475
		13,029,738
Gaming - 4.0%
Ameristar Casinos, Inc.:
7.5% 4/15/21	3,525,000	3,780,563
7.5% 4/15/21 (d)	1,660,000	1,772,050
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16	3,700,000	3,940,500
7.625% 1/15/16 (d)	1,820,000	1,933,750
MGM Mirage, Inc.:
6.625% 7/15/15	6,210,000	6,598,125
6.75% 10/1/20 (d)	2,925,000	2,888,438
7.5% 6/1/16	1,805,000	1,922,325
7.625% 1/15/17	5,570,000	5,876,350
8.625% 2/1/19 (d)	2,680,000	2,881,000
10% 11/1/16	2,235,000	2,553,488
11.375% 3/1/18	1,655,000	1,944,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.375% 3/15/22 (d)	3,150,000	3,260,250
7.75% 8/15/20	1,590,000	1,784,775
		41,136,239
Healthcare - 4.8%
CDRT Holding Corp. 9.25% 10/1/17 pay-in-kind (d)	2,610,000	2,518,650
Community Health Systems, Inc. 5.125% 8/15/18	1,015,000	1,053,063
DaVita, Inc. 5.75% 8/15/22	2,935,000	3,067,075
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	$ 950,000	$ 878,750
8.75% 3/15/18 (d)	110,000	118,250
9.875% 4/15/18 (d)	470,000	464,125
Emergency Medical Services Corp. 8.125% 6/1/19	4,075,000	4,319,500
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (d)	5,000,000	5,275,000
HCA, Inc. 4.75% 5/1/23	2,335,000	2,338,036
HealthSouth Corp.:
5.75% 11/1/24	620,000	627,750
7.25% 10/1/18	2,785,000	3,028,688
IMS Health, Inc. 6% 11/1/20 (d)	570,000	579,975
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	1,780,000	1,922,400
Mylan, Inc.:
6% 11/15/18 (d)	970,000	1,037,900
7.625% 7/15/17 (d)	2,055,000	2,291,325
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	1,565,000	1,713,675
7.5% 2/15/20	1,190,000	1,309,000
Radiation Therapy Services, Inc. 8.875% 1/15/17	820,000	793,350
Rural/Metro Corp. 10.125% 7/15/19 (d)	690,000	634,800
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	2,820,000	3,038,550
Valeant Pharmaceuticals International:
6.375% 10/15/20 (d)	1,510,000	1,589,275
6.5% 7/15/16 (d)	3,655,000	3,846,888
6.875% 12/1/18 (d)	3,290,000	3,507,963
VPI Escrow Corp. 6.375% 10/15/20 (d)	2,265,000	2,383,913
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (d)	1,655,000	1,539,150
		49,877,051
Homebuilders/Real Estate - 4.0%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	2,775,000	3,000,608
D.R. Horton, Inc.:
4.375% 9/15/22	3,175,000	3,182,938
4.75% 5/15/17	905,000	963,825
KB Home:
7.25% 6/15/18	3,435,000	3,701,213
7.5% 9/15/22	1,555,000	1,683,288
9.1% 9/15/17	900,000	1,037,250
Lennar Corp.:
4.75% 11/15/22 (d)	2,020,000	2,007,375
Nonconvertible Bonds - continued
	Principal Amount	Value
Homebuilders/Real Estate - continued
Lennar Corp.: - continued
5.6% 5/31/15	$ 390,000	$ 418,275
6.95% 6/1/18	1,575,000	1,769,906
12.25% 6/1/17	3,790,000	5,135,450
Standard Pacific Corp.:
8.375% 5/15/18	7,055,000	8,219,075
8.375% 1/15/21	6,520,000	7,546,900
10.75% 9/15/16	1,650,000	2,046,000
		40,712,103
Hotels - 0.4%
Host Hotels & Resorts LP:
4.75% 3/1/23	1,025,000	1,091,625
5.875% 6/15/19	1,475,000	1,622,500
9% 5/15/17	1,415,000	1,535,275
		4,249,400
Leisure - 1.0%
Equinox Holdings, Inc. 9.5% 2/1/16 (d)	3,130,000	3,325,625
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	1,280,000	1,456,000
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	950,000	1,056,875
7.5% 10/15/27	1,925,000	2,064,563
yankee 7.25% 6/15/16	1,470,000	1,661,100
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	569,000	594,877
		10,159,040
Metals/Mining - 2.0%
Alpha Natural Resources, Inc. 6.25% 6/1/21	1,510,000	1,317,475
Boart Longyear Management Pty Ltd. 7% 4/1/21 (d)	1,855,000	1,878,188
CONSOL Energy, Inc. 8% 4/1/17	3,530,000	3,741,800
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	2,245,000	2,245,000
7% 11/1/15 (d)	9,980,000	10,079,800
Peabody Energy Corp. 6.25% 11/15/21	1,505,000	1,557,675
		20,819,938
Paper - 0.0%
Sappi Papier Holding GmbH 7.75% 7/15/17 (d)	545,000	579,063
Publishing/Printing - 0.3%
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7% 10/15/20 (d)	2,650,000	2,689,750
Nonconvertible Bonds - continued
	Principal Amount	Value
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	$ 2,685,000	$ 3,084,394
Services - 2.6%
ARAMARK Corp.:
3.9446% 2/1/15 (e)	3,755,000	3,750,306
8.5% 2/1/15	3,530,000	3,600,600
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (d)(e)	4,600,000	4,709,020
FTI Consulting, Inc. 6.75% 10/1/20	2,165,000	2,305,725
Hertz Corp.:
6.75% 4/15/19	3,305,000	3,519,825
6.75% 4/15/19 (d)	1,900,000	2,023,500
7.5% 10/15/18	5,060,000	5,509,075
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (d)	950,000	957,125
		26,375,176
Shipping - 0.1%
Navios Maritime Holdings, Inc. 8.875% 11/1/17	920,000	949,900
Steel - 1.6%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (d)	2,275,000	2,144,188
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	3,040,000	3,085,600
Severstal Columbus LLC 10.25% 2/15/18	7,255,000	7,472,650
Steel Dynamics, Inc.:
6.125% 8/15/19 (d)	885,000	920,400
6.75% 4/1/15	645,000	654,675
7.625% 3/15/20	2,305,000	2,523,975
		16,801,488
Super Retail - 1.3%
Claire's Stores, Inc. 9% 3/15/19 (d)	2,345,000	2,456,388
J. Crew Group, Inc. 8.125% 3/1/19	5,520,000	5,733,900
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (d)	4,350,000	4,785,000
		12,975,288
Technology - 2.8%
Avaya, Inc.:
9.75% 11/1/15	1,940,000	1,707,200
10.125% 11/1/15 pay-in-kind (e)	1,995,000	1,775,550
First Data Corp.:
6.75% 11/1/20 (d)	2,170,000	2,170,000
8.25% 1/15/21 (d)	975,000	975,000
Jabil Circuit, Inc. 4.7% 9/15/22	985,000	985,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 5,750,000	$ 3,636,875
6.5% 1/15/28	1,065,000	668,288
Nuance Communications, Inc. 5.375% 8/15/20 (d)	2,140,000	2,182,800
Sanmina-SCI Corp. 7% 5/15/19 (d)	5,705,000	5,562,375
Spansion LLC 7.875% 11/15/17	3,065,000	3,065,000
SunGard Data Systems, Inc.:
7.375% 11/15/18	415,000	447,163
10.25% 8/15/15	2,155,000	2,206,181
Viasystems, Inc. 7.875% 5/1/19 (d)	3,170,000	3,098,675
		28,480,107
Telecommunications - 6.3%
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	260,000	263,250
Crown Castle International Corp. 5.25% 1/15/23 (d)	1,680,000	1,734,600
Digicel Group Ltd.:
7% 2/15/20 (d)	200,000	210,000
8.25% 9/1/17 (d)	3,535,000	3,791,288
8.25% 9/30/20 (d)	4,965,000	5,337,375
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (d)	2,140,000	2,126,625
7.25% 10/15/20 (d)	1,990,000	2,109,400
7.5% 4/1/21	1,370,000	1,472,750
Intelsat Luxembourg SA:
11.25% 2/4/17	5,450,000	5,742,938
11.5% 2/4/17 pay-in-kind (e)	11,129,248	11,713,501
Nextel Communications, Inc.:
5.95% 3/15/14	5,460,000	5,466,825
7.375% 8/1/15	2,409,000	2,412,011
NII Capital Corp. 7.625% 4/1/21	1,955,000	1,544,450
Qwest Communications International, Inc. 7.125% 4/1/18	1,155,000	1,221,413
SBA Communications Corp. 5.625% 10/1/19 (d)	1,500,000	1,535,550
Sprint Nextel Corp.:
6% 12/1/16	3,222,000	3,463,650
7% 8/15/20	2,970,000	3,259,575
9% 11/15/18 (d)	955,000	1,179,425
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	4,555,000	4,748,588
TW Telecom Holdings, Inc. 5.375% 10/1/22 (d)	1,780,000	1,837,850
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Zayo Group LLC/Zayo Capital, Inc.:
8.125% 1/1/20	$ 2,425,000	$ 2,661,438
10.125% 7/1/20	1,010,000	1,126,150
		64,958,652
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 6.375% 12/15/20	3,340,000	3,640,600
TOTAL NONCONVERTIBLE BONDS (Cost $802,733,719)		855,198,159
Common Stocks - 0.0%
	Shares
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (a)(d) (Cost $864,258)	1	592,559
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.3%
Automotive - 0.3%
General Motors Co. 4.75%	78,400	3,184,608
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Goldman Sachs Group, Inc. 5.95% (a)	116,604	2,915,100
TOTAL PREFERRED STOCKS (Cost $6,679,124)		6,099,708
Floating Rate Loans - 7.5%
	Principal Amount
Air Transportation - 1.5%
Delta Air Lines, Inc.:
Tranche B 1LN, term loan 5.25% 10/18/18 (e)	$ 3,295,000	3,274,406
Tranche B 2LN, term loan 4.25% 4/18/16 (e)	825,000	819,844
Tranche B, term loan 5.5% 4/20/17 (e)	4,141,003	4,130,651
US Airways Group, Inc. term loan 2.711% 3/23/14 (e)	7,477,413	7,290,477
		15,515,378
Floating Rate Loans - continued
	Principal Amount	Value
Automotive - 0.7%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	$ 3,278,500	$ 3,348,168
Federal-Mogul Corp.:
Tranche B, term loan 2.1475% 12/27/14 (e)	2,540,338	2,375,216
Tranche C, term loan 2.1475% 12/27/15 (e)	1,529,106	1,429,714
		7,153,098
Broadcasting - 0.4%
Univision Communications, Inc. term loan 4.462% 3/31/17 (e)	3,819,085	3,761,799
Cable TV - 0.3%
Harron Communications LP Tranche B, term loan 5% 10/6/17 (e)	1,909,879	1,928,978
UPC Broadband Holding BV Tranche AB, term loan 4.75% 12/31/17 (e)	1,125,000	1,133,438
		3,062,416
Capital Goods - 0.5%
Colfax Corp. Tranche B, term loan 4.5% 9/12/18 (e)	2,297,638	2,323,486
Husky Intermediate, Inc. Tranche B, term loan 5.75% 6/30/18 (e)	2,628,685	2,668,115
		4,991,601
Chemicals - 0.2%
Ascend Performance Materials Operation LLC Tranche B, term loan 6.75% 4/10/18 (e)	2,154,175	2,143,404
Diversified Financial Services - 0.1%
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	1,525,000	1,547,875
Electric Utilities - 0.0%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	443,250	446,042
Energy - 0.3%
Chesapeake Energy Corp. term loan 8.5% 12/2/17 (e)	304,832	305,214
Crestwood Holdings Partners LLC Tranche B, term loan 9.75% 3/26/18 (e)	1,198,328	1,216,302
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	1,810,000	1,803,213
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	260,000	262,600
		3,587,329
Environmental - 0.1%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (e)	525,000	531,563
Floating Rate Loans - continued
	Principal Amount	Value
Food & Drug Retail - 0.3%
GNC Corp. Tranche B, term loan 3.75% 3/2/18 (e)	$ 3,535,000	$ 3,535,000
Healthcare - 0.6%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	1,782,346	1,793,486
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (e)	2,660,100	2,653,450
Valeant Pharmaceuticals International Tranche B, term loan:
9/16/19 (e)	895,000	897,238
4.25% 2/13/19 (e)	345,000	345,431
		5,689,605
Insurance - 1.0%
Asurion Corp.:
Tranche 1st LN, term loan 5.5% 5/24/18 (e)	5,106,448	5,144,746
Tranche 2nd LN, term loan 9% 5/24/19 (e)	1,656,369	1,716,496
Tranche B-1 1LN, term loan 4.75% 7/23/17 (e)	1,010,000	1,016,363
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (e)	1,820,000	1,929,200
		9,806,805
Publishing/Printing - 0.1%
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	1,200,000	1,203,000
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (e)	1,891,200	1,858,104
Steel - 0.4%
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	2,290,000	2,281,413
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	2,058,289	2,078,872
		4,360,285
Super Retail - 0.3%
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	2,275,000	2,263,625
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	328,300	329,121
		2,592,746
Technology - 0.3%
First Data Corp. term loan 4.2107% 3/24/18 (e)	1,110,000	1,064,213
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (e)	1,690,730	1,675,937
		2,740,150
Floating Rate Loans - continued
	Principal Amount	Value
Telecommunications - 0.2%
Intelsat Jackson Holdings SA:
term loan 3.214% 2/1/14 (e)	$ 1,335,000	$ 1,314,975
Tranche B, term loan 4.5% 4/2/18 (e)	1,125,000	1,133,438
		2,448,413
TOTAL FLOATING RATE LOANS (Cost $74,914,932)		76,974,613
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.19% (b) (Cost $73,763,871)	73,763,871	73,763,871
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $958,955,904)		1,012,628,910
NET OTHER ASSETS (LIABILITIES) - 1.5%		15,018,527
NET ASSETS - 100%		$ 1,027,647,437
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $289,332,899 or 28.2% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,068
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,184,608	$ 3,184,608	$ -	$ -
Financials	2,915,100	-	2,915,100	-
Telecommunication Services	592,559	-	-	592,559
Corporate Bonds	855,198,159	-	855,198,159	-
Floating Rate Loans	76,974,613	-	76,974,613	-
Money Market Funds	73,763,871	73,763,871	-	-
Total Investments in Securities:	$ 1,012,628,910	$ 76,948,479	$ 935,087,872	$ 592,559
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.9%
Luxembourg	2.5%
Canada	2.5%
Australia	1.6%
Bermuda	1.5%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $885,192,033)	$ 938,865,039
Fidelity Central Funds (cost $73,763,871)	73,763,871
Total Investments (cost $958,955,904)		$ 1,012,628,910
Cash		3,716,338
Receivable for investments sold		2,512,347
Receivable for fund shares sold		1,102,026
Interest receivable		15,955,281
Distributions receivable from Fidelity Central Funds		9,237
Other receivables		55,309
Total assets		1,035,979,448

Liabilities
Payable for investments purchased	$ 4,653,673
Payable for fund shares redeemed	1,984,607
Distributions payable	749,478
Accrued management fee	469,786
Distribution and service plan fees payable	229,386
Other affiliated payables	187,920
Other payables and accrued expenses	57,161
Total liabilities		8,332,011

Net Assets		$ 1,027,647,437
Net Assets consist of:
Paid in capital		$ 958,012,667
Undistributed net investment income		10,186,110
Accumulated undistributed net realized gain (loss) on investments		5,775,654
Net unrealized appreciation (depreciation) on investments		53,673,006
Net Assets		$ 1,027,647,437

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($331,435,930 ÷ 37,958,561 shares)	$ 8.73

Maximum offering price per share (100/96.00 of $8.73)	$ 9.09
Class T: Net Asset Value and redemption price per share ($105,518,482 ÷ 12,104,643 shares)	$ 8.72

Maximum offering price per share (100/96.00 of $8.72)	$ 9.08
Class B: Net Asset Value and offering price per share ($17,309,360 ÷ 1,987,621 shares)A	$ 8.71

Class C: Net Asset Value and offering price per share ($149,591,303 ÷ 17,174,401 shares)A	$ 8.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($423,792,362 ÷ 48,456,820 shares)	$ 8.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 282,082
Interest		66,849,273
Income from Fidelity Central Funds		71,068
Total income		67,202,423

Expenses
Management fee	$ 5,146,116
Transfer agent fees	1,806,718
Distribution and service plan fees	2,581,773
Accounting fees and expenses	330,900
Custodian fees and expenses	19,905
Independent trustees' compensation	5,896
Registration fees	113,454
Audit	66,074
Legal	4,881
Miscellaneous	8,427
Total expenses before reductions	10,084,144
Expense reductions	(92,374)	9,991,770
Net investment income (loss)		57,210,653
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		5,885,916
Change in net unrealized appreciation (depreciation) on investment securities		37,279,107
Net gain (loss)		43,165,023
Net increase (decrease) in net assets resulting from operations		$ 100,375,676

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,210,653	$ 57,416,131
Net realized gain (loss)	5,885,916	38,689,314
Change in net unrealized appreciation (depreciation)	37,279,107	(59,527,068)
Net increase (decrease) in net assets resulting from operations	100,375,676	36,578,377
Distributions to shareholders from net investment income	(57,876,838)	(58,364,548)
Distributions to shareholders from net realized gain	(4,909,609)	-
Total distributions	(62,786,447)	(58,364,548)
Share transactions - net increase (decrease)	180,987,382	(48,015,913)
Redemption fees	67,711	189,681
Total increase (decrease) in net assets	218,644,322	(69,612,403)

Net Assets
Beginning of period	809,003,115	878,615,518
End of period (including undistributed net investment income of $10,186,110 and undistributed net investment income of $11,084,666, respectively)	$ 1,027,647,437	$ 809,003,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 8.59	$ 7.87	$ 6.48	$ 9.13
Income from Investment Operations
Net investment income (loss) C	.539	.581	.637	.625	.645
Net realized and unrealized gain (loss)	.411	(.204)	.673	1.318	(2.616)
Total from investment operations	.950	.377	1.310	1.943	(1.971)
Distributions from net investment income	(.551)	(.589)	(.591)	(.556)	(.621)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.601)	(.589)	(.591)	(.556)	(.681)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.73	$ 8.38	$ 8.59	$ 7.87	$ 6.48
Total Return A, B	11.84%	4.53%	17.33%	31.69%	(23.03)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.04%	1.06%	1.09%	1.12%
Expenses net of fee waivers, if any	1.03%	1.04%	1.06%	1.09%	1.10%
Expenses net of all reductions	1.03%	1.04%	1.06%	1.08%	1.10%
Net investment income (loss)	6.35%	6.82%	7.81%	8.91%	7.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 331,436	$ 264,110	$ 278,577	$ 282,936	$ 89,571
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.37	$ 8.57	$ 7.86	$ 6.48	$ 9.12
Income from Investment Operations
Net investment income (loss) C	.536	.578	.633	.622	.645
Net realized and unrealized gain (loss)	.411	(.193)	.665	1.310	(2.606)
Total from investment operations	.947	.385	1.298	1.932	(1.961)
Distributions from net investment income	(.548)	(.587)	(.589)	(.555)	(.621)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.598)	(.587)	(.589)	(.555)	(.681)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.72	$ 8.37	$ 8.57	$ 7.86	$ 6.48
Total Return A, B	11.83%	4.63%	17.17%	31.52%	(22.94)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.06%	1.07%	1.11%	1.16%	1.19%
Expenses net of fee waivers, if any	1.06%	1.07%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.06%	1.07%	1.10%	1.10%	1.10%
Net investment income (loss)	6.32%	6.79%	7.78%	8.89%	7.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,518	$ 92,746	$ 119,576	$ 111,601	$ 43,018
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Income from Investment Operations
Net investment income (loss) C	.477	.521	.579	.571	.593
Net realized and unrealized gain (loss)	.412	(.204)	.676	1.317	(2.609)
Total from investment operations	.889	.317	1.255	1.888	(2.016)
Distributions from net investment income	(.490)	(.529)	(.536)	(.511)	(.566)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.540)	(.529)	(.536)	(.511)	(.626)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.71	$ 8.36	$ 8.57	$ 7.85	$ 6.47
Total Return A, B	11.08%	3.81%	16.58%	30.73%	(23.47)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.76%	1.77%	1.80%	1.81%	1.82%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	5.64%	6.11%	7.13%	8.25%	7.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,309	$ 19,647	$ 29,065	$ 32,894	$ 21,429
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Income from Investment Operations
Net investment income (loss) C	.474	.516	.575	.572	.583
Net realized and unrealized gain (loss)	.412	(.202)	.675	1.309	(2.608)
Total from investment operations	.886	.314	1.250	1.881	(2.025)
Distributions from net investment income	(.487)	(.526)	(.531)	(.504)	(.557)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.537)	(.526)	(.531)	(.504)	(.617)
Redemption fees added to paid in capital C	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.71	$ 8.36	$ 8.57	$ 7.85	$ 6.47
Total Return A, B	11.03%	3.77%	16.51%	30.60%	(23.54)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.79%	1.81%	1.85%	1.86%
Expenses net of fee waivers, if any	1.79%	1.79%	1.81%	1.85%	1.85%
Expenses net of all reductions	1.79%	1.79%	1.81%	1.85%	1.85%
Net investment income (loss)	5.60%	6.08%	7.07%	8.15%	6.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,591	$ 120,710	$ 121,796	$ 98,361	$ 30,619
Portfolio turnover rate E	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 8.60	$ 7.88	$ 6.49	$ 9.14
Income from Investment Operations
Net investment income (loss) B	.556	.598	.655	.637	.669
Net realized and unrealized gain (loss)	.409	(.195)	.673	1.323	(2.619)
Total from investment operations	.965	.403	1.328	1.960	(1.950)
Distributions from net investment income	(.566)	(.605)	(.609)	(.573)	(.642)
Distributions from net realized gain	(.050)	-	-	-	(.060)
Total distributions	(.616)	(.605)	(.609)	(.573)	(.702)
Redemption fees added to paid in capital B	.001	.002	.001	.003	.002
Net asset value, end of period	$ 8.75	$ 8.40	$ 8.60	$ 7.88	$ 6.49
Total Return A	12.02%	4.85%	17.55%	31.95%	(22.81)%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.88%	.89%	.90%	.92%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	6.54%	7.01%	8.03%	9.15%	7.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 423,792	$ 311,790	$ 329,601	$ 251,945	$ 143,656
Portfolio turnover rate D	48%	75%	79%	54%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,711,910
Gross unrealized depreciation	(4,572,206)
Net unrealized appreciation (depreciation) on securities and other investments	$ 59,139,704

Tax Cost	$ 953,489,206

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,620,609
Undistributed long-term capital gain	$ 3,874,457
Net unrealized appreciation (depreciation)	$ 59,139,704

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 57,876,838	$ 58,364,548
Long-term Capital Gains	4,909,609	-
Total	$ 62,786,447	$ 58,364,548

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $541,671,736 and $415,468,041, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 750,167	$ 26,760
Class T	-%	.25%	245,347	2,544
Class B	.65%	.25%	164,064	118,716
Class C	.75%	.25%	1,422,195	258,326
			$ 2,581,773	$ 406,346

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 76,364
Class T	17,102
Class B*	26,311
Class C*	14,335
$ 134,112

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 471,699.16
Class T	184,688.19
Class B	43,012.24
Class C	230,580.16
Institutional Class	876,739.25
	$ 1,806,718

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,441 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 2,399
Institutional Class	.85%	89,474
		$ 91,873

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $501.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 19,266,751	$ 19,235,107
Class T	6,321,827	7,022,151
Class B	1,064,774	1,492,154
Class C	8,052,744	7,761,167
Institutional Class	23,170,742	22,853,969
Total	$ 57,876,838	$ 58,364,548
From net realized gain
Class A	$ 1,593,045	$ -
Class T	555,537	-
Class B	113,946	-
Class C	738,893	-
Institutional Class	1,908,188	-
Total	$ 4,909,609	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	13,554,378	11,035,124	$ 114,785,238	$ 93,905,487
Reinvestment of distributions	1,908,278	1,718,199	16,124,689	14,616,217
Shares redeemed	(9,007,277)	(13,690,810)	(76,176,781)	(116,003,419)
Net increase (decrease)	6,455,379	(937,487)	$ 54,733,146	$ (7,481,715)

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class T
Shares sold	3,062,937	2,530,176	$ 26,048,550	$ 21,555,934
Reinvestment of distributions	651,829	639,347	5,492,540	5,430,910
Shares redeemed	(2,690,101)	(6,034,437)	(22,809,085)	(51,105,942)
Net increase (decrease)	1,024,665	(2,864,914)	$ 8,732,005	$ (24,119,098)
Class B
Shares sold	215,184	352,305	$ 1,821,747	$ 3,000,132
Reinvestment of distributions	104,068	125,332	874,542	1,064,267
Shares redeemed	(680,921)	(1,520,701)	(5,751,719)	(12,916,276)
Net increase (decrease)	(361,669)	(1,043,064)	$ (3,055,430)	$ (8,851,877)
Class C
Shares sold	6,558,912	5,225,007	$ 55,308,268	$ 44,336,082
Reinvestment of distributions	802,942	674,321	6,764,675	5,721,751
Shares redeemed	(4,619,238)	(5,681,693)	(39,315,398)	(47,570,444)
Net increase (decrease)	2,742,616	217,635	$ 22,757,545	$ 2,487,389
Institutional Class
Shares sold	20,083,074	8,753,536	$ 172,012,055	$ 74,216,680
Reinvestment of distributions	2,734,646	2,455,769	23,137,043	20,915,187
Shares redeemed	(11,495,654)	(12,403,938)	(97,328,982)	(105,182,479)
Net increase (decrease)	11,322,066	(1,194,633)	$ 97,820,116	$ (10,050,612)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors Income Opportunities Fund was the owner of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/10/12	12/07/12	$0.094

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $4,091,896, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $40,933,148 of distributions paid during the period January 1, 2012 to October 31, 2012, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AHII-UANN-1212
1.784749.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	8.59%	-2.77%	4.75%
Class T (incl. 3.50% sales charge)	11.03%	-2.54%	4.77%
Class B (incl. contingent deferred sales charge)B	9.41%	-2.70%	4.83%
Class C (incl. c ontingent deferred sales charge)C	13.36%	-2.34%	4.66%

A From December 23, 2003.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on December 23, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility to post strong gains for the year ending October 31, 2012, and extend an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21% for the 12-month period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Debt problems in Europe, slower growth in China and uncertainty about a U.S. economic recovery put downward pressure on stocks early on and during a turbulent spring. However, beginning in June, stocks rose on central bank stimulus, steps to repair the eurozone and signs of life in the U.S. housing market. Equity benchmarks hit multiyear highs in September, with the Dow and the S&P® achieving their best marks since 2007, and the Nasdaq reaching a 12-year high. Stocks retreated in October, which was marked by disappointing corporate earnings reports and a two-day weather-related closure of the New York Stock Exchange. Among the 10 sectors that comprise the S&P 500®, most posted a double-digit gain, led by telecommunication services (+26%) and health care (+22%), with energy (+7%) and materials (+7%) lagging the most. Despite lingering eurozone turmoil and weaker local currencies versus the U.S. dollar, foreign developed-markets stocks rose modestly, with the MSCI® EAFE® Index adding 4.76%.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity Advisor® Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 15.22%, 15.05%, 14.41% and 14.36%, respectively (excluding sales charges), compared with 14.99% for the Russell Midcap® Value Index. The fund's relative performance was largely driven by favorable stock picking in the materials and utilities sectors. Sempra Energy in utilities was the fund's top individual contributor, while regional banking firms Wells Fargo and U.S. Bancorp further boosted returns, despite financials' overall drag on results. Canadian oil and gas entity Nexen and specialty chemicals manufacturer Solutia were among several beneficiaries of buyout activity. Weak stock picking in the financials sector was the biggest detractor, including stakes in Brazil's Itau Unibanco Holdings and Knight Capital Group, along with missing out on strong-performing index component Discover Financial Services. Results from the telecommunication services and information technology sectors also were disappointing, including the biggest individual detractor, Latin American wireless provider NII Holdings, and personal computer/printer manufacturer Hewlett-Packard. A number of these stocks were not in the index, and I sold some prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.25%
Actual		$ 1,000.00	$ 1,028.50	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.50%
Actual		$ 1,000.00	$ 1,028.00	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.00%
Actual		$ 1,000.00	$ 1,025.00	$ 10.18
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 1,025.00	$ 10.18
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,030.40	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.03

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	2.6
Berkshire Hathaway, Inc. Class B	1.6	1.6
Edison International	1.4	1.8
Northeast Utilities	1.4	1.1
U.S. Bancorp	1.1	1.3
ITC Holdings Corp.	1.1	0.0
Wells Fargo & Co.	1.0	1.7
Ventas, Inc.	0.9	0.7
CIT Group, Inc.	0.9	0.9
AECOM Technology Corp.	0.9	0.1
	12.1
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.1	28.5
Industrials	12.4	11.5
Information Technology	10.6	9.2
Consumer Discretionary	10.6	11.1
Utilities	8.9	11.3
Asset Allocation (% of fund's net assets)
As of October 31, 2012*		As of April 30, 2012**
	Stocks and Equity Futures 98.9%		Stocks and Equity Futures 97.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.1%		Short-Term Investments and Net Other Assets (Liabilities) 2.6%
* Foreign investments	16.3%	** Foreign investments	16.6%

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.6%
Auto Components - 1.0%
Delphi Automotive PLC	11,695	$ 367,691
Tenneco, Inc. (a)	5,637	172,210
		539,901
Automobiles - 0.3%
Harley-Davidson, Inc.	3,504	163,847
Diversified Consumer Services - 0.8%
Anhanguera Educacional Participacoes SA	9,000	157,751
DeVry, Inc.	5,102	133,979
H&R Block, Inc.	9,362	165,707
		457,437
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp. unit	3,346	126,746
Penn National Gaming, Inc. (a)	4,433	179,226
Sonic Corp. (a)	13,790	137,486
		443,458
Household Durables - 0.9%
Harman International Industries, Inc.	2,269	95,139
Jarden Corp.	5,254	261,649
Whirlpool Corp.	1,705	166,544
		523,332
Internet & Catalog Retail - 0.6%
Liberty Media Corp. Interactive Series A (a)	16,737	334,740
Leisure Equipment & Products - 0.2%
Brunswick Corp.	4,906	115,733
Media - 1.3%
Cablevision Systems Corp. - NY Group Class A	7,512	130,859
DreamWorks Animation SKG, Inc. Class A (a)	6,430	130,979
Kabel Deutschland Holding AG	900	64,848
Liberty Media Corp. Series A (a)	1,324	75,349
McGraw-Hill Companies, Inc.	1,963	108,515
Time Warner, Inc.	2,800	121,660
Valassis Communications, Inc. (a)	4,225	109,935
		742,145
Multiline Retail - 0.1%
PPR SA	400	70,329
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A	3,117	95,318
Advance Auto Parts, Inc.	2,183	154,862
Ascena Retail Group, Inc. (a)	19,993	395,861
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Bed Bath & Beyond, Inc. (a)	700	$ 40,376
Best Buy Co., Inc.	15,502	235,785
Chico's FAS, Inc.	8,295	154,287
Express, Inc. (a)	9,128	101,595
Guess?, Inc.	8,057	199,652
Jos. A. Bank Clothiers, Inc. (a)	2,775	129,842
Lowe's Companies, Inc.	10,010	324,124
OfficeMax, Inc.	13,318	97,887
Signet Jewelers Ltd.	2,533	131,108
Staples, Inc.	20,154	232,073
WH Smith PLC	13,339	133,675
		2,426,445
Textiles, Apparel & Luxury Goods - 0.3%
Gildan Activewear, Inc.	4,500	153,237
TOTAL CONSUMER DISCRETIONARY		5,970,604
CONSUMER STAPLES - 5.3%
Beverages - 1.6%
Britvic PLC	15,742	91,250
Cott Corp.	10,200	77,923
Dr Pepper Snapple Group, Inc.	5,800	248,530
Molson Coors Brewing Co. Class B	7,785	335,845
Treasury Wine Estates Ltd.	20,406	104,641
		858,189
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	4,680	217,152
Kroger Co.	3,826	96,492
Walgreen Co.	2,526	88,991
		402,635
Food Products - 2.1%
Bunge Ltd.	2,759	195,972
ConAgra Foods, Inc.	8,390	233,578
Danone SA	2,400	147,528
Dean Foods Co. (a)	4,520	76,117
Ingredion, Inc.	2,077	127,652
The J.M. Smucker Co.	4,567	391,118
		1,171,965
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.5%
Reckitt Benckiser Group PLC	4,835	$ 292,593
Tobacco - 0.4%
Lorillard, Inc.	2,013	233,528
TOTAL CONSUMER STAPLES		2,958,910
ENERGY - 8.7%
Energy Equipment & Services - 2.9%
Cameron International Corp. (a)	8,040	407,146
Dresser-Rand Group, Inc. (a)	1,800	92,754
Fugro NV (Certificaten Van Aandelen) unit	2,400	162,257
Halliburton Co.	4,785	154,508
National Oilwell Varco, Inc.	3,069	226,185
Oil States International, Inc. (a)	1,173	85,746
Patterson-UTI Energy, Inc.	10,750	173,935
Rowan Companies PLC (a)	10,465	331,845
		1,634,376
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	4,680	322,031
BPZ Energy, Inc. (a)	20,400	58,752
Chesapeake Energy Corp.	8,160	165,322
Cloud Peak Energy, Inc. (a)	7,096	149,726
Energen Corp.	8,646	403,336
EQT Corp.	4,390	266,166
Exxon Mobil Corp.	1,280	116,698
HollyFrontier Corp.	9,761	377,067
Marathon Petroleum Corp.	3,700	203,241
Noble Energy, Inc.	2,100	199,521
Northern Oil & Gas, Inc. (a)(d)	3,800	57,608
Phillips 66	4,673	220,379
The Williams Companies, Inc.	10,952	383,210
World Fuel Services Corp.	3,960	137,412
WPX Energy, Inc.	11,960	202,602
		3,263,071
TOTAL ENERGY		4,897,447
FINANCIALS - 27.1%
Capital Markets - 3.4%
Ameriprise Financial, Inc.	3,230	188,535
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Ashmore Group PLC	16,276	$ 95,527
Bank of New York Mellon Corp.	2,819	69,657
Fortress Investment Group LLC	22,600	97,632
Goldman Sachs Group, Inc.	1,153	141,116
Invesco Ltd.	16,949	412,200
Morgan Stanley	13,339	231,832
State Street Corp.	10,345	461,077
TD Ameritrade Holding Corp.	3,563	55,903
The Blackstone Group LP	11,304	173,629
		1,927,108
Commercial Banks - 4.8%
Bank of Ireland (a)	1,275,065	152,120
CIT Group, Inc. (a)	13,337	496,403
Comerica, Inc.	658	19,615
DnB NOR ASA	11,705	146,176
First Citizen Bancshares, Inc.	695	117,281
Heritage Financial Corp., Washington	705	9,750
Itau Unibanco Holdings SA sponsored ADR	24,485	356,991
PNC Financial Services Group, Inc.	4,150	241,489
U.S. Bancorp	19,298	640,887
Wells Fargo & Co.	16,345	550,663
		2,731,375
Consumer Finance - 1.1%
Capital One Financial Corp.	3,200	192,544
SLM Corp.	23,774	417,947
		610,491
Diversified Financial Services - 1.6%
Deutsche Boerse AG	2,400	129,905
JPMorgan Chase & Co.	9,643	401,920
Moody's Corp.	3,703	178,336
The NASDAQ Stock Market, Inc.	7,985	190,123
		900,284
Insurance - 8.7%
AFLAC, Inc.	8,762	436,172
Aon PLC	5,572	300,609
Berkshire Hathaway, Inc. Class B (a)	10,716	925,327
Brasil Insurance Participacoes e Administracao SA	10,300	90,979
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,320	489,685
First American Financial Corp.	1,762	40,086
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Greenlight Capital Re, Ltd. (a)	3,544	$ 90,549
Hanover Insurance Group, Inc.	100	3,611
Hartford Financial Services Group, Inc.	9,532	206,940
Jardine Lloyd Thompson Group PLC	6,702	80,412
MetLife, Inc.	8,236	292,296
Montpelier Re Holdings Ltd.	1,700	38,879
Old Republic International Corp.	36,255	358,199
Progressive Corp.	2,800	62,440
Prudential Financial, Inc.	3,478	198,420
Reinsurance Group of America, Inc.	3,982	210,727
StanCorp Financial Group, Inc.	5,431	186,555
The Chubb Corp.	100	7,698
The Travelers Companies, Inc.	100	7,094
Torchmark Corp.	6,089	308,043
Unum Group	9,381	190,247
Validus Holdings Ltd.	9,890	354,062
		4,879,030
Real Estate Investment Trusts - 4.4%
American Campus Communities, Inc.	400	18,124
American Realty Capital Trust, Inc.	4,235	47,728
American Tower Corp.	4,759	358,305
Boston Properties, Inc.	1,548	164,552
Corporate Office Properties Trust (SBI)	2,200	54,890
Douglas Emmett, Inc.	8,083	189,546
Equity Lifestyle Properties, Inc.	2,373	159,774
HCP, Inc.	873	38,674
Health Care REIT, Inc.	611	36,312
MFA Financial, Inc.	14,008	114,445
Prologis, Inc.	8,513	291,911
Public Storage	430	59,611
SL Green Realty Corp.	2,805	211,217
Ventas, Inc.	8,345	527,988
Weyerhaeuser Co.	8,081	223,763
		2,496,840
Real Estate Management & Development - 2.7%
Brookfield Asset Management, Inc. Class A	1,200	41,308
CBRE Group, Inc. (a)	15,559	280,373
Forest City Enterprises, Inc. Class A (a)	22,601	362,746
Forestar Group, Inc. (a)	12,647	202,478
Jones Lang LaSalle, Inc.	401	31,174
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Kennedy-Wilson Holdings, Inc.	44,311	$ 629,216
		1,547,295
Thrifts & Mortgage Finance - 0.4%
People's United Financial, Inc.	16,165	194,465
TOTAL FINANCIALS		15,286,888
HEALTH CARE - 6.9%
Health Care Equipment & Supplies - 2.2%
Alere, Inc. (a)	1,185	22,752
Boston Scientific Corp. (a)	43,067	221,364
CareFusion Corp. (a)	9,324	247,645
Hologic, Inc. (a)	5,005	103,203
St. Jude Medical, Inc.	800	30,608
Stryker Corp.	3,059	160,903
Teleflex, Inc.	742	50,419
The Cooper Companies, Inc.	606	58,164
Zimmer Holdings, Inc.	5,708	366,511
		1,261,569
Health Care Providers & Services - 2.9%
Brookdale Senior Living, Inc. (a)	1,300	30,498
CIGNA Corp.	5,165	263,415
Emeritus Corp. (a)	12,407	278,537
Health Net, Inc. (a)	1,924	41,404
Humana, Inc.	2,450	181,962
McKesson Corp.	2,196	204,909
MEDNAX, Inc. (a)	2,643	182,314
Quest Diagnostics, Inc.	1,300	75,036
UnitedHealth Group, Inc.	2,402	134,512
Universal Health Services, Inc. Class B	6,088	251,982
		1,644,569
Health Care Technology - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	900	11,628
Life Sciences Tools & Services - 0.5%
Life Technologies Corp. (a)	4,468	218,530
PerkinElmer, Inc.	1,310	40,518
		259,048
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.3%
AVANIR Pharmaceuticals Class A (a)	18,942	$ 54,174
Elan Corp. PLC sponsored ADR (a)	11,900	128,520
Endo Pharmaceuticals Holdings, Inc. (a)	4,660	133,556
Forest Laboratories, Inc. (a)	2,930	98,770
Hospira, Inc. (a)	1,300	39,897
Impax Laboratories, Inc. (a)	4,506	95,753
ViroPharma, Inc. (a)	764	19,291
Warner Chilcott PLC	5,710	66,122
Watson Pharmaceuticals, Inc. (a)	1,200	103,140
		739,223
TOTAL HEALTH CARE		3,916,037
INDUSTRIALS - 12.4%
Aerospace & Defense - 1.5%
DigitalGlobe, Inc. (a)(d)	5,675	147,210
Esterline Technologies Corp. (a)	2,015	116,447
General Dynamics Corp.	2,380	162,030
Meggitt PLC	18,562	115,624
Rockwell Collins, Inc.	1,591	85,246
Textron, Inc.	7,965	200,798
		827,355
Building Products - 0.8%
Owens Corning (a)	13,080	439,357
Commercial Services & Supplies - 2.1%
Corrections Corp. of America	5,293	178,109
Interface, Inc.	8,457	121,020
Intrum Justitia AB	7,713	111,633
Quad/Graphics, Inc.	6,312	115,699
Republic Services, Inc.	5,564	157,739
Sykes Enterprises, Inc. (a)	7,281	99,167
The Geo Group, Inc.	14,635	405,682
		1,189,049
Construction & Engineering - 1.6%
AECOM Technology Corp. (a)	22,934	492,393
Foster Wheeler AG (a)	13,065	290,958
MasTec, Inc. (a)	4,598	103,731
		887,082
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.4%
Hubbell, Inc. Class B	1,350	$ 113,022
Prysmian SpA	6,200	119,256
		232,278
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	3,590	199,425
Koninklijke Philips Electronics NV	3,840	96,177
Orkla ASA (A Shares)	9,100	71,985
		367,587
Machinery - 3.2%
Cummins, Inc.	1,700	159,086
Fiat Industrial SpA	9,900	107,210
GEA Group AG	2,793	87,209
Harsco Corp.	6,861	137,151
Ingersoll-Rand PLC	3,539	166,439
ITT Corp.	5,175	107,640
Oshkosh Truck Corp. (a)	7,887	236,452
PACCAR, Inc.	2,216	96,041
Parker Hannifin Corp.	1,096	86,211
Snap-On, Inc.	1,686	130,378
Stanley Black & Decker, Inc.	7,058	489,119
		1,802,936
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)(d)	27,800	42,256
Professional Services - 1.2%
FTI Consulting, Inc. (a)	2,945	76,452
Manpower, Inc.	5,308	201,386
Towers Watson & Co.	7,132	383,060
		660,898
Road & Rail - 0.5%
Con-way, Inc.	3,625	105,524
Quality Distribution, Inc. (a)	14,553	125,156
Vitran Corp., Inc. (a)	14,903	77,943
		308,623
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.4%
AerCap Holdings NV (a)	8,131	$ 101,312
WESCO International, Inc. (a)	2,168	140,660
		241,972
TOTAL INDUSTRIALS		6,999,393
INFORMATION TECHNOLOGY - 10.6%
Communications Equipment - 0.9%
Cisco Systems, Inc.	6,839	117,220
Motorola Solutions, Inc.	2,360	121,965
Polycom, Inc. (a)	14,425	144,539
ViaSat, Inc. (a)	3,079	119,588
		503,312
Computers & Peripherals - 0.6%
Electronics for Imaging, Inc. (a)	5,402	93,779
Hewlett-Packard Co.	12,958	179,468
Lexmark International, Inc. Class A	3,600	76,536
		349,783
Electronic Equipment & Components - 2.7%
Aeroflex Holding Corp. (a)	10,789	68,618
Arrow Electronics, Inc. (a)	5,613	197,746
Benchmark Electronics, Inc. (a)	4,470	66,245
Corning, Inc.	8,380	98,465
Flextronics International Ltd. (a)	68,803	396,993
Jabil Circuit, Inc.	21,891	379,590
TE Connectivity Ltd.	5,116	164,633
TTM Technologies, Inc. (a)	15,790	142,110
		1,514,400
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	5,500	92,455
IT Services - 1.5%
Amdocs Ltd.	5,837	193,030
Fidelity National Information Services, Inc.	4,405	144,792
Fiserv, Inc. (a)	2,265	169,739
Global Payments, Inc.	3,032	129,618
Sapient Corp. (a)	8,244	84,748
Unisys Corp. (a)	6,278	107,040
		828,967
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.3%
Xerox Corp.	30,711	$ 197,779
Semiconductors & Semiconductor Equipment - 2.5%
ASML Holding NV	2,575	141,548
Broadcom Corp. Class A	4,748	149,728
Entegris, Inc. (a)	12,476	102,428
Freescale Semiconductor Holdings I Ltd. (a)	25,938	231,886
Intersil Corp. Class A	29,276	206,396
Marvell Technology Group Ltd.	21,998	173,564
NXP Semiconductors NV (a)	5,680	137,797
ON Semiconductor Corp. (a)	29,801	183,276
PMC-Sierra, Inc. (a)	14,845	69,475
		1,396,098
Software - 1.9%
Autodesk, Inc. (a)	2,061	65,622
BMC Software, Inc. (a)	1,983	80,708
Check Point Software Technologies Ltd. (a)	2,200	97,966
Comverse Technology, Inc. (a)	20,665	136,182
Constellation Software, Inc.	600	68,822
Electronic Arts, Inc. (a)	10,808	133,479
JDA Software Group, Inc. (a)	5,952	227,009
Oracle Corp.	5,157	160,125
Symantec Corp. (a)	7,424	135,043
		1,104,956
TOTAL INFORMATION TECHNOLOGY		5,987,750
MATERIALS - 6.2%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	2,483	192,507
Albemarle Corp.	2,814	155,080
Ashland, Inc.	5,808	413,239
Cytec Industries, Inc.	2,630	180,997
Eastman Chemical Co.	5,005	296,496
LyondellBasell Industries NV Class A	2,980	159,102
Methanex Corp.	3,492	104,681
Mexichem SAB de CV	15,000	74,336
W.R. Grace & Co. (a)	1,003	64,352
Westlake Chemical Corp.	2,136	162,464
		1,803,254
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 1.4%
Ball Corp.	5,470	$ 234,280
Rock-Tenn Co. Class A	6,256	457,877
Sonoco Products Co.	4,090	127,322
		819,479
Metals & Mining - 1.6%
Coeur d'Alene Mines Corp. (a)	2,570	79,439
First Quantum Minerals Ltd.	8,370	188,142
Gem Diamonds Ltd. (a)	23,033	62,724
Reliance Steel & Aluminum Co.	8,100	440,154
SunCoke Energy, Inc. (a)	6,623	106,432
		876,891
TOTAL MATERIALS		3,499,624
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
CenturyLink, Inc.	485	18,614
Frontier Communications Corp. (d)	19,557	92,309
		110,923
Wireless Telecommunication Services - 0.6%
NII Holdings, Inc. (a)	27,169	216,537
Sprint Nextel Corp. (a)	23,939	132,622
		349,159
TOTAL TELECOMMUNICATION SERVICES		460,082
UTILITIES - 8.9%
Electric Utilities - 5.5%
Edison International	17,190	806,899
ITC Holdings Corp.	7,987	635,925
NextEra Energy, Inc.	2,747	192,455
Northeast Utilities	20,251	795,864
OGE Energy Corp.	4,849	279,205
Pinnacle West Capital Corp.	4,027	213,310
PNM Resources, Inc.	8,420	186,587
		3,110,245
Gas Utilities - 0.3%
ONEOK, Inc.	3,249	153,678
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.0%
Calpine Corp. (a)	8,210	$ 144,496
The AES Corp.	40,817	426,538
		571,034
Multi-Utilities - 2.1%
PG&E Corp.	4,001	170,123
Sempra Energy	14,433	1,006,703
		1,176,826
TOTAL UTILITIES		5,011,783
TOTAL COMMON STOCKS (Cost $54,704,541)		54,988,518
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.1% 11/23/12 (e) (Cost $39,997)	$ 40,000	39,998
Money Market Funds - 3.3%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	1,630,394	1,630,394
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	223,950	223,950
TOTAL MONEY MARKET FUNDS (Cost $1,854,344)		1,854,344
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $56,598,882)		56,882,860
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(495,683)
NET ASSETS - 100%		$ 56,387,177
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 CME E-mini S&P MidCap 400 Index Contracts	Dec. 2012	$ 782,480	$ 5,596

The face value of futures purchased as a percentage of net assets is 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $37,998.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,162
Fidelity Securities Lending Cash Central Fund	9,008
Total	$ 11,170
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,970,604	$ 5,970,604	$ -	$ -
Consumer Staples	2,958,910	2,958,910	-	-
Energy	4,897,447	4,897,447	-	-
Financials	15,286,888	15,134,768	152,120	-
Health Care	3,916,037	3,916,037	-	-
Industrials	6,999,393	6,903,216	96,177	-
Information Technology	5,987,750	5,987,750	-	-
Materials	3,499,624	3,499,624	-	-
Telecommunication Services	460,082	460,082	-	-
Utilities	5,011,783	5,011,783	-	-
U.S. Government and Government Agency Obligations	39,998	-	39,998	-
Money Market Funds	1,854,344	1,854,344	-	-
Total Investments in Securities:	$ 56,882,860	$ 56,594,565	$ 288,295	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 5,596	$ 5,596	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,596	$ -
Total Value of Derivatives	$ 5,596	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	83.7%
Bermuda	2.7%
United Kingdom	2.5%
Canada	2.1%
Netherlands	1.5%
Brazil	1.1%
Others (Individually Less Than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $228,835) - See accompanying schedule: Unaffiliated issuers (cost $54,744,538)	$ 55,028,516
Fidelity Central Funds (cost $1,854,344)	1,854,344
Total Investments (cost $56,598,882)		$ 56,882,860
Cash		94,777
Foreign currency held at value (cost $5)		5
Receivable for investments sold		467,690
Receivable for fund shares sold		77,685
Dividends receivable		26,397
Distributions receivable from Fidelity Central Funds		724
Receivable for daily variation margin on futures contracts		4,231
Other receivables		1,088
Total assets		57,555,457

Liabilities
Payable for investments purchased	$ 380,092
Payable for fund shares redeemed	441,311
Accrued management fee	25,470
Distribution and service plan fees payable	21,260
Other affiliated payables	15,731
Other payables and accrued expenses	60,466
Collateral on securities loaned, at value	223,950
Total liabilities		1,168,280

Net Assets		$ 56,387,177
Net Assets consist of:
Paid in capital		$ 86,446,225
Undistributed net investment income		58,448
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,407,069)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		289,573
Net Assets		$ 56,387,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,816,693 ÷ 1,975,089 shares)	$ 14.08

Maximum offering price per share (100/94.25 of $14.08)	$ 14.94
Class T: Net Asset Value and redemption price per share ($12,727,384 ÷ 912,624 shares)	$ 13.95

Maximum offering price per share (100/96.50 of $13.95)	$ 14.46
Class B: Net Asset Value and offering price per share ($2,479,648 ÷ 183,127 shares)A	$ 13.54

Class C: Net Asset Value and offering price per share ($9,283,293 ÷ 686,995 shares)A	$ 13.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,080,159 ÷ 286,967 shares)	$ 14.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 1,000,213
Interest		57
Income from Fidelity Central Funds		11,170
Total income		1,011,440

Expenses
Management fee Basic fee	$ 322,065
Performance adjustment	(77,345)
Transfer agent fees	169,673
Distribution and service plan fees	258,144
Accounting and security lending fees	22,479
Custodian fees and expenses	81,012
Independent trustees' compensation	381
Registration fees	54,601
Audit	60,010
Legal	216
Miscellaneous	542
Total expenses before reductions	891,778
Expense reductions	(59,837)	831,941
Net investment income (loss)		179,499
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,521,274
Investment not meeting investment restrictions	317
Foreign currency transactions	(4,182)
Futures contracts	(64,207)
Total net realized gain (loss)		1,453,202
Change in net unrealized appreciation (depreciation) on: Investment securities	6,363,552
Assets and liabilities in foreign currencies	(162)
Futures contracts	28,808
Total change in net unrealized appreciation (depreciation)		6,392,198
Net gain (loss)		7,845,400
Net increase (decrease) in net assets resulting from operations		$ 8,024,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 179,499	$ 12,960
Net realized gain (loss)	1,453,202	7,946,487
Change in net unrealized appreciation (depreciation)	6,392,198	(5,717,956)
Net increase (decrease) in net assets resulting from operations	8,024,899	2,241,491
Distributions to shareholders from net investment income	(122,126)	(289,887)
Distributions to shareholders from net realized gain	-	(44,687)
Total distributions	(122,126)	(334,574)
Share transactions - net increase (decrease)	(11,342,588)	(18,287,973)
Total increase (decrease) in net assets	(3,439,815)	(16,381,056)

Net Assets
Beginning of period	59,826,992	76,208,048
End of period (including undistributed net investment income of $58,448 and $0, respectively)	$ 56,387,177	$ 59,826,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 12.12	$ 9.81	$ 8.33	$ 16.55
Income from Investment Operations
Net investment income (loss) C	.07	.03	.06 F	.06	.08
Net realized and unrealized gain (loss)	1.79	.17	2.29	1.46	(7.33)
Total from investment operations	1.86	.20	2.35	1.52	(7.25)
Distributions from net investment income	(.03)	(.06)	(.03)	(.04)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.97)
Total distributions	(.03)	(.07)	(.04)	(.04)	(.97)
Net asset value, end of period	$ 14.08	$ 12.25	$ 12.12	$ 9.81	$ 8.33
Total Return A,B	15.22%	1.65%	23.99%	18.41%	(46.38)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.35%	1.29%	1.33%	1.36%	1.34%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.24%	1.24%	1.25%	1.25%
Net investment income (loss)	.51%	.21%	.51% F	.76%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,817	$ 29,635	$ 37,972	$ 40,404	$ 39,288
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 12.03	$ 9.74	$ 8.29	$ 16.47
Income from Investment Operations
Net investment income (loss) C	.03	(.01)	.03 F	.04	.05
Net realized and unrealized gain (loss)	1.80	.17	2.27	1.45	(7.30)
Total from investment operations	1.83	.16	2.30	1.49	(7.25)
Distributions from net investment income	(.03)	(.04)	(.01)	(.04)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.93)
Total distributions	(.03)	(.04) H	(.01) I	(.04)	(.93)
Net asset value, end of period	$ 13.95	$ 12.15	$ 12.03	$ 9.74	$ 8.29
Total Return A,B	15.05%	1.35%	23.66%	18.09%	(46.50)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.61%	1.56%	1.59%	1.62%	1.59%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.49%	1.50%	1.50%
Net investment income (loss)	.26%	(.04)%	.26% F	.51%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,727	$ 12,866	$ 17,908	$ 19,978	$ 22,523
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.85	$ 11.75	$ 9.54	$ 8.16	$ 16.30
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.03) F	- H	(.01)
Net realized and unrealized gain (loss)	1.74	.17	2.24	1.41	(7.20)
Total from investment operations	1.71	.10	2.21	1.41	(7.21)
Distributions from net investment income	(.02)	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(.93)
Total distributions	(.02)	-	-	(.03)	(.93)
Net asset value, end of period	$ 13.54	$ 11.85	$ 11.75	$ 9.54	$ 8.16
Total Return A,B	14.41%	.85%	23.17%	17.43%	(46.75)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.13%	2.05%	2.08%	2.12%	2.10%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	2.00%
Net investment income (loss)	(.24)%	(.54)%	(.24)% F	.01%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,480	$ 3,482	$ 4,937	$ 4,828	$ 5,919
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.83	$ 11.73	$ 9.53	$ 8.14	$ 16.27
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.03) F	- H	(.01)
Net realized and unrealized gain (loss)	1.73	.17	2.23	1.42	(7.19)
Total from investment operations	1.70	.10	2.20	1.42	(7.20)
Distributions from net investment income	(.02)	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(.93)
Total distributions	(.02)	-	-	(.03)	(.93)
Net asset value, end of period	$ 13.51	$ 11.83	$ 11.73	$ 9.53	$ 8.14
Total Return A,B	14.36%	.85%	23.08%	17.60%	(46.78)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	2.04%	2.08%	2.11%	2.09%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	1.99%	2.00%	2.00%
Net investment income (loss)	(.24)%	(.54)%	(.24)% F	.01%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,283	$ 8,976	$ 9,497	$ 9,692	$ 10,418
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.34	$ 12.21	$ 9.88	$ 8.37	$ 16.65
Income from Investment Operations
Net investment income (loss) B	.10	.06	.09 E	.08	.12
Net realized and unrealized gain (loss)	1.81	.18	2.31	1.47	(7.38)
Total from investment operations	1.91	.24	2.40	1.55	(7.26)
Distributions from net investment income	(.03)	(.10)	(.06)	(.04)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(1.02)
Total distributions	(.03)	(.11)	(.07)	(.04)	(1.02)
Net asset value, end of period	$ 14.22	$ 12.34	$ 12.21	$ 9.88	$ 8.37
Total Return A	15.56%	1.93%	24.36%	18.74%	(46.27)%
Ratios to Average Net Assets C,F
Expenses before reductions	.99%	.97%	1.03%	1.16%	1.09%
Expenses net of fee waivers, if any	.99%	.97%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.96%	.99%	1.00%	1.00%
Net investment income (loss)	.76%	.49%	.76% E	1.01%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,080	$ 4,869	$ 5,894	$ 5,230	$ 13,229
Portfolio turnover rate D	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately. other than investments, which are held at period end.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,205,934
Gross unrealized depreciation	(5,285,947)
Net unrealized appreciation (depreciation) on securities and other investments	$ (80,013)

Tax Cost	$ 56,962,873

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 58,448
Capital loss carryforward	$ (30,037,482)
Net unrealized appreciation (depreciation)	$ (80,014)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (30,037,482)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 122,126	$ 334,574

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of ($64,207) and a change in net unrealized appreciation (depreciation) of $28,808 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $43,394,378 and $53,793,808, respectively.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments - continued

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 71,699	$ 600
Class T	.25%	.25%	63,792	321
Class B	.75%	.25%	30,398	23,003
Class C	.75%	.25%	92,255	10,948
			$ 258,144	$ 34,872

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,757
Class T	1,388
Class B*	2,423
Class C*	2,480
$ 11,048

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 85,114.30
Class T	39,476.31
Class B	9,192.30
Class C	27,952.30
Institutional Class	7,939.20
	$ 169,673

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,333 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $159 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,008, including $70 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 29,627
Class T	1.50%	13,911
Class B	2.00%	3,769
Class C	2.00%	9,490
Institutional Class	1.00%	-
		$ 56,797

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,040 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 69,035	$ 196,655
Class T	25,805	51,708
Class B	4,214	-
Class C	12,072	-
Institutional Class	11,000	41,524
Total	$ 122,126	$ 289,887
From net realized gain
Class A	$ -	$ 27,654
Class T	-	13,296
Institutional Class	-	3,737
Total	$ -	$ 44,687

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	329,571	613,471	$ 4,329,329	$ 7,929,779
Reinvestment of distributions	5,253	16,302	63,291	206,877
Shares redeemed	(779,891)	(1,341,779)	(10,153,577)	(17,403,584)
Net increase (decrease)	(445,067)	(712,006)	$ (5,760,957)	$ (9,266,928)
Class T
Shares sold	107,994	181,108	$ 1,412,834	$ 2,357,288
Reinvestment of distributions	2,094	4,996	25,036	63,049
Shares redeemed	(256,225)	(615,490)	(3,346,748)	(7,962,044)
Net increase (decrease)	(146,137)	(429,386)	$ (1,908,878)	$ (5,541,707)
Class B
Shares sold	427	3,500	$ 5,416	$ 43,948
Reinvestment of distributions	305	-	3,552	-
Shares redeemed	(111,455)	(129,806)	(1,418,435)	(1,638,709)
Net increase (decrease)	(110,723)	(126,306)	$ (1,409,467)	$ (1,594,761)
Class C
Shares sold	97,754	157,350	$ 1,224,045	$ 2,023,900
Reinvestment of distributions	933	-	10,861	-
Shares redeemed	(170,741)	(208,070)	(2,171,269)	(2,633,143)
Net increase (decrease)	(72,054)	(50,720)	$ (936,363)	$ (609,243)
Institutional Class
Shares sold	29,145	88,576	$ 387,393	$ 1,010,960
Reinvestment of distributions	651	2,589	7,904	33,007
Shares redeemed	(137,550)	(179,165)	(1,722,220)	(2,319,301)
Net increase (decrease)	(107,754)	(88,000)	$ (1,326,923)	$ (1,275,334)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed in December 2011, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed in December 2011, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

FAV-UANN-1212
1.809012.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value

Fund - Institutional Class

Annual Report

October 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional Class	15.56%	-1.35%	5.73%

A From December 23, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Institutional Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame bouts of volatility to post strong gains for the year ending October 31, 2012, and extend an uptrend that began in March 2009. The broad-based S&P 500® Index advanced 15.21% for the 12-month period, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index rose 12.56% and 12.21%, respectively. Debt problems in Europe, slower growth in China and uncertainty about a U.S. economic recovery put downward pressure on stocks early on and during a turbulent spring. However, beginning in June, stocks rose on central bank stimulus, steps to repair the eurozone and signs of life in the U.S. housing market. Equity benchmarks hit multiyear highs in September, with the Dow and the S&P® achieving their best marks since 2007, and the Nasdaq reaching a 12-year high. Stocks retreated in October, which was marked by disappointing corporate earnings reports and a two-day weather-related closure of the New York Stock Exchange. Among the 10 sectors that comprise the S&P 500®, most posted a double-digit gain, led by telecommunication services (+26%) and health care (+22%), with energy (+7%) and materials (+7%) lagging the most. Despite lingering eurozone turmoil and weaker local currencies versus the U.S. dollar, foreign developed-markets stocks rose modestly, with the MSCI® EAFE® Index adding 4.76%.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity Advisor® Value Fund: For the year ending October 31, 2012, the fund's Institutional Class shares returned 15.56%, compared with 14.99% for the Russell Midcap® Value Index. The fund's relative performance was largely driven by favorable stock picking in the materials and utilities sectors. Sempra Energy in utilities was the fund's top individual contributor, while regional banking firms Wells Fargo and U.S. Bancorp further boosted returns, despite financials' overall drag on results. Canadian oil and gas entity Nexen and specialty chemicals manufacturer Solutia were among several beneficiaries of buyout activity. Weak stock picking in the financials sector was the biggest detractor versus the index, including stakes in Brazil's Itau Unibanco Holdings and Knight Capital Group, along with missing out on strong-performing index component Discover Financial Services. Results from the telecommunication services and information technology sectors also were disappointing, including the biggest individual detractor, Latin American wireless provider NII Holdings, and personal computer/printer manufacturer Hewlett-Packard. A number of these stocks were not in the index, and I sold some prior to period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 to October 31, 2012
Class A	1.25%
Actual		$ 1,000.00	$ 1,028.50	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.50%
Actual		$ 1,000.00	$ 1,028.00	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.00%
Actual		$ 1,000.00	$ 1,025.00	$ 10.18
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 1,025.00	$ 10.18
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,030.40	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.03

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	2.6
Berkshire Hathaway, Inc. Class B	1.6	1.6
Edison International	1.4	1.8
Northeast Utilities	1.4	1.1
U.S. Bancorp	1.1	1.3
ITC Holdings Corp.	1.1	0.0
Wells Fargo & Co.	1.0	1.7
Ventas, Inc.	0.9	0.7
CIT Group, Inc.	0.9	0.9
AECOM Technology Corp.	0.9	0.1
	12.1
Top Five Market Sectors as of October 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.1	28.5
Industrials	12.4	11.5
Information Technology	10.6	9.2
Consumer Discretionary	10.6	11.1
Utilities	8.9	11.3
Asset Allocation (% of fund's net assets)
As of October 31, 2012*		As of April 30, 2012**
	Stocks and Equity Futures 98.9%		Stocks and Equity Futures 97.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.1%		Short-Term Investments and Net Other Assets (Liabilities) 2.6%
* Foreign investments	16.3%	** Foreign investments	16.6%

Annual Report

Investments October 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 10.6%
Auto Components - 1.0%
Delphi Automotive PLC	11,695	$ 367,691
Tenneco, Inc. (a)	5,637	172,210
		539,901
Automobiles - 0.3%
Harley-Davidson, Inc.	3,504	163,847
Diversified Consumer Services - 0.8%
Anhanguera Educacional Participacoes SA	9,000	157,751
DeVry, Inc.	5,102	133,979
H&R Block, Inc.	9,362	165,707
		457,437
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp. unit	3,346	126,746
Penn National Gaming, Inc. (a)	4,433	179,226
Sonic Corp. (a)	13,790	137,486
		443,458
Household Durables - 0.9%
Harman International Industries, Inc.	2,269	95,139
Jarden Corp.	5,254	261,649
Whirlpool Corp.	1,705	166,544
		523,332
Internet & Catalog Retail - 0.6%
Liberty Media Corp. Interactive Series A (a)	16,737	334,740
Leisure Equipment & Products - 0.2%
Brunswick Corp.	4,906	115,733
Media - 1.3%
Cablevision Systems Corp. - NY Group Class A	7,512	130,859
DreamWorks Animation SKG, Inc. Class A (a)	6,430	130,979
Kabel Deutschland Holding AG	900	64,848
Liberty Media Corp. Series A (a)	1,324	75,349
McGraw-Hill Companies, Inc.	1,963	108,515
Time Warner, Inc.	2,800	121,660
Valassis Communications, Inc. (a)	4,225	109,935
		742,145
Multiline Retail - 0.1%
PPR SA	400	70,329
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A	3,117	95,318
Advance Auto Parts, Inc.	2,183	154,862
Ascena Retail Group, Inc. (a)	19,993	395,861
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Bed Bath & Beyond, Inc. (a)	700	$ 40,376
Best Buy Co., Inc.	15,502	235,785
Chico's FAS, Inc.	8,295	154,287
Express, Inc. (a)	9,128	101,595
Guess?, Inc.	8,057	199,652
Jos. A. Bank Clothiers, Inc. (a)	2,775	129,842
Lowe's Companies, Inc.	10,010	324,124
OfficeMax, Inc.	13,318	97,887
Signet Jewelers Ltd.	2,533	131,108
Staples, Inc.	20,154	232,073
WH Smith PLC	13,339	133,675
		2,426,445
Textiles, Apparel & Luxury Goods - 0.3%
Gildan Activewear, Inc.	4,500	153,237
TOTAL CONSUMER DISCRETIONARY		5,970,604
CONSUMER STAPLES - 5.3%
Beverages - 1.6%
Britvic PLC	15,742	91,250
Cott Corp.	10,200	77,923
Dr Pepper Snapple Group, Inc.	5,800	248,530
Molson Coors Brewing Co. Class B	7,785	335,845
Treasury Wine Estates Ltd.	20,406	104,641
		858,189
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	4,680	217,152
Kroger Co.	3,826	96,492
Walgreen Co.	2,526	88,991
		402,635
Food Products - 2.1%
Bunge Ltd.	2,759	195,972
ConAgra Foods, Inc.	8,390	233,578
Danone SA	2,400	147,528
Dean Foods Co. (a)	4,520	76,117
Ingredion, Inc.	2,077	127,652
The J.M. Smucker Co.	4,567	391,118
		1,171,965
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.5%
Reckitt Benckiser Group PLC	4,835	$ 292,593
Tobacco - 0.4%
Lorillard, Inc.	2,013	233,528
TOTAL CONSUMER STAPLES		2,958,910
ENERGY - 8.7%
Energy Equipment & Services - 2.9%
Cameron International Corp. (a)	8,040	407,146
Dresser-Rand Group, Inc. (a)	1,800	92,754
Fugro NV (Certificaten Van Aandelen) unit	2,400	162,257
Halliburton Co.	4,785	154,508
National Oilwell Varco, Inc.	3,069	226,185
Oil States International, Inc. (a)	1,173	85,746
Patterson-UTI Energy, Inc.	10,750	173,935
Rowan Companies PLC (a)	10,465	331,845
		1,634,376
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	4,680	322,031
BPZ Energy, Inc. (a)	20,400	58,752
Chesapeake Energy Corp.	8,160	165,322
Cloud Peak Energy, Inc. (a)	7,096	149,726
Energen Corp.	8,646	403,336
EQT Corp.	4,390	266,166
Exxon Mobil Corp.	1,280	116,698
HollyFrontier Corp.	9,761	377,067
Marathon Petroleum Corp.	3,700	203,241
Noble Energy, Inc.	2,100	199,521
Northern Oil & Gas, Inc. (a)(d)	3,800	57,608
Phillips 66	4,673	220,379
The Williams Companies, Inc.	10,952	383,210
World Fuel Services Corp.	3,960	137,412
WPX Energy, Inc.	11,960	202,602
		3,263,071
TOTAL ENERGY		4,897,447
FINANCIALS - 27.1%
Capital Markets - 3.4%
Ameriprise Financial, Inc.	3,230	188,535
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Ashmore Group PLC	16,276	$ 95,527
Bank of New York Mellon Corp.	2,819	69,657
Fortress Investment Group LLC	22,600	97,632
Goldman Sachs Group, Inc.	1,153	141,116
Invesco Ltd.	16,949	412,200
Morgan Stanley	13,339	231,832
State Street Corp.	10,345	461,077
TD Ameritrade Holding Corp.	3,563	55,903
The Blackstone Group LP	11,304	173,629
		1,927,108
Commercial Banks - 4.8%
Bank of Ireland (a)	1,275,065	152,120
CIT Group, Inc. (a)	13,337	496,403
Comerica, Inc.	658	19,615
DnB NOR ASA	11,705	146,176
First Citizen Bancshares, Inc.	695	117,281
Heritage Financial Corp., Washington	705	9,750
Itau Unibanco Holdings SA sponsored ADR	24,485	356,991
PNC Financial Services Group, Inc.	4,150	241,489
U.S. Bancorp	19,298	640,887
Wells Fargo & Co.	16,345	550,663
		2,731,375
Consumer Finance - 1.1%
Capital One Financial Corp.	3,200	192,544
SLM Corp.	23,774	417,947
		610,491
Diversified Financial Services - 1.6%
Deutsche Boerse AG	2,400	129,905
JPMorgan Chase & Co.	9,643	401,920
Moody's Corp.	3,703	178,336
The NASDAQ Stock Market, Inc.	7,985	190,123
		900,284
Insurance - 8.7%
AFLAC, Inc.	8,762	436,172
Aon PLC	5,572	300,609
Berkshire Hathaway, Inc. Class B (a)	10,716	925,327
Brasil Insurance Participacoes e Administracao SA	10,300	90,979
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,320	489,685
First American Financial Corp.	1,762	40,086
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Greenlight Capital Re, Ltd. (a)	3,544	$ 90,549
Hanover Insurance Group, Inc.	100	3,611
Hartford Financial Services Group, Inc.	9,532	206,940
Jardine Lloyd Thompson Group PLC	6,702	80,412
MetLife, Inc.	8,236	292,296
Montpelier Re Holdings Ltd.	1,700	38,879
Old Republic International Corp.	36,255	358,199
Progressive Corp.	2,800	62,440
Prudential Financial, Inc.	3,478	198,420
Reinsurance Group of America, Inc.	3,982	210,727
StanCorp Financial Group, Inc.	5,431	186,555
The Chubb Corp.	100	7,698
The Travelers Companies, Inc.	100	7,094
Torchmark Corp.	6,089	308,043
Unum Group	9,381	190,247
Validus Holdings Ltd.	9,890	354,062
		4,879,030
Real Estate Investment Trusts - 4.4%
American Campus Communities, Inc.	400	18,124
American Realty Capital Trust, Inc.	4,235	47,728
American Tower Corp.	4,759	358,305
Boston Properties, Inc.	1,548	164,552
Corporate Office Properties Trust (SBI)	2,200	54,890
Douglas Emmett, Inc.	8,083	189,546
Equity Lifestyle Properties, Inc.	2,373	159,774
HCP, Inc.	873	38,674
Health Care REIT, Inc.	611	36,312
MFA Financial, Inc.	14,008	114,445
Prologis, Inc.	8,513	291,911
Public Storage	430	59,611
SL Green Realty Corp.	2,805	211,217
Ventas, Inc.	8,345	527,988
Weyerhaeuser Co.	8,081	223,763
		2,496,840
Real Estate Management & Development - 2.7%
Brookfield Asset Management, Inc. Class A	1,200	41,308
CBRE Group, Inc. (a)	15,559	280,373
Forest City Enterprises, Inc. Class A (a)	22,601	362,746
Forestar Group, Inc. (a)	12,647	202,478
Jones Lang LaSalle, Inc.	401	31,174
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Kennedy-Wilson Holdings, Inc.	44,311	$ 629,216
		1,547,295
Thrifts & Mortgage Finance - 0.4%
People's United Financial, Inc.	16,165	194,465
TOTAL FINANCIALS		15,286,888
HEALTH CARE - 6.9%
Health Care Equipment & Supplies - 2.2%
Alere, Inc. (a)	1,185	22,752
Boston Scientific Corp. (a)	43,067	221,364
CareFusion Corp. (a)	9,324	247,645
Hologic, Inc. (a)	5,005	103,203
St. Jude Medical, Inc.	800	30,608
Stryker Corp.	3,059	160,903
Teleflex, Inc.	742	50,419
The Cooper Companies, Inc.	606	58,164
Zimmer Holdings, Inc.	5,708	366,511
		1,261,569
Health Care Providers & Services - 2.9%
Brookdale Senior Living, Inc. (a)	1,300	30,498
CIGNA Corp.	5,165	263,415
Emeritus Corp. (a)	12,407	278,537
Health Net, Inc. (a)	1,924	41,404
Humana, Inc.	2,450	181,962
McKesson Corp.	2,196	204,909
MEDNAX, Inc. (a)	2,643	182,314
Quest Diagnostics, Inc.	1,300	75,036
UnitedHealth Group, Inc.	2,402	134,512
Universal Health Services, Inc. Class B	6,088	251,982
		1,644,569
Health Care Technology - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	900	11,628
Life Sciences Tools & Services - 0.5%
Life Technologies Corp. (a)	4,468	218,530
PerkinElmer, Inc.	1,310	40,518
		259,048
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.3%
AVANIR Pharmaceuticals Class A (a)	18,942	$ 54,174
Elan Corp. PLC sponsored ADR (a)	11,900	128,520
Endo Pharmaceuticals Holdings, Inc. (a)	4,660	133,556
Forest Laboratories, Inc. (a)	2,930	98,770
Hospira, Inc. (a)	1,300	39,897
Impax Laboratories, Inc. (a)	4,506	95,753
ViroPharma, Inc. (a)	764	19,291
Warner Chilcott PLC	5,710	66,122
Watson Pharmaceuticals, Inc. (a)	1,200	103,140
		739,223
TOTAL HEALTH CARE		3,916,037
INDUSTRIALS - 12.4%
Aerospace & Defense - 1.5%
DigitalGlobe, Inc. (a)(d)	5,675	147,210
Esterline Technologies Corp. (a)	2,015	116,447
General Dynamics Corp.	2,380	162,030
Meggitt PLC	18,562	115,624
Rockwell Collins, Inc.	1,591	85,246
Textron, Inc.	7,965	200,798
		827,355
Building Products - 0.8%
Owens Corning (a)	13,080	439,357
Commercial Services & Supplies - 2.1%
Corrections Corp. of America	5,293	178,109
Interface, Inc.	8,457	121,020
Intrum Justitia AB	7,713	111,633
Quad/Graphics, Inc.	6,312	115,699
Republic Services, Inc.	5,564	157,739
Sykes Enterprises, Inc. (a)	7,281	99,167
The Geo Group, Inc.	14,635	405,682
		1,189,049
Construction & Engineering - 1.6%
AECOM Technology Corp. (a)	22,934	492,393
Foster Wheeler AG (a)	13,065	290,958
MasTec, Inc. (a)	4,598	103,731
		887,082
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.4%
Hubbell, Inc. Class B	1,350	$ 113,022
Prysmian SpA	6,200	119,256
		232,278
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	3,590	199,425
Koninklijke Philips Electronics NV	3,840	96,177
Orkla ASA (A Shares)	9,100	71,985
		367,587
Machinery - 3.2%
Cummins, Inc.	1,700	159,086
Fiat Industrial SpA	9,900	107,210
GEA Group AG	2,793	87,209
Harsco Corp.	6,861	137,151
Ingersoll-Rand PLC	3,539	166,439
ITT Corp.	5,175	107,640
Oshkosh Truck Corp. (a)	7,887	236,452
PACCAR, Inc.	2,216	96,041
Parker Hannifin Corp.	1,096	86,211
Snap-On, Inc.	1,686	130,378
Stanley Black & Decker, Inc.	7,058	489,119
		1,802,936
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)(d)	27,800	42,256
Professional Services - 1.2%
FTI Consulting, Inc. (a)	2,945	76,452
Manpower, Inc.	5,308	201,386
Towers Watson & Co.	7,132	383,060
		660,898
Road & Rail - 0.5%
Con-way, Inc.	3,625	105,524
Quality Distribution, Inc. (a)	14,553	125,156
Vitran Corp., Inc. (a)	14,903	77,943
		308,623
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.4%
AerCap Holdings NV (a)	8,131	$ 101,312
WESCO International, Inc. (a)	2,168	140,660
		241,972
TOTAL INDUSTRIALS		6,999,393
INFORMATION TECHNOLOGY - 10.6%
Communications Equipment - 0.9%
Cisco Systems, Inc.	6,839	117,220
Motorola Solutions, Inc.	2,360	121,965
Polycom, Inc. (a)	14,425	144,539
ViaSat, Inc. (a)	3,079	119,588
		503,312
Computers & Peripherals - 0.6%
Electronics for Imaging, Inc. (a)	5,402	93,779
Hewlett-Packard Co.	12,958	179,468
Lexmark International, Inc. Class A	3,600	76,536
		349,783
Electronic Equipment & Components - 2.7%
Aeroflex Holding Corp. (a)	10,789	68,618
Arrow Electronics, Inc. (a)	5,613	197,746
Benchmark Electronics, Inc. (a)	4,470	66,245
Corning, Inc.	8,380	98,465
Flextronics International Ltd. (a)	68,803	396,993
Jabil Circuit, Inc.	21,891	379,590
TE Connectivity Ltd.	5,116	164,633
TTM Technologies, Inc. (a)	15,790	142,110
		1,514,400
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	5,500	92,455
IT Services - 1.5%
Amdocs Ltd.	5,837	193,030
Fidelity National Information Services, Inc.	4,405	144,792
Fiserv, Inc. (a)	2,265	169,739
Global Payments, Inc.	3,032	129,618
Sapient Corp. (a)	8,244	84,748
Unisys Corp. (a)	6,278	107,040
		828,967
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.3%
Xerox Corp.	30,711	$ 197,779
Semiconductors & Semiconductor Equipment - 2.5%
ASML Holding NV	2,575	141,548
Broadcom Corp. Class A	4,748	149,728
Entegris, Inc. (a)	12,476	102,428
Freescale Semiconductor Holdings I Ltd. (a)	25,938	231,886
Intersil Corp. Class A	29,276	206,396
Marvell Technology Group Ltd.	21,998	173,564
NXP Semiconductors NV (a)	5,680	137,797
ON Semiconductor Corp. (a)	29,801	183,276
PMC-Sierra, Inc. (a)	14,845	69,475
		1,396,098
Software - 1.9%
Autodesk, Inc. (a)	2,061	65,622
BMC Software, Inc. (a)	1,983	80,708
Check Point Software Technologies Ltd. (a)	2,200	97,966
Comverse Technology, Inc. (a)	20,665	136,182
Constellation Software, Inc.	600	68,822
Electronic Arts, Inc. (a)	10,808	133,479
JDA Software Group, Inc. (a)	5,952	227,009
Oracle Corp.	5,157	160,125
Symantec Corp. (a)	7,424	135,043
		1,104,956
TOTAL INFORMATION TECHNOLOGY		5,987,750
MATERIALS - 6.2%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	2,483	192,507
Albemarle Corp.	2,814	155,080
Ashland, Inc.	5,808	413,239
Cytec Industries, Inc.	2,630	180,997
Eastman Chemical Co.	5,005	296,496
LyondellBasell Industries NV Class A	2,980	159,102
Methanex Corp.	3,492	104,681
Mexichem SAB de CV	15,000	74,336
W.R. Grace & Co. (a)	1,003	64,352
Westlake Chemical Corp.	2,136	162,464
		1,803,254
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 1.4%
Ball Corp.	5,470	$ 234,280
Rock-Tenn Co. Class A	6,256	457,877
Sonoco Products Co.	4,090	127,322
		819,479
Metals & Mining - 1.6%
Coeur d'Alene Mines Corp. (a)	2,570	79,439
First Quantum Minerals Ltd.	8,370	188,142
Gem Diamonds Ltd. (a)	23,033	62,724
Reliance Steel & Aluminum Co.	8,100	440,154
SunCoke Energy, Inc. (a)	6,623	106,432
		876,891
TOTAL MATERIALS		3,499,624
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
CenturyLink, Inc.	485	18,614
Frontier Communications Corp. (d)	19,557	92,309
		110,923
Wireless Telecommunication Services - 0.6%
NII Holdings, Inc. (a)	27,169	216,537
Sprint Nextel Corp. (a)	23,939	132,622
		349,159
TOTAL TELECOMMUNICATION SERVICES		460,082
UTILITIES - 8.9%
Electric Utilities - 5.5%
Edison International	17,190	806,899
ITC Holdings Corp.	7,987	635,925
NextEra Energy, Inc.	2,747	192,455
Northeast Utilities	20,251	795,864
OGE Energy Corp.	4,849	279,205
Pinnacle West Capital Corp.	4,027	213,310
PNM Resources, Inc.	8,420	186,587
		3,110,245
Gas Utilities - 0.3%
ONEOK, Inc.	3,249	153,678
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 1.0%
Calpine Corp. (a)	8,210	$ 144,496
The AES Corp.	40,817	426,538
		571,034
Multi-Utilities - 2.1%
PG&E Corp.	4,001	170,123
Sempra Energy	14,433	1,006,703
		1,176,826
TOTAL UTILITIES		5,011,783
TOTAL COMMON STOCKS (Cost $54,704,541)		54,988,518
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.1% 11/23/12 (e) (Cost $39,997)	$ 40,000	39,998
Money Market Funds - 3.3%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	1,630,394	1,630,394
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	223,950	223,950
TOTAL MONEY MARKET FUNDS (Cost $1,854,344)		1,854,344
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $56,598,882)		56,882,860
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(495,683)
NET ASSETS - 100%		$ 56,387,177
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 CME E-mini S&P MidCap 400 Index Contracts	Dec. 2012	$ 782,480	$ 5,596

The face value of futures purchased as a percentage of net assets is 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $37,998.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,162
Fidelity Securities Lending Cash Central Fund	9,008
Total	$ 11,170
Other Information

The following is a summary of the inputs used, as of October 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,970,604	$ 5,970,604	$ -	$ -
Consumer Staples	2,958,910	2,958,910	-	-
Energy	4,897,447	4,897,447	-	-
Financials	15,286,888	15,134,768	152,120	-
Health Care	3,916,037	3,916,037	-	-
Industrials	6,999,393	6,903,216	96,177	-
Information Technology	5,987,750	5,987,750	-	-
Materials	3,499,624	3,499,624	-	-
Telecommunication Services	460,082	460,082	-	-
Utilities	5,011,783	5,011,783	-	-
U.S. Government and Government Agency Obligations	39,998	-	39,998	-
Money Market Funds	1,854,344	1,854,344	-	-
Total Investments in Securities:	$ 56,882,860	$ 56,594,565	$ 288,295	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 5,596	$ 5,596	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,596	$ -
Total Value of Derivatives	$ 5,596	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	83.7%
Bermuda	2.7%
United Kingdom	2.5%
Canada	2.1%
Netherlands	1.5%
Brazil	1.1%
Others (Individually Less Than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2012

Assets
Investment in securities, at value (including securities loaned of $228,835) - See accompanying schedule: Unaffiliated issuers (cost $54,744,538)	$ 55,028,516
Fidelity Central Funds (cost $1,854,344)	1,854,344
Total Investments (cost $56,598,882)		$ 56,882,860
Cash		94,777
Foreign currency held at value (cost $5)		5
Receivable for investments sold		467,690
Receivable for fund shares sold		77,685
Dividends receivable		26,397
Distributions receivable from Fidelity Central Funds		724
Receivable for daily variation margin on futures contracts		4,231
Other receivables		1,088
Total assets		57,555,457

Liabilities
Payable for investments purchased	$ 380,092
Payable for fund shares redeemed	441,311
Accrued management fee	25,470
Distribution and service plan fees payable	21,260
Other affiliated payables	15,731
Other payables and accrued expenses	60,466
Collateral on securities loaned, at value	223,950
Total liabilities		1,168,280

Net Assets		$ 56,387,177
Net Assets consist of:
Paid in capital		$ 86,446,225
Undistributed net investment income		58,448
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,407,069)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		289,573
Net Assets		$ 56,387,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,816,693 ÷ 1,975,089 shares)	$ 14.08

Maximum offering price per share (100/94.25 of $14.08)	$ 14.94
Class T: Net Asset Value and redemption price per share ($12,727,384 ÷ 912,624 shares)	$ 13.95

Maximum offering price per share (100/96.50 of $13.95)	$ 14.46
Class B: Net Asset Value and offering price per share ($2,479,648 ÷ 183,127 shares)A	$ 13.54

Class C: Net Asset Value and offering price per share ($9,283,293 ÷ 686,995 shares)A	$ 13.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,080,159 ÷ 286,967 shares)	$ 14.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2012

Investment Income
Dividends		$ 1,000,213
Interest		57
Income from Fidelity Central Funds		11,170
Total income		1,011,440

Expenses
Management fee Basic fee	$ 322,065
Performance adjustment	(77,345)
Transfer agent fees	169,673
Distribution and service plan fees	258,144
Accounting and security lending fees	22,479
Custodian fees and expenses	81,012
Independent trustees' compensation	381
Registration fees	54,601
Audit	60,010
Legal	216
Miscellaneous	542
Total expenses before reductions	891,778
Expense reductions	(59,837)	831,941
Net investment income (loss)		179,499
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,521,274
Investment not meeting investment restrictions	317
Foreign currency transactions	(4,182)
Futures contracts	(64,207)
Total net realized gain (loss)		1,453,202
Change in net unrealized appreciation (depreciation) on: Investment securities	6,363,552
Assets and liabilities in foreign currencies	(162)
Futures contracts	28,808
Total change in net unrealized appreciation (depreciation)		6,392,198
Net gain (loss)		7,845,400
Net increase (decrease) in net assets resulting from operations		$ 8,024,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 179,499	$ 12,960
Net realized gain (loss)	1,453,202	7,946,487
Change in net unrealized appreciation (depreciation)	6,392,198	(5,717,956)
Net increase (decrease) in net assets resulting from operations	8,024,899	2,241,491
Distributions to shareholders from net investment income	(122,126)	(289,887)
Distributions to shareholders from net realized gain	-	(44,687)
Total distributions	(122,126)	(334,574)
Share transactions - net increase (decrease)	(11,342,588)	(18,287,973)
Total increase (decrease) in net assets	(3,439,815)	(16,381,056)

Net Assets
Beginning of period	59,826,992	76,208,048
End of period (including undistributed net investment income of $58,448 and $0, respectively)	$ 56,387,177	$ 59,826,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 12.12	$ 9.81	$ 8.33	$ 16.55
Income from Investment Operations
Net investment income (loss) C	.07	.03	.06 F	.06	.08
Net realized and unrealized gain (loss)	1.79	.17	2.29	1.46	(7.33)
Total from investment operations	1.86	.20	2.35	1.52	(7.25)
Distributions from net investment income	(.03)	(.06)	(.03)	(.04)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.97)
Total distributions	(.03)	(.07)	(.04)	(.04)	(.97)
Net asset value, end of period	$ 14.08	$ 12.25	$ 12.12	$ 9.81	$ 8.33
Total Return A,B	15.22%	1.65%	23.99%	18.41%	(46.38)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.35%	1.29%	1.33%	1.36%	1.34%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.24%	1.24%	1.25%	1.25%
Net investment income (loss)	.51%	.21%	.51% F	.76%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,817	$ 29,635	$ 37,972	$ 40,404	$ 39,288
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 12.03	$ 9.74	$ 8.29	$ 16.47
Income from Investment Operations
Net investment income (loss) C	.03	(.01)	.03 F	.04	.05
Net realized and unrealized gain (loss)	1.80	.17	2.27	1.45	(7.30)
Total from investment operations	1.83	.16	2.30	1.49	(7.25)
Distributions from net investment income	(.03)	(.04)	(.01)	(.04)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.93)
Total distributions	(.03)	(.04) H	(.01) I	(.04)	(.93)
Net asset value, end of period	$ 13.95	$ 12.15	$ 12.03	$ 9.74	$ 8.29
Total Return A,B	15.05%	1.35%	23.66%	18.09%	(46.50)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.61%	1.56%	1.59%	1.62%	1.59%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.49%	1.50%	1.50%
Net investment income (loss)	.26%	(.04)%	.26% F	.51%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,727	$ 12,866	$ 17,908	$ 19,978	$ 22,523
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.85	$ 11.75	$ 9.54	$ 8.16	$ 16.30
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.03) F	- H	(.01)
Net realized and unrealized gain (loss)	1.74	.17	2.24	1.41	(7.20)
Total from investment operations	1.71	.10	2.21	1.41	(7.21)
Distributions from net investment income	(.02)	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(.93)
Total distributions	(.02)	-	-	(.03)	(.93)
Net asset value, end of period	$ 13.54	$ 11.85	$ 11.75	$ 9.54	$ 8.16
Total Return A,B	14.41%	.85%	23.17%	17.43%	(46.75)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.13%	2.05%	2.08%	2.12%	2.10%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	2.00%
Net investment income (loss)	(.24)%	(.54)%	(.24)% F	.01%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,480	$ 3,482	$ 4,937	$ 4,828	$ 5,919
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 11.83	$ 11.73	$ 9.53	$ 8.14	$ 16.27
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.03) F	- H	(.01)
Net realized and unrealized gain (loss)	1.73	.17	2.23	1.42	(7.19)
Total from investment operations	1.70	.10	2.20	1.42	(7.20)
Distributions from net investment income	(.02)	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(.93)
Total distributions	(.02)	-	-	(.03)	(.93)
Net asset value, end of period	$ 13.51	$ 11.83	$ 11.73	$ 9.53	$ 8.14
Total Return A,B	14.36%	.85%	23.08%	17.60%	(46.78)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	2.04%	2.08%	2.11%	2.09%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	1.99%	2.00%	2.00%
Net investment income (loss)	(.24)%	(.54)%	(.24)% F	.01%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,283	$ 8,976	$ 9,497	$ 9,692	$ 10,418
Portfolio turnover rate E	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.34	$ 12.21	$ 9.88	$ 8.37	$ 16.65
Income from Investment Operations
Net investment income (loss) B	.10	.06	.09 E	.08	.12
Net realized and unrealized gain (loss)	1.81	.18	2.31	1.47	(7.38)
Total from investment operations	1.91	.24	2.40	1.55	(7.26)
Distributions from net investment income	(.03)	(.10)	(.06)	(.04)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(1.02)
Total distributions	(.03)	(.11)	(.07)	(.04)	(1.02)
Net asset value, end of period	$ 14.22	$ 12.34	$ 12.21	$ 9.88	$ 8.37
Total Return A	15.56%	1.93%	24.36%	18.74%	(46.27)%
Ratios to Average Net Assets C,F
Expenses before reductions	.99%	.97%	1.03%	1.16%	1.09%
Expenses net of fee waivers, if any	.99%	.97%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.96%	.99%	1.00%	1.00%
Net investment income (loss)	.76%	.49%	.76% E	1.01%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,080	$ 4,869	$ 5,894	$ 5,230	$ 13,229
Portfolio turnover rate D	77%	96%	152%	58%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2012

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately. other than investments, which are held at period end.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of October 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,205,934
Gross unrealized depreciation	(5,285,947)
Net unrealized appreciation (depreciation) on securities and other investments	$ (80,013)

Tax Cost	$ 56,962,873

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 58,448
Capital loss carryforward	$ (30,037,482)
Net unrealized appreciation (depreciation)	$ (80,014)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (30,037,482)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2012	October 31, 2011
Ordinary Income	$ 122,126	$ 334,574

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of ($64,207) and a change in net unrealized appreciation (depreciation) of $28,808 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $43,394,378 and $53,793,808, respectively.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments - continued

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 71,699	$ 600
Class T	.25%	.25%	63,792	321
Class B	.75%	.25%	30,398	23,003
Class C	.75%	.25%	92,255	10,948
			$ 258,144	$ 34,872

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,757
Class T	1,388
Class B*	2,423
Class C*	2,480
$ 11,048

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 85,114.30
Class T	39,476.31
Class B	9,192.30
Class C	27,952.30
Institutional Class	7,939.20
	$ 169,673

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,333 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $159 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,008, including $70 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 29,627
Class T	1.50%	13,911
Class B	2.00%	3,769
Class C	2.00%	9,490
Institutional Class	1.00%	-
		$ 56,797

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,040 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2012	2011
From net investment income
Class A	$ 69,035	$ 196,655
Class T	25,805	51,708
Class B	4,214	-
Class C	12,072	-
Institutional Class	11,000	41,524
Total	$ 122,126	$ 289,887
From net realized gain
Class A	$ -	$ 27,654
Class T	-	13,296
Institutional Class	-	3,737
Total	$ -	$ 44,687

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2012	2011	2012	2011
Class A
Shares sold	329,571	613,471	$ 4,329,329	$ 7,929,779
Reinvestment of distributions	5,253	16,302	63,291	206,877
Shares redeemed	(779,891)	(1,341,779)	(10,153,577)	(17,403,584)
Net increase (decrease)	(445,067)	(712,006)	$ (5,760,957)	$ (9,266,928)
Class T
Shares sold	107,994	181,108	$ 1,412,834	$ 2,357,288
Reinvestment of distributions	2,094	4,996	25,036	63,049
Shares redeemed	(256,225)	(615,490)	(3,346,748)	(7,962,044)
Net increase (decrease)	(146,137)	(429,386)	$ (1,908,878)	$ (5,541,707)
Class B
Shares sold	427	3,500	$ 5,416	$ 43,948
Reinvestment of distributions	305	-	3,552	-
Shares redeemed	(111,455)	(129,806)	(1,418,435)	(1,638,709)
Net increase (decrease)	(110,723)	(126,306)	$ (1,409,467)	$ (1,594,761)
Class C
Shares sold	97,754	157,350	$ 1,224,045	$ 2,023,900
Reinvestment of distributions	933	-	10,861	-
Shares redeemed	(170,741)	(208,070)	(2,171,269)	(2,633,143)
Net increase (decrease)	(72,054)	(50,720)	$ (936,363)	$ (609,243)
Institutional Class
Shares sold	29,145	88,576	$ 387,393	$ 1,010,960
Reinvestment of distributions	651	2,589	7,904	33,007
Shares redeemed	(137,550)	(179,165)	(1,722,220)	(2,319,301)
Net increase (decrease)	(107,754)	(88,000)	$ (1,326,923)	$ (1,275,334)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 443 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class I designates 100% of the dividend distributed in December 2011 as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed in December 2011 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

FAVI-UANN-1212
1.809013.108

Item 2. Code of Ethics

As of the end of the period, October 31, 2012, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$135,000	$-	$5,700	$1,800
Fidelity Advisor High Income Advantage Fund	$62,000	$-	$5,700	$600
Fidelity Advisor High Income Fund	$54,000	$-	$5,700	$500
Fidelity Advisor Value Fund	$39,000	$-	$5,700	$400

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$136,000	$-	$5,700	$1,200
Fidelity Advisor High Income Advantage Fund	$62,000	$-	$5,700	$500
Fidelity Advisor High Income Fund	$54,000	$-	$5,700	$300
Fidelity Advisor Value Fund	$39,000	$-	$5,700	$300

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2012A	October 31, 2011A
Audit-Related Fees	$720,000	$440,000
Tax Fees	$-	$-
All Other Fees	$1,305,000	$430,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2012 A	October 31, 2011 A
Deloitte Entities	$2,090,000	$985,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 26, 2012